As filed with the U.S. Securities and Exchange Commission on July 29, 2009

Securities Act File No. 2-91556
Investment Company Act File No. 811-4052

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
1933       ☒

Pre-Effective Amendment No.
Post-Effective Amendment No. 81

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940       ☒

Amendment No. 88
(Check appropriate box or boxes.)

_______________

Legg Mason Partners Money Market Trust*
(Exact Name of Registrant as Specified in Charter)
_______________

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010
_______________

Robert I. Frenkel
Legg Mason Partners Money Market Trust
100 First Stamford Place
Stamford, Connecticut
(Name and Address of Agent for Service)

COPY TO:
Roger P. Joseph, Esq.
Bingham McCutchen LLP
One Federal Street
Boston, Massachusetts 02110
_______________

(Approximate Date of Proposed Offering) Continuous

It is proposed that this filing will become effective on July 29, 2009, pursuant to Rule 485(b).

*

This filing relates solely to: Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset Municipal Money Market Fund and Western Asset New York Municipal Money Market Fund.

PROSPECTUS / JULY 29, 2009

Western Asset
California
Municipal Money
Market Fund
Class A and Class I Shares

Class	Ticker Symbols
A	MBCXX
I	MBYXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

SUPPLEMENT DATED JULY 29, 2009
TO THE PROSPECTUS DATED JULY 29, 2009

The following supplements, and replaces any contrary
information in, the Prospectus

Participation in the Temporary Guarantee Program for
Money Market Funds

Each fund participates in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Guarantee Program”) which has been extended through September 18, 2009. Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, if an otherwise eligible shareholder closes or transfers his or her fund account during the period covered by the Program, the shareholder will no longer be covered under the Program. Also, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value per share of a fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to a fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the latest extension of the Guarantee Program is currently scheduled to terminate as of the close of business on September 18, 2009.

In order to participate in the Guarantee Program, each fund has paid a participation fee of 0.04% of the fund’s asset base (number of shares outstanding X 1.00) as of September 19, 2008, which is not covered by any expense cap currently in effect.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

Western Asset
California Municipal Money Market Fund

Contents

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and California personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Fees and expenses of the fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (paid directly from your investment)
	CLASS A	CLASS I

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	CLASS A	CLASS I

Management fees	0.42%	0.42%
Distribution and service (12b-1) fees	0.10%	None
Other expenses	0.02%	0.01%
Treasury Guarantee Program[1]	0.02%	0.02%
Total annual fund operating expenses[2]	0.56%	0.45%

[1]	Reflects Treasury Guarantee Program expenses of 0.015% for the period May 1, 2009 through September 18, 2009, which are not covered by any expense limitation currently in effect.

[2]

Because management has agreed to voluntarily forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), total annual operating expenses are not expected to exceed 0.80% for Class A shares and 0.70% for Class I shares (the “voluntary limits”). This arrangement may be changed or terminated at any time. The manager is permitted to recapture amounts voluntarily forgone or reimbursed to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary limits. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary limits.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

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•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS

Class A	$57	$175	$304	$680
Class I	$46	$140	$243	$544

Principal investment strategies

The fund is a money market fund which invests primarily in short-term high quality municipal securities the interest on which is excluded from regular federal income tax and California personal income tax, although it may be subject to the federal alternative minimum tax. These securities include participation or other interests in California municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to federal and/or California taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Western Asset California Municipal Money Market Fund½3

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risk: There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets.

•

Credit risk: An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

•

Yield risk: The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

•

Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a voluntary fee waiver is changed or terminated.

•

Tax risk: The income on the fund’s municipal securities could become subject to regular federal or California personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

•	Structured securities risk: Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

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•

Risks associated with concentration in the banking industry: The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

•

Risks associated with focusing on investments in California municipal securities: The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal obligors. California has been experiencing a significant deterioration in its economic base leading to a severe fiscal crisis. California’s economic and fiscal problems heighten the risks of investing in California municipal securities, including the risks of downgrades, market illiquidity and issuer defaults.

•

Portfolio selection risk: The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

These and other risks are discussed in more detail later in this Prospectus or in the Statement of Additional Information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Please note there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its objective.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund

Western Asset California Municipal Money Market Fund ½ 5

that has been in operation for at least one full calendar year. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors (select “Money Market” and click on the name of the fund in the dropdown menu) or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best quarter (ended 12/31/2000): 0.81%. Worst quarter (ended 09/30/2003): 0.08%. The year-to-date return as of the most recent calendar quarter, which ended 06/30/2009, was 0.05%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)
CLASS	1 YEAR	5 YEARS	10 YEARS

Class A	1.59%	2.00%	1.88%
Class I	1.69%	2.11%	2.01%

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

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Purchase and sale of fund shares

In general, you may purchase shares of the fund on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions. Purchases made by wire are generally effective on the day made, and those made by check on the next business day.

The fund’s initial and subsequent investment minimums generally are as follows:

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENTS
	CLASS A	CLASS I

General	$1,000/$50	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	n/a
Systematic Investment Plans	$50/$50	n/a
Clients of Eligible Financial Intermediaries	None/None	None/None
Institutional Investors	$1,000/$50	$1 million/None

Your financial intermediary may impose higher investment minimums.

In general, you may redeem shares of the fund on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions. You should contact your financial intermediary, or, if you hold your shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504). Redemption proceeds, which may be sent by wire, ACH transfer or check, are generally sent one business day after receipt of your order. You may also be eligible to schedule automatic redemptions of a portion of your shares.

Tax information

The fund intends to distribute income that is exempt from regular federal and California income taxes. A portion of the fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

Western Asset California Municipal Money Market Fund½7

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8½Western Asset California Municipal Money Market Fund

More on the fund’s investment strategies, risks and investments

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment strategies and investments

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and California personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Minimum credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

California municipal securities

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “California municipal securities.” The fund’s 80% policy may not be changed by the Board without a

Western Asset California Municipal Money Market Fund½9

shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed without shareholder approval.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

California municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated

10½Western Asset California Municipal Money Market Fund

final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and California personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or California personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any capital gains generally will be, subject to regular federal and California personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local tax for investors that reside in states other than California.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to California personal income taxes and other money market instruments the interest on which is subject to both federal and state income taxes.

Western Asset California Municipal Money Market Fund½11

Banking industry concentration

The fund may invest more than 25% of its assets in banking obligations, including participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks. Up to 25% of its assets may be invested in obligations of non-U.S. banks.

Structured securities

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset- backed or mortgage-backed securities. The fund may invest up to 20% of its assets, measured at the time of investment, in partnership interests and swap-based securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

12½Western Asset California Municipal Money Market Fund

Money market instruments

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset- backed commercial paper refers to a debt security with an original term to maturity of up to 270 days. It is typically issued by structured investment vehicles or other conduits. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a

Western Asset California Municipal Money Market Fund½13

government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is

14½Western Asset California Municipal Money Market Fund

made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of high quality taxable money market instruments or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

Selection process

In selecting individual securities, the portfolio managers:

Western Asset California Municipal Money Market Fund½15

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happens, you will own fewer shares and lose money. By investing in the fund, you agree to this reduction should it become necessary.

16½Western Asset California Municipal Money Market Fund

More on risks of investing in the fund

•

Interest rate and market risk: A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events could cause the value of your investment in the fund, or its yield, to decline. The recent financial crisis has had a significant adverse effect on the financial markets.

•

Credit risk: The fund invests exclusively in securities that are rated, when the fund buys them, in the two highest short-term rating categories or, if unrated, are, in the subadviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund or a counterparty to a financial contract with the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

•	Yield risk: The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in

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short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income, and, if the fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1 share price.

•

Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a voluntary fee waiver is changed or terminated.

•

Tax risk: There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes or California personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

•

Structured securities risk: The structured securities in which the fund invests are a type of derivative instrument. Some of these instruments may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

•

Risks associated with concentration in the banking industry: The fund may concentrate in banking obligations, such as participation interests in municipal securities or variable rate demand obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit

18½Western Asset California Municipal Money Market Fund

markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject.

•

Risks associated with focusing investments in California municipal securities: The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal obligors. The housing downturn that began in California in 2005 continues to slow the California economy. California has suffered a severe deterioration of its economic base, job losses, an increase in foreclosures, a drop in housing prices and severe contraction in new housing construction. Issuers and guarantors of California municipal securities are likely to experience a reduction in revenues as a result of the state’s economic woes. Furthermore, municipal issuers in California often are dependent on the state government for a portion of their revenues, but the state government is suffering a significant structural deficit. These and other factors may affect adversely the ability of the issuers of California municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. If the fund has difficulty finding high quality California municipal securities to purchase, the amount of the fund’s income that is subject to California

Western Asset California Municipal Money Market Fund½19

taxes could increase. More detailed information about the economy of California may be found in the SAI.

•

Portfolio selection risk: The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund, please visit the fund’s website, http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of June 30, 2009, LMPFA’s total assets under management were approximately $173 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $485 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $657 billion.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion.

For the fiscal year ended March 31, 2009, the fund paid a management fee of 0.42% of the fund’s average daily net assets for management services.

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A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2009.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives

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or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Choosing a class of shares to buy

Individual investors can generally purchase Class A shares of the fund. Individual investors who held Class I shares prior to November 20, 2006, may continue to invest in Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries can generally purchase Class A and Class I shares of the fund. For additional information, refer to “Institutional investors—eligible investors” below.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. To visit the website, go to http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class may be appropriate for you. Your Service Agent may receive different compensation depending upon which class you choose.

		KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[3]
Class A	•	No initial or contingent deferred sales charge	None[1]	None[2]	0.10% of average daily net assets	Class A shares of funds sold by the distributor
	•	Offered to individual and institutional investors
	•	Generally higher annual expenses than Class I
Class I	•	No initial or contingent deferred sales charge	None	None	None	Class I shares of funds sold by the distributor
	•	Only offered to institutional and other eligible investors
	•	Generally lower annual expenses than Class A

[1]	Initial sales charges may apply if you exchange shares of the fund for shares of another fund sold by the distributor.

[2]

If you purchased shares by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge, your shares continue to be subject to the original fund’s contingent deferred sales charge.

[3]	Ask your Service Agent about the funds available for exchange.

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Sales charges

Class A shares

You may buy Class A shares at net asset value with no initial or contingent deferred sales charge. Class A shares are subject to ongoing service fees.

If you acquire Class A shares of the fund by exchange of shares of another fund sold by the distributor that are subject to a contingent deferred sales charge, the original contingent deferred sales charge will continue to apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, you may be required to pay a contingent deferred sales charge of 1.00%.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

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Institutional investors — eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A shares, which have a different investment minimum and different fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors as authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan

Western Asset California Municipal Money Market Fund½27

fiduciary or financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

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Buying shares

Generally

You may buy shares on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
• Name of fund being bought
• Class of shares being bought
• Dollar amount or number of shares being bought
• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.
For initial purchases, complete and send your account application to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares, or arrange for the wiring of federal funds by calling Funds Investor Services or Institutional Shareholder Services.

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Orders received by telephone after the time at which the fund calculates its net asset value on a day will not be processed and the investor must resubmit the order on the fund’s next business day.

Effectiveness of purchase orders

Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper order by the fund. Orders must be received before the fund calculates its net asset value on a day (normally 4:00 p.m. Eastern time) that the fund is open for business. If received after the fund calculates its net asset value, your order (except for telephonic orders which must be resubmitted) will be effective on the following fund business day at the time the fund calculates its net asset value.

If you pay by check, your purchase order for shares becomes effective on the fund business day following receipt at the time the fund calculates it net asset value on that day.

Shareholders must call the fund to arrange for the wiring of federal funds by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at
1-888-425-6432. If the fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please call Funds Investor Services or Institutional Shareholder Services between 8:00 a.m. and 5:30 p.m. (Eastern time).

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Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

	•	Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”).
	•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually.
	•	If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee.
For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors	You may exchange shares at their net asset value next determined plus any applicable sales charge after receipt by your Service Agent or the transfer agent of your exchange request in good order.
	•	If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges.
•

If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges.

	•	Not all funds offer all classes.
•

Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state.

	•	Remember that an exchange is a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share.
	•	Always be sure to read the prospectus of the fund into which you are exchanging shares.

32½Western Asset California Municipal Money Market Fund

Investment minimums, sales charges and other requirements	•	Your shares may be subject to an initial sales charge at the time of exchange.
•

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

•

For Class A exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans).

	•	Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares.
	•	If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective.
	•	The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at
1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information.

Telephone exchanges may be made only between accounts that have identical registrations.

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By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually.
• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”).
For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

34½Western Asset California Municipal Money Market Fund

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

If your request is received in good order by your Service Agent or the transfer agent prior to the time that the fund calculates its net asset value on any day the fund is open for business, your redemption proceeds normally will be sent one business day after your request is received, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent.

Western Asset California Municipal Money Market Fund½35

Your redemption proceeds can be sent by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Your written request must provide the following:

	•	The fund name, the class of shares being redeemed and your account number

	•	The dollar amount or number of shares being redeemed

	•	Signature of each owner exactly as the account is registered

	•	Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more

36½Western Asset California Municipal Money Market Fund

information. Please have the following information ready when you call:
	•	Name of fund being redeemed
	•	Class of shares being redeemed

	•	Account number

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000, and each automatic redemption must be at least $50.

The following conditions apply:

	•	Your shares must not be represented by certificates.
	•	Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually.
•

If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year.

	•	You must elect to have all dividends and distributions reinvested.

For more information, please contact your Service Agent or consult the SAI.

Western Asset California Municipal Money Market Fund½37

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption or exchange orders by telephone. In that case, shareholders should consider using the fund’s other redemption and exchange procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

38½Western Asset California Municipal Money Market Fund

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Western Asset California Municipal Money Market Fund½39

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In

40½Western Asset California Municipal Money Market Fund

addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

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Dividends, distributions and taxes

Dividends and distributions

The fund intends to declare a dividend of substantially all of its net investment income on each day the fund is open for business. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Unless you request otherwise, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt- interest dividends from California municipal securities will also be exempt from California personal income tax. For other distributions, you will generally have to pay federal income taxes, as well as any other state and local taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share (except for any loss that may result from the imposition of a contingent deferred sales charge). The following table summarizes the tax status to you of certain transactions related to the fund:

42½Western Asset California Municipal Money Market Fund

TRANSACTION	FEDERAL TAX STATUS	CALIFORNIA PERSONAL INCOME TAX STATUS
Redemption or exchange of shares	Usually no gain or loss	Usually no gain or loss
Exempt-interest dividends	Exempt from regular federal income tax	Exempt from personal income tax if from interest on California municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund anticipates that it normally will not earn any long-term capital gain and therefore normally will not distribute any net capital gain. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders is taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, ordinary dividends that are designated by the fund as “interest-related dividend” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010.

Western Asset California Municipal Money Market Fund½43

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions and dividends (including exempt-interest dividends). Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

44½Western Asset California Municipal Money Market Fund

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order adjusted for any applicable sales charge.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund is open for business and calculates its NAV every day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the fund will be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

The fund’s NAV is usually calculated when regular trading closes on the NYSE (normally 4:00 p.m. Eastern time). On any day the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the Securities and Exchange Commission, the fund reserves the right to close early and to calculate its NAV as of the time of its early close.

To determine whether the fund is open for business, please call Funds Investor Services at 1-800-822-5544 or Institutional

Western Asset California Municipal Money Market Fund½45

Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time). If you transact through a Service Agent, you should contact your Service Agent directly to determine its schedule of operations.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

46½Western Asset California Municipal Money Market Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class during the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

Western Asset California Municipal Money Market Fund½47

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND CLASS A SHARES
	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income	0.011	0.028	0.030	0.021	0.009
Net realized gain[1]	0.000	0.000	0.000	0.000	0.000
Total income from operations	0.011	0.028	0.030	0.021	0.009
Less distributions from:
Net investment income	(0.011)	(0.028)	(0.030)	(0.021)	(0.009)
Net realized gains[1]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)
Total distributions	(0.011)	(0.028)	(0.030)	(0.021)	(0.009)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	1.12%	2.83%	2.98%	2.15%	0.87%
NET ASSETS, END OF YEAR (millions)	$2,697	$3,897	$2,724	$2,736	$2,637
Ratios to average net assets:
Gross expenses	0.56%[3]	0.54%	0.55%[4]	0.57%	0.59%
Net expenses[5]	0.56 [3,6]	0.54 [6]	0.54 [4,7]	0.57 [7]	0.58 [7]
Net investment income	1.17	2.73	2.93	2.14	0.89

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.54%.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.54%.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.80%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	Reflects fee waivers and/or expense reimbursements.

48½Western Asset California Municipal Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND CLASS I SHARES
	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income	0.012	0.029	0.030	0.022	0.010
Net realized gain[1]	0.000	0.000	0.000	0.000	0.000
Total income from operations	0.012	0.029	0.030	0.022	0.010
Less distributions from:
Net investment income	(0.012)	(0.029)	(0.030)	(0.022)	(0.010)
Net realized gains[1]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)
Total distributions	(0.012)	(0.029)	(0.030)	(0.022)	(0.010)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	1.23%	2.94%	3.08%	2.27%	0.99%
NET ASSETS, END OF YEAR (millions)	$73	$51	$39	$23	$37
Ratios to average net assets:
Gross expenses	0.45%[3]	0.44%	0.45%[4]	0.45%	0.47%
Net expenses[5]	0.45 [3,6]	0.44 [6]	0.44 [4,7]	0.45 [7]	0.46 [7]
Net investment income	1.22	2.80	3.04	2.22	1.02

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.43%.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.44%.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.70%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	Reflects fee waivers and/or expense reimbursements.

Western Asset California Municipal Money Market Fund½49

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Western Asset
California Municipal Money Market Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-4052)
FD0773 07/09

PROSPECTUS / JULY 29, 2009

Western Asset
Massachusetts
Municipal Money
Market Fund
Class A and Class I Shares

Class	Ticker Symbols
A	MASXX
I

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

WESTERN ASSET MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

SUPPLEMENT DATED JULY 29, 2009
TO THE PROSPECTUS DATED JULY 29, 2009

The following supplements, and replaces any contrary
information in, the Prospectus

Participation in the Temporary Guarantee Program for Money Market Funds

The fund participates in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Guarantee Program”) which has been extended through September 18, 2009. Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, if an otherwise eligible shareholder closes or transfers his or her fund account during the period covered by the Program, the shareholder will no longer be covered under the Program. Also, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value per share of the fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the latest extension of the Guarantee Program is currently scheduled to terminate as of the close of business on September 18, 2009.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.04% of the fund’s asset base (number of shares outstanding X 1.00) as of September 19, 2008, which is not covered by any expense cap currently in effect.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

Western Asset
Massachusetts Municipal Money Market Fund

Contents

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and Massachusetts personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Fees and expenses of the fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (paid directly from your investment)
	CLASS A	CLASS I

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	CLASS A	CLASS I

Management fees	0.45%	0.45%
Distribution and service (12b-1) fees	0.10%	None
Other expenses[1]	0.05%	0.05%
Treasury Guarantee Program	0.02%[2]	0.00%
Total annual fund operating expenses[3]	0.62%	0.50%

[1]	“Other expenses” for Class I shares have been estimated because no Class I shares were outstanding during the fund’s last fiscal year.

[2]	Reflects Treasury Guarantee Program expenses of 0.015% for the period May 1, 2009 through September 18, 2009, which are not covered by any expense limitation currently in effect.

[3]

Because management has agreed to voluntarily forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), total annual operating expenses are not expected to exceed 0.80% for Class A shares and 0.70% for Class I shares (the “voluntary limits”). This arrangement may be changed or terminated at any time. The manager is permitted to recapture amounts voluntarily forgone or reimbursed to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary limits. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary limits.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

2½Western Asset Massachusetts Municipal Money Market Fund

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS

Class A	$63	$194	$337	$752
Class I	$51	$160	$279	$629

Principal investment strategies

The fund is a money market fund which invests primarily in short-term high quality municipal securities the interest on which is excluded from regular federal income tax and Massachusetts personal income tax, although it may be subject to the federal alternative minimum tax. These securities include participation or other interests in Massachusetts municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to federal and/or Massachusetts taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by

Western Asset Massachusetts Municipal Money Market Fund½3

applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risk: There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets.

•

Credit risk: An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

•

Yield risk: The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

•

Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a voluntary fee waiver is changed or terminated.

•

Tax risk: The income on the fund’s municipal securities could become subject to regular federal or Massachusetts personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

4½Western Asset Massachusetts Municipal Money Market Fund

•	Structured securities risk: Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

•

Risks associated with concentration in the banking industry: The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

•

Risks associated with focusing on investments in Massachusetts municipal securities: The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal obligors.

•

Portfolio selection risk: The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

These and other risks are discussed in more detail later in this Prospectus or in the Statement of Additional Information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Please note there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its objective.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors

Western Asset Massachusetts Municipal Money Market Fund½5

(select “Money Market” and click on the name of the fund in the dropdown menu), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best quarter (ended 12/31/2000): 0.92%. Worst quarter (ended 09/30/2003): 0.08%. The year-to-date return as of the most recent calendar quarter, which ended 06/30/2009, was 0.06%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)
CLASS	1 YEAR	5 YEARS	SINCE INCEPTION	INCEPTION DATE

Class A	1.58%	1.98%	1.93%	09/19/1999

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

6½Western Asset Massachusetts Municipal Money Market Fund

Purchase and sale of fund shares

In general, you may purchase shares of the fund on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions. Purchases made by wire are generally effective on the day made, and those made by check on the next business day.

The fund’s initial and subsequent investment minimums generally are as follows:

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENTS
	CLASS A	CLASS I

General	$1,000/$50	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	n/a
Systematic Investment Plans	$50/$50	n/a
Clients of Eligible Financial Intermediaries	None/None	None/None
Institutional Investors	$1,000/$50	$1 million/None

Your financial intermediary may impose higher investment minimums.

In general, you may redeem shares of the fund on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions. You should contact your financial intermediary, or, if you hold your shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504). Redemption proceeds, which may be sent by wire, ACH transfer or check, are generally sent one business day after receipt of your order. You may also be eligible to schedule automatic redemptions of a portion of your shares.

Tax information

The fund intends to distribute income that is exempt from regular federal and Massachusetts income taxes. A portion of the fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

Western Asset Massachusetts Municipal Money Market Fund½7

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8½Western Asset Massachusetts Municipal Money Market Fund

More on the fund’s investment strategies, risks and investments

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment strategies and investments

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and Massachusetts personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Minimum credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Massachusetts municipal securities

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “Massachusetts municipal securities.” The fund’s 80% policy may not be changed by the Board without a shareholder vote. Except for this policy, the fund’s

Western Asset Massachusetts Municipal Money Market Fund½9

investment objective and strategies may be changed without shareholder approval.

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

Massachusetts municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these

10½Western Asset Massachusetts Municipal Money Market Fund

securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and Massachusetts personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or Massachusetts personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any capital gains generally will be, subject to regular federal and Massachusetts personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local tax for investors that reside in states other than Massachusetts.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to Massachusetts personal income taxes and other money market instruments the interest on which is subject to both federal and state income taxes.

Western Asset Massachusetts Municipal Money Market Fund½11

Banking industry concentration

The fund may invest more than 25% of its assets in banking obligations, including participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks. Up to 25% of its assets may be invested in obligations of non-U.S. banks.

Structured securities

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset- backed or mortgage-backed securities. The fund may invest up to 20% of its assets, measured at the time of investment, in partnership interests and swap-based securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

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Money market instruments

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset- backed commercial paper refers to a debt security with an original term to maturity of up to 270 days. It is typically issued by structured investment vehicles or other conduits. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a

Western Asset Massachusetts Municipal Money Market Fund½13

government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is

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made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of high quality taxable money market instruments or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

Selection process

In selecting individual securities, the portfolio managers:

Western Asset Massachusetts Municipal Money Market Fund½15

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happens, you will own fewer shares and lose money. By investing in the fund, you agree to this reduction should it become necessary.

More on risks of investing in the fund

•	Interest rate and market risk: A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events could cause the

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value of your investment in the fund, or its yield, to decline. The recent financial crisis has had a significant adverse effect on the financial markets.

•

Credit risk: The fund invests exclusively in securities that are rated, when the fund buys them, in the two highest short-term rating categories or, if unrated, are, in the subadviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund or a counterparty to a financial contract with the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

•

Yield risk: The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s

Western Asset Massachusetts Municipal Money Market Fund½17

income, and, if the fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1 share price.

•

Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a voluntary fee waiver is changed or terminated.

•

Tax risk: There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes or Massachusetts personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

•

Structured securities risk: The structured securities in which the fund invests are a type of derivative instrument. Some of these instruments may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

•

Risks associated with concentration in the banking industry: The fund may concentrate in banking obligations, such as participation interests in municipal securities or variable rate demand obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest

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rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject.

•

Risks associated with focusing investments in Massachusetts municipal securities: The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal obligors. The Massachusetts economy has experienced a significant slowdown. Home sales have declined steeply, and the unemployment rate in the Commonwealth has increased significantly. These conditions could continue or get worse. Municipalities often depend on fiscal assistance from the Commonwealth, but a sharp decrease in Commonwealth revenues has resulted in budget shortfalls and dwindling state reserves. Collections of real estate taxes, the major source of revenues for municipalities in the Commonwealth, will decrease if real property values fall. These and other factors may affect adversely the ability of the issuers of Massachusetts municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. If the fund has difficulty finding high quality Massachusetts municipal securities to purchase, the amount of the fund’s income that is subject to Massachusetts taxes could increase. More detailed information about the economy of Massachusetts may be found in the SAI.

•

Portfolio selection risk: The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

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Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund, please visit the fund’s website, http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of June 30, 2009, LMPFA’s total assets under management were approximately $173 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $485 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $657 billion.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion.

For the fiscal year ended March 31, 2009, the fund paid a management fee of 0.45% of the fund’s average daily net assets for management services.

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A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2009.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments

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under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Choosing a class of shares to buy

Individual investors can generally purchase Class A shares of the fund.

Institutional Investors and Clients of Eligible Financial Intermediaries can generally purchase Class A and Class I shares of the fund. For additional information, refer to “Institutional investors—eligible investors” below.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. To visit the website, go to http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class may be appropriate for you. Your Service Agent may receive different compensation depending upon which class you choose.

		KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[3]
Class A	•	No initial or contingent deferred sales charge	None[1]	None[2]	0.10% of average daily net assets	Class A shares of funds sold by the distributor
	•	Offered to individual and institutional investors
	•	Generally higher annual expenses than Class I
Class I	•	No initial or contingent deferred sales charge	None	None	None	Class I shares of funds sold by the distributor
	•	Only offered to institutional and other eligible investors
	•	Generally lower annual expenses than Class A

[1]	Initial sales charges may apply if you exchange shares of the fund for shares of another fund sold by the distributor.

[2]

If you purchased shares by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge, your shares continue to be subject to the original fund’s contingent deferred sales charge.

[3]	Ask your Service Agent about the funds available for exchange.

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Sales charges

Class A shares

You may buy Class A shares at net asset value with no initial or contingent deferred sales charge. Class A shares are subject to ongoing service fees.

If you acquire Class A shares of the fund by exchange of shares of another fund sold by the distributor that are subject to a contingent deferred sales charge, the original contingent deferred sales charge will continue to apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, you may be required to pay a contingent deferred sales charge of 1.00%.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

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Institutional investors — eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A shares, which have a different investment minimum and different fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors as authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan

Western Asset Massachusetts Municipal Money Market Fund½27

fiduciary or financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

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Buying shares

Generally

You may buy shares on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
• Name of fund being bought
• Class of shares being bought
• Dollar amount or number of shares being bought
• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.
Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.
For initial purchases, complete and send your account application to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares, or arrange for the wiring of federal funds by calling Funds Investor Services or Institutional Shareholder Services.

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Orders received by telephone after the time at which the fund calculates its net asset value on a day will not be processed and the investor must resubmit the order on the fund’s next business day.

Effectiveness of purchase orders

Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper order by the fund. Orders must be received before the fund calculates its net asset value on a day (normally 4:00 p.m. Eastern time) that the fund is open for business. If received after the fund calculates its net asset value, your order (except for telephonic orders which must be resubmitted) will be effective on the following fund business day at the time the fund calculates its net asset value.

If you pay by check, your purchase order for shares becomes effective on the fund business day following receipt at the time the fund calculates it net asset value on that day.

Shareholders must call the fund to arrange for the wiring of federal funds by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432. If the fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please call Funds Investor Services or Institutional Shareholder Services between 8:00 a.m. and 5:30 p.m. (Eastern time).

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Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

	•	Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”).
	•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually.
	•	If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee.
For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors	You may exchange shares at their net asset value next determined plus any applicable sales charge after receipt by your Service Agent or the transfer agent of your exchange request in good order.
	•	If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges.
•

If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges.

	•	Not all funds offer all classes.
•

Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state.

	•	Remember that an exchange is a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share.
	•	Always be sure to read the prospectus of the fund into which you are exchanging shares.

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Investment minimums, sales charges and other requirements	•	Your shares may be subject to an initial sales charge at the time of exchange.
•

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

•

For Class A exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans).

	•	Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares.
	•	If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective.
	•	The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information.

Telephone exchanges may be made only between accounts that have identical registrations.

Western Asset Massachusetts Municipal Money Market Fund½33

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually.
• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”).
For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

34½Western Asset Massachusetts Municipal Money Market Fund

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

If your request is received in good order by your Service Agent or the transfer agent prior to the time that the fund calculates its net asset value on any day the fund is open for business, your redemption proceeds normally will be sent one business day after your request is received, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent.

Western Asset Massachusetts Municipal Money Market Fund½35

Your redemption proceeds can be sent by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Your written request must provide the following:

	•	The fund name, the class of shares being redeemed and your account number

	•	The dollar amount or number of shares being redeemed
	•	Signatures of each owner exactly as the account is registered
	•	Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more

36½Western Asset Massachusetts Municipal Money Market Fund

information. Please have the following information ready when you call:
	•	Name of fund being redeemed
	•	Class of shares being redeemed

	•	Account number

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000, and each automatic redemption must be at least $50.

The following conditions apply:

	•	Your shares must not be represented by certificates.
	•	Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually.
•

If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year.

	•	You must elect to have all dividends and distributions reinvested.

For more information, please contact your Service Agent or consult the SAI.

Western Asset Massachusetts Municipal Money Market Fund½37

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption or exchange orders by telephone. In that case, shareholders should consider using the fund’s other redemption and exchange procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

38½Western Asset Massachusetts Municipal Money Market Fund

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Western Asset Massachusetts Municipal Money Market Fund½39

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market

40½Western Asset Massachusetts Municipal Money Market Fund

yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Western Asset Massachusetts Municipal Money Market Fund½41

Dividends, distributions and taxes

Dividends and distributions

The fund intends to declare a dividend of substantially all of its net investment income on each day the fund is open for business. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Unless you request otherwise, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt- interest dividends from Massachusetts municipal securities will also be exempt from Massachusetts personal income tax. For other distributions, you will generally have to pay federal income taxes, as well as any other state and local taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share (except for any loss that may result from the imposition

42½Western Asset Massachusetts Municipal Money Market Fund

of a contingent deferred sales charge). The following table summarizes the tax status to you of certain transactions related to the fund:

TRANSACTION	FEDERAL TAX STATUS	MASSACHUSETTS PERSONAL INCOME TAX STATUS
Redemption or exchange of shares	Usually no gain or loss	Usually no gain or loss
Exempt-interest dividends	Exempt from regular federal income tax	Exempt from personal income tax if from interest on Massachusetts municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund anticipates that it normally will not earn any long-term capital gain and therefore normally will not distribute any net capital gain. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders is taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, ordinary dividends that are

Western Asset Massachusetts Municipal Money Market Fund½43

designated by the fund as "interest-related dividends" or "short-term capital gain dividends" are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions and dividends (including exempt-interest dividends). Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

44½Western Asset Massachusetts Municipal Money Market Fund

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order adjusted for any applicable sales charge.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund is open for business and calculates its NAV every day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the fund will be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

The fund’s NAV is usually calculated when regular trading closes on the NYSE (normally 4:00 p.m. Eastern time). On any day the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the Securities and Exchange Commission, the fund reserves the right to close early and to calculate its NAV as of the time of its early close.

Western Asset Massachusetts Municipal Money Market Fund½45

To determine whether the fund is open for business, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time). If you transact through a Service Agent, you should contact your Service Agent directly to determine its schedule of operations.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

46½Western Asset Massachusetts Municipal Money Market Fund

Financial highlights

The financial highlights table is intended to help you understand the performance of Class A shares during the periods shown. No financial highlights are presented for Class I shares because no Class I shares were outstanding for the periods shown. The returns for Class I shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

Western Asset Massachusetts Municipal Money Market Fund½47

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

WESTERN ASSET MASSACHUSETTS MUNICIPAL MONEY MARKET FUND CLASS A SHARES
	2009	2008	2007[1]	2006[1]	2005[1]

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.011	0.028	0.030	0.021	0.008
Net realized gain (loss)	—	(0.000)[2]	0.000 [2]	0.000 [2]	—
Total income from operations	0.011	0.028	0.030	0.021	0.008
Less distributions from:
Net investment income	(0.011)	(0.028)	(0.030)	(0.021)	(0.008)
Net realized gains	—	(0.000)[2]	(0.000)[2]	—	—
Total distributions	(0.011)	(0.028)	(0.030)	(0.021)	(0.008)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[3]	1.12%	2.84%	3.01%	2.10%	0.81%
NET ASSETS, END OF YEAR (millions)	$254	$300	$261	$202	$183
Ratios to average net assets:
Gross expenses	0.62%[4]	0.61%	0.61%[5]	0.64%	0.64%
Net expenses[6]	0.62 [4]	0.61 [7]	0.61 [5,8]	0.64 [8]	0.64 [8]
Net investment income	1.14	2.74	2.96	2.09	0.79

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60%.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.61% and 0.60%, respectively.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.80%.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

48½Western Asset Massachusetts Municipal Money Market Fund

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Western Asset Massachusetts
Municipal Money Market Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-4052)
FD01673 07/09

PROSPECTUS / JULY 29, 2009

Western Asset
Municipal
Money Market Fund
Class A and Class I Shares

Class	Ticker Symbols
A	TFMXX
I	TFYXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

SUPPLEMENT DATED JULY 29, 2009
TO THE PROSPECTUS DATED JULY 29, 2009

The following supplements, and replaces any contrary
information in, the Prospectus

Participation in the Temporary Guarantee Program for
Money Market Funds

The fund participates in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the "Guarantee Program") which has been extended through September 18, 2009. Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, if an otherwise eligible shareholder closes or transfers his or her fund account during the period covered by the Program, the shareholder will no longer be covered under the Program. Also, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value per share of the fund is less than $0.995, unless promptly cured (a "Guarantee Event"). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per "covered share." The number of "covered shares" held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the latest extension of the Guarantee Program is currently scheduled to terminate as of the close of business on September 18, 2009.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.04% of the fund’s asset base (number of shares outstanding X 1.00) as of September 19, 2008, which is not covered by any expense cap currently in effect.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

Western Asset
Municipal Money Market Fund

Contents

Investment objective

The fund seeks to provide income exempt from regular federal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Fees and expenses of the fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (paid directly from your investment)
	CLASS A	CLASS I

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	CLASS A	CLASS I

Management fees	0.39%	0.39%
Distribution and service (12b-1) fees	0.10%	None
Other expenses	0.02%	0.28%[1]
Treasury Guarantee Program	0.02%[2]	0.00%
Total annual fund operating expenses[3]	0.53%	0.67%

[1]	For Class I shares, “Other expenses” have been revised to reflect current transfer agency fees with respect to the class.

[2]	Reflects Treasury Guarantee Program expenses of 0.015% for the period May 1, 2009 through September 18, 2009, which are not covered by any expense limitation currently in effect.

[3]

Because management has agreed to voluntarily forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), total annual operating expenses are not expected to exceed 0.70% for Class A and Class I shares (the “voluntary limits”). This arrangement may be changed or terminated at any time. The manager is permitted to recapture amounts voluntarily forgone or reimbursed to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary limits. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary limits.

2½Western Asset Municipal Money Market Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS

Class A	$54	$165	$286	$641
Class I	$68	$214	$373	$834

Principal investment strategies

The fund is a money market fund which invests primarily in short-term high quality municipal securities the interest on which is excluded from regular federal income tax, although it may be subject to the federal alternative minimum tax. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to federal taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

Western Asset Municipal Money Market Fund½3

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risk: There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets.

•

Credit risk: An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

•

Yield risk: The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

•

Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net

4½Western Asset Municipal Money Market Fund

assets decrease, or if a voluntary fee waiver is changed or terminated.

•

Tax risk: The income on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

•	Structured securities risk: Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

•

Risks associated with concentration in the banking industry: The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

•

Portfolio selection risk: The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

These and other risks are discussed in more detail later in this Prospectus or in the Statement of Additional Information (“SAI”).

Please note there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its objective.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors (select “Money Market” and click on the name of the fund in the dropdown menu), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Western Asset Municipal Money Market Fund½5

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best quarter (ended 12/31/2000): 0.94%. Worst quarter (ended 09/30/2003): 0.09%. The year-to-date return as of the most recent calendar quarter, which ended 06/30/2009, was 0.10%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)
CLASS	1 YEAR	5 YEARS	10 YEARS

Class A	1.78%	2.09%	2.05%

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

6½Western Asset Municipal Money Market Fund

Purchase and sale of fund shares

In general, you may purchase shares of the fund on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions. Purchases made by wire are generally effective on the day made, and those made by check on the next business day.

The fund’s initial and subsequent investment minimums generally are as follows:

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENTS
	CLASS A	CLASS I

General	$1,000/$50	n/a
Participants in Eligible Broker Sweep Programs	None/None	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	n/a
Systematic Investment Plans	$50/$50	n/a
Clients of Eligible Financial Intermediaries	None/None	None/None
Institutional Investors	$1,000/$50	$1 million/None

Your financial intermediary may impose higher investment minimums.

In general, you may redeem shares of the fund on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions. You should contact your financial intermediary, or, if you hold your shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504). Redemption proceeds, which may be sent by wire, ACH transfer or check, are generally sent one business day after receipt of your order. You may also be eligible to schedule automatic redemptions of a portion of your shares.

Tax information

The fund intends to distribute income that is exempt from regular federal income tax. A portion of the fund’s distributions may be subject to such tax or to the federal alternative minimum tax.

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Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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More on the fund’s investment strategies, risks and investments

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment strategies and investments

Investment objective

The fund seeks to provide income exempt from regular federal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Minimum credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Municipal securities

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “municipal securities.” The fund’s 80% policy may not be changed by the Board without a shareholder

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vote. Except for this policy, the fund’s investment objective and strategies may be changed without shareholder approval.

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features

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that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any capital gains generally will be, subject to regular federal income tax. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes.

Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to both federal and state income taxes.

Banking industry concentration

The fund may invest more than 25% of its assets in banking obligations, including participation interests in municipal securities issued and/or backed by banks and other obligations that have

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credit support or liquidity features provided by banks. Up to 25% of its assets may be invested in obligations of non-U.S. banks.

Structured securities

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset- backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Money market instruments

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities

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(where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days. It is typically issued by structured investment vehicles or other conduits. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

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Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a

14½Western Asset Municipal Money Market Fund

higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of high quality taxable money market instruments or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

Selection process

In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

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•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happens, you will own fewer shares and lose money. By investing in the fund, you agree to this reduction should it become necessary.

More on risks of investing in the fund

•

Interest rate and market risk: A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events could cause the value of your investment in the fund, or its yield, to decline. The recent financial crisis has had a significant adverse effect on the financial markets.

•

Credit risk: The fund invests exclusively in securities that are rated, when the fund buys them, in the two highest short-term rating categories or, if unrated, are, in the subadviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down

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in value based on the perceived creditworthiness of issuers or other obligors. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund or a counterparty to a financial contract with the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

•

Yield risk: The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income, and, if the fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1 share price.

•

Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a voluntary fee waiver is changed or terminated.

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•

Tax risk: There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax- exempt status of municipal securities.

•

Structured securities risk: The structured securities in which the fund invests are a type of derivative instrument. Some of these instruments may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

•

Risks associated with concentration in the banking industry: The fund may concentrate in banking obligations, such as participation interests in municipal securities or variable rate demand obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as

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well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject.

•

Portfolio selection risk: The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund, please visit the fund’s website, http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of June 30, 2009, LMPFA’s total assets under management were approximately $173 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $485 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $657 billion.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion.

For the fiscal year ended March 31, 2009, the fund paid a management fee of 0.39% of the fund’s average daily net assets for management services.

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A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2009.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives

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or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Choosing a class of shares to buy

Individual investors can generally purchase Class A shares of the fund. Individual investors who held Class I shares prior to November 20, 2006, may continue to invest in Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries can generally purchase Class A and Class I shares of the fund. For additional information, refer to “Institutional investors—eligible investors” below.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. To visit the website, go to http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class may be appropriate for you. Your Service Agent may receive different compensation depending upon which class you choose.

		KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[3]
Class A	•	No initial or contingent deferred sales charge	None[1]	None[2]	0.10% of average daily net assets	Class A shares of funds sold by the distributor
	•	Offered to individual and institutional investors
Class I	•	No initial or contingent deferred sales charge	None	None	None	Class I shares of funds sold by the distributor
	•	Only offered to institutional and other eligible investors

[1]	Initial sales charges may apply if you exchange shares of the fund for shares of another fund sold by the distributor.

[2]

If you purchased shares by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge, your shares continue to be subject to the original fund’s contingent deferred sales charge.

[3]	Ask your Service Agent about the funds available for exchange.

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Sales charges

Class A shares

You may buy Class A shares at net asset value with no initial or contingent deferred sales charge. Class A shares are subject to ongoing service fees.

If you acquire Class A shares of the fund by exchange of shares of another fund sold by the distributor that are subject to a contingent deferred sales charge, the original contingent deferred sales charge will continue to apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, you may be required to pay a contingent deferred sales charge of 1.00%.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

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Institutional investors—eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A shares, which have a different investment minimum and different fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors as authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan

26½Western Asset Municipal Money Market Fund

fiduciary or financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

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Buying shares

Generally

You may buy shares on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
• Name of fund being bought
• Class of shares being bought
• Dollar amount or number of shares being bought
• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.
Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.
For initial purchases, complete and send your account application to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares, or arrange for the wiring of federal funds by calling Funds Investor Services or Institutional Shareholder Services.

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Orders received by telephone after the time at which the fund calculates its net asset value on a day will not be processed and the investor must resubmit the order on the fund’s next business day.

Effectiveness of purchase orders

Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper order by the fund. Orders must be received before the fund calculates its net asset value on a day (normally 4:00 p.m. Eastern time) that the fund is open for business. If received after the fund calculates its net asset value, your order (except for telephonic orders which must be resubmitted) will be effective on the following fund business day at the time the fund calculates its net asset value.

If you pay by check, your purchase order for shares becomes effective on the fund business day following receipt at the time the fund calculates it net asset value on that day.

Shareholders must call the fund to arrange for the wiring of federal funds by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432. If the fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please call Funds Investor Services or Institutional Shareholder Services between 8:00 a.m. and 5:30 p.m. (Eastern time).

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Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

	•	Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”).
	•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually.
	•	If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee.
For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors	You may exchange shares at their net asset value next determined plus any applicable sales charge after receipt by your Service Agent or the transfer agent of your exchange request in good order.
	•	If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges.
•

If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges.

	•	Not all funds offer all classes.
•

Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state.

	•	Remember that an exchange is a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share.
	•	Always be sure to read the prospectus of the fund into which you are exchanging shares.

Western Asset Municipal Money Market Fund½31

Investment minimums, sales charges and other requirements	•	Your shares may be subject to an initial sales charge at the time of exchange.
•

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

•

For Class A exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans).

	•	Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares.
	•	If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective.
	•	The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information.

Telephone exchanges may be made only between accounts that have identical registrations.

32½Western Asset Municipal Money Market Fund

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually.
• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”).
For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Western Asset Municipal Money Market Fund½33

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

If your request is received in good order by your Service Agent or the transfer agent prior to the time that the fund calculates its net asset value on any day the fund is open for business, your redemption proceeds normally will be sent one business day after your request is received, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent.

34½Western Asset Municipal Money Market Fund

Your redemption proceeds can be sent by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Your written request must provide the following:

	•	The fund name, the class of shares being redeemed and your account number

	•	The dollar amount or number of shares being redeemed
	•	Signatures of each owner exactly as the account is registered
	•	Signature guarantees, as applicable (see “Other things to know about transactions”)

Western Asset Municipal Money Market Fund½35

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

	•	Name of fund being redeemed
	•	Class of shares being redeemed

	•	Account number

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000, and each automatic redemption must be at least $50.

The following conditions apply:

	•	Your shares must not be represented by certificates.
	•	Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually.
•

If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year.

	•	You must elect to have all dividends and distributions reinvested.

For more information, please contact your Service Agent or consult the SAI.

36½Western Asset Municipal Money Market Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption or exchange orders by telephone. In that case, shareholders should consider using the fund’s other redemption and exchange procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

Western Asset Municipal Money Market Fund½37

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

38½Western Asset Municipal Money Market Fund

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market

Western Asset Municipal Money Market Fund½39

yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

40½Western Asset Municipal Money Market Fund

Dividends, distributions and taxes

Dividends and distributions

The fund intends to declare a dividend of substantially all of its net investment income on each day the fund is open for business. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Unless you request otherwise, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. For other distributions, you will generally have to pay federal income taxes, as well as any other state and local taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share (except for any loss that may result from the imposition of a contingent deferred sales charge). The following table summarizes the tax status to you of certain transactions related to the fund:

Western Asset Municipal Money Market Fund½41

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually no gain or loss
Exempt-interest dividends	Exempt from regular federal income tax
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund anticipates that it normally will not earn any long-term capital gain and therefore normally will not distribute any net capital gain. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders is taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, ordinary dividends that are designated by the fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions and dividends (including exempt-interest dividends).

42½Western Asset Municipal Money Market Fund

Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Western Asset Municipal Money Market Fund½43

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order, adjusted for any applicable sales charge.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund is open for business and calculates its NAV every day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the fund will be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

The fund’s NAV is usually calculated when regular trading closes on the NYSE (normally 4:00 p.m. Eastern time). On any day the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the Securities and Exchange Commission, the fund reserves the right to close early and to calculate its NAV as of the time of its early close.

44½Western Asset Municipal Money Market Fund

To determine whether the fund is open for business, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time). If you transact through a Service Agent, you should contact your Service Agent directly to determine its schedule of operations.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Western Asset Municipal Money Market Fund½45

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

46½Western Asset Municipal Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

WESTERN ASSET MUNICIPAL MONEY MARKET CLASS A SHARES
	2009	2008	2007[1]	2006[1]	2005[1]

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.013	0.029	0.031	0.022	0.009
Net realized gain (loss)[2]	(0.000)	0.000	0.000	0.000	0.000
Total income from operations	0.013	0.029	0.031	0.022	0.009
Less distributions from:
Net investment income	(0.013)	(0.029)	(0.031)	(0.022)	(0.009)
Net realized gains	(0.000)[2]	(0.000)[2]	(0.000)[2]	—	(0.000)[2]
Total distributions	(0.013)	(0.029)	(0.031)	(0.022)	(0.009)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[3]	1.32%	2.93%	3.10%	2.19%	0.90%
NET ASSETS, END OF YEAR (millions)	$8,785	$10,051	$8,232	$7,474	$7,080
Ratios to average net assets:
Gross expenses	0.53%[4]	0.52%	0.53%[5]	0.55%	0.57%
Net expenses[6]	0.53 [4]	0.52 [7]	0.52 [5,8]	0.55 [8]	0.56 [8]
Net investment income	1.32	2.85	3.05	2.17	0.90

[1]	Represents a share of capital stock outstanding prior to April 16, 2007.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.51%.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.52%.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.70%.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

Western Asset Municipal Money Market Fund½47

WESTERN ASSET MUNICIPAL MONEY MARKET CLASS I SHARES
2009[1]

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000
Income (loss) from operations:
Net investment income	0.001
Net realized loss[2]	(0.000)
Total income from operations	0.001
Less distributions from:
Net investment income	(0.001)
Total distributions	(0.001)
NET ASSET VALUE, END OF PERIOD	$1.000
Total return[3]	0.10%
NET ASSETS, END OF PERIOD (000s)	$26
Ratios to average net assets:
Gross expenses[4]	0.47%
Net expenses[4,5]	0.47
Net investment income[4]	0.39

[1]	For the period December 31, 2008 (inception date) to March 31, 2009.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.70%.

48½Western Asset Municipal Money Market Fund

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Western Asset Municipal Money Market Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-4052)
FD02310 07/09

PROSPECTUS / JULY 29, 2009

Western Asset
New York Municipal
Money Market Fund

Class A and Class I Shares

Class	Ticker Symbols
A	MBNXX
I	SNNXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

WESTERN ASSET NEW YORK MUNICIPAL MONEY MARKET FUND

SUPPLEMENT DATED JULY 29, 2009
TO THE PROSPECTUS DATED JULY 29, 2009

The following supplements, and replaces any contrary information in, the Prospectus

Participation in the Temporary Guarantee Program for Money Market Funds

Each fund participates in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Guarantee Program”) which has been extended through September 18, 2009. Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, if an otherwise eligible shareholder closes or transfers his or her fund account during the period covered by the Program, the shareholder will no longer be covered under the Program. Also, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value per share of a fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to a fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the latest extension of the Guarantee Program is currently scheduled to terminate as of the close of business on September 18, 2009.

In order to participate in the Guarantee Program, each fund has paid a participation fee of 0.04% of the fund’s asset base (number of shares outstanding X 1.00) as of September 19, 2008, which is not covered by any expense cap currently in effect.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

Western Asset
New York Municipal Money Market Fund

Contents

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and New York State and New York City personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Fees and expenses of the fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (paid directly from your investment)
	CLASS A	CLASS I

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	CLASS A	CLASS I

Management fees	0.43%	0.43%
Distribution and service (12b-1) fees	0.10%	None
Other expenses	0.02%	0.01%
Treasury Guarantee Program[1]	0.02%	0.02%
Total annual fund operating expenses[2]	0.57%	0.46%

[1]	Reflects Treasury Guarantee Program expenses of 0.015% for the period May 1, 2009 through September 18, 2009, which are not covered by any expense limitation currently in effect.

[2]

Because management has agreed to voluntarily forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), total annual operating expenses are not expected to exceed 0.80% for Class A shares and 0.70% for Class I shares (the “voluntary limits”). This arrangement may be changed or terminated at any time. The manager is permitted to recapture amounts voluntarily forgone or reimbursed to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary limits. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary limits.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

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•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS

Class A	$58	$178	$309	$691
Class I	$47	$143	$248	$555

Principal investment strategies

The fund is a money market fund which invests primarily in short-term high quality municipal securities the interest on which is excluded from regular federal income tax and New York State and New York City personal income taxes, although it may be subject to the federal alternative minimum tax. These securities include participation or other interests in New York municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to federal and/or New York State and New York City taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality,

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diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risk: There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets.

•

Credit risk: An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

•

Yield risk: The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

•

Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net

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assets decrease, or if a voluntary fee waiver is changed or terminated.

•

Tax risk: The income on the fund’s municipal securities could become subject to regular federal, New York State or New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

•	Structured securities risk: Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

•

Risks associated with concentration in the banking industry: The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

•

Risks associated with focusing on investments in New York municipal securities: The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal obligors.

•

Portfolio selection risk: The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

These and other risks are discussed in more detail later in this Prospectus or in the Statement of Additional Information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

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Please note there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its objective.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors (select “Money Market” and click on the name of the fund in the dropdown menu) or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best quarter (ended 12/31/2000): 0.91%. Worst quarter (ended 09/30/2003): 0.08%. The year-to-date return as of the most recent calendar quarter, which ended 06/30/2009, was 0.08%.

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AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)
CLASS	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION	INCEPTION DATE

Class A	1.64%	2.01%	1.95%		09/30/1992
Class I	1.75%	2.13%	N/A	2.11%	12/03/2003

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase shares of the fund on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions. Purchases made by wire are generally effective on the day made, and those made by check on the next business day.

The fund’s initial and subsequent investment minimums generally are as follows:

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENTS
	CLASS A	CLASS I

General	$1,000/$50	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	n/a
Systematic Investment Plans	$50/$50	n/a
Clients of Eligible Financial Intermediaries	None/None	None/None
Institutional Investors	$1,000/$50	$1 million/None

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Your financial intermediary may impose higher investment minimums.

In general, you may redeem shares of the fund on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions. You should contact your financial intermediary, or, if you hold your shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504). Redemption proceeds, which may be sent by wire, ACH transfer or check, are generally sent one business day after receipt of your order. You may also be eligible to schedule automatic redemptions of a portion of your shares.

Tax information

The fund intends to distribute income that is exempt from regular federal and New York State and New York City income taxes. A portion of the fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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More on the fund’s investment strategies, risks and investments

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment strategies and investments

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and New York State and New York City personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Minimum credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

New York municipal securities

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “New York municipal securities.” The fund’s 80% policy may not be changed by the Board without a

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shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed without shareholder approval.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated

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final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax and New York State and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any capital gains generally will be, subject to regular federal income tax and New York State and New York City personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local tax for investors that reside in states other than New York.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to New York State and New York City personal income taxes and other money market

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instruments the interest on which is subject to both federal and state income taxes.

Banking industry concentration

The fund may invest more than 25% of its assets in banking obligations, including participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks. Up to 25% of its assets may be invested in obligations of non-U.S. banks.

Structured securities

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset- backed or mortgage-backed securities. The fund may invest up to 20% of its assets, measured at the time of investment, in partnership interests and swap-based securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder

12½Western Asset New York Municipal Money Market Fund

can sell the interests back to the issuer after a specified notice period.

Money market instruments

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset- backed commercial paper refers to a debt security with an original term to maturity of up to 270 days. It is typically issued by structured investment vehicles or other conduits. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

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Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment

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exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of high quality taxable money market instruments or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

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Selection process

In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happens, you will own fewer shares and lose money. By investing in the fund, you agree to this reduction should it become necessary.

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More on risks of investing in the fund

•

Interest rate and market risk: A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events could cause the value of your investment in the fund, or its yield, to decline. The recent financial crisis has had a significant adverse effect on the financial markets.

•

Credit risk: The fund invests exclusively in securities that are rated, when the fund buys them, in the two highest short-term rating categories or, if unrated, are, in the subadviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund or a counterparty to a financial contract with the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

•

Yield risk: The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term

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instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income, and, if the fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1 share price.

•

Risk of increase in expenses: Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a voluntary fee waiver is changed or terminated.

•

Tax risk: There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes or New York State and New York City personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

•

Structured securities risk: The structured securities in which the fund invests are a type of derivative instrument. Some of these instruments may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

•

Risks associated with concentration in the banking industry: The fund may concentrate in banking obligations, such as participation interests in municipal securities or variable rate demand obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry, including the ongoing global financial crisis. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them

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sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject.

•

Risks associated with focusing investments in New York municipal securities: The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal obligors. The national economic downturn has had a severe and negative impact on the State and on the City of New York, the heart of the financial services industry. Lending activity has slowed, resulting in a severe drop in key revenue generating activity within the finance sector. State and local governments are expected to experience a decline in revenues as rising job losses in the financial services and other sectors of the state economy result in lower collections of state and local income taxes, and as credit market conditions and rising debt default rates depress real estate activity and reduce government revenues associated with high-value commercial sector real estate transactions. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. If the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed

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information about the economy of New York may be found in the SAI.

•

Portfolio selection risk: The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund, please visit the fund’s website, http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of June 30, 2009, LMPFA’s total assets under management were approximately $173 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $485 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $657 billion.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion.

For the fiscal year ended March 31, 2009, the fund paid a management fee of 0.43% of the fund’s average daily net assets for management services.

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A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2009.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives

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or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Choosing a class of shares to buy

Individual investors can generally purchase Class A shares of the fund. Individual investors who held Class I shares prior to November 20, 2006, may continue to invest in Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries can generally purchase Class A and Class I shares of the fund. For additional information, refer to “Institutional investors—eligible investors” below.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. To visit the website, go to http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class may be appropriate for you. Your Service Agent may receive different compensation depending upon which class you choose.

		KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[3]
Class A	•	No initial or contingent deferred sales charge	None[1]	None[2]	0.10% of average daily net assets	Class A shares of funds sold by the distributor
	•	Offered to individual and institutional investors
	•	Generally higher annual expenses than Class I
Class I	•	No initial or contingent deferred sales charge	None	None	None	Class I shares of funds sold by the distributor
	•	Only offered to institutional and other eligible investors
	•	Generally lower annual expenses than Class A

[1]	Initial sales charges may apply if you exchange shares of the fund for shares of another fund sold by the distributor.

[2]

If you purchased shares by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge, your shares continue to be subject to the original fund’s contingent deferred sales charge.

[3]	Ask your Service Agent about the funds available for exchange.

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Sales charges

Class A shares

You may buy Class A shares at net asset value with no initial or contingent deferred sales charge. Class A shares are subject to ongoing service fees.

If you acquire Class A shares of the fund by exchange of shares of another fund sold by the distributor that are subject to a contingent deferred sales charge, the original contingent deferred sales charge will continue to apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, you may be required to pay a contingent deferred sales charge of 1.00%.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

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Institutional investors—eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A shares, which have a different investment minimum and different fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors as authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan

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fiduciary or financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

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Buying shares

Generally

You may buy shares on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
• Name of fund being bought
• Class of shares being bought
• Dollar amount or number of shares being bought
• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.
Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.
For initial purchases, complete and send your account application to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares, or arrange for the wiring of federal funds by calling Funds Investor Services or Institutional Shareholder Services.

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Orders received by telephone after the time at which the fund calculates its net asset value on a day will not be processed and the investor must resubmit the order on the fund’s next business day.

Effectiveness of purchase orders

Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper order by the fund. Orders must be received before the fund calculates its net asset value on a day (normally 4:00 p.m. Eastern time) that the fund is open for business. If received after the fund calculates its net asset value, your order (except for telephonic orders which must be resubmitted) will be effective on the following fund business day at the time the fund calculates its net asset value.

If you pay by check, your purchase order for shares becomes effective on the fund business day following receipt at the time the fund calculates it net asset value on that day.

Shareholders must call the fund to arrange for the wiring of federal funds by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432. If the fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please call Funds Investor Services or Institutional Shareholder Services between 8:00 a.m. and 5:30 p.m. (Eastern time).

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Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

	•	Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”).
	•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually.
	•	If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee.
For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors	You may exchange shares at their net asset value next determined plus any applicable sales charge after receipt by your Service Agent or the transfer agent of your exchange request in good order.
	•	If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges.
•

If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges.

	•	Not all funds offer all classes.
•

Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state.

	•	Remember that an exchange is a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share.
	•	Always be sure to read the prospectus of the fund into which you are exchanging shares.

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Investment minimums, sales charges and other requirements	•	Your shares may be subject to an initial sales charge at the time of exchange.
•

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

•

For Class A exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans).

	•	Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares.
	•	If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective.
	•	The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information.

Telephone exchanges may be made only between accounts that have identical registrations.

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By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually.
• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”).
For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

If your request is received in good order by your Service Agent or the transfer agent prior to the time that the fund calculates its net asset value on any day the fund is open for business, your redemption proceeds normally will be sent one business day after your request is received, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent.

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Your redemption proceeds can be sent by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Your written request must provide the following:

	•	The fund name, the class of shares being redeemed and your account number

	•	The dollar amount or number of shares being redeemed

	•	Signature of each owner exactly as the account is registered

	•	Signature guarantees, as applicable (see “Other things to know about transactions”)

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By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

	•	Name of fund being redeemed
	•	Class of shares being redeemed

	•	Account number

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000, and each automatic redemption must be at least $50.

The following conditions apply:

	•	Your shares must not be represented by certificates.
	•	Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually.
•

If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year.

	•	You must elect to have all dividends and distributions reinvested.

For more information, please contact your Service Agent or consult the SAI.

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption or exchange orders by telephone. In that case, shareholders should consider using the fund’s other redemption and exchange procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

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•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

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Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market

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yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

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Dividends, distributions and taxes

Dividends and distributions

The fund intends to declare a dividend of substantially all of its net investment income on each day the fund is open for business. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Unless you request otherwise, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt- interest dividends from New York municipal securities will also be exempt from New York State and New York City personal income tax. For other distributions, you will generally have to pay federal income taxes, as well as any other state and local taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share (except for any loss that may result from the imposition of a contingent deferred sales charge). The following

42½Western Asset New York Municipal Money Market Fund

table summarizes the tax status to you of certain transactions related to the fund:

TRANSACTION	FEDERAL TAX STATUS	NEW YORK PERSONAL INCOME TAX STATUS
Redemption or exchange of shares	Usually no gain or loss	Usually no gain or loss
Exempt-interest dividends	Exempt from regular federal income tax	Exempt from personal income tax if from interest on New York municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund anticipates that it normally will not earn any long-term capital gain and therefore normally will not distribute any net capital gain. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders is taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, ordinary dividends that are designated by the fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such

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withholding for taxable years of the fund beginning before January 1, 2010.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions and dividends (including exempt-interest dividends). Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

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Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order, adjusted for any applicable sales charge.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund is open for business and calculates its NAV every day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the fund will be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

The fund’s NAV is usually calculated when regular trading closes on the NYSE (normally 4:00 p.m. Eastern time). On any day the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the Securities and Exchange Commission, the fund reserves the right to close early and to calculate its NAV as of the time of its early close.

To determine whether the fund is open for business, please call Funds Investor Services at 1-800-822-5544 or Institutional

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Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time). If you transact through a Service Agent, you should contact your Service Agent directly to determine its schedule of operations.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

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Financial highlights

The financial highlights tables are intended to help you understand the performance of each class during the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

WESTERN ASSET NEW YORK MUNICIPAL MONEY MARKET FUND CLASS A SHARES
	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income	0.012	0.028	0.030	0.021	0.008
Net realized gain	—	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]
Total income from operations	0.012	0.028	0.030	0.021	0.008
Less distributions from:
Net investment income	(0.012)	(0.028)	(0.030)	(0.021)	(0.008)
Net realized gains	—	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total distributions	(0.012)	(0.028)	(0.030)	(0.021)	(0.008)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	1.21%	2.84%	3.03%	2.13%	0.86%
NET ASSETS, END OF YEAR (millions)	$2,287	$2,762	$2,137	$1,806	$1,810
Ratios to average net assets:
Gross expenses	0.57%[3]	0.55%	0.56%[4]	0.59%	0.60%
Net expenses[5]	0.57 [3]	0.55 [6]	0.56 [4,7]	0.59 [7]	0.59 [7]
Net investment income	1.22	2.75	2.98	2.11	0.84

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.55%.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.55%.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.80%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	Reflects fee waivers and/or expense reimbursements.

Western Asset New York Municipal Money Market Fund½47

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

WESTERN ASSET NEW YORK MUNICIPAL MONEY MARKET FUND CLASS I SHARES
	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income	0.013	0.029	0.031	0.022	0.010
Net realized gain	—	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]
Total income from operations	0.013	0.029	0.031	0.022	0.010
Less distributions from:
Net investment income	(0.013)	(0.029)	(0.031)	(0.022)	(0.010)
Net realized gains	—	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total distributions	(0.013)	(0.029)	(0.031)	(0.022)	(0.010)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	1.32%	2.94%	3.13%	2.26%	0.98%
NET ASSETS, END OF YEAR (millions)	$97	$137	$174	$165	$126
Ratios to average net assets:
Gross expenses	0.46%[3]	0.45%	0.45%[4]	0.46%	0.48%
Net expenses[5]	0.46 [3]	0.45 [6]	0.45 [4,7]	0.46 [7]	0.47 [7]
Net investment income	1.33	2.95	3.08	2.27	1.00

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.44%.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.45%.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.70%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	Reflects fee waivers and/or expense reimbursements.

48½Western Asset New York Municipal Money Market Fund

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Western Asset New York Municipal Money Market Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-4052)
FD0774 07/09

July 29, 2009

STATEMENT OF ADDITIONAL INFORMATION
LEGG MASON PARTNERS MONEY MARKET TRUST
WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND
Class A (MBCXX) and I (MBYXX)
WESTERN ASSET MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
Class A (MASXX) and I
WESTERN ASSET MUNICIPAL MONEY MARKET FUND
Class A (TFMXX) and I (TFYXX)
WESTERN ASSET NEW YORK MUNICIPAL MONEY MARKET FUND
Class A (MBNXX) and I (SNNXX)

55 Water Street
New York, New York 10041
Funds Investor Services: 1-800-822-5544
Institutional Shareholder Services: 1-888-425-6432

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectuses of Western Asset California Municipal Money Market Fund (“California Fund”), Western Asset Massachusetts Municipal Money Market Fund (“Massachusetts Fund”), Western Asset Municipal Money Market Fund (“Municipal Fund”) and Western Asset New York Municipal Money Market Fund (“New York Fund” and, together with California Fund, Massachusetts Fund and Municipal Fund, the “funds”), each dated July 29, 2009, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund effective April 16, 2007. Each fund is a series of Legg Mason Partners Money Market Trust (the “Trust”), a Maryland business trust. Certain historical information with respect to a fund contained in this SAI for periods prior to April 16, 2007 is that of the fund’s predecessor.

Prior to April 16, 2007, Western Asset Municipal Money Market Fund was known as Smith Barney Municipal Money Market Fund, Inc., Western Asset California Municipal Money Market Fund was known as Legg Mason Partners Municipal Funds—California Money Market Portfolio, Western Asset Massachusetts Municipal Money Market Fund was known as Legg Mason Partners Municipal Funds—Massachusetts Money Market Portfolio and Western Asset New York Municipal Money Market Fund was known as Legg Mason Partners Municipal Funds—New York Money Market Portfolio.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. Each fund’s Prospectus and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone numbers set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting the funds’ website at http://www.leggmason.com/
individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS,
INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
AND CERTAIN INVESTMENT LIMITATIONS

Municipal Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of California Fund, Massachusetts Fund and New York Fund is classified as non-diversified under the 1940 Act.

Each fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus.

Investment Objectives

California Fund seeks to provide income exempt from both regular federal income tax and California personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

New York Fund seeks to provide income exempt from both regular federal income tax and New York State and New York City personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Massachusetts Fund seeks to provide income exempt from both regular federal income tax and Massachusetts personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Municipal Fund seeks to provide income exempt from regular federal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

The investment objective of each fund is non-fundamental and may be changed without approval by that fund’s shareholders.

Principal Investment Strategies

The following summarizes the principal investment strategies and certain investment limitations of each of the funds.

California Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board of Trustees (the “Board”) (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

California municipal securities. Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “California municipal securities.” California municipal securities are securities the interest on which is excluded from regular federal income tax and California personal income tax, although it may be subject to the alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote. These securities include participation or other interests in California municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks. The fund may invest up to 20% of its assets, measured at the time of investment, in partnership interests and swap-based securities.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related.

Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the “SEC”), such as participation or other interests in municipal securities backed by foreign or domestic banks.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other money market instruments whose interest may be subject to federal and/or California taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions and to meet redemption requests.

Massachusetts Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Massachusetts municipal securities. Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “Massachusetts municipal securities.” Massachusetts municipal securities are securities the interest on which is excluded from regular federal income tax and Massachusetts personal income tax, although it may be subject to the alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote. These securities include participation or other interests in Massachusetts municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks. The fund may invest up to 20% of its assets, measured at the time of investment, in partnership interests and swap-based securities.

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related.

Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the SEC, such as participation or other interests in municipal securities backed by foreign or domestic banks.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other money market instruments whose interest may be subject to federal and/or Massachusetts taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions and to meet redemption requests.

Municipal Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Municipal securities. Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “municipal securities.” Municipal securities are securities the interest on which is excluded from regular federal income tax, although it may be subject to the alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, and investments with similar economic characteristics, including participation or other interests in municipal securities issued by banks, insurance companies and other financial institutions. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related.

Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the SEC, such as participation or other interests in municipal securities backed by foreign or domestic banks.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other investments whose interest may be subject to federal taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions and to meet redemption requests.

New York Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

New York municipal securities. Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “New York municipal securities.” New York municipal securities are securities the interest on which is excluded from regular federal income tax and New York State and New York City personal income taxes, although it may be subject to the alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote. These securities include participation or other interests in New York municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.. The fund may invest up to 20% of its assets, measured at the time of investment, in partnership interests and swap-based securities.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related.

Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the SEC, such as participation or other interests in municipal securities backed by foreign or domestic banks.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other money market instruments whose interest may be subject to federal income taxes and New York State and New York City personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions and to meet redemption requests.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Money Market Instruments Generally

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”), though for regular federal income tax purposes such interest will remain fully tax-exempt. Interest on all tax-exempt obligations (including private activity bonds) will be included in “adjusted current earnings” of corporations for AMT purposes.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Tender Option Bonds. A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Instruments, below.)

Municipal Leases. Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests. Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the applicable fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation. See “Banking Industry Concentration” below.

Municipal Notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline a fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. Each fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or a substantial portions of a fund’s municipal obligations in the same manner. Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in a fund’s portfolio may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds is not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in

November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

States and Other U.S Territories

The following is a brief summary of certain factors affecting the economies of the states and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

California. California Fund intends to invest a high proportion of its assets in California municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by California Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the state of California’s credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. California Fund is not responsible for the accuracy, completeness or timeliness of this information.

Massachusetts. Massachusetts Fund intends to invest a high proportion of its assets in Massachusetts municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Massachusetts issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Massachusetts and the resulting impact on the Commonwealth will not adversely affect the market value of Massachusetts municipal obligations held by Massachusetts Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Massachusetts municipal obligations. There is no obligation on the part of the Commonwealth to make payments on those securities in the event of default.

For further information concerning the economy of Massachusetts, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the Commonwealth’s credit and financial conditions, is based on information from statements of issuers of Massachusetts municipal obligations, and does not purport to be complete. Massachusetts Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York. New York Fund intends to invest a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by New York Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the state of New York credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. New York Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. Each of the funds may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. As of September 2008, Puerto Rico has indicated that the current recession has contributed to reduced government revenues.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The funds are not responsible for the accuracy, completeness or timeliness of this information.

Guam. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Tokyo, Japan. In 2008, the population of Guam was estimated to be 175,877.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 80% of visitors to Guam originated in 2006, represents the primary source of income for Guam’s economy. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo some or all of the planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. In 2008, the population of the U.S. Virgin Islands was estimated at 109,840.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (GDP). A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the Territory, can adversely affect its tourism industry. Tourism- related services help increase private sector employment. Other private sector employment includes wholesale and trade, manufacturing (petroleum refining, textiles, electronics, pharmaceuticals and watch assembly) and construction and mining. HOVENSA, one of the world’s largest petroleum refineries, is located on the island of St. Croix and is the Territory’s largest private sector employer. The agricultural sector is small, with most of the islands’ food being imported. International business and financial services are small but growing components of the economy.

Banking Industry Concentration

Up to 25% of a fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the SEC. Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the subadviser, as that of investing in instruments issued by the branch’s domestic parent. A fund may also invest in Eurodollar and Yankee bank obligations.

Obligations of foreign branches of domestic banks and of foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to a specific percentage of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

Stand-By Commitments

A fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost to the fund of the underlying municipal obligation and similarly will decrease the security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Structured Instruments

Each fund may invest in instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution. With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund may invest include: (1) tender option bonds (discussed above), (2) swap products, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) partnerships, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be more volatile, less liquid and more difficult to price accurately than less complex securities or more traditional debt securities.

Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. These types of instruments raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain of these issues could be resolved in a manner that could adversely impact the performance of a fund.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Municipal housing bonds include mortgage revenue bonds and multi-family housing bond programs. See “Single Family and Multi-Family Housing Bonds” above.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Interest Rate Futures Contracts

A fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell the underlying debt obligation for a set price on a future date. Interest rate futures contracts are traded on designated “contract markets” which, through their clearing corporations, guarantee performance of the contracts. There are many kinds of interest rate futures contracts, including those based on Treasury bills, notes and bonds, Government National Mortgage Association (“GNMA”) mortgage-backed securities, municipal bonds and inter-bank deposits.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. government securities and the subadviser anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund’s securities declined, the value of the fund’s interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the subadviser expects long-term interest rates to decline, the fund might enter into interest rate futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

Forward Commitments and When-Issued Securities

Municipal bonds may be purchased on a “when-issued” basis or “forward delivery” basis. The payment obligation and the interest rate that will be received on the municipal bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment, i.e., delivery of and payment for the securities takes place at a later date.

Municipal bonds purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing municipal bonds on a “when-issued” or “forward delivery” basis can involve the risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when-issued” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Repurchase Agreements

A fund may enter into repurchase agreements with banks and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the dealer to pay the repurchase price on the future date would be, in effect, secured by such securities. In the event a tri-party repurchase agreement is utilized, the collateral can be held by a third party custodian. If the value of such securities falls below the repurchase price plus accrued interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the purchase price plus interest. Default by or bankruptcy of a seller would expose a fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. Also, repurchase agreements will give rise to income which will not quality as tax-exempt income when distributed by a fund. In evaluating these potential risks, the subadviser reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which a fund enters into repurchase agreements. Repurchase agreements are considered to be loans by a fund under the 1940 Act.

Pursuant to an exemptive order issued by the SEC, the funds, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements, subject to certain conditions.

Illiquid Securities

A fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on a fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the 1933 Act. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish a fund’s investment objective in relation to anticipated movements in the general level of interest rates, or in connection with actual or anticipated purchases or redemptions of fund shares, but a fund may also engage in short-term trading consistent with its investment objective.

Reverse Repurchase Agreements and Other Borrowings

Each fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions, including the funds’ custodian. The funds may engage in reverse repurchase agreements or other borrowing transactions as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. A reverse repurchase agreement is a transaction in which a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and at a price that is greater than the price that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash.

At the time a fund enters into a reverse repurchase agreement, it will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the agreements. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Although a qualifying reverse repurchase agreement generally receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a fund’s exercising its rights under the agreement.

Borrowing may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the portfolio managers’ strategy and the ability of the fund to comply with certain provisions of the Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

Diversification

Municipal Fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

Each of California Fund, Massachusetts Fund and New York Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, which will relieve a fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each fund will limit its investments so that, at the close of each quarter of its taxable year, (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Commodities Exchange Act Registration

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to each fund under the Commodity Exchange Act.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a fund meeting, if the holders of more than 50% of the voting securities of the fund are present or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies—all funds

Each fund’s fundamental investment policies are as follows:

(1)

The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2)

The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3)

The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4)

The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5)

The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6)

The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7)

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except that each fund may invest without limit in obligations issued by banks.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the funds do not contemplate borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The funds also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

Rule 2a-7 under the 1940 Act may limit a money market fund’s ability to engage in a strategy otherwise permitted by the 1940 Act.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Fundamental Investment Policies

As a matter of fundamental policy, under normal circumstances, the California Fund invests at least 80% of its assets in short-term high quality California municipal securities.

As a matter of fundamental policy, under normal circumstances, the Massachusetts Fund invests at least 80% of its assets in short-term high quality Massachusetts municipal securities.

As a matter of fundamental policy, under normal circumstances, the Municipal Fund invests at least 80% of its assets in short-term, high quality “municipal securities,” which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam).

As a matter of fundamental policy, under normal circumstances, New York Fund invests at least 80% of its assets in short-term, high quality New York municipal securities.

Nonfundamental Investment Policy

As an operating policy, no fund may invest more than 10% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at approximately the value carried on the fund’s books).

MANAGEMENT

The business and affairs of each fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The Trustees, including the Trustees of the funds who are not “interested persons” of the funds (the “Independent Trustees”) as defined in the 1940 Act and executive officers of the funds, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships the Trustees hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	61

Formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly Special Adviser to the President, Texas A&M University (from 2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	61	None
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	61	None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	61	None
Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	61	None
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	61

Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	61	None
Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	61	None
Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	61	None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	61

Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	61

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	61	None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE AND OFFICER:
R. Jay Gerken, CFA(3) Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 151 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	138	Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason Partners fund complex.

(3)	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1)and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
ADDITIONAL OFFICERS:
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates (since 2006); formerly Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); formerly, Supervisor at UBS Global Asset Management (from 2003 to 2004); formerly, Accounting Manager at CAM (prior to 2003)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2006 Since 2008

Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason & Co. (since 2008); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly, Secretary of CFM (2001 to 2004)

Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1)and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004

Director of Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); formerly, Director at CAM (1992 to 2005); formerly, Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007

Managing Director, Legg Mason & Co., LLC (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director—Global Fund Administration, CAM (1996 to 2005)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Vice President of Legg Mason or its predecessor (1999 to 2008); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of each fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Trust’s Board oversees all of the fixed-income-type funds in the fund complex. The Board met 18 times during the funds’ fiscal year ended March 31, 2009. The Audit, Nominating, Performance and Pricing Committees met 4, 4, 4 and 11 times, respectively, during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in California Fund	Dollar Range of Equity Securities in Massachusetts Fund	Dollar Range of Equity Securities in Municipal Fund	Dollar Range of Equity Securities in New York Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Independent Trustees
Elliott J. Berv	None	None	None	None	None
A. Benton Cocanougher	None	None	None	None	Over $100,000
Jane F. Dasher	None	None	Over $100,000	None	Over $100,000
Mark T. Finn	None	None	None	None	Over $100,000
Rainer Greeven	None	None	None	$10,001-$50,000	$10,001-$50,000
Stephen Randolph Gross	None	None	None	None	Over $100,000
Richard E. Hanson, Jr	None	None	None	None	$50,001-$100,000
Diana R. Harrington	None	None	None	None	Over $100,000
Susan M. Heilbron	None	None	None	None	$10,001-$50,000
Susan B. Kerley	None	None	None	None	Over $100,000
Alan G. Merten	None	None	None	None	$50,001-$100,000
R. Richardson Pettit	None	None	None	None	Over $100,000
Interested Trustee
R. Jay Gerken	None	None	Over $100,000	None	Over $100,000

As of July 1, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at Board meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000 plus $20,000 for each regularly scheduled Board meeting attended in person, and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee each receives an additional $15,000 per year.

The Trustees took office in April 2007. Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from California Fund for Fiscal Year Ended 3/31/09	Aggregate Compensation from Massachusetts Fund for Fiscal Year Ended 3/31/09	Aggregate Compensation from Municipal Fund for Fiscal Year Ended 3/31/09	Aggregate Compensation from New York Fund for Fiscal Year Ended 3/31/09	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended 3/31/09(1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/08	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended 3/31/09
Independent Trustees
Elliott J. Berv	$4,742	$398	$12,691	$3,656	$0	$267,000	64
A. Benton Cocanougher	5,211	438	13,924	4,012	0	292,000	64
Jane F. Dasher	4,742	398	12,691	3,656	0	284,000	64
Mark T. Finn	4,698	394	12,575	3,624	0	259,500	64
Rainer Greeven	4,725	397	12,648	3,643	0	259,500	64
Stephen Randolph Gross	4,967	418	13,298	3,836	0	280,500	64
Richard E. Hanson, Jr.	4,739	398	12,688	3,653	0	267,000	64
Diana R. Harrington	4,979	419	13,313	3,844	0	281,500	64
Susan M. Heilbron	4,742	398	12,691	3,656	0	267,000	64
Susan B. Kerley	4,742	398	12,691	3,656	0	263,500	64
Alan G. Merten	4,690	394	12,561	3,616	0	262,000	64
R. Richardson Pettit	4,742	398	12,691	3,656	0	265,500	64

Name of Trustee	Aggregate Compensation from California Fund for Fiscal Year Ended 3/31/09	Aggregate Compensation from Massachusetts Fund for Fiscal Year Ended 3/31/09	Aggregate Compensation from Municipal Fund for Fiscal Year Ended 3/31/09	Aggregate Compensation from New York Fund for Fiscal Year Ended 3/31/09	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended 3/31/09(1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/08	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended 3/31/09
Interested Trustee
R. Jay Gerken(2)	$0	$0	$0	$0	$0	$0	140

(1)

Pursuant to prior retirement plans, the funds made payments to former trustees for the fiscal year ended March 31, 2009 of $5,167, $478, $15,366 and $4,080 for California Fund, Massachusetts Fund, Municipal Fund and New York Fund, respectively.

(2)	Mr. Gerken was not compensated for his service as a trustee because of his affiliation with the manager.

As of July 1, 2009, the Trustees and officers of the funds, as a group, owned less than 1% of each class of each fund.

To the knowledge of the funds, as of July 6, 2009, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding voting securities of the applicable class of each fund:

Fund/Class	Name and Address	Percent of Class

California Fund
Class A	Citigroup Global Markets Inc. 333 West 34th St – 7th Fl New York, NY 10001-2402	100%
Class I	Fiduciary Trust Intl Revenue Attn: John Conte 600 Fifth Ave New York, NY 10020-2302	90%
Class I	Fiduciary Trust Intl-Non Revenue Attn: John Conte 600 Fifth Ave New York, NY 10020-2302	9%
Massachusetts Fund
Class A	Citigroup Global Markets Inc. 333 West 34th St – 7th Fl New York, NY 10001-2402	100%
Municipal Fund
Class A	Citigroup Global Markets Inc. 333 West 34th St – 7th Fl New York, NY 10001-2402	99%
Class I	Dora Ann Hoyle TTEE Hoyle Family Decedent Trust U/A/D Dtd 1/14/88 Sun City West, AZ 85375	100%
New York Fund
Class A	Citigroup Global Markets Inc. 333 West 34th St – 7th Fl New York, NY 10001-2402	100%
Class I	Fiduciary Trust Intl Revenue Attn: John Conte 600 Fifth Ave New York, NY 1020-2302	39%
Class I	Fiduciary Trust Intl Revenue-Non Revenue Attn: John Conte 600 Fifth Ave New York, NY 10020-2302	11%

Fund/Class	Name and Address	Percent of Class

Class I	Citigroup Global Markets Inc. House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	10%
Class I	Irving & Benice Brilliant Co – TTEES Irving Brilliant Trust Dtd 09/13/84 Brooklyn, NY 11215-0513	9%
Class I	IRV Brilliant & Benice Brilliant TTEES Nicole Brilliant Trust U/A/D 09/05/84 PRT Washington, NY 11050-3823	6%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the Management Agreement for each of California Fund, Massachusetts Fund, Municipal Fund and New York Fund, LMPFA receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

For the periods below, the funds paid investment management fees to the manager as follows:

Name of Fund	Fiscal Year Ended March 31,
	2009	2008	2007
California Fund	$15,187,165	$13,411,205	$11,816,112
Massachusetts Fund	$1,362,588	$1,254,043	$1,035,788
Municipal Fund	$39,446,693	$34,796,689	$30,558,589
New York Fund(1)	$12,135,916	$10,745,119	$8,846,676

(1)	For the fiscal year ended March 31, 2007, the manager waived advisory fees owed by New York Fund in the amount of $130,355.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s assets allocated to it by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year provided continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate a Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign a Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund, net of any waivers and expense reimbursements. For the fiscal year ended March 31, 2009, the manager paid fees to the subadviser equal to $10,631,015, $953,811, $27,612,685 and $8,495,142 for its services relating to California Fund, Massachusetts Fund, Municipal Fund and New York Fund, respectively.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs, (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense cap or limitation, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such expense caps, waivers and/or reimbursements are described in a fund’s Prospectus. The contractual and voluntary expense caps, fee waivers and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Voluntary expense arrangements and certain contractual arrangements do not cover interest expenses.

A voluntary arrangement may be reduced or terminated at any time.

In order to implement an expense cap or limitation, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts forgone or reimbursed during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap or limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the expense cap or limitation.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to a fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed 0.10% of the average daily net assets of the fund attributable to Class A shares. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of Class A shares of a fund, for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Class A shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from a fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

For the fiscal year ended March 31, 2009, the fees paid by each fund to LMIS pursuant to the 12b-1 Plan are set out in the table below.

Name of Fund	Class A
California Fund	$3,536,486
Massachusetts Fund	$302,797
Municipal Fund	$9,920,525
New York Fund	$2,734,526

For the fiscal year ended March 31, 2009, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Name of Fund	Class	Third Party Service Fees	Amortization	Marketing	Printing	Total Current Expenses
California Fund	A	$3,536,486	$0	$0	N/A	$3,536,486
Massachusetts Fund	A	$302,798	$0	$0	N/A	$302,798
Municipal Fund	A	$9,920,525	$0	$0	N/A	$9,920,525
New York Fund	A	$2,734,526	$0	$0	N/A	$2,734,526

Custodian and Transfer Agents

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds, and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also may act as each fund's securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS” or “transfer agent”), located at 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the funds' transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

For Municipal Fund, PNC Global Investment Servicing (U.S.) Inc. (“PNC” or “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with PNC, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the funds.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report on each fund’s financial statements and financial highlights for the fiscal year ending March 31, 2010.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual members of the Board may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a fund, the board of directors of LMPFA will consider how to address the conflict and/or how to vote the proxies. LMPFA will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix F to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See a fund’s Prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The funds reserve the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

The following persons are eligible to purchase Class I shares of a fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

Systematic Investment Plan.

Shareholders may purchase additional Class A shares of a fund through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan, please see each fund’s Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a service agent or the transfer agent. Additional information is available from the fund or a Service Agent.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Class A shares acquired by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

The contingent deferred sales charge will be assessed on the net asset value of the shares at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase of the shares from the original fund.

In determining if a purchase or redemption of shares is subject to a contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares were initially acquired in a fund sold by the distributor that charged a contingent deferred sales charge. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses incurred in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (f) tax-free returns of an excess contribution to any retirement plan; and (g) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders, as described in the funds’ Prospectuses. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such a shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month, however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Each fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A shares of each fund will be subject to the applicable sales charge upon the exchange of such shares for Class A of another fund sold by the distributor with a sales charge.

Class I shareholders of each fund who wish to exchange all or a portion of their Class I shares for Class I shares in another fund sold by the distributor may do so without imposition of any sales charge.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each fund’s Prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class of a fund is determined on such days and at such time as is set forth in the fund’s Prospectus. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

It is anticipated that the net asset value of each share of each fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the funds employ specific investment policies and procedures to accomplish this result.

The securities held by a fund are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities held by the fund to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the applicable Board will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the fund would receive if the instrument were sold. For purposes of determining the extent of the deviation from amortized cost, in determining the market value of the securities held by a fund, the fund will, to the extent permitted by the Staff of the SEC, deem those securities with remaining maturities of 60 days or less to have values equal to their values calculated using the amortized cost method, even if the actual market value of these securities is less than amortized cost.

Pursuant to the rules of the SEC, the funds’ Trustees have established procedures to stabilize the value of the funds’ net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1% for a fund, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the fund. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

Because of the short-term maturities of the portfolio investments of each fund, the funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the funds’ shareholders annually after the close of each fund’s fiscal year. Distributions of short- term capital gains are taxable to shareholders as described in “Federal Income Taxation of U.S. Shareholders.” Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the fund’s net asset value of $1.00 per share.

It is expected that each fund (and each class of a fund) will have a positive net income at the time of each determination thereof. If for any reason a fund’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a fund’s expenses exceeded its income, the fund would first offset the negative amount with respect to each shareholder account in that fund or class from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the fund would reduce the number of outstanding fund shares of that fund or class by treating each shareholder as having contributed to the capital of the fund that number of full and fractional shares in the shareholder’s account which represents the shareholder’s share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the fund.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of the fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduced its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more other funds and/or other clients of the subadviser. However, investment decisions for each fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. Consequently, it is possible that a particular security is bought for only one client even though it might also be suitable for other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended March 31, 2009, no fund directed any amounts to brokerage transactions related to research services or paid any brokerage commissions related to research services.

During the fiscal year ended March 31, 2009, no fund held securities issued by the fund’s regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, the funds’ boards have adopted policies and procedures developed by the funds’ manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the distributor or their affiliates be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

The manager’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter-end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.

A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.

A fund’s sector weightings, yield and duration (for fixed-income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.

A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions to the policies are reported annually to each fund’s board.

Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar month-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors. As an exception to the policy, a fund may disclose its complete portfolio holdings earlier on that website.

Set forth below is a list, as of March 31, 2009, of those parties with whom the manager, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Risk Metrics Group (formerly Institutional Shareholders Services) (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Thomson/Vestek	Daily	None
Factset	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protogent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
RogersCasey (equest)	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End

Recipient	Frequency	Delay Before Dissemination
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	25 Days after Quarter End
Broadridge	Daily	None
DST International	As necessary	Varies
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

As described above and in the Prospectuses, each fund is designed to provide investors with current income, in the form of “exempt-interest dividends,” which is excluded from gross income for regular federal income tax purposes and, except for Municipal Fund, exempt from otherwise applicable state and/or local personal income taxes in a particular state. No fund is intended to be a balanced investment program, and the funds are not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in any fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because those investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The Funds and Their Investments

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, to the extent derived from the fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Some of the funds may invest in exchange traded municipal bond index and interest rate futures contracts and options on these futures contracts, which will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) may require each fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in such fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Some of the funds may invest in swap contracts. As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

On March 31, 2009, the unused capital loss carryforwards of the funds were approximately $3,171 for Massachusetts Fund and $374,616 for Municipal Fund. For federal income tax purposes, these amounts are available to be applied against future realized gains, of the applicable fund that are realized prior to the expiration of the applicable carryforward. The carryovers expire as follows:

Fund	2016	2017
California Fund	$—	$—
Massachusetts Fund	3,152	19
Municipal Fund	—	374,616
New York Fund	—	—

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the applicable fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Dividends of other net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to shares of a fund and if such shares are held by the shareholder for six months or less, then any loss on the sale or exchange of such shares may, to the extent of exempt-interest dividends, be disallowed. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, any portion of an exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by that fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors to determine whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. However, a shareholder of a fund will not have any gain or loss on the sale or exchanges so long as that fund maintains a net asset value of $1.00 per share, except for any loss attributable to the imposition of a contingent deferred sales charge.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. A fund may be required in certain circumstances to apply backup withholding at the rate of 28% on dividends (including exempt-interest dividends) and distributions payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Taxation of Non-U.S. Shareholders.”

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, such effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of the excess of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

For fund taxable years beginning before January 1, 2010, the 30% withholding tax will not apply to dividends that a fund designates as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

State Tax Information

Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from state and local taxes, in addition to the exemption from federal taxes, necessarily limits the fund’s ability to diversify geographically.

California State Taxes. California shareholders will not be subject to California state personal income tax on exempt-interest dividends they receive from California Fund to the extent that such dividends are attributable to interest on obligations of the state of California and its political subdivisions, agencies and public authorities (and certain other governmental issuers) and provided that, at the close of each quarter of the fund’s taxable year, at least 50% of the fund’s total assets are invested in municipal obligations of California issuers. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on California Fund are not excluded in determining California state franchise taxes on corporations and financial institutions.

The foregoing is only a brief summary of the tax considerations generally affecting shareholders of California Fund who are California residents. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Massachusetts Taxes. Individual shareholders of Massachusetts Fund who are otherwise subject to Massachusetts personal income tax will not be subject to Massachusetts personal income tax on exempt-interest dividends received from the fund to the extent the dividends are directly attributable to interest on obligations of the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities (or on obligations of certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). Other distributions from Massachusetts Fund, including those attributable to long-term and short-term capital gains, other than gains from dispositions of Massachusetts municipal securities that are specifically exempt by statute, generally will not be exempt from Massachusetts personal income tax. Any expense otherwise deductible by a shareholder will not be deductible for Massachusetts income tax purposes to the extent that it relates or is allocable to dividends received by the shareholder that were exempt from Massachusetts personal income taxes.

In the case of a shareholder subject to the Massachusetts corporate excise tax, all distributions received from Massachusetts Fund will be includible in the shareholder’s gross income for corporate excise tax purposes. Nevertheless, interest on indebtedness incurred or continued to purchase or carry shares of Massachusetts Fund will not be deductible in computing the income component of the Massachusetts corporate excise tax. Distributions received directly or indirectly from Massachusetts Fund also will not be eligible for the dividends-received deduction for Massachusetts corporate excise tax purposes.

The foregoing is only a brief summary of the tax considerations generally affecting shareholders of Massachusetts Fund who are Massachusetts residents. Shareholders are urged to consult their own tax advisers with specific reference to their own tax situation.

New York State and City Taxes. New York residents who are shareholders of New York Fund will not be subject to New York State or New York City personal income taxes on exempt-interest dividends attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, as well as certain other obligations the interest on which is considered exempt for New York State and New York City purposes. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.

The foregoing is only a brief summary of some of the tax considerations generally affecting shareholders of New York Fund who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

THE TRUST

The certificate of trust to establish Legg Mason Partners Money Market Trust was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Immediately prior to such redomiciliation, each fund was reorganized on April 16, 2007 as a series of CitiFunds Trust III, a Massachusetts business trust.

Prior to reorganization of each fund as a series of CitiFunds Trust III, Municipal Fund was a Maryland corporation known as Smith Barney Municipal Money Market Fund, Inc., and California Fund, Massachusetts Fund and New York Fund were series of Legg Mason Partners Municipal Funds, a Massachusetts business trust.

Each fund is an open-end, management investment company.

Each fund is a series of the Trust which is a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. Some of the more significant provisions of the declaration of trust of the Trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting,” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”), a former distributor of each fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U. S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI, a former distributor of the funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the board of the Subject Trust, and the board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of March 31, 2009, Statement of Operations for the year ended March 31, 2009, Statement of Changes in Net Assets for each of the years in the two-year period ended March 31, 2009, Financial Highlights for each of the years or periods in the five-year period ended March 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the March 31, 2009 Annual Report to Shareholders of each fund), are incorporated by reference into this SAI (filed on June 4, 2009, June 3, 2009, June 4, 2009 and June 5, 2009, respectively, EDGAR Accession Numbers 0000930413-09-003077 (with respect to California Fund), 0000930413-09-003045 (with respect to Massachusetts Fund), 0000930413-09-003076 (with respect to New York Fund), and 0000930413-09-003097 (with respect to Municipal Fund)).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Corporate Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax-Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Description of Moody’s Investors Service, Inc.’s US Municipal Long-Term Debt Ratings:

Municipal Ratings are based upon the analysis of five primary factors relating to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C— A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Standard & Poor’s Ratings Group’s Municipal Ratings Definitions:

Description of Standard & Poor’s Ratings Group’s Short-Term Notes Ratings:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings’ Long-Term Credit Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies are generally assigned Issuer Default Ratings (“IDRs”). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings web-site.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. Default is a real possibility.

CC—Very high levels of credit risk. Default of some kind appears probable.

C—Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include: (1) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (2) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and (3) Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD—Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include: (1) the selective payment default on a specific class or currency of debt; (2) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (3) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and (4) execution of a coercive debt exchange on one or more material financial obligations.

D—Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Long-Term IDR categories below ‘B’.

Description of Fitch Ratings’ Short-Term Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D—Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Notes to Fitch Ratings’ Long-Term and Short-Term Credit Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlooks: Rating Outlooks indicate the direction a rating is likely to move over a one to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance, to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales, and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected", alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

Interest-Only Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal-Only Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

Rate of Return Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

NR: Fitch Ratings does not publicly rate the issuer or issue in question.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, and except as noted below in this paragraph, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such statement being dated April 22, 2009. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any California issuer and, except for information relating to the results of the special election held on May 19, 2009 reported by the office of the Secretary of State of California, is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. A housing downturn that began in California in the fall of 2005 and worsened in 2006 and 2007 was instrumental in slowing average monthly job growth from 27,300 in 2005 to 5,400 in 2007 to a negative (job loss) of 38,500 per month in 2008. On February 27, 2009, the Governor proclaimed a state of emergency due to statewide drought conditions in California. The drought is a result of three years of below-average rainfall and limitations on export of water from the Sacramento-San Joaquin River Delta. In his proclamation, the Governor requested that urban water users reduce water use by 20 percent, and directed the Department of Water Resources to, among other things, cooperate with local water agencies to implement aggressive water conservation efforts, and facilitate water transfers to respond to emergency conditions which may arise.

The State’s July 1, 2008 population of about 38.1 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2008, the five-county Los Angeles area accounted for 48 percent of the State’s population, with over 18.0 million residents, and the eleven-county San Francisco Bay Area represented 20 percent, with a population of nearly 8.0 million.

In the 2009-10 Governor’s Proposed Budget released on December 31, 2008 (the “2009-10 Governor’s Budget”), the Department of Finance (the “DOF”) projected that the California economy would contract in calendar year 2009 and grow slowly in 2010, with the State’s unemployment rate increasing in both years.

Falling home prices, limited credit availability, shrinking investment values, and growing job losses, among other factors, weighed heavily on the national and California economies in 2008, and continue to do so in 2009. Consumer spending—the core of both economies—and business investment trended downward in the second half of 2008 and are continuing downward into 2009. Late in 2008, the U.S. was officially deemed to be in a recession that began in December 2007. As of March 2009, unemployment in the State was 11.2 percent compared to 6.4 percent a year earlier. While there is no official dating of business cycles for states, as of the release of the 2009- 10 Governor’s Budget, the DOF believed that it was unlikely that the California economy fared better than the national economy in this difficult environment. Despite several efforts by the U.S. Treasury, the Federal Reserve, Congress, and White House to stimulate the national economy and free up credit in 2008, economic output fell, and credit became only slightly more available as 2008 ended.

Consumers pulled back considerably in the second half of 2008 and early 2009 as lay-offs mounted, home prices fell, and equity markets dropped. Consumer expenditures, adjusted for inflation, fell in the second half of 2008. Consumer sentiment tumbled as consumers became more cautious.

With consumers cutting back, companies reduced their spending on new equipment and structures. Manufacturing output fell.

The nation’s housing sector continued to struggle. Housing starts and new home sales fell to record lows in January 2009. Mortgages remained difficult to obtain.

As of April 2009, the national economy had been in recession for over a year. Should it remain there for another three months, it would be the longest recession in the post-World War II era. Economic output fell slightly in the fourth quarter of 2007 and the third quarter of 2008, before falling sharply in the fourth quarter of 2008.

Data from the labor markets also portrayed a worsening recession with job loss growing in the second half of 2008 and the first two months of 2009. In addition, the national unemployment rate rose considerably in the second half of 2008 and the first two months of 2009.

Like the national economy, the California economy contracted at an increasing rate as 2008 progressed. Total personal income grew more slowly in the second half of 2008 than in the first half of 2008. Taxable sales fell sharply in the second half of 2008.

As in the nation, the State’s monthly job losses grew as 2008 progressed. In addition, the annual benchmarking in late February of the State’s nonfarm payroll employment resulted in downward revisions to employment estimates for most months in 2008. The State’s unemployment rate rose considerably in the second half of 2008 and the beginning of 2009.

The State’s housing sector continued to struggle. Single-family permits fell to a record low in January 2009. Sales of existing homes have picked up considerably, but many of them were distressed properties.

The value of private-sector nonresidential building fell in 2008, particularly in the second half of the year.

Made-in-California exports grew more quickly in 2008 than in 2007, largely on the strength of exports to Mexico. Exports were up from the year ago level in each of the first three quarters of the year, but fourth quarter exports were down from a year ago, reflecting the global nature of the economic downturn. The decline in the fourth quarter was widely spread across countries. A large decline in tech exports was instrumental in the decline of overall exports in the fourth quarter of 2008.

Job losses picked up sharply in November 2008, making it, in the opinion of the DOF, unlikely that jobs would fall by only 1.6 percent in 2009, as was projected in connection with the preparation of the 2009-10 Governor’s Budget.

State Financial Pressure

The State, as the rest of the nation, is in a severe economic recession. Falling home prices, limited credit availability, shrinking investment values, and growing job losses, among other circumstances, weighed heavily on the national and California economies in 2008 and are continuing into 2009. Consumer spending—the core of both economies—and business investment trended downward in the second half of 2008 and are continuing downward into 2009. Late in 2008, the United States was officially deemed to be in a recession that began in December 2007. Job losses across a wide range of economic sectors accelerated during 2008 and, as of April 2009, appeared to be continuing. The State’s unemployment rate increased from 6.1 percent at the start of 2008 to over 10 percent at the start of 2009.

The weak economy resulted in a dramatic reduction in State tax revenues, as compared to projections made in connection with the adoption of the 2008 Budget Act. In November and December 2008, the Governor announced that new projections showed that, if no budget actions were taken, a budget gap between expected revenues and expenditure obligations would be in excess of $41 billion for the two fiscal years 2008-09 and 2009-10. Given the projected budget gap, the Governor called a special session of the Legislature in November 2008, and two fiscal emergency special sessions in December 2008. After protracted negotiations, the amendments to the Budget Act for the 2008-09 Fiscal Year adopted on September 16, 2008, together with other related budget legislation (the “2008 Budget Act”), the Budget Act for the 2009-10 Fiscal Year adopted on February 19, 2009, together with other related budget legislation (the “2009 Budget Act”), and related budget legislation, all as adopted by the State legislature and signed by the Governor in February 2009 (the “February 2009 Budget Package”), was adopted by the Legislature on February 19, 2009, and signed by the Governor on February 20, 2009. About 14% (or $5.8 billion) of the package depended on voter approval of several measures that were included on a special election ballot on May 19, 2009, the majority of which measures were rejected by voters. The package also counted on receipt of at least $8.0 billion in federal stimulus moneys which could offset state General Fund costs. Furthermore, as of April 2009, economic conditions had worsened in the State since the budget estimates were made, on which the February budget actions were based. On March 13, 2009, the Legislative Analyst’s Office issued a report entitled “The Fiscal Outlook Under the February Budget Package” (the “March 2009 LAO Report”) that projected that further corrective budget steps totaling several billion dollars would have to be taken to keep the 2009-10 budget in balance.

The sharp drop in revenues at the start of the 2008-09 fiscal year resulted in a significant depletion of cash resources to pay the State’s obligations. The severe revenue shortfalls led to a cash shortfall for the State’s General Fund which required the State Controller to defer $3.0 billion of payments, primarily tax refunds, which were scheduled to be made in February 2009. The State has indicated that the State Controller is using cash management tools at his disposal to ensure that available cash resources will be used to pay the obligations of the highest priorities under the State Constitution and laws, including payments to public schools and universities, and debt service on bonds and notes. On February 1, 2009 the Controller started to defer for 30 days payments from the State General Fund of personal income and bank and corporate tax refunds as well as payments for specified State operations, local assistance, vendors who do business with the State, trial courts and programs for the mentally ill, blind, disabled, and elderly. While payments deferred in February were repaid in full by the end of March 2009, as of April 2009 the State was facing continued cash flow pressures. The State issued an additional $500 million of revenue anticipation notes in late March, 2009, which will mature in June 2009. The State had indicated that once the large bulk of tax payments were received in late April 2009, there should be enough cash to pay the State’s obligations for the remainder of the 2008-09 fiscal year. However, as of April 2009, the State faced a significant cash flow shortfall in July and August 2009 which the State anticipated would require access to public credit markets or adoption of additional cash measures in order to avoid further interruptions in State fiscal obligations.

In addition, as of April 2009, the State anticipated that it would have to access external markets or take other cash management actions at the beginning of the 2009-10 fiscal year to obtain sufficient cash to pay all its ongoing obligations. The State indicated that the Controller had estimated on a preliminary basis that the required cash flow borrowing for the 2009-10 fiscal year will exceed $10 billion (assuming the voters approved certain ballot measures providing for approximately $5.8 billion of General Fund revenues at the May 19, 2009 special election, which approval was not received). The State’s cash flow difficulties have resulted in the lowering of ratings on its outstanding revenue anticipation notes, and are contributing to adverse rating actions on other State debt.

The long delay between the identification of the budget gap, and enactment of the February 2009 Budget Package, combined with severe disruptions in the municipal bond and other capital markets starting in the fall of 2008, prevented the State from selling long-term bonds and limited its ability to sell short-term revenue anticipation notes. As a result of the cash pressure facing the State, on December 17, 2008, the Pooled Money Investment Board voted to significantly curtail loans from the State’s Pooled Money Investment Account (“PMIA”) thereby postponing or stopping construction on thousands of projects statewide. The PMIA customarily made such loans to provide temporary funding for infrastructure projects prior to permanent financing through the issuance of State general obligation bonds or lease revenue bonds.

Governor Schwarzenegger also ordered unpaid furloughs of State employees each month, commencing on February 1, 2009, as well as layoffs of State agency and department employees to reduce General Fund payroll expenditures by up to 10 percent. Various litigation has been brought challenging the furlough program.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

Proposition 98 and K-14 Funding

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum level of funding (the “Proposition 98 Guarantee”). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools’ funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 40 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes since these changes altered the share of General Fund revenues received by schools. Pursuant to then-pending legislation implementing the Lottery Modernization Act, which, as of April 2009, was to be placed on the ballot for the next statewide election, this factor would be increased in 2010-11 to reflect the replacement of approximately $1.1 billion in lottery revenues from General Fund sources. The Proposition 98 guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid.

Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Appropriations Limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal years 2008-09 and 2009-10.

In the February 2008 fiscal emergency special session, the Legislature adopted legislation that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding. As a result, the 2007-08 Proposition 98 Guarantee was $56.5 billion and the General Fund share was $42.0 billion; moreover, Proposition 98 appropriations exceeded the minimum guarantee by $124 million.

In the fiscal emergency special session in February 2009, the Legislature adopted the February 2009 Budget Package, which included funding the Proposition 98 Guarantee for both the 2008-09 and 2009-10 fiscal years at the minimum-required level of $50.7 billion and $56.0 billion, respectively. The General Fund shares are $35.0 billion for 2008-09 and

$40.5 billion for 2009-10. The February 2009 Budget Package reduced 2008-09 Proposition 98 appropriations by $7.3 billion from the $58.1 billion assumed in the 2008 Budget Act through a combination of payment deferrals ($3.2 billion), fund re-designations ($1.7 billion), and program reductions ($2.4 billion).

In comparison to the 2008-09 revised Proposition 98 spending level, the 2009 Budget Act includes an additional $4.6 billion to backfill prior-year one-time solutions, $252 million to fund growth adjustments, and $1.1 billion to replace lottery revenues with General Fund sources pursuant to the Lottery Modernization Act (then- pending approval by voters at the May 19, 2009 special election, which approval was not received). The 2009-10 Proposition 98 appropriation level reflects an additional $702 million in program reductions.

In recognition of the impact the decline in General Fund revenues had on K-14 education funding, the February 2009 Budget Package provides a total of $9.3 billion in supplemental education payments to school districts and community colleges over several years, beginning in 2011-12, subject to voter approval of Proposition 1B at the May 19, 2009 special election. Proposition 1B will not become effective unless voters also approve Proposition 1A at the May 19, 2009 special election (“Proposition 1A of 2009”).

As a result of previous maintenance factor balances, the total estimated maintenance factor balance was expected to be $1.4 billion at the end of fiscal year 2008-09. The entire amount of this maintenance factor balance is restored to the Proposition 98 budget in 2009-10.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. This suspended amount was added to the existing maintenance factor, which was fully paid in 2005-06. However, subsequent growth in General Fund revenue increased the estimated 2004-05 Proposition 98 guarantee calculation by an additional $1.6 billion. This additional funding, along with approximately $1.2 billion in 2005-06, was the subject of a lawsuit brought by the California Teachers Association (“CTA”), which has been settled. The terms agreed upon consist of retiring this approximately $2.8 billion obligation beginning in 2007-08 with a $300 million payment and then in annual payments of $450 million beginning in 2008-09 until the full amount is paid.

The CTA lawsuit settlement was ratified by legislation enacted in September of 2006 (Chapter 751, Statutes of 2006). In addition, legislation was approved to refinance the Golden State Tobacco Securitization Corporation’s Series 2003A Bonds, which became effective on January 1, 2007. Of the $1.258 billion in additional funds raised from the refinancing, which was completed on March 14, 2007, the first $900 million offset initial costs of the settlement.

Proposition 98 appropriations for fiscal years 1995-96, 1996-97, 2002-03, and 2003-04 are cumulatively estimated to be $1.4 billion below the amounts required by the Proposition 98 minimum guarantee for those years due to changes in various Proposition 98 factors applicable to those years. Chapter 216, Statutes of 2004, annually appropriates $150 million per year beginning in fiscal year 2006-07, to repay these prior year Proposition 98 obligations. However, Chapter 491, Statutes of 2005, appropriated $16.8 million toward these settle-up obligations during the 2005-06 fiscal year, and explicitly reduced the first Chapter 216 settle-up appropriation from $150 million to $133.2 million for 2006-07. Chapter 79, Statutes of 2006, appropriated $133.2 million for the remaining balance of the 2006-07 allocation and $150 million for the 2007-08 allocation. However, legislation related to the 2008 Budget Act suspended the 2008-09 allocation. As a result, the outstanding settle-up balance as of the 2008 Budget Act was $1.1 billion. The February 2009 Budget Package uses the $1.1 billion in settle-up monies to pay for school district revenue limit costs in the 2008-09 fiscal year.

In March 2007, a series of reports, which had been requested by the California P-16 Council (an advisory committee to the Superintendent of Public Education) and the Governor’s Committee on Education Excellence, was released on the financing and governance of K-12 public education in California and the quality of teachers and administrators. The reports included recommendations for changes in education governance, including reforms and an expectation that schools use resources more effectively, prior to adding the suggested additional funding levels. The Governor has stated that he believes reform is needed to make better use of existing resources; however, the Administration has made no commitment to provide any additional funding.

As of April 2009, most Proposition 98 mandates were deferred, rather than suspended. However, a recent court ruling now requires the State to fully reimburse schools for the costs of all education mandates. The annual cost of reimbursing schools for existing mandates would be in the hundreds of millions of dollars. The February 2009 Budget Package continues to defer mandate costs; however, as of April 2009, the Legislature had indicated that it plans to consider mandate reform for the 2009-10 fiscal year.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds has been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the State’s Economic Recovery Bonds, supported by a special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans.

As of February 1, 2009, the State had outstanding $56,112,384,000 aggregate principal amount of long-term general obligation bonds, of which $45,638,679,000 was payable primarily from the State’s General Fund, and $10,473,705,000 was self-liquidating bonds payable first from other special revenue funds. As of February 1, 2009, there were unused voter authorizations for the future issuance of $68,653,816,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $1,341,710,000 is for general obligation bonds payable first from other revenue sources.

The figures mentioned above for unissued bonds include three measures approved at the November 2008 general election ballot, consisting of a $9.95 billion bond measure to finance a portion of the cost of a high speed rail system connecting Northern and Southern California, a $900 million bond measure for additional veterans general obligation bonds, and a $980 million bond measure to provide funds for children’s hospitals. These were in addition to $42.7 billion of new bond approvals from the November 2006 election. The Administration has proposed a number of other new general obligation bonds for infrastructure development to be submitted to the voters in 2010.

Variable Rate General Obligation Bonds

General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of February 1, 2009, the State had outstanding $6,215,425,000 principal amount of variable rate general obligation bonds (which includes a portion of the State’s Economic Recovery Bonds described below), representing about 11.1 percent of the State’s total outstanding general obligation bonds as of that date.

In addition, between February 1, 2009 and April 22, 2009, the State had issued $194 million of general obligation bonds with a mandatory tender date of November 2010, and $133 million of general obligation bonds with a mandatory tender date of April, 2012, in private placements with government entities.

Under State law, except for the Economic Recovery Bonds, the State must pay the principal of any general obligation bonds which are subject to optional or mandatory tender, and which are not remarketed or, if applicable, purchased by financial institutions which provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate bonds.

Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. As of April 2009, it was the State’s policy to use commercial paper notes for a portion of the interim funding of voter-approved projects. The balance of such funding has in the past been done through internal loans from the State’s Pooled Money Investment Account. The State then issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes (and internal loans). Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This maximum amount may be increased or decreased in the future. As of February 23, 2009, $1,322,450,000 aggregate principal amount of general obligation commercial paper notes was outstanding. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described above under “Variable Rate General Obligation Bonds.”

Bank Arrangements

In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that any variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over 2009 market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation.

Lease-Purchase Obligations

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University, or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. For purposes of this Appendix C, “lease-purchase obligation” or “lease-purchase financing” means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are payable from the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Rental payments in connection with certain of the lease-purchase financings are payable from special funds rather than the General Fund. In addition, recent legislation provides California’s court system with increased fees which would be used to support up to $5 billion of lease-revenue bond authority to expand and repair its infrastructure to address significant caseload increases and reduce delays. (Additional legislative authorization is required prior to the issuance of lease revenue bonds for the court system and therefore the $5 billion bonds are not included within the authorized but unissued authorization set forth below.) The State had $7,567,096,634 General Fund-supported lease-purchase obligations outstanding as of February 1, 2009. The State Public Works Board, which is authorized to sell lease revenue bonds, had $11,545,829,281 authorized and unissued as of February 1, 2009. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $52 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2008.

Future Issuance Plans

Between November 2006 and February 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the current amount of such General Fund-supported debt authorized and unissued to about $78.9 billion as of February 1, 2009. In order to address the expenditure needs for these new authorizations, along with those which existed before 2006, the State has increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are expected to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved. Because of the uncertainties presently associated with the above factors, it is not possible to provide specific projections of issuance amounts for the 2009-10 fiscal year and beyond, but the State Treasurer’s Office anticipates the level of issuance will increase over the averages of the past several years in order to address the backlog of authorized bonds.

Based on DOF projections of program expenditure needs, without taking into account any future authorizations which may occur, the aggregate amount of outstanding general obligation and lease revenue bonds were estimated, as of April 2009, to be approximately $100 billion by the middle of the next decade, compared to the current total outstanding amount of about $63.7 billion. The annual debt service costs on this amount of debt is estimated to be approximately $8.7 billion, compared to about $5.05 billion budgeted in fiscal year 2008-09. (These estimates do not include Economic Recovery Bonds, described below, nor do they take into account potential benefits from future refunding opportunities.)

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.896 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion was applied to offset fiscal year 2004-05 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued approximately $3.179 billion of additional ERBs on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. No further ERBs can be issued under Proposition 57, except for any refunding bonds which may be issued in the future. (The DOF had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the Bank Stabilization Account (the “BSA”) created by the California Balanced Budget Act. As of December 31, 2008, funds from these sources have been used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06 through December 31, 2008, including $1.495 billion which was transferred from the BSA in 2006-07 ($472 million) and 2007-08 ($1.023 billion).

The Governor suspended the 2008-09 BSA transfer and the 2009 Budget Act suspends the 2009-10 transfer due to the condition of the General Fund.

Due to the sharp reduction in taxable sales as a result of the economic recession, as of April 2009, the special sales tax revenues dedicated to repayment of the ERB debt had decreased to a level which provided very little coverage above the required debt service amounts. This caused the State to have to temporarily tap a reserve fund for the ERBs in the amount of $13.3 million on December 24, 2008 to fill up a debt service account for January 1, 2009 (as required under the master indenture for the ERBs), though the reserve fund was replenished the next business day with sales tax receipts that came in on that day. The reduced coverages and need to access the reserve fund have resulted in a lowering of the ratings of the ERBs by all three rating agencies. As of April 2009, it was not yet known whether special sales tax revenues in the period to and including June 30, 2009 or future periods would be adequate to pay all debt service and related obligations of the ERBs without resort to transfers from the reserve fund.

Tobacco Settlement Revenue Bonds

In 1998 the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). In 2004, two of the four original PMs merged. Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are to be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of the manufacturers’ payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the “Tobacco Securitization Law”), which authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State’s tobacco settlement revenues producing $2.485 billion in proceeds was completed in January 2003 (“Series 2003A Bonds”).

A second sale of the remaining 43.43 percent of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (“Series 2003B Bonds”). Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested General Fund appropriation.

In August 2005, the Series 2003B Bonds were refinanced (“Series 2005A Bonds”), retaining substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco settlement revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which amount was deposited into the General Fund. In March 2007, the State completed a refunding of all of the Series 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion which the State indicated were intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. Some of these moneys were used for General Fund expenses in 2007-08.

Under the MSA, the Independent Auditor calculates each year whether in a given calendar year the PMs have lost more than 2 percent of the market share they held in 1997 to the non-participating manufacturers (“NPMs”) and, if so, a nationally recognized firm of economic consultants determines whether the MSA was a significant factor that contributed to the loss in market share. If the nationally recognized economic consultants confirm the MSA was a significant factor, the PMs are then authorized to withhold up to three times the percentage of the market share loss above the 2 percent threshold for the specified calendar year payment.

The PMs made this assertion of market share loss in 2005, 2006, and 2007 for the calendar years 2003, 2004, and 2005 payments respectively. Each assertion was confirmed and the PMs were authorized to withhold the specified amount from that year’s scheduled payment. In April 2008, the PMs made this assertion for the 2006 calendar year, and a final decision in favor of the PMs was issued at the end of March 2009. In 2006, 2007 and 2008, two of the three original PMs deposited their respective shares of the 2003, 2004 and 2005 NPM adjustments into the disputed payments account, and such funds were not disbursed to the states with the PMs’ annual payments for those years. As a result, the tobacco settlement revenues due to the State in April 2006 were reduced by $50.9 million, in April 2007 by $44 million, and in

April 2008 by $33.9 million (which represented receipts from 2005, 2006 and 2007, respectively). Nevertheless, the amount of tobacco settlement revenues received in 2006, 2007 and 2008 were in excess of the required debt service payments. In February 2009, the 2005 NPM adjustment was released from the disputed payments account to the states as part of an agreement reached by the states and the PMs relating to a multi-state arbitration for the 2003 NPM adjustment rather than one for each state.

The State Attorney General is working, in tandem with the other states’ Attorneys General, under the terms of the MSA, to compel the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and the State has indicated that neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision are or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the Series 2005A Bonds, the State covenanted to request the legislature for a General Fund appropriation in the event tobacco settlement revenues fall short. Through April 2009, tobacco settlement revenues have been sufficient to pay debt service with respect to the tobacco settlement revenue bonds, and therefore the State’s covenant to request an appropriation has never been invoked.

Flood Litigation Settlement

In 2006, the State settled a lawsuit (referred to as the Paterno case) arising from liability for past flood damages through a stipulated judgment in the amount of $428 million, which provided for the State to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The Legislature has included the required annual installment in each budget act since the settlement was approved. This matter is not treated as a “debt” of the State for any legal or constitutional purposes.

Cash Flow Borrowings

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“RANs” or “Notes”) in 20 of the last 21 fiscal years to partially fund timing differences between receipts and disbursements. RANs mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease rentals to support lease revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately.

The State issued $5.5 billion of RANs in fiscal year 2008-09 as part of its cash management program.

Cash Management

The 2008-09 Governor’s Budget released in January 2008 identified a prospective cash flow shortfall in light of deteriorating economic conditions. The State shored up cash resources by issuing the remainder of the authorized economic recovery bonds in February 2008, which generated about $3.3 billion of new cash for the General Fund. The State also permanently transferred to the General Fund $1.5 billion from the BSA. As part of the legislation adopted in the February 2008 fiscal emergency special session, bills were passed to permit delay of payments by the General Fund for a number of programs, including payments to schools and other government agencies, during the first two months of fiscal year 2008-09, in order to conserve cash until the annual RAN issue could be sold.

After the 2008 Budget Act was adopted, the State Controller estimated that the State needed to issue $7 billion of RANs to allow an adequate cash management cushion during the 2008-09 fiscal year. The State issued $5 billion of RANs in late October 2008 without credit enhancement. The State did not access the market for a planned second sale following the release of reduced projections of revenues, which resulted in the Governor calling a special session of the Legislature in

November 2008. Without that additional money, and without legislative action to resolve the budget shortfalls, the State Controller announced that starting in February 2009, the State would start taking unusual steps to manage and conserve cash so that the highest priority payments, such as payments to schools, debt service on bonds, employee salaries, and certain federally-mandated programs, could be met in February and March 2009. As a result, the State Controller started to defer making payments otherwise owed, such as for tax refunds, certain vendor payments and payments to counties for certain social services. During the month of February 2009, a total of almost $3.0 billion of payments were deferred (including $2.2 billion of tax refunds).

The February 2009 Budget Package included several bills to improve the State’s cash management resources. An additional $2 billion of internal borrowings from special funds was authorized, and, as in February 2008, certain payments to schools are to be deferred until the 2009-10 fiscal year. As is described elsewhere, the February 2009 Budget Package included new revenues, but those were not expected to start to arrive until late in the 2008-09 fiscal year. Based upon projections of revenues and expenditures, new internal borrowing and payment deferrals, the DOF expected that the State would be able to repay all outstanding RANs in May and June 2009, including the $500 million RANs issued on March 23, 2009. This expectation takes into account revenue declines not projected at the time the 2009-10 Governor’s Budget was prepared and also reflects the projected receipt of funds from the federal economic stimulus bill.

In early March 2009, the State Controller announced that with the passage of the February 2009 Budget Package, the State would start to repay obligations that had been withheld in February 2009, including $2.2 billion of tax refunds. The State Controller indicated that cash projections showed continued weakness in April 2009, but the potential shortfall was expected, as of April 2009, to be covered by $500 million of proceeds from a RAN issued in late March 2009, early receipt of federal funds from the stimulus bill and additional borrowable resources identified by the State Controller. As of April 2009, the State Controller was expecting that there would be sufficient cash resources to pay the State’s obligations through the end of the 2008-09 fiscal year. However, cash conditions for the balance of 2008-09 could be adversely affected by unexpected expenditures, court decisions, lower than expected revenues or other factors.

Preliminary cash flow projections for the 2009-10 fiscal year indicated that a serious cash flow shortage would occur by July 2009, which would require additional access to external credit markets or other cash management actions. As of April 2009, the exact amount of RANs or other short-term borrowings or other cash measures which might have to occur in 2009-10 was not yet known. The State Controller estimated on a preliminary basis that the required cash flow borrowing for the 2009-10 fiscal year would exceed $10 billion (assuming the voters approved certain ballot measures providing for approximately $5.8 billion of General Fund revenues at the May 19, 2009 special election, which approval was not received). The exact extent of such borrowing or measures for the entire fiscal year depends on final revenue figures for 2008-09 and updated 2009-10 projections which were expected to be provided by the DOF in a delayed 2009-10 May Revision (by early June). It also depends on the outcome of the May 19, 2009 special election, which includes important elements of the 2009-10 Budget Act and cash management plan. There can be no assurance of the amount or cost of external borrowing the State can implement for 2009-10, or the timeliness of such borrowing. However, to address the apparent projected cash shortage in the early part of the 2009-10 fiscal year, the State is evaluating all of its options and may implement some of these options prior to the beginning of the fiscal year.

SOURCES OF TAX AND OTHER REVENUE

The following is a summary of the State’s major tax revenues and tax laws. In 2007-08, approximately 90 percent of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes.

2009 Budget Act Tax Relief Provisions

The 2009 Budget Act includes a number of major General Fund revenue changes. The 2009 Budget Act includes the following major tax relief provisions:

•

Job Credit: Includes a temporary credit of $3,000 per full-time job created (increase in number over the prior year) for small businesses under both the personal income and corporate tax laws. These credits will be allocated upon filing a final return for tax years beginning in 2009 and subsequent tax years on a first-come-first- served basis for employers with 20 or fewer employees in the previous tax year. Credits will not be provided after the quarter in which the total amount of credits awarded reaches $400 million. The DOF expects this credit to reduce corporate tax revenues by $15 million in 2008-09, $330 million in 2009-10, $50 million in 2010-11, and $25 million in 2011-12.

•

Single Sales Factor: Allows multi-state businesses to change the way they allocate their net income amongst states in which they do business for corporate tax purposes. This is designed to make any increase in hiring and property in the State tax-neutral for these companies. Most corporations will be allowed to elect to allocate income based only on sales in each State starting with the 2011 tax year. The DOF expects this credit to reduce corporate tax revenues by $235 million in 2010-11, $700 million in 2011-12, and $750 million in 2012-13.

•

Film Credit: Includes $100 million annually of credits for portions of wages and other specified expenses incurred in producing feature films, television series, and movies of the week in California. These credits will first be received in 2011-12 but can be applied for and earned beginning as soon as program regulations are completed in 2009-10. Credits will cease to be allocated after June 30, 2014. The DOF expects this credit to reduce tax revenues by $45 million in 2010-11, $135 million in 2011-12, and $105 million in 2012-13.

•

Home Buyer’s Credit: Creates a home buyer’s credit against personal income tax liability for five percent of the purchase cost, not to exceed $10,000. Credits can only be obtained for purchasing a principal residence that has never been occupied between March 1, 2009 and March 1, 2010. Total credits that can be awarded are limited to $100 million, with credits awarded based on purchase date. The credits must be claimed in equal amounts over three years beginning in the tax year of the purchase. The DOF expects annual losses from this credit to be $33.3 million per year, beginning in 2009-10 and continuing through 2011-12.

The Litigation section below includes descriptions of several pending lawsuits relating to various taxes, including Northwest Energetic Services, LLC v. Franchise Tax Board, Ventas Finance I, LLC v. Franchise Tax Board, Bakersfield Mall, LLC v. Franchise Tax Board and California Taxpayers Association v. Franchise Tax Board. The 2009 Budget Act does not include any funds for a negative outcome of any of these matters.

Sources of Tax Revenue

Personal Income Tax

The California personal income tax, which accounted for 53 percent of General Fund revenues and transfers in 2007-08, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 9.3 percent. (For tax years 2009 through 2012, assuming voters approve Proposition 1A of 2009 and the expected federal stimulus funds are less than $10 billion, the rates will range from 1.25 percent to 9.55 percent.) The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 47.9 percent of the total personal income tax in tax year 2006.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surtax on taxable income over $1 million in addition to the 9.3 percent rate. The surtax became effective on January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs. However, Proposition 1E, which was included on the May 19, 2009 special election ballot but not approved by voters, would have amended provisions of Proposition 63 to allow the use of Proposition 63 funds to partially fund the Early and Periodic Screening, Diagnosis and Treatment program for a period of two years.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for as much as 14.8 percent and as little as 4.5 percent of General Fund revenues over the past ten years. The 2009 Budget Act estimates that capital gains will account for 5.6 percent of General Fund revenues and transfers in 2008-09 and 4.7 percent in 2009-10.

Sales and Use Tax

The sales and use tax (referred to herein as the “sales tax”), which accounted for 26 percent of General Fund revenues and transfers in 2007-08, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of January 1, 2009, the breakdown of the base State and local sales tax rate of 7.25 percent was as follows:

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5 percent imposed as a State General Fund tax (which temporarily increases to 6 percent from April 1, 2009 to June 30, 2011 or June 30, 2012, depending on the outcome of the May 19, 2009 special election);

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s ERBs (the “special sales tax”).

Existing law provides that 0.25 percent of the basic 5 percent State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in the prior year that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent special sales tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The DOF estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2009.

Existing law provides that the special sales tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all ERBs and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all ERBs and related obligations to final maturity. At such time the special sales tax will terminate and the city and county portion of taxes under the uniform local sales and use tax will be automatically increased by 0.25 percent.

Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election (“Proposition 1A of 2004”), amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

On January 31, 2008, an appellate court reaffirmed a trial court decision that two Dell entities improperly collected sales and use tax on optional service contracts that Dell, Inc. sold with computers, and remitted such tax to the Board of Equalization. As of April 2009, the plaintiffs estimated that the refund amounts could be over $150 million payable from the General Fund. As of April 2009, identification and notification of consumers affected by the decision and thus due a refund was unresolved. As of April 2009, the Board of Equalization expected that the refunds would likely occur no earlier than the 2009-10 fiscal year.

Corporation Tax

The corporation tax accounted for 12 percent of General Fund revenues and transfers in 2007-08.

Corporation tax revenues are derived from the following taxes:

1.

The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.

Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.	The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.

A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

5.	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6.

Fees paid by limited liability companies (“LLCs”), which account for 2.8 percent of corporation tax revenue, are considered “corporation taxes.” Three separate cases have been filed challenging the constitutionality of the LLC fee. Each case presents separate circumstances and each is in a different status.

Tax Amnesty Program

Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005. The effect of the amnesty has been to distort the accounting for General Fund revenues since payments for years before the current year are accounted for as a “prior year adjustment” for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments, the revenue estimates in the current year, the budget year, and beyond will be lower even though the payments received are accounted for as “prior year adjustments” to the current year. Moreover, much of the money that came in during the amnesty period was in the form of “protective payments,” amounts submitted to avoid the extra penalty, but that would have otherwise been submitted in future years, or that may prove not to have been due at all, as some taxpayers are likely to win their disputes. These refunds must be accounted for in future years.

For budgetary purposes, revenues from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry-over adjustment was reduced in fiscal years 2004-05 through 2007-08 and is expected to be further reduced in subsequent fiscal years to account for refunds and the recognition of income over a period of time. The estimates of these adjustments have varied as more up-to-date information has been received. The Administration estimates the net multi-year General Fund revenue gain from the amnesty program at $380 million, which was used for one-time purposes in the 2005 Budget Act.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

The Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $349 million spread over several years; the impact is estimated to be $28 million in 2008-09, $200 million in 2009-10 and $121 million in 2010-11.

Estate Tax; Other Taxes

The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the State estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the State estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for 35 percent of all special fund revenues in fiscal year 2007-08. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2007-08, $8.6 billion was derived from the ownership or operation of motor vehicles. About $3.4 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and equivalent rates on other tobacco products. (Proposition 1D, on the May 19, 2009 statewide special election ballot, would, if approved, authorize the use of these funds to offset certain General Fund costs.) Tobacco product excise tax revenues are earmarked as follows:

1.

Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.

Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.	Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

Federal Stimulus Bill

Congress enacted the American Recovery and Reinvestment Act in February 2009 (the “stimulus bill”), which provides approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. The stimulus bill provides about $330 billion in aid to states, about $170 billion for federal projects and non-state aid, and about $287 billion of tax relief.

The Legislative Analyst’s Office (the “LAO”) issued a report on March 10, 2009 entitled “Federal Economic Stimulus Package: Fiscal Effect on California” (the “Stimulus Report”). In the Stimulus Report, the LAO noted that many aspects of the stimulus bill were still uncertain, but the LAO estimated, based on present information, that California would receive about $31.5 billion of state aid between the date of the report and the end of the federal 2010-11 fiscal year of the nationwide total of $330 billion. The largest components of this aid would be: Health-MediCal ($9.0 billion), Education ($8.0 billion), Labor and Workforce Development ($6.0 billion), Social Services ($3.5 billion), Transportation ($2.6 billion) and $1.1 billion in a category for direct fiscal relief to states.

In addition to these funds, the LAO anticipates the State could receive significant additional funds from various competitive grants included in the stimulus bill. The LAO has also made some preliminary estimates of the value of the tax relief provisions in the stimulus bill to California residents and businesses, and has said this amount may be in the range of $30-35 billion.

STATE EXPENDITURES

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 10 million in Los Angeles County.

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post- Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A of 2004 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments, because the amount of the increase annually increases in proportion to the growth in secured roll property tax revenues, which has historically grown at a higher rate than VLF revenues. This arrangement continues without change in the February 2009 Budget Package.

Pursuant to statutory changes made in conjunction with the February 2009 Budget Package, the VLF rate was slated to increase from 0.65 percent to 1.15 percent effective May 19, 2009. Of this 0.50 percent increase, 0.35 percent would flow to the General Fund, and 0.15 percent would support various law enforcement programs previously funded by the State General Fund. This increased VLF rate would be effective through the 2012-13 fiscal year if various budget-reform proposals were approved by the electorate at the May 19, 2009 special election. If those reform proposals were not approved, the increased VLF rate would be effective only through the 2010- 11 fiscal year.

As part of the State-local agreement, voters at the November 2004 election approved Proposition 1A of 2004. Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State is able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also is not able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties, or special districts without providing the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties, or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties, and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system is slated to receive approximately $2.9 billion in State resources in 2008-09 and $2.7 billion in 2009-10, as well as $499 million in resources from the counties in each fiscal year. In addition, recent legislation provides California’s court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease-revenue bonds. Additional legislative authorization is required prior to the issuance of such lease revenue bonds.

Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. Under the California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare System

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”) fundamentally reformed the nation’s welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children (“AFDC”), an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The TANF block grant formula under the Law is operative through September 30, 2010, as further described below.

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems. Effective January 1, 1998, CalWORKs replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

With the reductions described below, the revised CalWORKs caseload projections are 494,000 cases in fiscal year 2008-09 and 528,000 cases in 2009-10. Even with the increase in caseload, this still represents a major decline in caseload from the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs’ inception in January 1998, caseload has declined by over 17 percent.

The federal Deficit Reduction Act of 2005 (“DRA”) included legislation that reauthorized and extended the TANF program until September 30, 2010. The reauthorization legislation modifies countable work activities under TANF and applies new federal work participation rates to separate State programs. In addition, because reauthorization legislation effectively eliminates the State’s caseload reduction credit, the bulk of the CalWORKs caseload is expected to be subject to 50 percent work participation level requirement beginning in federal fiscal year (“FFY”) 2007.

As of April 2009, current policies were not expected to increase work participation rates enough to meet the federal requirement for at least 50 percent work participation among all families. Although the State has not received official notice from the federal government, as of April 2009, data indicates that California has failed to meet the work participation rate for FFY 2007, the first year for which the DRA’s changes were effective. Additionally, the State has indicated that it is likely not to meet the rate for FFY 2008. As a result, California’s required Maintenance of Effort (“MOE”) has increased to 80 percent of FFY 1994 historic expenditures rather than the 75 percent MOE level California is required to meet when work participation rates are achieved. The 2009 Budget Act continues to reflect an increase of MOE spending by $179.5 million in 2008-09 and 2009-10, to $2.9 billion, to reflect this penalty.

Considerable improvement in work participation rates must be achieved to avoid additional federal penalties, which could cost the State and counties more than $1.5 billion over a five-year period, beginning in 2010-11. Efforts to address improving work participation began during 2006-07, and the State is continuing to identify and evaluate additional options that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet federal work requirements in the TANF program.

The 2009 Budget Act includes a four-percent grant reduction in order to maintain CalWORKs spending within the available funding levels. This will reduce the maximum grant for a family of three from $723 per month to $694 per month. These grant reductions are estimated to provide net General Fund savings of $146.9 million in 2009-10. This reduction would not go into effect if the State expects to receive at least $10 billion in federal stimulus funds available to offset statewide General Fund expenditures. The 2009 Budget Act also suspends the cost of living adjustment (“COLA”) for the 2009-10 fiscal year, resulting in savings of $79.1 million.

The 2009 Budget Act includes total CalWORKs program expenditures of $7.3 billion in State, local, and federal funds. The amount budgeted includes $5.86 billion for CalWORKs program expenditures within the Department of Social Services budget, $124 million in county expenditures, and $1.5 billion in other programs. The 2009 Budget Act also includes a TANF reserve of $35.7 million, which is available for unanticipated needs.

Health Programs

Medi-Cal

Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves just over one in six Californians. Federal law requires Medi-Cal to provide a set of basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, hospice, skilled nursing care, and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. A wide range of public and private providers and facilities delivers these services. Providers are reimbursed by the traditional fee-for-service method or by capitated payments from managed care plans. As of April 2009, approximately 3.4 million Medi-Cal beneficiaries (almost half of the people receiving Medi-Cal benefits and services) were enrolled in managed care plans.

Medi-Cal expenditures are estimated to be $39.4 billion ($14.4 billion from the General Fund) in 2008-09 and $40.2 billion ($15.4 billion from the General Fund) in 2009-10. The net increase of $1.4 billion of Medi-Cal expenditures in 2009-10, when compared to revised 2008-09, is due primarily to budgeting for the restoration of provider payments reduced on a one-time basis, an increase in caseload and statutory rate adjustments offset by the implementation of several budget-balancing reductions, including the elimination of certain optional benefits and the reduction of reimbursement rates to hospitals. The State has indicated that these budget balancing reductions will not be implemented if the State expects to receive at least $10 billion in federal stimulus funds available to offset General Fund expenditures.

In the fiscal emergency special session held in February 2008, the Legislature adopted legislation (AB X3 5) which authorized several changes for the Medi-Cal and other Department of Health Care Services programs that reduced expenditures in an effort to reduce California’s cash flow problems in 2008-09. To reduce expenditures, this legislation authorized a 10 percent reduction in payments to Medi-Cal fee-for-service and managed care Medi-Cal providers/programs, inpatient care payments to hospitals that do not contract with Medi-Cal, as well as provider payments for the California Children’s Services Program, the Child Health and Disability Prevention Program and Genetically Handicapped Persons Program. These payment reductions were expected to save $1.2 billion ($614.3 million General Fund) in 2008-09.

In late April 2008, two lawsuits were filed in Los Angeles Superior Court seeking an injunction against implementation of the 10 percent payment cut and payment hold provisions of AB X3 5, alleging, among other claims, that it violates federal Medicaid requirements. In one of the two cases, which was removed to federal court, the U.S. District Court issued a preliminary injunction to halt the 10 percent reduction of payments to specified classes of providers under the Medi-Cal Program. This preliminary injunction applies to Medi-Cal covered payments for specified provider services on or after August 18, 2008. As of April 2009, the proceedings of the U.S. District Court had not concluded. The 2009 Budget Act includes $423 million for the full year cost of continuing the provider payments while the injunction remains in effect.

The 2009 Budget Act includes additional funding of $228.9 million ($115.0 million from the General Fund) to provide rate adjustments for Medi-Cal managed care plans, which is consistent with State policy.

Average monthly caseload in Medi-Cal was estimated at 6.84 million in 2008-09. Caseload is expected to increase in 2009-10 by approximately 18,200 or 0.28 percent, to 6.86 million eligible people.

On February 8, 2006, President Bush signed the Deficit Reduction Act of 2005, which makes several changes to the federal Medicaid program that will impact Medi-Cal. The most significant fiscal change will require, beginning in October 2009, states’ managed care quality improvement fees to be assessed on all managed care plans, not just on those serving Medicaid beneficiaries. Without conforming statutory changes, the State would lose approximately $250 million in annual federal revenues beginning in 2009-10 due to non-compliance because current California law permits the State to collect managed care quality improvement fees only on managed care plans serving Medi-Cal beneficiaries.

The Family Planning, Access, Care and Treatment Waiver program provides family planning services for low-income Californians. The State accesses $315 million a year in federal funds for the program. Under this waiver, California receives 90 cents on the dollar. As a result of continuing negotiations with the federal Centers for Medicare and Medicaid (“CMS”), the waiver has been operating on a month-to-month waiver extension basis since November 30, 2004. On September 3, 2008, CMS sent the State final terms and conditions requiring California to make certain changes, including the implementation of a more restrictive eligibility requirement, or the State would no longer be eligible for the matching federal dollars. However, on January 14, 2009, CMS sent another letter extending the current waiver until March 31, 2009 to allow additional time for negotiation between the State and CMS. On March 31, 2009 CMS granted a six-month waiver extension from April 1 until September 30, 2009. Absent any change in law, the program will automatically be funded with General Fund dollars if the federal dollars are no longer available for California.

On February 17, 2009, President Obama signed the American Recovery and Reinvestment Act of 2009, which is expected to enhance California’s Federal Medical Assistance Percentage (“FMAP”) for the Medi-Cal program. The measure provides an across-the-board increase in FMAP to all states. Furthermore, states with significant changes in unemployment are eligible for an additional FMAP increase determined through a formula.

SSI/SSP

The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2009 Budget Act includes $3.0 billion from the General Fund for the SSI/SSP Program in 2009-10, 17.3 percent less than the revised 2008 Budget Act funding level of $3.6 billion. The average monthly caseload in this program is estimated to be 1.3 million recipients in 2009-10, a 2.4 percent increase over the revised 2008-09 projected level.

The February 2009 Budget Package discontinues pass-through of the January 2009 federal SSI COLA, effective May 1, 2009. Discontinuing the federal SSI COLA, which was provided January 1, 2009, is projected to result in General Fund savings of $79.8 million in 2008-09 and $487.3 annually beginning in 2009-10. Savings will be generated by reducing the State SSP portion of the total monthly grant by the amount of the SSI increase attributable to the federal COLA.

The 2009 Budget Act further reduces maximum SSI/SSP grant levels by 2.3 percent, resulting in General Fund savings of $267.8 million annually beginning in 2009-10. This reduction would not go into effect if the State determined by April 1, 2009 that it would receive federal stimulus funding that could be used to offset $10 billion in statewide General Fund expenditures. The 2009 Budget Act also suspends the State SSP COLA for June 2010, which is projected to result in General Fund savings of $27 million in 2009-10 and over $324 million annually thereafter.

Department of Corrections and Rehabilitation

The California Department of Corrections and Rehabilitation (“CDCR”) Budget—The 2009 Budget Act includes total operating expenditures of $9.9 billion for CDCR from all funding sources. Of this amount, $9.6 billion comes from the General Fund. This total includes funds for debt service payments, personal services costs, and operating expenses and equipment. The CDCR budget includes funding for over 67,000 personnel years at a total cost for salaries and benefits of approximately $6.7 billion. Lease payments and bond insurance costs total $261.9 million, and the remaining funds are budgeted for operating expenses and equipment.

The 2009 Budget Act includes reductions for CDCR which would result in General Fund savings of $75.5 million in 2008-09, and $761.9 million in 2009-10. These savings include a $400 million reduction to be achieved through parole and other changes. The exact form of the reduction is expected to be determined after consultation with the Legislature and other stakeholders. These reductions also include a ten percent reduction to CDCR’s medical budget (savings of $180.8 million in 2009-10) and elimination of General Fund support for local juvenile probation activities and the operation of camps and ranches ($75.5 million in 2008-09 and $181.3 million in 2009-10).

Litigation Concerning Prison Medical Care Services—In April 2001, a class-action lawsuit, now known as Plata v. Schwarzenegger, was filed in federal court in San Francisco contending that the State was in violation of the Eighth and Fourteenth Amendments to the United States Constitution by providing inadequate medical care to prison inmates. Three other cases are pending in other federal courts challenging the adequacy of services to prisoners for mental health care, dental health care, and disability rights. The four cases are coordinated among the courts, but the lead action has been delegated to the Plata court. On June 30, 2005, the Plata court ordered the establishment of a receivership to take control of CDCR’s medical care system due to the State’s delay in successfully implementing the changes required by the

Stipulated Agreement for Injunctive Relief, entered into as the settlement of the Plata v. Schwarzenegger case. A medical care receiver (“Receiver”) was appointed by the Plata court in February 2006, and given broad authority over CDCR’s medical care program. A nonprofit corporation, the California Prison Health Care Receivership Corp. (“CPR Inc.”) has been established to “house the activities of” the Receiver.

In the spring of 2008, the Receiver appointed by the federal judge hearing the Plata litigation completed his “Turnaround Plan of Action” for the delivery of medical care to inmates. The Receiver’s plan called for, among other things, design and construction of health-related facilities and housing for up to 10,000 inmates with medical or mental health care needs, and supporting infrastructure and ancillary facilities, at existing State correctional facilities statewide or at other appropriate State owned real property, as well as improvements to health care facilities at existing prison facilities statewide. The Plata court approved the Turnaround Plan of Action on June 16, 2008. Legislation was proposed during the 2007-08 legislative session to authorize the issuance of lease-revenue bonds to finance this portion of the Receiver’s Plan, but no such bills obtained the necessary two-thirds approval in both houses of the Legislature before the 2008 session ended.

During the course of the spring and summer of 2008, the Receiver wrote several letters to State officials indicating that substantial amounts of funds were needed during fiscal year 2008-09 to allow the Receiver to continue planning and start letting construction contracts for the facilities contained in the Turnaround Plan of Action. While different figures were used in the various letters from the Receiver, the ultimate indication was that the Receiver wished to have about $390 million in funding during fiscal year 2008-09, with substantially higher amounts needed in subsequent years, with a potential total construction cost of about approximately $8 billion. Following a motion filed by the Receiver, the State Controller was added as a party defendant to the lawsuit in the summer of 2008, since any payment to be ordered by the court would have to be made by the State Controller.

On August 13, 2008, the Receiver filed a motion with the Plata court to hold the Governor, the State Controller and the other officials named in the action in contempt, and potentially subject to substantial fines, and to compel the defendants to make payments directly from the State Treasury to start to fund the Receiver’s construction programs. The State objected to this motion on several grounds, including that such a remedy was prohibited by the Eleventh Amendment to the U.S. Constitution (preserving the sovereignty of the several states) and was beyond the court’s powers under federal laws governing litigation on prisoners’ rights. Following several hearings, the court ordered the State to pay the Receiver $250 million by the end of December 2008. The State appealed this order and the federal Ninth Circuit Court of Appeals stayed the Plata court’s ruling pending the outcome of the appeal. On March 25, 2009, the Court of Appeals dismissed the appeal as premature.

The State’s motion asking the Plata court to terminate the Receivership was denied. Pending the outcome of these court proceedings, the Receiver continues to develop his construction plan. Some additional facilities for medical care of prisoners are included in a broader prison construction financing program described below.

The 2009 Budget Act includes $1.7 billion for the Receiver, which is a decrease of $180 million compared to the 2008 Budget Act. The decrease is primarily due to the ten percent reduction proposal mentioned above. These funds are to be used to fund ongoing medical services to prisoners.

As the court-appointed Receiver continues to address the delivery of medical services to inmates, additional cost pressures could be placed on the State’s General Fund resources.

California Strategic Growth Plan

In January 2006, the Governor proposed an ambitious rebuilding of California by launching the Strategic Growth Plan (“SGP”), which was designed to restore and maintain the State’s roads, schools, ports, and water supply. SGP proposed investing and leveraging billions of dollars in the State’s infrastructure over the next 20 years, so California could maintain its economic sustainability and high quality of life.

In November 2006, the voters approved the first installment of that 20-year vision to rebuild California, and again in November of 2008, the voters passed another installment of this vision, the Safe, Reliable High-Speed Passenger Train Bond Act.

Additionally, the Legislature has passed within the last two years significant legislation to address the State’s infrastructure needs that include:

•

Legislation that provides California’s court system with increased fees to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease-revenue bonds. Legislative authorization is required prior to the issuance of these lease revenue bonds.

•

Legislation, passed by the Legislature in May 2007, provides $7.4 billion lease revenue bond authority for the California Department of Corrections and Rehabilitation to address prison and jail overcrowding, and health services. Implementation of this program requires subsequent legislation to correct problems in the original legislation, which was passed as part of the February 2009 Budget Package.

The Administration continues to believe additional investments in the State’s infrastructure are needed if California is to maintain and improve its highly valued quality of life and continue its economic growth and many programs are still in need of funding.

Prison Construction Program

On May 3, 2007, the Governor signed AB 900 (Chapter 7, Statutes of 2007) (“AB 900”), which provides for a critical expansion of capacity in the State prison system and additional funds for county jails. In addition to construction funding, AB 900 emphasized expanding rehabilitative programs and measuring outcomes through performance goals to reduce the high rate of recidivism among adult offenders.

The central feature of AB 900 is authorization for issuance of a total of up to $7.4 billion of lease revenue bonds by the State Public Works Board in two phases. Prison Phase I, which may be implemented immediately, authorizes approximately $3.6 billion to finance (i) 12,000 new State prison beds to replace temporary housing for inmates in public spaces not designed for such uses, (ii) 6,000 re-entry beds for the incarceration of inmates who have served the majority of their terms near the communities into which they will eventually be released, and (iii) 6,000 medical, dental and mental health spaces. Prison Phase II may be implemented after a designated three- member panel certifies that about 1/3 of the spaces specified in Prison Phase I are under construction and other specified rehabilitative program requirements have been met. Prison Phase II, which must be commenced by January 1, 2014, authorizes up to approximately $2.5 billion for (i) an additional 4,000 beds at existing State prisons, (ii) an additional 2,000 medical, dental and mental health beds, and (iii) an additional 10,000 spaces in re-entry housing.

AB 900 also authorizes funding for acquisition, design and construction of county jail facilities, subject to a 25 percent local match and certain designated priorities and standards. Prison Phase I authorizes up to $750 million of lease revenue bonds for county jail facilities, which must be issued by June 30, 2017. Upon certification that certain benchmarks are met for commencement of construction under Prison Phase I and county jails, up to $470 million in additional funds for county jails will be available under Prison Phase II.

Implementation of AB 900 has been delayed for several reasons, including the need to obtain necessary technical corrections to clarify the scope of the legislation. The Legislature passed the necessary technical corrections in February 2009 and the Administration expects to begin implementing the construction programs, within the constraints of cash available for interim financing.

Litigation challenging the constitutionality of the lease revenue bond financing method included in AB 900 was dismissed by the trial court judge and the dismissal was upheld on appeal.

In addition to authorization for new bonds, AB 900 appropriated $50 million from the General Fund for CDCR to expand rehabilitative programs and $300 million to complete various infrastructure and capacity improvements.

Pension Trusts

The principal retirement systems in which the State participates are the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The assets and liabilities of the funds administered by CalPERS and CalSTRS, as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds. The University of California maintains a separate retirement system for which the State General Fund has no direct responsibility. Information about this system may be obtained directly from the University of California.

CalPERS

CalPERS administers the Public Employees’ Retirement Fund (“PERF”), which is a multiple employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2008, included 1,048 school districts and 1,571 public agencies. As of June 30, 2008, PERF had 1,126,133 active and inactive program members and 476,252 benefit recipients. The projected payroll for State employees covered by PERF for fiscal year 2008-09 was approximately $15.5 billion.

Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from employer contributions, including contributions by the State, and employee contributions. State contributions are made from the General Fund, special funds, and non-governmental cost funds. Approximately 55 percent of the State contributions to PERF are made from the General Fund. The 2009 Budget Act provides for payment of all required contributions in fiscal year 2009-10.

Employees, except those participating in the non-contributory, second tier plan (and who receive generally lower benefits), contribute to PERF based upon required contribution rates. Approximately 6 percent of the employees participate in the second tier plan. As part of a memorandum of understanding with the employee unions, the State agreed to suspend employee contributions for miscellaneous and industrial employees for fiscal years 2002-03 and 2003-04. The impact on the unfunded liability from suspending the employee contribution for two years was $354.5 million. These contributions will be repaid over the next thirty years through contributions toward the unfunded liability.

The State and Schools Actuarial Valuation for the year ended June 30, 2007 uses the Market Value Asset (“MVA”) basis to report the funded status of the system rather than the Actuarial Value of Assets (“AVA”) basis as used in previous years. CalPERS notes that it is monitoring the funded status of the plan using the market value of assets to ensure that the new rate stabilization methods do not impair the security of benefits. The MVA funded ratios are more volatile than the actuarial funded ratios due to the smoothing effects of the actuarial value. Using the MVA basis in times when returns are profitable gives the perception of a larger funded status. However, a much lower funded status will be shown if the market slows down and returns decline. The AVA is used for rate setting purposes because it maintains some consistency over fluctuating markets through rate smoothing.

The State contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are released in the summer of each calendar year and based on data through June 30 of the preceding fiscal year. The most recent valuation, based on data through June 30, 2007, showed an accrued unfunded liability allocable to State employees of $16.912 billion (AVA basis) and $3.364 billion (MVA basis). The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. The weighted rates of return experienced by PERF over the past ten years, five years, and three years (in each case through fiscal year 2007-08) have been 6.5 percent, 10.7 percent, and 8.1 percent, respectively.

On April 19, 2005, the Board of Directors of CalPERS adopted a new policy for calculating the actuarial value of assets, spreading market value asset gains and losses over 15 years (rather than 3 years, as had been the practice) and changing the corridor limits for the actuarial value of assets from 90 percent-110 percent of market value to 80 percent-120 percent of market value. In addition, CalPERS will calculate the annual contribution amount with regard to gains and losses as a rolling 30 year amortization of all remaining unamortized gains or losses as opposed to the current 10 percent of such gains and losses. These changes are anticipated to reduce employer rate volatility by 50 percent.

The 2007-08 State and Schools Actuarial Valuation is expected to be available in the summer of 2009. In October 2008, CalPERS provided some guidance regarding the impact of current investment market volatility on employer rates as the CalPERS fund had, as of October 2008, lost more than 20 percent of its value since July 1, 2008.

Because of the rate stabilization methods adopted by the Board in April 2005, the impact of current market returns on employer rates for the future are expected to be mitigated. As of June 30, 2007, CalPERS had set aside approximately 14 percent of the market value of the fund as a reserve. The negative 5.1 percent return for fiscal year 2007-08 uses up about 13 percent of the 14 percent set aside for the “rainy day” fund. It is estimated that if the remaining one percent is used evenly over 15 years, then employer contribution rates set by the June 30, 2008 actuarial valuations will be lower by up to 0.1 percent of payroll. However, given the market decline between June 30 and October 31, 2008, it is not certain that the “rainy day” fund will be available beyond the June 30, 2008 actuarial valuations. It is important to note that, as described in CalPERS Comprehensive Annual Financial Report for the Fiscal Year Ended June 30, 2008, in recent years, the demographic experience of most plans translated to increases in employer rates. The fund earned about 10 percent less than expected during fiscal year 2007-08, which left about 4 percent of the market value of the fund available to mitigate potential investment losses in fiscal year 2008-09.

When CalPERS sets rates, the actuarial value of assets cannot be more than 120 percent of the market value nor less than 80 percent of the market value. It would take a return of negative 16 percent for the fiscal year ending 2008-09 before the corridor limit would become effective. Any return of less than negative 16 percent would result in a greater impact on employer rates.

These contribution rate changes would first occur in fiscal year 2010-11, and not 2009-10. The actual rates will depend in part on market performance through the end of the fiscal year. As of April 2009, the estimated State contribution to PERF for fiscal year 2009-10 is $3,098,000,000.

If CalPERS does experience a negative return in 2008-09, employer rates would likely continue to rise slowly over time even if CalPERS eventually earned the actuarial assumed rate of 7.75 percent in the future. It would take returns well in excess of 7.75 percent in subsequent years to prevent a steady rise in employer rates. As of December 31, 2008, the CalPERS fund had lost approximately $55.9 billion (or about 23 percent of its value) since June 1, 2008.

CalSTRS

CalSTRS administers the Teacher’s Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides retirement, disability and survivor benefits for teachers and certain other employees of the California public school system. STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. Actuarial valuations of the DB Program are released in the summer of each calendar year and based on data through June 30 of the preceding fiscal year. As of June 30, 2008, the DB Program had approximately 1,400 contributing employers, approximately 609,375 active and inactive program members and 223,968 benefit recipients.

The State’s General Fund contributions to the DB Program and the SBMA are established by statute. As of April 2009, the contribution rate to the DB Program was 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The contribution rate to the SBMA is 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year less $66.4 million in fiscal year 2008-09, $70 million in 2009-10, $71 million in 2010-11, and $72 million thereafter.

The information relating to CalSTRS does not take into account any potential impact of negative investment returns of CalSTRS since June 30, 2008. The Chief Investment Officer of CalSTRS has reported that the CalSTRS investment portfolio had a value of about $126.4 billion on December 31, 2008, compared to a value of $162.2 billion on June 30, 2008, a loss of about 22 percent.

Each employer contributes 8.25 percent of payroll, while employees contribute 6 percent of pay. The most recent actuarial valuation of the DB Program, based on data through June 30, 2007, showed an actuarial accrued unfunded liability of $20.7 billion. The actuarial valuation of the DB Program is based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past ten years and five years (in each case through fiscal year 2006-07) was 13.2 percent and 9.4 percent, respectively.

Other Post Retirement Benefits

The State also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and recognizes these costs on a “pay-as-you-go” basis. It is anticipated that these costs will continue to grow in the future.

As of June 30, 2008, approximately 138,250 retirees were enrolled to receive health benefits and 112,636 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving ten years with the State. With ten years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

Negotiations with insurance providers in 2008 produced an overall annual employer contribution rate increase of 4.3 percent for health benefits. The final employer contribution rates were adopted by the CalPERS Board on June 19, 2008.

On June 21, 2004, the Governmental Accounting Standard Board released its Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 established standards for the measurement, recognition, and display of post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, when provided separately from pension plan expenditures and related liabilities in the financial reports of State and local governments. Under Statement No. 45, governments are required to: (i) measure the cost of benefits, and recognize other post-employment benefits expense, on the accrual basis of accounting in periods that approximate employees’ years of service; (ii) provide information about the actuarial liabilities for promised benefits associated with past services and whether, or to what extent, the future costs of those benefits have been funded; and (iii) provide information useful in assessing potential demands on the employer’s future cash flows. Statement No. 45 reporting requirements were effective for the State in the fiscal year beginning July 1, 2007. The State has included the actuarial computation of its liability for post-employment health care benefits in the Comprehensive Annual Financial Report for the year ended June 30, 2008, prepared by the State Controller’s Office and scheduled to have been released in late March 2009.

On May 7, 2007, the State Controller’s Office released a report by the private actuarial firm, Gabriel, Roeder, Smith & Company, tasked with calculating the State’s liability for these benefits. The report was based on a variety of data and economic, demographic and healthcare trend assumptions described in the report. The actuarial valuation contained in the report covers the cost estimates for existing employees and retirees. The main objective of the report was to estimate the Actuarial Accrued Liability (“AAL”), which is the present value of future retiree healthcare costs attributable to employee service earned in prior fiscal years.

The report looked at three different scenarios: (i) continuation of the “pay-as-you-go” policy; (ii) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded; and (iii) a “partial funding” policy, a hybrid of the two scenarios. According to the actuarial valuation as of July 1, 2007, the current pay-as-you go funding policy results in an AAL of $47.88 billion, an annual required contribution of $3.59 billion, estimated employer contributions of $1.36 billion and an expected net other post-employment benefits (“OPEB”) obligation of $2.23 billion for the fiscal year ending June 30, 2008.

The long-term costs for other post-employment benefits may negatively affect the State’s financial reports and impact its credit rating if the State does not adequately manage such costs. On May 23, 2008, the Governor released a statement endorsing the recommendations made by the Public Employee Post-Employment Benefits Commission, a group charged with identifying and comparing the advantages and disadvantages of various approaches for unfunded post-employment benefits, and proposing a plan to address unfunded post-employment benefits. Among other steps, the Governor directed the DOF and the Department of Personnel Administration (“DPA”) to research and provide options to allow the State to begin pre-funding OPEB obligations, provided such a plan does not include raising taxes or dipping into the General Fund.

The DOF and DPA identified four options that present opportunities for reducing the State’s current and future actuarial liabilities including the use of lower cost health plan options, active employee contributions to an OPEB trust fund, increasing the vesting period for lifetime health benefits from a graduated schedule at 10 years to 25 years, and a variety of incentives designed to promote longer careers. Implementing the recommended options concurrently could potentially reduce the State’s AAL.

On February 24, 2009, the State Controller’s Office released the second report by Gabriel, Roeder, Smith & Company calculating the State’s liability for post-employment healthcare benefits. According to the actuarial valuation as of June 30, 2008, the “pay-as-you-go” funding produced an actuarial accrued liability of $48.22 billion, an annual required contribution of $3.72 billion, estimated employer contributions of $1.36 billion and an expected net OPEB obligation of $4.71 billion for fiscal year end June 30, 2009. The valuation depended primarily on the interest discount rate assumption used to develop the present value of future benefits and on the assets available to pay benefits. The discount rate represents the long-term expectation of the earnings on the State’s General Fund, which is invested in short-term securities in the State’s Pooled Money Investment Account. The State Controller’s Office plans to issue an actuarial valuation report annually.

THE BUDGET PROCESS

Proposed Budget Reform

As part of the February 2009 Budget Package, the Legislature approved budget reform measures, including the submission of Proposition 1A of 2009 to voters at the May 19, 2009 special election. These measures (which, as noted above, were generally rejected by voters) would have amended certain proposals which had been enacted with the 2008 Budget Act. The measures were intended to strengthen elements of current law enacted by Proposition 58 in 2004 by further defining the parameters of the BSA, which would be renamed to be the Budget Stabilization Fund (“BSF”).

Budget Stabilization Fund

As of April 2009, the maximum size of the BSF is the greater of five percent of General Fund revenues or $8 billion. If Proposition 1A of 2009 had been passed by voters, the maximum size of California’s BSF would have increased to 12.5 percent of General Fund revenues (about $12 billion as of April 2009). This measure would also have modified existing law to require identification of the amount of one-time resources contained in the submitted budget for any fiscal year.

Beginning with the 2011-12 fiscal year, the 3 percent of revenues to be transferred from the General Fund to the BSF may be suspended or reduced by an executive order signed by September 23 of each year. A suspension or reduction may only occur for a fiscal year in which (i) the estimated General Fund revenues, transfers, and the balance available from the prior fiscal year in the Special Fund for Economic Uncertainties are less than (ii) the total General Fund expenditures for the immediately preceding fiscal year as adjusted for changes in population and the California Consumer Price Index. A transfer is not required to the extent it would provide a balance in the BSF exceeding 12.5 percent of revenues.

Under existing law, 50 percent of the 3 percent of revenues transferred to the BSF in each fiscal year (up to an aggregate amount of $5 billion for all fiscal years), is deposited in the Deficit Recovery Bond Retirement Sinking Fund Subaccount and continuously appropriated to the Treasurer for retiring the ERBs. The remainder, after all ERBs are retired, is transferred back to the primary BSF account.

Under this measure, if a Supplemental Education Payment Account were established pursuant to a separate Constitutional amendment (SCA No. 1), which was submitted to the voters as Proposition 1B at the same election, an annual transfer of 1.5 percent of revenues would be made to that account until a total of $9.3 billion was added to the Proposition 98 funding level by these transfers. Transfers to BSF for the Supplemental Education Payment Account would not have been permitted to be suspended. After the Supplemental Education Payment Account reached $9.3 billion, the balance of the 1.5 percent of revenues in that year, and then annually thereafter 1.5 percent of revenues would have to be transferred to the Supplemental Budget Stabilization Account, which could only be used for one-time purposes such as redeeming bonded debt or infrastructure. Transfers from the BSF to the Supplemental Budget Stabilization Account would not have been permitted to be suspended. If no Supplemental Education Payment Account were established, the 1.5 percent of the BSF annual transfer would be deposited in the Supplemental Budget Stabilization Account.

Beginning in the 2010-11 fiscal year, the measure would also have provided for an additional transfer to the BSF of any positive difference of the long-term trend amount of revenues less the revenues estimated for each fiscal year as of May 29th of that year, less the amount of increase of the Proposition 98 guarantee from the prior year. The long-term trend amount would have been determined based on a linear regression of the prior ten years of revenues adjusted for the effects of tax law changes and ERB proceeds. Alternatively, if the amount that currently estimated revenues exceeded the prior year expenditure level adjusted for population and the California Consumer Price Index was less than the difference between trend revenues and current revenues, the transfer would be limited to that lesser amount, less the amount of increase of the Proposition 98 guarantee from the prior year. If such a transfer would make the BSF exceed 12.5 percent of revenues, the amount over the 12.5 percent amount would be used first for retirement of budgetary debt and secondly for listed one-time purposes including retention in the BSF, one-time infrastructure, redeeming bonded indebtedness, tax relief, or funding of vested non-pension benefits for State annuitants.

This measure would have provided that, apart from a transfer made for the purpose of responding to an emergency declared by the Governor, as defined, or loaned and repaid within a fiscal year to meet General Fund cash requirements, the total amount that could be transferred from the BSF to the General Fund for any fiscal year could not exceed (i) the total General Fund expenditures for the immediately preceding fiscal year as adjusted for changes in population and (ii) the California Consumer Price Index minus the General Fund revenues, transfers, and prior year Special Fund for Economic Uncertainties balances available for that fiscal year.

Mid-Year Authority to Reduce General Fund Appropriations

In September 2008, the Legislature also enacted AB 1389 (Chapter 751, Statutes of 2008). One part of this bill, described in this section, was not slated to become effective unless the voters approved Proposition 1A of 2009 at the May 19, 2009 special election. Pursuant to AB 1389, beginning with fiscal year 2008-09, if after the Budget Act is enacted, the Director of Finance determines that (1) General Fund resources for the fiscal year will decline substantially below the estimate of General Fund resources upon which the Budget Act was based, or (2) General Fund expenditures will increase substantially above the estimate of General Fund revenues upon which the Budget Act was based, the Director of Finance is authorized to reduce General Fund items of appropriation for State operations and/or capital outlay, by up to seven percent, except for certain exemptions. The exemptions include appropriations for the Legislature, constitutional officers, debt service, health and dental benefits for annuitants, equity claims before the California Victim Compensation and

Government Claims Board, augmentations for contingencies and emergencies, and transfers pursuant to Article XIX B of the California Constitution.

In addition, AB 1389 provides that if the Director of Finance determines that suspension by up to 120 days of the effective day of a cost-of-living adjustment or rate increase identified in the Budget Act is necessary to mitigate conditions that would authorize the issuance of a proclamation declaring a fiscal emergency pursuant to subdivision (f) of Section 10 of Article IV of the California Constitution, that cost-of-living adjustment or rate increase shall not take effect during that time. Furthermore, if the Governor issues a proclamation declaring a fiscal emergency pursuant to subdivision (f) of Section 10 of Article IV of the California Constitution, then no cost- of-living adjustment or rate increase funded in the Budget Act for that fiscal year shall take effect until the Legislature passes and sends to the Governor a bill or bills to address the fiscal emergency. Cost-of-living adjustments for purposes of these provisions do not include any apportionments made to fund a cost-of-living adjustment to augment appropriations made pursuant to Section 2558 of the Education Code, for county office of education revenue limits, or Section 42238 of the Education Code, for school district revenue limits. The 2008 Budget Act and 2009 Budget Act do not include any funding identified as cost-of-living adjustments subject to reduction under this provision.

Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1988, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

Constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A of 2004, approved in 2004, which limits the Legislature’s power over local revenue sources, and Proposition 1A of 2006, approved at the November 7, 2006 election (“Proposition 1A of 2006”), which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.

These approved constitutional amendments are described below.

Balanced Budget Amendment (Proposition 58)

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the “Budget Stabilization Account” or “BSA”) be established. The BSA is to be funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

Proposition 1A of 2009, which was considered by the voters at the May 19, 2009 special election (but was not approved), described above under “Budget Stabilization Fund,” would have modified certain provisions of Proposition 58.

Local Government Finance (Proposition 1A of 2004)

Senate Constitutional Amendment No. 4 (also known as Proposition 1A of 2004), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State is able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. The State also is not able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expands the definition of what constitutes a mandate on local governments to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges nor to mandates relating to employee rights.

Proposition 1A of 2004 further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to the 2004-05 fiscal year over a term of years. Chapter 72, Statutes of 2005 (AB 138) requires the payment of mandated costs incurred prior to 2004-05 to begin in 2006-07 and to be paid over a term of 15 years. The 2009 Budget Act defers payment of these claims and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to the 2004-05 fiscal year is $983 million.

After School Education Funding (Proposition 49)

An initiative statute, Proposition 49, called the “After School Education and Safety Program Act of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. The increase was first triggered in 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, expenditures can only be reduced in certain low revenue years.

Mental Health Services (Proposition 63)

On November 2, 2004, the voters approved Proposition 63, the Mental Health Services Act, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. In addition, Proposition 63 prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04. However, Proposition 1E, which was included on the May 19, 2009 special election ballot (but was not approved), would have amended the non- supplantation requirements of Proposition 63 to allow the use of Proposition 63 funds to partially fund the Early and Periodic Screening, Diagnosis and Treatment (“EPSDT”) program for a period of two years. The EPSDT program would be funded for $226.7 million in 2009-10, and up to $234 million in 2010-11. Additionally, the health trailer bill (Chapter 20, Statutes of 2009) makes allowable administrative changes to Proposition 63, which would not require a statewide vote, to streamline and make more efficient administrative processes and to clarify the role of the Mental Health Services Oversight and Accountability Commission.

Transportation Financing (Proposition 1A of 2006)

On November 7, 2006, voters approved Proposition 1A of 2006, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002 permitted the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declared that the transfer would result in a “significant negative fiscal impact” on the General Fund and the Legislature agreed with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. In 2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in 2004-05 the full transfer of $1.258 billion was suspended. The Proposition 42 transfer was fully funded in 2005-06 at $1.359 billion. The 2006 Budget Act fully funded the Proposition 42 transfer at $1.415 billion for 2006-07, and also included $1.415 billion ($1.215 billion General Fund) for advance repayment of a portion of the 2003-04 and 2004-05 suspensions. The 2007 Budget Act fully funded the Proposition 42 transfer at $1.439 billion and the required repayment for remaining Proposition 42 debts at $83 million for 2007-08. The 2008 Budget Act fully funds the Proposition 42 transfer for 2008-09 at $1.351 billion with another $83 million to repay a portion of past suspensions. The 2009 Budget Act fully funds the Proposition 42 transfer in 2009-10 at $1.483 billion with another $83 million to repay a portion of past suspensions.

PRIOR FISCAL YEARS’ BUDGETS

Fiscal Years Prior to 2007-08

Following a half decade of strong economic and revenue growth in the late 1990’s and into 2000, during fiscal year 2001-02, as the State and national economies fell into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The State also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004.

The State’s economy rebounded during the 2004-05, 2005-06, and 2006-07 fiscal years, with the result that General Fund revenues were substantially higher in each year than had been projected at the start of the year. This allowed the budgets in these years to end with substantial positive balances (although the positive balance declined from approximately $9.9 billion at the end of fiscal year 2005-06 to approximately $3.5 billion at the end of fiscal year 2006-07). The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowing, fund shifts, and one-time measures such as securitization of tobacco settlement revenues and sale of Economic Recovery Bonds, to produce balanced budgets. The 2005 Budget Act relied much less on one-time measures than the budgets of the immediately preceding years, but did include receipt of $525 million from refinancing of tobacco securitization bonds.

Final estimates relating to the 2006-07 fiscal year, as released in the 2007-08 Governor’s Budget in January 2008, showed that the State experienced more favorable results than were projected at the time the 2006 Budget Act was signed. As a result of revised estimates for years prior to 2005-06 and improved economic results which generated increases in tax revenues, the Administration estimated that the fund balance at June 30, 2006 was about $3.487 billion, of which $3.0 billion was in the Special Fund for Economic Uncertainties (“SFEU”), compared to the original 2006 Budget Act estimate of $1.6 billion in the SFEU.

2007 Budget Act

The 2007 Budget Act was adopted by the Legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget the Governor vetoed $943 million in appropriations from the General Fund, special funds, and bond funds (including $703 million in General Fund appropriations).

The 2007 Budget Act signed by Governor Schwarzenegger included the largest reserve of any budget act in the State’s history, a total of $4.1 billion. The reserve was made so large because the 2007 Budget Act contained a number of risks. By the time of the 2008-09 Governor’s Budget, released on January 10, 2008, it had become clear that many of these risks had in fact occurred, and that even the planned reserve would not be enough to keep the budget in balance through June 30, 2008. Accordingly, the Governor called a special session of the Legislature which took a series of actions to close the budget gap, and the Governor took certain additional actions not requiring legislative action. The impact of these risks on the 2007 Budget Act is discussed in the individual budget items listed below.

Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion.

The 2007 Budget Act contained the following major General Fund components:

1.	Repayments and Prepayments of Prior Obligations—The 2007 Budget Act included $1 billion in prepayments of the ERBs from moneys transferred to the BSA and $5 million of other budgetary debt repayments.

2.

Budget Stabilization Account—The 2007 Budget Act fully funded the transfer of $2.045 billion to the BSA, the full amount pursuant to Proposition 58. Half of this amount, or $1.023 billion, is reported as a reduction of revenues. The other half was transferred for the purpose of early retirement of ERBs.

3.

Proposition 98—The 2007 Budget Act included Proposition 98 expenditures from the General Fund of $41.5 billion, which was an increase of $712 million, or 1.7 percent, compared to the revised 2006-07 estimate. When property taxes are taken into account, the total Proposition 98 Guarantee was $57.1 billion, which was an increase of $2.2 billion, or 3.9 percent. The 2007 Budget Act also continued to include $426 million above the 2006-07 Proposition 98 Guarantee level to implement Proposition 49.

4.

K-12 Education—The 2007 Budget Act included $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08. This reflected an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds). Total per-pupil expenditures were projected to increase by $378 to $11,541 in 2007-08, which included funds for prior year settle-up obligations. The Legislature adopted legislation in February 2008 during the fiscal emergency special session that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding.

5.

Higher Education—The 2007 Budget Act reflected total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of higher education (excluding infrastructure and stem cell research), which reflected an increase of $1.1 billion ($853 million General Fund and Proposition 98 sources) above the revised 2006-07 level. This included funding for the compacts signed in 2004 with the University of California and the California State University.

6.

Health and Human Services—The 2007 Budget Act included $29.7 billion General Fund for Health and Human Services programs, which was an increase of $301 million from the revised 2006-07 estimate. Total funding from all State funds for Health and Human Services programs was $38.0 billion, which was an increase of $1.6 billion from the revised 2006-07 estimate.

7.

Transportation Funding—The 2007 Budget Act included $1.48 billion to fully fund Proposition 42 in 2007-08. Proposition 1A of 2006 was passed in November 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A of 2006, the 2007 Budget Act repaid $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds had been delayed, the 2007 Budget Act also provided for the use of $100 million in tribal gaming compact revenues that were expected to be received in 2006-07, 2007-08, and any future years until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account. Proposition 1B was also passed in November 2006, providing $19.9 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2007 Budget Act provides a total of $4.2 billion in Proposition 1B funding.

8.

Revenue Actions—The 2007 Budget Act included several revenue proposals that were in the 2007-08 Governor’s Budget. The most significant changes included the repeal of the teacher tax credit, resulting in an estimated revenue gain of $170 million in 2007-08, and additional efforts to reduce the “tax gap,” which tax professionals define as the difference between what taxpayers should pay and what is actually paid, which is estimated to result in $77.5 million in additional personal income tax and corporation tax revenues in 2007-08.

Additional Developments

For budget year 2007-08, the State faced a number of issues and risks which had an impact on the General Fund and which reduced the budget reserves included in the 2007 Budget Act (originally $4.1 billion). In addition to certain developments listed in the individual budget items above, the following developments have occurred since enactment of the 2007 Budget Act.

1.

Deterioration of revenues below the May Revision of the 2007-08 Governor’s Budget estimates, primarily as a result of weaker economic conditions in the State. The 2008-09 Governor’s Budget projected a reduction in the three major sources of General Fund tax revenues (personal income, sales and use, and corporate income) of $4.1 billion compared to the earlier estimate. The 2008-09 May Revision reported that these tax revenues would be slightly higher than the January estimate, with stronger receipts in personal income taxes offsetting weaker receipts in sales and corporation taxes.

2.

Payment from budget reserves of $500 million as a result of an adverse court ruling in August 2007 in a case involving delayed payments to the State Teachers’ Retirement Fund. The courts have determined that interest on this amount is due at the rate of 10 percent for pre-judgment interest and 7 percent for post-judgment interest. The State expects to ultimately pay about $228 million in interest, in four annual installments beginning in 2009-10.

3.	Additional Proposition 98 spending, reflecting the property tax revenues reported by the schools, which did not support the assumptions in the 2007 Budget Act about property tax growth.

4.

Potential impact on the General Fund reserve from the lawsuit challenging use of funds in the Public Transportation Account. The Administration believes legislative action in the February 2008 fiscal emergency special session addressed the Superior Court’s objections to a portion of the original 2007 Budget Act actions. However, as of April 2009, the case has been appealed.

Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions. Some of the larger one-time actions included the transfer of $657 million of proceeds from refinancing tobacco securitization bonds, use of $663 million of Public Transportation Account Funds to reimburse the General Fund primarily for debt service on transportation bonds and $437 million of Proposition 98 savings.

CURRENT STATE BUDGETS

The State has indicated that the discussion below of the 2008 Budget Act and the 2009 Budget Act is based on the February 2009 Budget Package as it was enacted. The February 2009 Budget Package was based on estimates and projections of revenues and expenditures for the 2008-09 and 2009-10 fiscal years prepared in November and December 2008.

In addition, the discussion of State financial performance through the end of fiscal years 2008-09, 2009-10 and beyond is based on estimates and projections and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

Adopted 2009 Budget Act

The 2009 Budget Act was adopted by the Legislature on February 19, 2009, along with a number of implementing measures, and signed by the Governor on February 20, 2009. In approving the budget, the Governor vetoed $1.305 billion in appropriations from the General Fund, special funds, and bond funds (including $957.2 million in General Fund appropriations).

The 2009 Budget Act addresses the combined $41.6 billion deficit for fiscal years 2008-09 and 2009-10 identified in the 2009-10 Governor’s Budget. The budget cuts and revenue increases included in the 2009 Budget Act take effect either immediately or in a short amount of time (as new revenues are phased in) to address the projected deficit in both the 2008-09 and 2009-10 fiscal years.

Under the 2009 Budget Act, based on then-current assumptions about the State’s financial circumstances, and assuming receipt of approximately $8.0 billion of federal stimulus funds to offset General Fund costs and voter approval of various ballot measures, General Fund revenues and transfers are projected to increase 9.3 percent, from $89.4 billion in fiscal year 2008-09 to $97.7 billion in fiscal year 2009-10. The 2009 Budget Act contains General Fund appropriations of $92.2 billion, compared to $94.1 billion in 2008-09 or 2.1 percent decrease. The June 30, 2010 total reserve is projected to be $2.1 billion, an increase of $5.5 billion compared to the estimated June 30, 2009 reserve deficit of $3.4 billion. In a report entitled “The Fiscal Outlook Under the February Budget Package,” issued on March 13, 2009, the Legislative Analyst’s Office projected that General Fund revenues in fiscal year 2009- 10 would be approximately $8 billion lower than the amount projected in the 2009 Budget Act. In addition, the Department of Finance Monthly Bulletin issued on April 13, 2009 (the “April DOF Bulletin”) stated that General Fund revenues for March 2009 were $415 million (or 12.5 percent) lower than projected in the 2009 Budget Act, comprised primarily of $139 million lower than expected personal income tax revenues, $253 million lower than expected sales and use tax revenues, and $99 million lower than expected corporate tax revenues. (Insurance taxes for March 2009 were $98 million higher than expected.) According to the April DOF Bulletin, year-to-date adjusted revenues through the end of March 2009 were $737 million (or about 1.3 percent) below 2009 Budget Act projections.

The 2009 Budget Act and other elements of the February 2009 Budget Package addressing the State financial situation are based on a variety of assumptions. There can be no assurances that the financial condition of the State will not be further materially adversely affected by actual conditions or circumstances, including but not limited to lower than expected revenues. Additionally, it should be noted that voters failed to approve multiple measures at the May 19, 2009 special election.

The 2009 Budget Act contains the following major General Fund components:

1.

Addressing the Deficit—The February 2009 Budget Package addresses the State’s $41.6 billion combined budget shortfall in fiscal years 2008-09 and 2009-10. The budget solutions include spending reductions of $15.7 billion (38 percent of total solutions including $957.2 million in vetoes relating to General Fund spending). The spending reductions consist primarily of reductions in Proposition 98 spending ($8.4 billion reduction), higher education ($1.3 billion reduction) and employee compensation ($1.2 billion reduction). The February 2009 Budget Package also includes an estimated receipt of $8.0 billion (19 percent of total solutions) of federal stimulus funds which will be used to offset General Fund moneys. (Receipt of approximately $2.7 billion of such federal stimulus moneys to offset General Fund costs in fiscal year 2008-09 is dependent on legislative amendment to reporting requirements of Medi-Cal recipients. The required legislative amendment was enacted by the Legislature and signed by the Governor on March 27, 2009.) Additional solutions include $12.5 billion of revenue increases (30 percent of total solutions), and $5.4 billion of borrowing (13 percent of total solutions).

2.

Budget Reform—The 2009 Budget Act package includes budget reform, Proposition 1A of 2009, designed to prevent State government from spending revenue above the long-term trend line and by creating a substantial rainy day fund of up to 12.5 percent of General Fund revenue for use only during times when revenue is insufficient to fund a moderate, population-and-inflation-based growth in spending. For Proposition 1A of 2009 to be effective, it would have to have been approved as a constitutional amendment by the voters at the May 19, 2009 special election. However, the measure was not approved. The 2009 Budget Act assumes the availability to the General Fund of approximately $227 million of an income tax surtax on income above $1 million (imposed pursuant to Proposition 63), approximately $608 million of certain tobacco taxes (imposed pursuant to Proposition 10), and approximately $5 billion of the proceeds of the securitization of lottery revenues, all of which were subject to voter approval at the May 19, 2009 special election.

3.

Federal Stimulus and the Trigger Legislation—The February 2009 Budget Package required the Director of Finance and the State Treasurer to conduct a public meeting and to determine by April 1, 2009 how much General Fund expenditure offset the State would attain in 2008-09 and 2009-10 due to the recently enacted American Recovery and Reinvestment Act of 2009. The February 2009 Budget Package provided that, if expected amounts from the stimulus bill were determined to be $10 billion or greater, certain expenditure reductions (approximately $948 million) would not go into effect, nor would the additional 0.125 percent surcharge on the personal income tax rate (approximately $1.8 billion). On March 27, 2009 the two officials agreed that the amount would be approximately $8.2 billion, so the State has indicated that there will be no change to the elements of the February 2009 Budget Package noted above.

4.

Cash Flow Management—The deterioration of the budget reserve in the 2008-09 fiscal year resulted in a cash shortage in February 2009. In order to manage cash flow for the 2009 year and provide for timely payments of the State’s obligations, the February 2009 Budget Package includes a number of budget and cash solutions. These budgetary and cash solutions have a 2008-09 fiscal year cash impact of $0.6 billion in increased receipts and $8.2 billion in disbursement reductions. The February 2009 Budget Package also includes $2 billion in new internal borrowable resources.

5.	Proposition 98—The Proposition 98 Guarantee for 2009-10 is projected to be $56.0 billion. The General Fund portion would be $40.5 billion of total Proposition 98 funding.

6.

K-12 Education—The 2009 Budget Act includes $68.6 billion for K-12 education programs for 2009-10. This reflects an increase of $2.2 billion or 3.3 percent above the revised 2008-09 budget. Total per-pupil expenditures are projected to increase by $393 to $11,614 in 2009-10, which includes funds for prior year settle-up obligations.

7.

Higher Education—The 2009 Budget Act reflects a total funding of $21.4 billion, including $14.2 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research). This reflects an increase of $977.8 million (including $429.8 million General Fund and Proposition 98 sources) above the revised 2008-09 estimate.

8.

Health and Human Services—The 2009 Budget Act includes $31.4 billion in General Fund expenditures for Health and Human Service Programs for 2009-10, which is an increase of $227.3 million or 0.7 percent from the revised 2008-09 estimate. Due to the State’s severe fiscal shortfall, the 2009 Budget Act includes $2.4 billion in proposed General Fund expenditure reductions in Health and Human Services programs in 2009-10. Of this amount, $676 million would not take effect if the State expects to receive sufficient additional federal funding in a federal stimulus bill that may be used to offset $10 billion in statewide General Fund expenditures.

9.

Transportation Funding—The 2009 Budget Act includes $1.483 billion to fully fund Proposition 42 in 2009-10. Proposition 1A of 2006 was passed in November 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A of 2006, the 2009 Budget Act repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the 2009 Budget Act uses $100 million in tribal gaming compact revenues that will be received in 2008-09 and 2009-10, for General Fund relief. Proposition 1B was also passed in November 2006, providing $19.9 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in a budget act. The 2009 Budget Act appropriates $3.5 billion in Proposition 1B funding.

10.

Budget Stabilization Account—Under normal circumstances, the State would set aside a specified portion of estimated annual General Fund revenues for fiscal year 2009-10 in the BSA for rainy day purposes. Given the magnitude and urgency of the State’s recent fiscal crisis, the 2009 Budget Act suspends the transfer to the BSA for the 2009-10 fiscal year.

11.

Sale of EdFund—The estimate of $500 million from the sale of EdFund has been removed from the revenue estimates for 2009-10. While the Administration is continuing to pursue the sale of EdFund, the timing and value of that sale are unclear at this point given the many changes that have occurred in the capital markets and federal student loan guarantee policy.

12.

Lottery Modernization Act—The Lottery Modernization Act was slated to be placed before the voters at the May 19, 2009 special election, to authorize the modernization of the State’s lottery and securitize future lottery revenues. The 2009 Budget Act anticipated that voters would approve the Lottery Modernization Act (which did not occur) and assumed the securitization of $5 billion in future lottery revenues in the 2009-10 fiscal year to offset various General Fund debt service costs. Annual net lottery revenues for 2009-10 were estimated at $1.143 billion, which would exceed the amount of future lottery revenues that the State estimates is needed to generate $5 billion in net bond proceeds. The net lottery revenues will be updated at the 2009-10 May Revision, and could be somewhat lower due to the current economic situation facing the nation and the State. However, as of April 2009, the State expected that the modernization of the lottery would increase net lottery revenues over time. As of April 2009, the State indicated that, if the lottery modernization occurred, it may be possible to sell additional future lottery revenues in a subsequent fiscal year. As described herein under “Budget Risks,” the State may be unable to realize the $5.0 billion in proceeds of the securitization of lottery revenues either because of failure of the voters to approve Proposition 1C, or due to market factors.

The February 2009 Budget Package includes several major changes in General Fund revenues described below.

•

Temporary Sales Tax Increase: The February 2009 Budget Package provides for a temporary 1-cent increase of the General Fund sales and use tax rate, from 5 percent to 6 percent, effective April 1, 2009. This tax increase is slated to be in effect through June 30, 2012. This tax law change was expected to generate additional sales tax revenues of

$1.203 billion in 2008-09 and $4.533 billion (net of $213 million transferred to the Transportation Investment Fund under Proposition 42) in 2009-10 for the General Fund. As Proposition 1A of 2009 was not approved by the voters in the May 19, 2009 special election, the temporary sales tax increase is due to end on June 30, 2011.

•

Vehicle License Fees: The February 2009 Budget Package provides for a temporary increase in vehicle license fees from 0.65 percent to 1.15 percent, effective May 19, 2009, with 0.35 percent going to the General Fund and 0.15 percent going to the Local Safety and Protection Account for local law enforcement grant programs previously funded from the General Fund. Vehicle license fees apply to the value of the vehicle (initially its market value and then subject to a standard depreciation schedule). This increase is scheduled to remain in effect through June 30, 2013. This law change was expected to generate additional revenues of $345.9 million in 2008-09 and $1.692 billion in 2009-10. As Proposition 1A of 2009 was not approved by the voters in the May 19, 2009 special election, the rate increase is due to expire two years sooner, on June 30, 2011.

•

Personal Income Tax Surcharge: The February 2009 Budget Package provides for a temporary addition of 0.125 percent to each personal income tax rate for tax years starting in 2009, as well as a temporary additional 0.125 percent to each personal income tax rate which would be imposed if less than $10 billion of additional federal stimulus funds offset General Fund costs that are expected to be received. These increases to the personal income tax are scheduled to remain in effect through 2012. This change was expected to generate an additional $3.658 billion in General Fund revenues in 2009-10. As Proposition 1A of 2009 was not approved by the voters at the May 19, 2009 special election, these increases are to sunset after the 2010 tax year.

•

Dependent Exemption Credit Reduction: The February 2009 Budget Package provides for a temporary reduction in the Personal Income Tax exemption credit for dependents to the amount provided for the personal credit for tax years starting in 2009 from $309 to $99 (tax year 2008 values). This reduction was scheduled to remain in effect through 2012. This change was expected to generate an additional $1.44 billion in General Fund revenues in 2009-10. As Proposition 1A of 2009 was not approved by the voters in the May 19, 2009 special election, the reduction is to sunset after the 2010 tax year.

May 19, 2009 Statewide Special Election

The February 2009 Budget Package provided for six measures to be placed before the voters on May 19, 2009, consisting of:

•	Proposition 1A of 2009, which would provide for certain budget reforms.

•

Proposition 1B, which would require supplemental payments to local school districts and community colleges to address budget cuts contained in the February 2009 Budget Package. Proposition 1B would become effective only if the voters also approve Proposition 1A of 2009.

•	Proposition 1C, which would provide for the modernization of the State lottery and the securitization of lottery revenues.

•	Proposition 1D, which would provide for the use of certain tobacco taxes (imposed pursuant to Proposition 10) to pay costs otherwise payable from the General Fund.

•

Proposition 1E, which would provide for the use of a portion of the proceeds of an income tax surtax on income above $1 million (imposed pursuant to Proposition 63) to pay costs otherwise payable from the General Fund.

•	Proposition 1F, which would prevent members of the Legislature and statewide constitutional officers, including the Governor, from receiving pay raises in years when the State is running a deficit.

In the May 19, 2009 special election, voters rejected all of these measures other than Proposition 1F.

LAO Report. On March 13, 2009, the Legislative Analyst’s Office issued a report entitled “The Fiscal Outlook Under the February Budget Package” (the “March 2009 LAO Report”). The following excerpt is from the March 2009 LAO Report:

“The national recession and financial market credit crunch have dragged down California’s economy and state revenues. The 2009-10 Governor’s Budget projected that the state would end 2009-10 with a $40 billion deficit if no corrective actions were taken. In response, in February 2009, the Legislature and the Governor agreed to a $42 billion package of solutions (including the Governor’s vetoes of almost $1 billion). This package includes spending reductions, temporary tax increases, the use of federal stimulus funds, and borrowing from future lottery profits. Almost $6 billion of the package depends on voter approval at a May 19, 2009 special election. Unfortunately, the state’s economic outlook since the release of the Governor’s budget has continued to deteriorate. Consequently, we project that the Legislature and the Governor will need to agree to billions of dollars in additional budgetary solutions to rebalance the 2009-10 budget....”

The March 2009 LAO Report also stated that:

“The budget package of $42 billion in solutions adopted by the Legislature and the Governor in February was an impressive step in addressing the state’s monumental budget shortfall.... The budget uses both sides of the ledger—revenue increases and spending reductions—to attack the state’s dire fiscal situation.”

“Unfortunately, the state’s economic and revenue outlook continues to deteriorate. Even in the few weeks since the budget was signed, there have been a series of negative developments. Our updated revenue forecast projects that revenues will fall short of the assumptions in the budget package by $8 billion.... Moreover, a number of the adopted solutions—revenue increases and spending reductions—are of a short-term duration. Thus, without corrective actions, the state’s huge operating shortfalls will reappear in future years—growing from $12.6 billion in 2010-11 to $26 billion in 2013-14....”

“There are a number of factors that would limit the state’s progress in closing future shortfalls. For example, many of the solutions contained within the budget package are onetime or short term in nature. Among the key factors:

•	Employee compensation savings would generally end after 2009-10.

•	No additional borrowing of lottery profits is assumed after the initial $5 billion.

•	Federal funds available to offset General Fund costs will drop significantly after 2009-10.

In addition, the state’s recovery from the recession is expected to be relatively slow and modest—reducing the opportunity to grow out of the state’s chronic operating shortfalls. Finally, the tax package is of a limited duration. Even if Proposition 1A [of 2009] is approved, the tax increases would begin to phase out after three years. Moreover, the single sales factor change affecting corporations described above would significantly reduce state revenues beginning in 2010-11.”

Budget Risks

The 2009 Budget Act and related legislation addressing the State financial situation, and the State’s cash management plan, are based on a variety of assumptions. There can be no assurances that the financial condition of the State will not be further materially adversely affected by actual conditions or circumstances, including but not limited to those described below. In the event that actual circumstances differ from those assumed in the 2009 Budget Act, the 2009-10 May Revision will set forth the Governor’s proposals to address any deficits which are identified in such projections. Revision of the enacted 2009 Budget Act following the 2009-10 May Revision would require two thirds affirmative vote of both houses of the Legislature.

Budget risks include, but are not limited to, the following:

•

Failure of the voters to approve one or more of Proposition 1C, 1D or 1E on the May 19, 2009 special election ballot, resulting in the unavailability of certain resources projected to be available in the February 2009 Budget Package. As noted above, these measures were not approved by voters.

•

Receipt of revenues below the projections on which the February 2009 Budget Package was based. The revenue projections on which the 2009 Budget Act was based were prepared in early December 2008, and were based on economic conditions in November 2008. Economic conditions have worsened since that time, which could adversely affect revenues, including receipts of personal income taxes, sales taxes, and vehicle license fees. New projections will be prepared in connection with the issuance of the 2009-10 May Revision (which is expected to occur no later than early June). There can be no assurances that revenue projections in the 2009-10 May Revision will not significantly decline from the December 2008 projections. In the March 2009 LAO Report, the LAO projects that General Fund revenues in fiscal year 2009-10 will be approximately $8 billion lower than the amount projected in the 2009 Budget Act. In addition, the April DOF Bulletin stated that General Fund revenues for March, 2009 were $415 million (or 12.5 percent) lower than projected in the 2009 Budget Act, comprised primarily of $139 million lower than expected personal income tax revenues, $253 million lower than expected sales and use tax revenues, and $99 million lower than expected corporate tax revenues. (Insurance taxes for March 2009 were $98 million higher than expected.) According to the April DOF Bulletin, year-to-date adjusted revenues through the end of March 2009 are $737 million (or about 1.3 percent) below 2009 Budget Act projections.

•	Delays in or inability of the State to implement budget solutions as a result of current or future litigation.

•	Requirements that the State expend moneys for prison healthcare improvements, under orders of a federal court, in amounts in excess of that set forth in the 2009 Budget Act

•	Inability to implement all the planned expenditure reductions.

•	Inability of the State to realize the $5.0 billion in proceeds of the securitization of lottery revenues either because of failure of the voters to approve Proposition 1C, or due to market factors.

•	Unavailability of federal stimulus moneys in the amounts or at the times assumed in the 2009 Budget Act.

•	Inability of the State to issue cash flow borrowings necessary to address cash pressures.

•

Inability of the State Legislature to implement in a timely manner expenditure reductions, revenue increases or other actions which may become necessary in the event the 2009-10 May Revision identifies an increased budget gap for 2009-10 due to failure to obtain voter approval of one or more of the ballot measures in the May 19, 2009 special election, reductions in revenue projections or other reasons.

2008 Budget Act

The 2008 Budget Act was adopted by the Legislature on September 16, 2008, along with a number of implementing measures, and signed by the Governor on September 23, 2008. In approving the budget, the Governor vetoed $714 million in appropriations from the General Fund, special funds, and bond funds (including $510 million in General Fund appropriations). This was the longest delay in adopting a budget in modern history.

The 2008 Budget Act as originally enacted resolved the $17.3 billion budget deficit (after implementation of the $7.0 billion in actions taken during the February 2008 fiscal emergency special session of the Legislature) identified in the 2008-09 May Revision. It provided a modest reserve of $1.7 billion for fiscal year 2008-09, but projected a deficit of $1.0 billion in 2009-10. While this budget did not resolve the State’s persistent structural budget deficit, it included a budget reform measure, which was subsequently modified.

Under the 2008 Budget Act as originally enacted, General Fund revenues and transfers were projected to decrease 1.0 percent, from $103.0 billion in fiscal year 2007-08 to $102.0 billion in fiscal year 2008-09. The 2008 Budget Act contained General Fund appropriations of $103.4 billion, compared to $103.3 billion in 2007-08. The June 30, 2009 total reserve was projected to be $1.7 billion, a decrease of $1.4 billion or 45 percent compared to the June 30, 2008 reserve. The February 2009 Budget Package made major changes to the 2008 Budget Act.

The 2008 Budget Act as originally enacted, contained the following major General Fund components:

1.

Budget Reform—The State indicated that the Governor’s highest budget priority for fiscal year 2008-09 was to enact reforms in the State’s budget system. In response, the Legislature approved an historic constitutional amendment, to be considered by the people on the next statewide ballot after November 2008. (The February 2009 Budget Package provided for a revised version of budget reform, Proposition 1A of 2009, which was considered, but rejected, by the voters at the May 19, 2009 special election.)

2.

Addressing the Deficit—The 2008 Budget Act resolved the $17.3 billion budget deficit for the combined 2007-08 and 2008-09 fiscal years identified in the 2008-09 May Revision (after implementation of the $7.0 billion in actions taken during the February 2008 fiscal emergency special session of the Legislature described below) and provided a modest reserve of $1.7 billion for fiscal year 2008-09 in part via $8.0 billion in expenditure reductions which account for 46 percent of all solutions. As a result of these reductions, this budget intended to hold General Fund spending to virtually no growth in fiscal year 2008-09, $103.4 billion in 2008-09 compared to $103.3 billion in 2007-08. Additional solutions included $8.4 billion in revenue increases, $700 million in borrowing, and a reduction in the reserve of $306 million. The following were the major elements of the $8.4 billion revenue increase: Corporate Penalty for Understatement of Tax ($1.510 billion), Net Operating Loss Suspension and Carryback ($1.265 billion), Tax Credit Limitation and Usage Modification ($615 million), Limited Liability Corporations Payment Date Change ($360 million), Accelerated Estimated Payments ($1.270 billion), Remove Estimated Payment Option for High Income Taxpayers ($1.035 billion), and Accrual Change ($1.856 billion). The 2008 Budget Act also contained transfers and loans of $855 million to the General Fund from various special funds; savings of $340 million from the delay in enactment of the 2008 Budget Act and an Executive Order by the Governor reducing the use of the certain part-time State employees; use of $500 million of sales taxes on gasoline to offset certain General Fund costs associated with transportation activities; and $200 million of certain other one-time budgetary actions. Of the $24.3 billion budget deficit identified in the 2008-09 May Revision, $7.0 billion (including the $3.313 billion issuance of Economic Recovery Bonds) of the deficit was addressed in February 2008 during a fiscal emergency special session of the Legislature.

3.

Cash Flow Management—Under the 2008 Budget Act, the Legislature approved a plan to improve cash management to smooth cash flow imbalances and to reduce the amount of external borrowing the State would need to meet its cash needs in 2008-09. To smooth out the cash flow imbalances, certain payments for the following programs were shifted during the year: Education (K-12, excluding Child Development), the University of California, Community Colleges, the Williamson Act, and Citizens’ Option for Public Safety/Juvenile Justice Crime Prevention Act. The plan was intended to reduce the amount of external borrowing by $3 billion to $4 billion in 2008-09, and was expected to result in savings of tens of millions of dollars, depending on interest rates and external borrowing issuance timing.

4.

Proposition 98—The Proposition 98 Guarantee for 2008-09 was projected to grow to $58.1 billion, which is $1.3 billion more than was expected in the 2008-09 May Revision. The 2008 Budget Act appropriated $58.1 billion, of which $41.9 billion was from the General Fund and $16.1 billion was from local revenue.

5.

K-12 Education—Total expenditures from all sources for K-12 education programs in 2008-09 were projected to be $71.9 billion ($42 billion General Fund). This reflected an increase of $3.4 billion over the 2008-09 Governor’s Budget. Total per-pupil expenditures were projected to increase by $110 to $12,152 in 2008-09 compared with the 2007-08 level, which includes funds provided for prior year settle-up obligations.

6.

Higher Education—The 2008 Budget Act reflected a total funding of $20.7 billion, including $14.2 billion from General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research) after budget-balancing reductions and other policy reductions. This reflected an increase of $751.3 million (including $386 million from General Fund and Proposition 98 sources) above the revised 2007-08 level.

7.

Health and Human Services—The 2008 Budget Act included $31 billion General Fund for Health and Human Services Programs, which was an increase of $1.6 billion from the revised 2007-08 estimate. Total funding from all State funds for Health and Human Services programs was $39.4 billion. The major General Fund workload adjustments included the following: (a) an increase of $556.7 million in the CalWORKs program, primarily due to depletion of federal funding that has historically been carried over from year to year; (b) an increase of $187.7 million for health programs and an increase of $52.5 million for human services programs attributable to enrollment, caseload, and population driven changes; (c) an increase of $169.8 million for required managed care rate adjustments; and (d) an increase of $22.4 million for statutorily required COLAs for Skilled Nursing Facilities. The 2008 Budget Act reflected expenditure reductions due to policy adjustments, including (a) $985.8 million from reducing provider payment rates in the Medi-Cal program; (b) $313.3 million for fully suspending the June 2008 and June 2009 State COLAs for the SSI/SSP program; (c) $171.9 million from fully suspending the July 2008 COLA for the CalWORKs program; and (d) $22.5 million from placing limitations on the rates managed care plans pay to non-contract hospitals for emergency care services in the Medi-Cal program.

8.

Transportation Funding—The 2008 Budget Act included $1.42 billion to fully fund Proposition 42 in 2008-09. Proposition 1A of 2006 was passed in November 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A of 2006, the 2008 Budget Act repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continued to be delayed, the Governor’s Budget proposed to use the $100 million in tribal gaming compact revenues that would be received in 2008-09 until the bonds were sold, to repay past loans made from the State Highway Account and the Traffic Congestion Relief Fund. Proposition 1B was also passed in November 2006, providing $19.9 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2008 Budget Act appropriated $4.7 billion in Proposition 1B funding. The 2008 Budget Act also appropriated $1.5 billion in General Fund relief from sales tax revenues, including revenues from the “spillover” (the amount that gasoline sales tax revenues at the 4.75 percent rate exceed the amount generated from sales tax on all other goods at the 0.25 percent rate). Of this amount, $593 million was to be redirected from local transit grants through the State Transit Assistance program to reimburse the General Fund for its Home-to- School Transportation and State special schools costs out of the Public Transportation Account. Additionally, the remaining $939 million was to be redirected from both local transit grants and State capital projects to reimburse the General Fund for debt service payments made on transportation bonds in past years.

9.

Budget Stabilization Account—Under normal circumstances, the State would set aside $1.509 billion for fiscal year 2008-09 in the BSA for rainy day purposes. Given the $24.3 billion budget deficit, the 2008 Budget Act suspended this transfer to the BSA for the 2008-09 fiscal year.

10.

Modernization and Securitization of the California Lottery—The 2008 Budget Act included legislation that, if approved by the voters, would authorize the California State Lottery to adopt changes that were expected to help to improve its financial performance, with the General Fund ultimately benefiting from this improved performance. In addition to capitalizing on this underperforming asset, the legislation was expected to protect education funding by increasing the Proposition 98 minimum guarantee to offset the loss of lottery revenue to K-14 education, thereby giving schools a more stable and growing source of funds to replace the historically unreliable lottery revenues. Also included was legislation that was expected to authorize the securitization of a portion of future lottery revenues. The securitization proceeds were slated to be deposited into a newly created Debt Retirement Fund and available for various purposes that were expected to help offset future General Fund expenditures. The first $5 billion of securitized revenue is expected to be available in 2009-10.

Fiscal Year 2008-09 Revised Estimates in the 2009 Budget Act

Since the enactment of the 2008 Budget Act, economic conditions in the State worsened considerably from projections. The 2009-10 Governor’s Budget projected that the State would end fiscal year 2008-09 with no reserve, compared to the original estimate of $1.7 billion at the time of the 2008 Budget Act. Subsequent projections prepared in connection with the 2009 Budget Act estimated a total reserve deficit at June 30, 2009 of $3.4 billion, down $5.1 billion from the 2008 Budget Act estimate. The major changes are discussed below.

The 2008-09’s resources balance at 2009 Budget Act reflects a net loss of $1.6 billion for fiscal year 2008-09 since the 2008 Budget Act. This is made up of the following components:

•	$452.6 million lower revenues in 2007-08;

•	$397.6 million increase in Proposition 98 expenditures in 2007-08;

•	$1.551 billion increase in prior year Proposition 98 settle-up payments;

•	$774.9 million decrease in prior year non-Proposition 98 expenditures; and

•	$33.4 million increase to beginning balance for 2006-07 and prior adjustments.

Given the dramatic decline in General Fund revenues and the emergence of a $41.6 billion combined current and budget year General Fund gap, the Governor called three special sessions of the Legislature on November 6, December 1, and December 19, 2008 to take actions on various budget items in order to reduce expenditures in 2008-09 and address the State’s cash shortage. The Legislature passed on February 19, 2009 and the Governor signed on February 20, 2009 the 2009 Budget Act that addresses the combined deficit of $41.6 billion in fiscal years 2008-09 and 2009-10.

As of the adoption of the 2009 Budget Act, General Fund revenues and transfers for fiscal year 2008-09 were projected at $89.4 billion, a decrease of $12.6 billion compared with 2008 Budget Act estimates. This decrease is primarily made up of the following components:

•	$8.9 billion decrease in personal income tax;

•	$2.9 billion decrease in corporation tax; and

•	$779 million decrease in sales tax.

Under the February 2009 Budget Package, General Fund expenditures for fiscal year 2008-09 were projected at $94.1 billion, a decrease of $9.3 billion compared with 2008 Budget Act estimates. This includes, among other things, a decrease of $5.8 billion in Proposition 98 expenditure and the use of $2.8 billion of federal stimulus funds to offset General Fund expenditures, and a net increase of $6.5 billion of expenditure reduction solutions.

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as of April 2009, as reported by the Office of the Attorney General.

Actions Challenging State Controller’s Deferment of Payments to Counties

In County of Sacramento, et al. v. Chiang, et al. and Ballina et. al v. Chiang, et al. (Sacramento County Superior Court, Case Nos. 34-2009-80000164-CU-WM-GDS and 34-2009-80000175-CU-WM-GDS, consolidated), plaintiffs, thirty counties and public program beneficiaries, are challenging the State Controller’s decision to defer certain payments to counties that were used to fund social service programs and benefits. Plaintiffs assert that the State Controller does not have authority to defer these monthly assistance payments, which totaled approximately $270 million in the month of February 2009. Following the recent budget legislation, the State Controller released all such county payments. The trial court has ruled that the State Controller’s action deferring payment to the counties was moot and has dismissed the complaint.

Action Challenging Use of Vehicle Fuel Tax Revenue

In Shaw, et al. v. Chiang et al. (Sacramento County Superior Court, Case No. 07CS01179), the plaintiffs are challenging certain provisions of the 2007 Budget Act and related legislation. Plaintiffs assert that approximately $1.2 billion in sales and use taxes collected on vehicle fuel were improperly appropriated to: (1) reimburse past debt service payments and to make current debt service payments on various transportation bonds; and (2) to fund various other transportation programs. The trial court concluded: (1) the $409 million reimbursement to the General Fund from the Public Transportation Account for past debt service payments was illegal; and (2) the remaining $779 million in challenged appropriations are lawful. Plaintiffs have appealed and the State has filed a cross appeal. (Court of Appeal, Third Appellate District, Case No. CO58479).

Action Challenging Required Contribution by Redevelopment Agencies

Petitioners in California Redevelopment Association, et al., v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2008-00028334-CU-WM-GDS) challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of $350 million to county education funds in fiscal year 2008-09. A ruling adverse to the State would have a potential fiscal impact of $350 million on the General Fund.

Actions Regarding Furlough of State Employees

In nine cases, petitioners challenge the Governor’s executive order, issued on December 19, 2008, directing the furlough without pay of State employees for two days per month, effective February 1, 2009 through June 30, 2010. In four of these cases, Professional Engineers in California Government, (“PECG”), et al., v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2008-80000126-CU-WM-GDS); California Attorneys, Administrative Law Judges and Hearing Officers in State Employment (“CASE”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000134-CU-WM-GDS); Service Employees International Union, Local 1000 (“SEIU”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000135-CU-WM-GDS); and California Correctional Peace Officers Assn (“CCPOA”). v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000137-CU-WM-GDS), the trial court upheld the Governor’s furlough order. Three of the petitioners, PECG, CASE, and SEIU, have appealed. (California Court of Appeal, Third Appellate District, Case Nos. C061011, C061009, and 061020, respectively). In one case, the trial court ruled that the furlough order did not apply to attorneys employed by the State Compensation Insurance Fund. California Attorneys, Administrative Law Judges and Hearing Officers in State Employment v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09- 509205). Four actions are pending in the trial court. California Association of Psychiatric Technicians (“CAPT”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000148-CUÄWM-GDS); CDF Firefighters v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-00032732-CU-WM-GDS); Walker, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000150-CU-WM-GDS); and California Correctional Peace Officers’ Association v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG 09441544). In a separate action, Schwarzenegger, et al. v. Chiang, et al. (Sacramento County Superior Court, Case No. 34-2009-80000158-CU-WM-GDS), the Governor is seeking an order to compel the State Controller to implement the reduction in wages as a result of the reduced work time (furlough) with respect to employees of other statewide elected executive branch officers, including the Lieutenant Governor, State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General. The trial court ruled in favor of the Governor, and the State Controller, Lieutenant Governor, Secretary of State, Attorney General, State Treasurer, Superintendent of Public Instruction and State Board of Equalization have appealed.

Tax Refund Cases

Two cases challenge the fee imposed by the State tax code upon limited liability companies registered in California, alleging that it discriminates against interstate commerce and violates the U.S. Constitution, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. These cases are: Ventas Finance I, LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-05-440001; Court of Appeal, First Appellate District, Case Nos. A116277 and A117751); and Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-462728). In Ventas, the trial court ruled that the fee was unconstitutional as applied to plaintiff, and the Board appealed. In Ventas, plaintiff, which engaged in business both within and outside of California during the years at issue, also attempted to challenge on appeal the constitutionality of legislation (“AB 198”) which limits the State’s liability if plaintiff is otherwise successful in the action. The appellate court upheld plaintiff’s challenge to the fee but limited its recovery to the difference between the fee as enacted and the amount of the fee if computed only on income apportioned to California. The appellate court did not address the issue of whether AB 198 was effective in limiting the remedy. Plaintiff’s petition for review was denied by the California Supreme Court, as was plaintiff’s petition for certiorari in the U.S. Supreme Court. Ventas is now final. Bakersfield Mall was filed as a purported class action on behalf of all LLCs operating solely in California and, as of April 2009, was pending in the trial court. Plaintiff in Bakersfield Mall has moved to amend its complaint to allege that not all of its income is derived solely from sources in California, which would make this case similar to the facts in the Ventas case and would call into question the class plaintiff purports to represent. If Bakersfield Mall proceeds as a class action, the claimed refunds could be significant. As of April 2009, the trial proceedings in Bakersfield Mall were stayed as a result of plaintiff’s filing for bankruptcy protection.

Plaintiff in River Garden Retirement Home v. California v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-467783), challenges the constitutionality of the penalty assessed under the State’s tax amnesty program. Under the amnesty program, for taxable years beginning before January 1, 2003, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the tax years for which amnesty was allowed. The program also imposed a new penalty equal to 50 percent of accrued interest as of March 31, 2005, on any unpaid tax liabilities ultimately determined to be due for tax years 2002 and earlier for which amnesty could have been requested. The trial court granted summary judgment for the State. Plaintiff appealed (Court of Appeal, First Appellate District, Case No. A123316). The potential fiscal impact of the case is dependent on further court rulings, but is estimated to be in excess of $300 million.

Nortel Networks Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC341568) and Lucent Technologies, Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC402036), tax refund cases, involve the interpretation of certain statutory sales and use tax exemptions for “custom-written” computer software and licenses to use computer software. In Nortel, the trial court ruled in favor of plaintiff and the State Board of Equalization appealed (Court of Appeal, Second Appellate District, Case No. B213415). The State has indicated that the ruling, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In two cases, Abbott Laboratories v. Franchise Tax Board (Los Angeles County Superior Court, Case No. BC369808) and River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-467783), plaintiffs are challenging the denial of a deduction for dividends under Revenue and Taxation Code Section 24402. After Section 24402 was held to be unconstitutional because it allowed a dividend deduction only to the extent the dividends were paid from income previously taxed by California, the Franchise Tax Board allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied the deduction for all dividends in years in which the 4-year statute was still open. In Abbott Laboratories, plaintiff asserts that the proper remedy is to allow a deduction for all dividends based upon a judicial reformation of the statute on constitutional grounds. The trial court dismissed the complaint, and the dismissal was upheld on appeal (Court of Appeal, Second Appellate District, Case No. B204210). In River Garden, the trial court sustained the demurrer of the Franchise Tax Board on this same issue and the plaintiff appealed; plaintiff also challenges the tax amnesty penalty, as described above. The State has indicated that an adverse ruling in these matters, applied in the context of other statutes, could have a significant revenue impact.

In Computer Service Tax Cases (Dell, Inc. v. State Board of Equalization), the Court of Appeal ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers (Judicial Council Coordination Proceeding No. 4442, San Francisco County Superior Court Case No. CGC-03-419192 and Court of Appeal, First Appellate District, Case No. A118657). The decision is expected to lead to a judgment requiring the

Board to refund the tax with interest. The amount of the refund has not been determined but, with interest, may exceed $250 million. The Board expects that the refund will be made in the 2009-10 fiscal year.

Action Challenging Tax

Petitioners in California Taxpayers Association v. Franchise Tax Board (Sacramento County Superior Court, Case No. 34-2009-800000168-CU-WM-GDS) challenge Revenue & Taxation Code Section 19138, which imposes a penalty for understatement of corporate tax, alleging it violates the State and federal constitutions, and was not properly enacted. An adverse ruling enjoining collection of the tax could have a significant impact on tax revenue.

Environmental Matters

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action entitled In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region DC CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company (ARCO) is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement between the State and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but the U.S. EPA’s decision on the interim and final remedies is pending. ARCO has sued the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board, seeking to recover past and future costs, based on the settlement agreement, the State’s ownership of the property, and the State’s allegedly negligent past clean up efforts. Atlantic Richfield Co. v. State of California (Los Angeles County Superior Court, Case No. BC380474). The State has indicated that it is possible these matters could result in a potential loss to the State in excess of $400 million.

In Pacific Lumber Company, et. al. v. State of California, at al. (Fresno County Superior Court, Case No. 06 CEGC 04221AMS), plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Control Board, North Coast Water Quality Control Board, and the State of California for an alleged breach of the Headwaters Agreement. The Headwaters Agreement was reached in 1996, and involved the sale of certain timberlands by plaintiffs to federal and State agencies. Plaintiffs allege that the State’s environmental regulation of plaintiffs’ remaining timberlands since the Headwaters Agreement constitutes a breach of the Agreement. State defendants deny plaintiffs’ allegations. Plaintiffs, who are also debtors in a bankruptcy proceeding, have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established. The State has indicated that, as of April 2009, it is unknown what the fiscal impact of this matter might be upon the General Fund.

In City of Colton v. American Professional Events, Inc. et al. (Los Angeles County Superior Court, Case No. BC376008), two defendants in an action involving liability for contaminated groundwater have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

Escheated Property Claims

In three cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522); Suever v. Connell (U.S. District Court, Northern District, Case No. C03-00156 RS); and Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH). The Trust Realty Partners lawsuit focuses on the State’s elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c), as amended effective August 11, 2003, “CCP 1540”). It is not styled as a class action suit, but in addition to seeking damages, the case seeks a common fund recovery and injunctive relief. After the trial court’s initial interim order that the State pay interest on certain claims made before the amendment to CCP 1540 was reversed on appeal (Court of Appeal, Third Appellate District, Case No. C052813), the matter is again pending in the trial court.

Both Suever and Taylor are styled as class actions but as of April 2009, no class has been certified. Like the plaintiffs in Trust Realty Partners, the Suever and Taylor plaintiffs argue that the State’s failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court granted the State’s motion to certify the issue for appeal and the Ninth Circuit has agreed to hear the appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property’s highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State’s motion for summary judgment on this claim in Suever, and plaintiffs appealed. If plaintiffs were to prevail on the claims asserted in these actions, costs to the State could be in excess of $500 million.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by the Department of Corrections and Rehabilitation of a body imaging machine to search visitors entering State prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs’ appeal has been dismissed (Court of Appeal, Second Appellate District, Case No. B190431) and the trial court denied plaintiffs’ motion for attorneys’ fees. Plaintiffs may seek further review of the trial court’s rulings. The State has indicated that if plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. Franchise Tax Board (State of Nevada, Clark County District Court, Case No. A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys’ fees. The total judgment with interest is approximately $490 million. The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal. The State has indicated that, if its motions are unsuccessful, it will vigorously pursue an appeal.

Action Seeking Program Modifications

In Capitol People First, et al. v. Department of Developmental Services, et. al. (Alameda County Superior Court, Case No. 2002-038715), a consortium of State and national law firms and public-interest groups are alleging violations of federal and State statutes on behalf of persons with developmental disabilities who are currently treated in large facilities. The case seeks modifications to existing State programs for the treatment of institutionalized disabled persons, including requiring the State to offer community-based services. Some rough estimates suggest the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward. As of April 22, 2009, the State indicated that a proposed settlement between the parties was expected to be reviewed, and possibly approved, by the court at a hearing on April 24, 2009. The State has indicated that the terms of the proposed settlement would not require the State to pay damages or attorneys fees, but the State has indicated that it would agree to provide some additional funding for services for three years, beginning with $3 million in FY 2009-10.

Actions Regarding Medi-Cal Reimbursements and Fees

In two cases, each entitled California Association of Health Facilities (“CAHF”) v. Department of Health Services (“DHS”), CAHF, which represents approximately 1400 skilled-nursing and intermediate-care facilities, challenges the Medi-Cal reimbursement rates paid by DHS to providers for, respectively, the 2001-02 and 2002-03 rate years. The trial court entered judgment for DHS; the appellate court reversed and remanded the case to the trial court for further proceedings (Court of Appeal, First Appellate District, Case Nos. A107551And A107552). The consolidated cases are pending in the trial court (San Francisco County Superior Court, Case Nos. CGC 02-415443 and CGC-03-425819). The State has indicated that a final decision adverse to DHS in these cases could result in reimbursement costs exceeding $250 million.

In Orinda Convalescent Hospital Inc., et al. v. Department of Health Services et al., (Sacramento County Superior Court, Case No. 06CS01592), plaintiffs challenge a quality assurance fee charged to skilled nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of the federal and State constitutions and State law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State’s receipt of federal funds. As of April 2009, the State has indicated that it is unknown what fiscal impact this matter would have upon the State’s General Fund.

Two pending cases challenge State legislation requiring reductions in Medi-Cal reimbursements to Medi-Cal providers. In Independent Living Center of Southern California, et al. v. Shewry, et al. (Los Angeles County Superior Court, Case No. BS114459), health care advocates, Medi-Cal providers and Medi-Cal recipients challenge various 10 percent rate reductions, the 10 percent “actuarial equivalent” managed care rate reductions, the hold on payments to providers for one month prior to January 2009, and delays in the annual cost of living adjustments in the State-funded State Supplementary Program for the Aged, Blind and Disabled (SSI/SSP). Plaintiffs seek injunctive relief to prevent implementation of these measures. The State removed this matter to federal court. (U.S. District Court of California, Central District, Case No. CV08-3315 CAS (MANx)). The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the 10 percent reduction. The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services. The State and plaintiffs appealed. The Ninth Circuit Court of Appeals heard oral argument in February 2009. The State has indicated that a final decision adverse to the State in this matter could result in costs to the General Fund of $252.1 million.

In California Medical Association, et al. v. Shewry, et al (Los Angeles County Superior Court, Case No. BC390126), professional associations representing Medi-Cal providers seek to enjoin implementation of the 10 percent Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates federal Medicaid requirements, State laws and regulations, and the California Constitution. The trial court denied plaintiffs’ motion for a preliminary injunction. Plaintiffs filed an appeal, which has been dismissed at their request. (Court of Appeal, Second District, Case No. B210440.) A final decision adverse to the State in this matter could result in costs to the General Fund of $508.2 million.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al. (Los Angeles County Superior Court, Case No. BC 406372), filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages and injunctive relief, based on alleged violations of the federal Medicaid requirements, State law and the federal and State Constitutions. The State has indicated that, as of April 2009, it is unknown what fiscal impact this case would have on the State’s General Fund.

Action to Increase Amount of State Aid for Dependent Children

In a statewide class action (Katie A., et al. v. Bonta, et al., (U.S. District Court, Central District, Case No. CV 02-05662 AHM (SHx)), plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care. The district court issued a preliminary injunction ordering the State defendants to provide additional services to class members. Further, the court ordered the State defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to a consensus on whether the court should appoint a special master. On appeal (U.S. Court of Appeals, Ninth Circuit, Case No. 06-55559), the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. Plaintiffs have filed another motion for preliminary injunction in the district court. The district court vacated the motion without prejudice and has appointed a special master to assist the parties in resolving differences. As of April 2009, the State has indicated that it is unknown what financial impact this unprecedented litigation would have on the State’s General Fund.

Local Government Mandate Claims and Actions

In litigation filed in November 2007, California School Boards Association, et al. v. State of California, et al. (San Diego County Superior Court, Case No. 37-2007-00082249-CU-WM-CTL), plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new State-required programs or services in violation of the California Constitution. Plaintiffs seek declaratory and injunctive relief, including an order compelling reimbursement. The trial court issued a ruling that the practice of partially funding school mandates with $1,000 per mandate was improper and directed the practice to be discontinued. The court refused to order relief directing the State to pay $900 million as sought by plaintiff. As of April 2009, the decision was not yet final and judgment had not yet been entered. As of April 2009, the State indicated that it is unknown what fiscal impact this matter would have upon the State’s General Fund.

In Department of Finance v. Commission on State Mandates, et al. (Sacramento County Superior Court Case No. 03CS01432), the DOF is seeking to overturn a determination of the Commission on State Mandates that a State law requiring the development of a behavioral intervention plan for certain children receiving special education services exceeds the federal requirements for individualized education plans and therefore is an unfunded State mandate. The parties have reached a settlement agreement, subject to legislative approval, under which the State would pay school districts $510 million in retroactive reimbursements over six years starting in fiscal year 2011-12, and which would permanently increase the special education funding formula by $65 million annually, beginning in fiscal year 2009-10.

In January 1987, the Commission on State Mandates determined that a test claim known as Graduation Requirements constitutes a reimbursable State-mandated program by requiring completion of a second science course for graduation from high school. An eligible claimant is any school district and county office of education as defined in Government Code Section 17519, except for community college districts, that incur increased costs as a result of the mandate. In November 2008, following court action on consolidated cases involving challenges to the State Controller’s reduction of claims (San Diego Unified School District, et al., v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 03CS01401) and Woodland Joint Unified School District v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 05CS01401)), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs. (CSM 418A, 04-PGA-30, 05-PGA-05, and 06-PGA-05.) Historically, education-related State mandate claims are funded from moneys provided to meet the Proposition 98 Guarantee. The Commission’s adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year. As of April 2009, the DOF was preparing to appeal the Commission’s decision.

Actions Relating to Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts (the “Amended Compacts”) between the State and five Indian Tribes (the “Five Tribes”). Those Amended Compacts are being challenged in three pending cases, as described below. The State has indicated that a decision unfavorable to the State in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Southern District, Case No. 04 CV 1151 W (WMc)), plaintiff (the “Rincon Band” or “Rincon”) sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State’s compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band’s market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon’s compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon’s compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, the claim regarding the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon’s other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The district court entered a separate judgment with respect to the dismissed claims, and Rincon appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 06-055259). On appeal, the Rincon Band did not challenge the validity of the Amended Compacts. The Ninth Circuit reversed the dismissal of the claim involving the authorized number of gaming device licenses and affirmed the dismissal of Rincon’s claim for damages. The U.S. Supreme Court denied the State’s petition for certiorari, seeking review of the Ninth Circuit’s decision to allow the challenge to the number of authorized gaming device licenses to proceed in the absence of other tribal parties.

Hollywood Park Land Company, LLC., et al. v. Golden State Transportation Financing Corporation, et al. (Sacramento County Superior Court, Case No. 06AS00166) is an action brought by various horse racetrack interests, challenging the validity of the proposed issuance of tribal gaming bonds. Plaintiffs claim that the bonds violate provisions of the California Constitution and seek injunctive relief. The Gabrielino-Tongva Tribe and a tribal councilman filed a notice of appearance and contest the validity of the bonds and the bond contracts. Additionally, they seek a declaration that provisions of the Amended Compacts are invalid and void and a declaration that California Code of Civil Procedure section 1811, which addresses remedies for alleged violation of tribal gaming compacts, violates the due process rights of the tribe and its members. The trial court granted judgment in favor of the defendants; plaintiffs appealed (Court of Appeal, Third Appellate District, Case No. C057166).

In San Pasqual Band of Mission Indians v. State of California, et al. (U.S. District Court, Southern District, Case No. 06 CV 0988 LAB AJB), plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all Tribes that signed compacts with the State (the 1999 Compact) than the number of such licenses determined by the State in 2002. The State has indicated that should relief be granted and more licenses become available, the Five Tribes’

obligations to continue to fund State transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated the license pool created by the 1999 Compact would remain fixed at the number determined by the State. An expanded license pool would thus present questions about the Five Tribes’ monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts. The district court dismissed the complaint, and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 07-55536). The Ninth Circuit reversed the district court order and remanded the matter to the district court.

In a separate action, Twenty-Nine Palms Band of Mission Indians v. Schwarzenegger, et al. (U.S. District Court, Central District, Case No. EDCV 08-1753 VAP), plaintiff tribe seeks a declaration the (l) monetary distributions made to tribe members and derived from its casino gambling operation profits, and (2) income earned by tribe members by means of employment at the tribe casino are exempt from state taxation based on the federal Constitution, federal statutes and the Tribal Compact between plaintiffs and the State. The State indicated that, as of April 2009, it is unknown what the fiscal impact of this matter might be upon the General Fund, should the plaintiff obtain a favorable ruling that may be applicable to other similarly situated taxpayers.

Prison Healthcare Reform

The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system, which is operated by CDCR and affects approximately 33 prisons throughout the State, exceeds $2 billion. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger (U.S. District Court, Northern District, Case No. C-01-1351 TEH) is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger (U.S. District Court, Eastern District, Case No. CIV-S-90-0520 LKK JFM P) is a class action regarding mental health care; and Perez v. Tilton (U.S. District Court, Northern District, Case No. C 05-05241 JSW) is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata, the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. As of April 2009, ongoing costs of remedial activities have been incorporated into the State’s budget process. However, the State has indicated that, as of that date, it is unknown what financial impact this litigation would have on the State’s General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. The Receiver has filed a motion in the Plata case, asking the court to hold the Governor and State Controller in contempt of court for failing to fund prison healthcare capital projects the Receiver wishes to construct and to order the State to pay $8 billion to fund such projects, approximately $3 billion of which would be required in the 2009-10 fiscal year. On October 27, 2008, the district court ordered the State to transfer $250 million to the Receiver. The court indicated it would proceed later with the additional amounts requested by the Receiver. The State appealed that order and the Ninth Circuit Court of Appeals stayed the district court ruling pending the outcome of the appeal. On March 25, 2009, the Ninth Circuit dismissed the State’s appeal for lack of jurisdiction, stating that the order to pay $250 million was an interim order in the contempt proceedings. On March 24, 2009, the district court denied the State’s motion to terminate the Receiver. As of April 2009, the State indicated that State officials were analyzing their options in response to these decisions.

Action Seeking to Enjoin Lease Revenue Bond Financing for Correctional Facilities

In Taxpayers for Improving Public Safety, et al. v. Arnold Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 07AS03613), plaintiffs challenge certain provisions of the Public Safety and Offender Rehabilitation Services Act of 2007 (AB 900) that authorize the issuance of over $7 billion of lease-revenue bonds to finance construction and renovation of State prison and county jail facilities. Plaintiffs seek declaratory and injunctive relief, alleging that the lease-revenue bonds and the associated leases authorized by AB 900 violate the debt limit in the California Constitution because the bonds and the leases were not approved by the voters. The trial court denied plaintiffs’ request for a preliminary injunction, and dismissed the case. The dismissal was upheld on appeal (Court of Appeal, Third Appellate District, Case No. C057542). The State has indicated that, as of April 2009, it is unknown what fiscal impact this matter would have on the State’s General Fund.

Actions Seeking Americans with Disabilities Act (ADA) Compliance for Pedestrian Facilities

The State highway system includes approximately 2,500 miles of conventional (non-freeway) highways that include sidewalks and other pedestrian facilities. The Department of Transportation’s current design standards include ADA-compliant standards for new construction, but a significant portion of previously-constructed intersections at existing locations either remain to have curb ramps installed, or have previously-installed ADA curb ramps that need modification to meet evolving ADA standards. In addition, appellate decisions have extended the applicability of ADA requirements to sidewalks. Californians for Disability Rights, Inc., et al. v. California Department of Transportation, et al. (U.S. District Court, Northern District, Case No. C 06-5125 SBA and Alameda County Superior Court, Case No. RG 08376549) are class actions on behalf of mobility-impaired and visually-impaired Californians alleging violations of the ADA and Section 504 of the Rehabilitation Act regarding these pedestrian facilities. The lawsuits attempt to accelerate and expand the Department’s ongoing ADA efforts on existing facilities. Funding for both new construction and remedial work associated with such efforts comes from the State Highway Account. Since 1995, the Department’s ADA compliance costs have exceeded $100 million. The State has indicated that, as of April 2009, the exact additional financial impact of this litigation on the State Highway Account is unknown, but it is possible that any additional costs required by the courts could be funded by shifting money from other transportation projects rather than an increase in total State transportation expenditures.

Construction-Related Actions Against the Department of Transportation

Willemsen, et al. v. State of California, et al. (San Bernardino County Superior Court, Case No. RCV 071843) is an inverse condemnation action, nuisance and negligence action arising out of construction, maintenance and operation of a State highway. Owners of 595 homes seek damages, alleging excessive dust and noise as well as structural damage to some of the homes.

A pending litigation matter, Otay River Constructors v. South Bay Expressway, et. al. (San Diego Superior Court Consolidated Action, Case No. GIC 869386), relates to an agreement between CalTrans and South Bay Expressway (SBX) for the design, construction, and operation of a private-public partnership project in San Diego County. SBX contracted with Otay River Constructors (ORC) for the design and construction of the project, consisting of: 1) the privately-funded toll road initially contemplated by the parties; and 2) the publicly and privately funded gap and connector project to connect the toll road to existing State highways. ORC sued SBX, alleging cost overruns on the gap/connector project were caused by SBX, and SBX cross-complained against CalTrans for breach of contract and indemnification, seeking $295 million in damages. As of April 2009, trial has been set for January 2010. In separate pending arbitration relating to the toll road, SBX is seeking approximately $278 million in damages based on the same theories as in the gap/connector litigation. As of April 2009, ORC has filed a motion to join this arbitration with the litigation.

* * * * *

RATING AGENCIES’ ACTIONS

As of July 17, 2009, Fitch, Standard & Poor’s and Moody’s rated the State’s general obligation bonds, respectively, BBB, A and Baa1. In January 2008, Fitch placed the State’s rating on a negative watch. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”). The sources of payment for Massachusetts municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Massachusetts and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such official statement being dated March 26, 2009, as supplemented as of May 13, 2009. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Massachusetts issuer.

ECONOMIC INFORMATION

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty-five years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average. These higher levels of income have been accompanied by a consistently lower poverty rate and, with the exception of the recession of the early 1990s and a seventeen month stretch in 2006 and 2007, considerably lower unemployment rates in Massachusetts than in the United States since 1980. While the State unemployment rate rose to 7.8 percent in February 2009, the State has seen a slower rise in unemployment than the nation as a whole.

Personal Income

Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4 percentage points. From 2001 to 2003, real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In 2005, 2006 and 2007, income in the Commonwealth grew faster than in the nation. For the last fifteen years only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

Annual pay in nominal dollars has grown steadily in Massachusetts over the past decade. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees. Data are reported by employers covered under the Unemployment Insurance programs. While levels of annual pay were nearly equal in Massachusetts and the United States in 1984, average annual pay levels in Massachusetts have grown more rapidly than the national average since that time. The level of annual pay in Massachusetts in 2007 was 24.3 percent higher than the national average: $55,244, compared to $44,458.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2008, the Consumer Price Index for All Urban Consumers (“CPI-U”) for Boston increased by 3.5 percent over the average for 2007, while the index for the United States as a whole increased by 3.8 percent. The latest available data for January 2009 show that the CPI-U for the Boston metropolitan area declined at a rate of 0.5 percent from January 2008, while the index remained flat over the same period for the U.S.

Consumer Confidence

The overall “Consumer Confidence” index is a weighted average of the “Present Situation” index, which measures consumers’ appraisal of business and employment conditions, and the “Future Expectations” index, which focuses on consumers’ expectations for the six months following the time of the survey regarding business and employment conditions, as well as expected family income. Although the U.S. measures are compiled by a different source than the Massachusetts measures, according to the Federal Reserve Bank of Boston the numbers are generally comparable. A score of 100 is considered neutral. According to The Conference Board, Inc., which publishes the U.S. results, consumer confidence nationally reached a six year high point of 111.9 in July 2007, but it had declined by 74.5 points to an all-time low of 37.4 by January 2009. The Mass Insight Corporation, which publishes Massachusetts’ results, reported that as of January 2009 the Massachusetts index had dropped 13 points to 38, the lowest level since Mass Insight began tracking it in 1991.

Poverty

Through 2007, the Massachusetts poverty rate remained below the national average. Since 1980, the percentage of the Massachusetts population below the poverty line has varied between 7.7 percent and 12.2 percent. During the same time, the national poverty rate varied between 11.3 percent and 15.1 percent. The estimated poverty rate in Massachusetts decreased from 12.0 percent in 2006 to 11.2 percent in 2007, while the poverty rate in the United States increased from 12.3 percent in 2006 to 12.5 percent in 2007.

Employment

Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors and the Financial Activities sector have grown to take the place of manufacturing in driving the Massachusetts economy and now account for more than half of total payroll employment, while Government, Information, Trade, Transportation & Utilities have remained level or declined in share.

After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts increased by 1.0 percent in 2004 and continued to increase every year through 2007. In 2007, employment grew another 1.0 percent, but the Commonwealth still had 21,000 (0.6%) fewer jobs than in the peak year of 2001. The comparable growth rate for the nation in 2007 was 1.1 percent. As of March 31, 2009, the latest seasonally adjusted estimate (3,213,800 for February 2009) was about 170,000 below the peak month in 2001 (3,384,000 in February 2001) and about 86,600 below the 2008 peak in March (3,300,400).

After years of moderate but steady declines or near-zero growth in the late nineties and early 2000s, manufacturing employment experienced steep annual declines in 2002 (10.2 percent) and 2003 (7.0 percent) before returning to more moderate declines in 2004 (4.0. percent). The most recent declines for manufacturing employment returned to the steady declines prior to 2002, with a 2.1 percent decline in 2007 and a 3.1 percent decline in 2008. The seasonally adjusted estimates for the first two months of 2009 average 4.3 percent below the comparable estimates for 2008.

The unemployment rate in Massachusetts was consistently below the national average from mid-1995 through November 2005, with similar patterns of gradual improvement after the mid-2003 peak. The Massachusetts rate exceeded the U.S. rate for seventeen months starting in December 2005, but only three of those differences exceeded 0.2%. Between April 2007 and February 2009, the unemployment rate in Massachusetts was at or below the comparable U.S. rate, seasonally adjusted. In April 2008, the Massachusetts rate was 4.1 percent, the lowest it had been since September 2001. By February 2009, the Massachusetts rate had increased to 7.8 percent, the highest it had been since January 1993.

Economic Base and Performance

Between 2001 and 2007, gross domestic product in Massachusetts, New England and the sum of all states GDP grew approximately 46.2, 47.2 and 54.7 percent respectively in current dollars. Between 2001 and 2007, gross domestic product in Massachusetts, New England and the sum of all states GDP grew approximately 10.4, 11.6 and 16.6 percent respectively in chained 2000 dollars. U.S. real GDP decreased at an annualized rate of 6.3 percent in the fourth quarter of 2008 (that is, from the third quarter to the fourth quarter), according to estimates released by the Bureau of Economic Analysis. In the third quarter, real GDP decreased 0.5 percent. The Donahue Institute’s MassBenchmarks Current Economic Index estimates that the Massachusetts economy also declined at a 4.7 percent annualized rate in the last quarter of 2008.

The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, finance and insurance, and manufacturing) contributed 45.6 percent of the Massachusetts Gross Domestic Product (“GDP”) in 2007. When measured in chained 2000 dollars, the cumulative change in Massachusetts total GDP was 10.4 percent between 2001 and 2007.

International Trade. Massachusetts ranked 13th in the United States, and first in New England, with $28.3 billion in international exports in 2008. This represents an 11.6 percent increase from the previous year’s exports from the

Commonwealth, while national exports increased by 11.8 percent in the same year. In January 2009, Massachusetts’s 2009 year-to-date exports totaled $2 billion, a decrease of 11.8 percent compared with exports for the same period of 2008. National exports were down 21.1 percent and New England exports were down 11 percent during the same period. It is not possible to provide balance of trade comparisons for Massachusetts because import data are not compiled on a state-by-state basis.

Transportation and Warehousing. Massachusetts’s major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. According to Massport, as of December 31, 2007, airline service at the airport, both scheduled and non-scheduled, was provided by 91 airlines, including nine U.S. major air carrier airlines, 28 non-major domestic carriers, 34 non-U.S. flag (“foreign flag”) carriers and 20 regional and commuter airlines. Based on total passenger volume in calendar year 2007 data, Logan Airport was the most active airport in New England and remained the 19th most active in the U.S., according to the Federal Aviation Authority (“FAA”). Massport reported that, as of February 2009, 2009 year-to-date total airport flight operations were down 10.4 percent and total airport passengers were down 11.8 percent from the same period in 2008.

Logan was served by 11 all-cargo and small package/express carriers in 2007. According to the FAA, Logan Airport ranked 26th in the nation in total air cargo volume in calendar year 2007. In 2007, the airport handled 1.06 billion pounds of cargo, a 3.7 percent decrease from 2006. Massport reported that as of February 2009, 2009 year-to-date combined cargo volume was down 20.2 percent and total airport mail was up 11.0 percent from the same period in 2008.

At Massport’s Port of Boston properties, 2008 total cargo throughput was 15.5 million metric tons, a 1.0 percent increase from 2007. Automobile processing increased by 166 percent to 26,779 units, and cruise passenger trips increased 15 percent to 269,911. Total containerized cargo decreased by 15 percent to 1.5 million metric tons. Massport reported that between December 2007 and November 2008, total containerized cargo was down 5.0 percent compared to the same period the previous year. The Army Corps of Engineers reported Massachusetts total waterborne cargo shipped or received in 2007 increased, for the first time since 2004, by 2.3 percent to 28.0 million short tons from 2006. Waterborne cargo in New England decreased by 0.5 percent and the U.S. decreased by 0.9 percent.

Construction and Housing. In 2007, construction activity contributed 2.6 percent to the total Massachusetts GDP when measured in 2000 chained dollars. The construction sector contributed 4.3 percent to State GDP in 2001. Overall loss between 2001 and 2007 was 1.6 percent in real dollars.

Home Sales. Sales of existing single-family homes for Massachusetts decreased by 4.4 percent in 2007 from 2006 levels and by 15.2 percent in 2008 from 2007 levels. Nationally, sales of existing single-family homes decreased by 12.8 percent in 2007 from 2006 levels and by 13.1 percent in 2008 from 2007 levels.

Travel and Tourism. In 2007, the arts, entertainment, recreation and accommodations industries contributed 3.1 percent to Massachusetts total GDP in real 2000 dollars. The Massachusetts Office of Travel and Tourism reported an annual increase of 1.7 percent in museum and attraction attendance, for a total of 12.2 million visitors, in 2008. January 2009 museum and attraction attendance was up 1.1 percent compared to January 2008.

State Taxes. Per capita state taxes in Massachusetts were significantly higher, 30.1 percent, than the national average. In fiscal year 2008, the total per capita state tax bill in the United States was $2,571. Citizens of the Commonwealth, however, paid $3,360 on average, the ninth highest (tenth in 2007) in the nation and an increase of 4.9 percent from the previous year’s $3,204. In New England, citizens in Connecticut and Vermont paid more per capita, and all New England states except New Hampshire (49th), ranked in the top two-fifths for per capita state tax collections.

In fiscal year 2008, over half (57.2 percent) of the state taxes in Massachusetts came from the state income tax. Per capita individual income taxes in Massachusetts were $1,923, up 8.8 percent from $1,767 in fiscal year 2008. Also increasing in fiscal year 2008 were corporate net income at 2.7 percent. Sales receipts decreased very slightly at 0.1 percent. Other taxes (licenses, death and gift, and documentary and stock transfer) decreased by 3.7 percent in Massachusetts on a per capita basis.

State Government Spending in Massachusetts. Massachusetts ranked 8th in the nation in per capita expenditures ($6,779) in 2007, while it ranked 11th and spent $6,198 in 2006. This represents a 9.4 percent increase in per capita expenditures from 2006 to 2007 with the largest per capita dollar increase in education. Massachusetts spent more state funds per capita on debt service, $518 in 2007, which was 6.4 percent more than the previous year. This spending is greater than that of the other New England states.

Federal Government Spending in Massachusetts. Federal government spending contributes significantly to the Massachusetts economy. In fiscal 2007, Massachusetts ranked twelfth among states in per capita distribution of federal funds, with total spending of $9,462 per person, excluding loans and insurance. Massachusetts ranked fifteenth in fiscal

2006. While federal spending in Massachusetts has increased every year since 1990, its share of total U.S. spending has declined steadily since 1990. Federal spending includes grants to state and local governments, direct payments to individuals, wage and salary employment, and procurement contracts, and includes only those expenditures that can be associated with individual states and territories.

Half of fiscal year 2007 federal spending in Massachusetts was composed of health care and social programs like Medicare, Medicaid, Social Security, unemployment benefits and Section 8 Housing Vouchers. Massachusetts was 37 percent above the national average in per capita federal grants to state and local governments, receiving $2,231 per capita compared to a national average of $1,624. Per capita federal spending on salaries and wages in 2007 was 25 percent lower in Massachusetts than in the rest of the nation at $620 compared to a national average of $825, but Massachusetts was 6 percent above the national average in per capita direct federal payments to individuals at $4,759 compared to a national average of $4,498. Massachusetts ranked 9th in 2007 (and 12th in 2006) among states in per capita procurement contract awards at $1,853 compared to a national average of $ 1,393 in 2007.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Governmental Accounting Standards Board (“GASB”). The General Fund and other funds that are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. Budgeted operating funds are created and repealed from time to time through the enactment of legislation, and existing funds may become inactive when no appropriations are made from them. Budgeted operating funds do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Two of the budgeted operating funds account for most of the Commonwealth’s appropriated spending: the General Fund and the Highway Fund, from which approximately 97.8% of the statutory basis budgeted operating fund outflows in fiscal 2008 were made. The remaining approximately 2.2% of statutory operating fund outflows occurred in other operating funds: the Stabilization Fund; the Workforce Training Fund; the Massachusetts Tourism Fund; the Inland Fisheries and Game Fund; the Division of Energy Resources Credit Trust Fund; and three administrative control funds, the Temporary Holding Fund, the Intragovernmental Service Fund and the Bay State Competitiveness Investment Fund. There were also four inactive funds which were authorized by law but had no activity: the Tax Reduction Fund, the Collective Bargaining Reserve Fund, the Dam Safety Trust Fund and the International Educational and Foreign Language Grant Fund. In fiscal 2008, the Commonwealth Stabilization Fund had both inflows and outflows.

At the end of a fiscal year, undesignated balances in the budgeted operating funds, unless excluded by law, are used to calculate consolidated net surplus. Under state finance law, balances in the Stabilization Fund and the Tax Reduction Fund, both of which may receive consolidated net surplus funds, and in the Inland Fisheries and Game Fund are excluded from the consolidated net surplus calculation.

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the Executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than early March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. State finance law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplementary appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Ways and Means Committee considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Ways and Means Committee, which in turn proposes a budget to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the General Appropriations Act (“GAA”).

In years in which the GAA is not approved by the Legislature and the Governor before the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Secretary of Administration and Finance is required to provide quarterly revenue estimates to the Governor and the Legislature, and the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to the administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Supreme Judicial Court has ruled that the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to state agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that sufficient cash is available to meet the Commonwealth’s obligations, that state expenditures are consistent with periodic allotments of annual appropriations and that monies are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively. The Comptroller conducts the expenditure control function. The Secretary of Administration and Finance is the Governor’s chief fiscal officer and provides overall coordination of fiscal activities.

Capital Investment Process and Controls

Capital expenditures are primarily financed with debt proceeds and federal grants. Authorization for capital investments requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds vote of each house of the Legislature. Upon such approval to issue debt, the Governor submits a bill to the Legislature, as required by the State constitution, to set the terms and conditions of the borrowing for the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations.

Based on outstanding authorizations, the Executive Office for Administration and Finance, at the direction of the Governor and in conjunction with the cabinet and other officials, establishes a capital investment plan. The plan is an administrative guideline and subject to amendment at any time. The plan assigns authority for secretariats and agencies to spend on capital projects and is reviewed each fiscal year. The primary policy objectives of the plan are to determine and prioritize the Commonwealth’s investment needs, to determine the affordable level of debt that may be issued and the other funding sources available to address these investment needs, and to allocate these limited capital investment resources among the highest priority projects.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. All agency capital spending is tracked against the capital investment plan on both a cash and encumbrance accounting basis on the State’s accounting system, and federal reimbursements are budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money.

The Cash Management Division of the State Treasurer’s office accounts on a daily basis for cash received into over 600 separate accounts of the Department of Revenue and other Commonwealth agencies and departments. The Division relies primarily upon electronic receipt and disbursement systems.

The State Treasurer, in conjunction with the Executive Office for Administration and Finance, is required to submit quarterly cash flow projections for the then current fiscal year to the House and Senate Committees on Ways and Means on or before each September 1, December 1, March 1 and June 1. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports. The State Treasurer’s office oversees the issuance of short-term debt to meet cash flow needs, including the issuance of commercial paper.

Under State finance law, the State Treasurer may invest Commonwealth funds in obligations of the United States Treasury, bonds or notes of various states and municipalities, corporate commercial paper meeting specified ratings criteria, bankers acceptances, certificates of deposit, repurchase agreements secured by United States Treasury obligations, money market funds meeting specified ratings criteria, securities eligible for purchase by a money market fund operated in accordance with Rule 2a-7 of the federal Securities and Exchange Commission or investment agreements meeting specified ratings criteria. Cash that is not needed for immediate funding needs is invested in the Massachusetts Municipal Depository Trust. The State Treasurer serves as trustee of the Trust and has sole authority pertaining to rules, regulations and operations of the Trust. The Trust has two investment options: a money market fund and a short-term bond fund. General operating cash is invested in the money market fund, which is administered in accordance with Rule 2a-7 of the Securities and Exchange Commission and additional policies and investment restrictions adopted by the State Treasurer. The three objectives for the money market fund are safety, liquidity and yield. The money market fund maintains a stable net asset value of one dollar and is marked to market daily. Moneys in the Stabilization Fund, which are not used by the Commonwealth for liquidity, are invested in both the money market fund and the short-term bond fund. The short-term bond fund invests in a diversified portfolio of high-quality investment-grade fixed-income assets that seeks to obtain the highest possible level of current income consistent with preservation of capital and liquidity. The portfolio is required to maintain an average credit rating of A-. The duration of the portfolio is managed to within +/- one half year duration of the benchmark. The benchmark for the short-term bond fund, as of March 26, 2009, was the Barclays Capital 1-to-5-year Government/Credit Index, which includes all medium and larger issues of United States government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities between one and five years and are publicly issued.

Fiscal Control, Accounting and Reporting Practices of Comptroller

The Comptroller is responsible for oversight of fiscal management functions, establishment of accounting policies and practices and publication of official financial reports. The Comptroller maintains the Massachusetts Management Accounting and Reporting System (“MMARS”), the centralized state accounting system that is used by all state agencies and departments but not independent state authorities. MMARS provides a ledger-based system of revenue and expenditure accounts enabling the Comptroller to control obligations and expenditures effectively and to ensure that appropriations are not exceeded during the course of the fiscal year. The Commonwealth’s statewide accounting system also has various modules for receivables, payables, fixed assets and other processes management.

Expenditure Controls. The Comptroller requires that the amount of all obligations under purchase orders, contracts and other commitments for the expenditures of monies be recorded as encumbrances. Once encumbered, these amounts are not available to support additional spending commitments. As a result of these encumbrances, spending agencies can use MMARS to determine at any given time the amount of their appropriations available for future commitments.

The Comptroller is responsible for compiling expenditure requests into the certificates for approval by the Governor’s Council. In preparing these certificates, which become the warrant, the Comptroller’s office has systems in place to ensure that the necessary monies for payment have been both appropriated by the Legislature and allotted by the Governor in each account and sub-account. By law, certain obligations may be placed upon the warrant even if the supporting appropriation or allotment is insufficient. These obligations include debt service, which is specifically exempted by the State constitution from the warrant requirement, and Medicaid payments, which are mandated by federal law.

Although State finance law generally does not create priorities among types of payments to be made by the Commonwealth in the event of a cash shortfall, the Comptroller has developed procedures, in consultation with the State Treasurer and the Executive Office for Administration and Finance, for prioritizing payments based upon State finance law and sound fiscal management practices. Under those procedures, debt service on the Commonwealth’s bonds and notes is given the highest priority among the Commonwealth’s various payment obligations.

Internal Controls. The Comptroller establishes internal control policies and procedures in accordance with State finance law. Agencies are required to adhere to such policies and procedures. All unaccounted-for variances, losses, shortages or thefts of funds or property must be reported to the State Auditor, who is authorized to investigate and recommend corrective action.

Statutory Basis of Accounting. In accordance with state law, the Commonwealth adopts its budget and maintains financial information on a statutory basis of accounting. Under the statutory basis, tax and departmental revenues are accounted for on a modified cash basis by reconciling revenue to actual cash receipts confirmed by the State Treasurer. Certain limited revenue accruals are also recognized, including receivables from federal reimbursements with respect to paid expenditures. Expenditures are measured on a modified cash basis including actual cash disbursements and encumbrances for goods or services received prior to the end of a fiscal year.

For certain programs, such as Medicaid, expenditures are recognized under the statutory basis of accounting only to the extent of disbursements supported by current-year appropriations. Some prior year services billed after the start of a fiscal year have been paid from the new fiscal year’s appropriation, in an amount determined by the specific timing of billings and the amount of prior year funds that remained after June 30 to pay the prior year’s accrued billings, though this practice may vary from year to year.

GAAP Basis of Accounting. The Comptroller also prepares Commonwealth financial statements on a GAAP basis. In addition to the primary government, certain independent authorities and agencies of the Commonwealth are included as component units within the Commonwealth’s reporting entity, primarily as non-budgeted enterprise funds.

GAAP employs an economic resources management focus and a current financial resources management focus as two bases for accounting and reporting. Under the economic resources management focus (also called the “entity-wide perspective”), revenues and expenses (different from expenditures) are presented similarly to private-sector entities. Revenues are recorded when earned and expenses are recorded when a liability is incurred, regardless of the timing of cash flows. Grants and similar items are recognized as revenues as soon as all eligibility requirements imposed by the provider have been met. Capital assets, including infrastructure assets net of depreciation, and the long-term portion of all liabilities are reported on the statement of net assets.

Under the current financial resources management focus of GAAP (also called the “fund perspective”), the primary emphasis is to demonstrate inter-period equity. Revenues are reported in the period in which they become both measurable and available. Revenues are considered available when they are expected to be collected within the current period or soon enough thereafter to be used to pay liabilities of the current period.

Significant revenues susceptible to accrual include income, sales and use, corporation and other taxes, federal grants and reimbursements and reimbursements for the use of materials and services. Tax accruals, which include the estimated amounts due to the Commonwealth on previous filings, over- and under-withholdings, estimated payments on income earned and tax refunds and abatements payable, are all recorded as adjustments to statutory basis tax revenues.

Major expenditure accruals are recorded for the cost of Medicaid claims that have been incurred but not paid, claims and judgments and workers’ compensation claims incurred but not reported and contract assistance to State authorities.

Audit Practices of State Auditor

The State Auditor is mandated under State law to conduct an audit at least once every two years of all activities of the Commonwealth. The audit encompasses 750 entities, including the court system and the independent authorities, and includes an overall evaluation of management operations. The State Auditor also has the authority to audit federally aided programs and vendors under contract with the Commonwealth, as well as to conduct special audit projects. The State Auditor conducts both financial compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States. In addition, and in conjunction with an independent public accounting firm, the State Auditor performs a significant portion of the audit work relating to the State single audit.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates all proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with State law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 2 1/2, the statewide tax limitation enacted by the voters in 1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

Also within the State Auditor’s office is the Bureau of Special Investigations, which is charged with the responsibility of investigating fraud within public assistance programs.

LONG-TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which term includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Statutory Limit on Direct Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law, which is codified in Section 60A of Chapter 29 of the General Laws, set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year’s limit. This limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of underwriters’ discount, costs of issuance and other financing costs. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to special legislation enacted over the years, certain outstanding Commonwealth debt obligations are not counted in computing the amount of bonds subject to the limit, including Commonwealth refunding/restructuring bonds issued in September and October 1991, federal grant anticipation notes, bonds issued to pay operating notes issued by the Massachusetts Bay Transit Authority (“MBTA”) or to reimburse the Commonwealth for advances to the MBTA, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund, bonds issued to finance the Massachusetts School Building Authority (“MSBA”) and bonds issued to finance the Commonwealth’s accelerated structurally-deficient bridge program. As of March 26, 2009, the statutory limit on “direct” bonds during fiscal 2009 was approximately $15.6 billion.

Limit on Debt Service Appropriations. In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. Debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. Section 60B is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

Commonwealth Debt. The Commonwealth is authorized to issue three types of direct debt—general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the

Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as (a) general obligation contract assistance liabilities, (b) budgetary contract assistance liabilities or (c) contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Water Pollution Abatement Trust, the Massachusetts Turnpike Authority and the Massachusetts Development Finance Agency that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Route 3 North Transportation Improvements Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth, or payment obligations of such entities on hedging transactions related to such debt, that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the MBTA; regional transit authorities; the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority; and the higher education building authorities. Under legislation approved by the Governor on August 11, 2008, the Commonwealth may provide credit support to the Turnpike Authority in connection with the issuance of certain refunding bonds, subject to annual appropriation and without a pledge of the Commonwealth’s credit. In addition, the Commonwealth has certain statutorily contemplated payment obligations with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority.

General Obligation Debt

The Commonwealth issues general obligation bonds and notes pursuant to Chapter 29 of the General Laws. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

As of January 2, 2009, the Commonwealth had approximately $16.1 billion in general obligation bonds outstanding, of which $12.5 billion, or approximately 78%, was fixed-rate debt and $3.6 billion, or 22%, is variable-rate debt.

Of the variable-rate debt outstanding, the interest rates on $3.3 billion, or approximately 20% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate exchange (or “swap”) agreements. The Commonwealth has entered into interest rate swaps with various counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable-rate payment on the related bonds or a payment based on a market index of tax-exempt variable-rate bonds, and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date shall constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The floating rate received by the Commonwealth is used to offset the variable rate paid to bondholders. In most cases, only the net difference in interest payments is actually exchanged with the counterparty. In all cases, the Commonwealth remains responsible for making interest payments to the variable-rate bondholders. The intended effect of the agreements is essentially to fix the Commonwealth’s interest rate obligations with respect to its variable-rate bonds at lower fixed rates than it would have otherwise achieved if the obligations had been issued initially as fixed rate bonds. As of January 2, 2009, all of the Commonwealth’s interest rate swaps were floating-to-fixed rate agreements. The remaining variable- rate debt of $301 million, or approximately 2% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a daily or weekly basis.

The Commonwealth’s outstanding general obligation variable-rate debt consists of several variable-rate structures. Most are variable-rate demand bonds (“VRDBs”). These are long-term bonds whose interest rates re-set daily or weekly. Because these bonds offer bondholders a “put” or tender feature, they are supported by stand-by liquidity facilities with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed. Unless and until remarketed, the Commonwealth would be required to pay the bank interest on such bonds at a rate tied to a taxable rate, such as the prime rate. In addition, the Commonwealth may be required to amortize the principal of any such bonds according to an accelerated schedule. Such liquidity facilities typically expire well before the final maturity date of the related bonds and are expected to be renewed. As of January 2, 2009, the Commonwealth had $2.2 billion in outstanding VRDBs. This accounts for approximately 14% of total general obligation debt and approximately 61% of total general obligation variable-rate debt. All of these bonds are uninsured.

The Commonwealth has also issued general obligation variable-rate debt in the form of auction-rate securities. Like VRDBs, these are long-term bonds whose interest rates are re-set at pre-determined, short-term intervals. Unlike VRDBs, these bonds do not provide bondholders with a put option and therefore do not require a supporting liquidity facility. However, the market generally has required that auction-rate securities be secured by bond insurance. The Commonwealth’s auction-rate securities have long-term nominal maturities of 20 years or more with interest rates re-set every seven days. A periodic “Dutch auction” process is designed to provide a mechanism of liquidity to bondholders, with bonds re-priced and traded in auctions managed by broker-dealers.

Beginning in February 2008, several auctions of the Commonwealth’s auction-rate bonds began to fail, meaning there were insufficient bids from investors to purchase the securities being offered for sale by existing holders. As of March 26, 2009, four of the Commonwealth’s series of auction-rate bonds had experienced auction failure since February 13, 2008. Auction failures have been systemic throughout the municipal bond market, driven by credit and liquidity concerns caused primarily by widespread downgrades and negative rating outlooks of a number of municipal bond insurers. Upon auction failure, the interest rate paid to bondholders is the failure rate as specified in the bond documents. For the four series of Commonwealth bonds whose auctions failed and remain outstanding, the failure rate was based on a multiple of a specified commercial paper index, with a maximum rate of 12%. Since February 2008, the Commonwealth’s interest costs based on the failure rate have remained within budgeted amounts and well below the 12% maximum rate. As of March 26, 2009, the Commonwealth had no plans to refund or redeem these bonds.

The remaining outstanding variable-rate debt pays interest to bondholders based on certain indices. For example, as of January 2, 2009, the Commonwealth had $197 million of bonds that pay interest based on the consumer price index (“CPI”), as well as $845.8 million of bonds that pay interest based on the London interbank offered rate (“LIBOR”). These bonds make up approximately 1% and 5% of total outstanding general obligation indebtedness, respectively. In terms of total outstanding variable-rate debt, these bonds account for approximately 5% and 23%, respectively. All of the CPI and LIBOR bonds are hedged with interest rate swaps pursuant to which the Commonwealth receives from the swap counterparty the precise variable-rate interest due on the bonds. As of March 26, 2009, the Commonwealth was evaluating a refinancing transaction whereby the holders of the LIBOR bonds would be given the opportunity to tender their bonds for redemption. The bonds tendered for redemption would be extinguished. The tender offer would be financed by the issuance of new variable-rate demand bonds, and the existing interest rate swap agreements would be assigned to the new bonds, assigned to other variable-rate bonds or terminated. The Commonwealth has indicated that whether any such transaction takes place will depend on market conditions and the terms on which owners of the LIBOR bonds may be willing to tender their bonds for redemption.

As of January 2, 2009, the Commonwealth had outstanding approximately $150.5 million ($79 million principal and $71.5 million discount) of variable rate “U.Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with the interest, as of March 26, 2009, at the rate of 0.5%.

Notes. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of the receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including special obligation bonds. In addition, as of March 26, 2009, the Commonwealth had liquidity support for a $1 billion commercial paper program which it utilizes regularly for cash flow purposes. In addition to borrowing via its $1 billion commercial paper program, the Commonwealth issued $750 million revenue anticipation notes (“RANs”) on

October 10, 2008 (to be repaid in equal installments on April 30, 2009 and May 29, 2009). As of March 26, 2009, all cash flow borrowings were slated to be retired by the 2009 fiscal year end (June 30, 2009).

Special Obligation Debt

Highway Fund. Section 2O of Chapter 29 of the General Laws authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues, which are currently accounted to the Highway Fund, are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. Chapter 33 of the Acts of 1991 authorizes the Commonwealth to issue such special obligation bonds in an aggregate amount not to exceed $1.125 billion. As of January 2, 2009, the Commonwealth had outstanding $483.4 million of such special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax. These amounts are exclusive of crossover refunding bonds, which have been issued to refund a portion of the outstanding special obligation bonds described above in fiscal 2012. Of the total amount outstanding, approximately $96.5 million was issued as variable rate debt with interest rates tied to the consumer price index (“CPI”). These bonds have been hedged via a floating-to-fixed interest rate swap agreement.

On August 4, 2008, the Governor approved legislation that authorizes the issuance of an additional $1.9 billion of special obligation bonds secured by a pledge of motor fuels excise tax receipts to fund a portion of the Commonwealth’s accelerated structurally deficient bridge program. The legislation provides for a pledge of up to 10¢ of the 21¢ motor fuels excise tax to secure the outstanding special obligation bonds described above and the bridge program bonds. As of March 26, 2009, no such bonds had been issued.

Convention Center Fund. Chapter 152 of the Acts of 1997, as amended, authorizes $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are payable from monies credited to the Convention Center Fund created by such legislation, which include certain hotel tax receipts from hotels in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston and sales tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. The legislation requires a capital reserve fund to be maintained at a level equal to maximum annual debt service and provides that if the fund falls below its required balance, the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, $638.7 million of which remained outstanding as of January 2, 2009. Of this amount, approximately $86.5 million was issued as variable rate debt with interest rates tied to the CPI. These bonds have been hedged via a floating-to-fixed interest rate swap agreement.

Federal Grant Anticipation Notes

The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project (“CA/T Project”) in anticipation of future federal reimbursements. The legislation authorizing such notes contains a statutory covenant that as long as any such grant anticipation notes remain outstanding, the Commonwealth will deposit all federal highway reimbursements into the Grant Anticipation Note Trust Fund, to be released to the Commonwealth once all the debt service and reserve funding obligations of the trust agreement securing the grant anticipation notes have been met. If the United States Congress reduces the aggregate amount appropriated nationwide for federal highway spending to less than $17.1 billion and debt service coverage with respect to the notes falls below 120%, then the legislation further pledges that 10¢ per gallon of existing motor fuel tax collections will be deposited into the trust fund, to be used for debt service on the notes, subject to legislative appropriation. Principal amortization of the notes began in fiscal 2006 and is slated to continue through fiscal 2015. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million unless the rating agencies rating the notes confirm that exceeding $216 million in annual debt service will not cause them to withdraw or reduce their credit ratings. Such notes and the interest thereon are secured solely by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from State appropriations.

On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of refunding approximately $418 million of outstanding federal grant anticipation notes in December 2008 and December 2010. Pursuant to the crossover refunding method employed, interest on the refunding notes is paid solely by an escrow account established with the proceeds of the notes, until the crossover dates on which the refunded bonds are callable. After the crossover dates, the applicable refunding notes are secured by the Grant Anticipation Note Fund. The first crossover date occurred on December 15, 2008, when approximately $263.9 million of refunded notes were redeemed. The second and final crossover date is slated to occur on December 15, 2010, when approximately $154.4 million of refunded notes are scheduled to be redeemed.

As of January 2, 2009, $1.2 billion of such notes, inclusive of the special obligation crossover refunding notes, remained outstanding. All of these notes are fixed-rate obligations.

On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future federal funds. Any such notes will not be secured by a contingent pledge of motor fuels excises. The Commonwealth has indicated that it intends to begin to amortize the principal of any such notes in fiscal 2016, after the federal grant anticipation notes for the CA/T Project described above have been paid in full. Similar to the notes issued for the CA/T Project, as of March 26, 2009, the Commonwealth expected to pay interest on the notes for the bridge program from State appropriations. As of that date, however, no such notes had been issued.

General Obligation Contract Assistance Liabilities

Massachusetts Turnpike Authority. The Commonwealth is obligated to pay contract assistance to the Massachusetts Turnpike Authority pursuant to legislation enacted in 1998 and a contract for financial assistance dated as of February 19, 1999 between the Turnpike Authority and the Commonwealth. The payments are in recognition of the financial burden imposed on the Turnpike Authority by virtue of its assumption of the responsibility for operation and maintenance of certain roadways in the Metropolitan Highway System that were formerly maintained by the Commonwealth. The Commonwealth’s obligation to make such payments is a general obligation for which the faith and credit of the Commonwealth are pledged for the benefit of the Turnpike Authority and its bondholders. The contract provides that no later than September 1 of each year the Turnpike Authority is to submit to the Secretary of Transportation a certificate setting forth the total amount of costs incurred by the Turnpike Authority during the prior fiscal year in connection with the operation and maintenance of the roadways covered by the contract. The contract further provides that as soon as practicable following receipt of such certificate, but no later than December 1 of such year, the Commonwealth is to pay the Turnpike Authority the amount set forth in such certificate, subject to Commonwealth review, provided that such annual payment may not be more than $25 million. Payments are required under the contract through fiscal year 2045.

Massachusetts Water Pollution Abatement Trust. The Massachusetts Water Pollution Abatement Trust was created to implement the Commonwealth’s state revolving fund program under Title VI of the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to make loans to local governmental units to finance eligible water pollution abatement and water treatment projects. Under state law, each loan made by the Trust is required to provide for debt service subsidies or other financial assistance sufficient to result in most new loans being the financial equivalent of a two percent interest loan. To subsidize its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the annual contract assistance maximum for the Clean Water Act program is $71 million, and the contract assistance maximum for the Safe Drinking Water Act program is $17 million. The contract assistance agreements constitute general obligations of the Commonwealth for which its faith and credit are pledged, and the Trust’s right to receive payments thereunder may be pledged by the Trust as security for repayment of the Trust’s debt obligations. As of January 2, 2009, the Trust had approximately $3.1 billion of bonds outstanding. The Trust issued additional fixed-rate bonds in the aggregate principal amount of $409.53 million on March 18, 2009. Approximately 16% of the aggregate debt service on such bonds is expected to be paid from Commonwealth contract assistance.

Massachusetts Development Finance Agency. On June 12, 2008, the Governor approved legislation amending a 2006 law authorizing an “infrastructure investment incentive” program, known as “I-Cubed.” The amendment, among other things, clarifies the manner in which the program is to be financed and the security for the related bonds. Under the program, up to $250 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development Finance Agency (“MassDevelopment”) that will be secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. Until a related new private development is completed and occupied, the developer’s property will be assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality will be required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new state tax revenues generated from the related private development. The municipality’s reimbursement obligation will be secured by a general obligation pledge of the municipality, a local aid intercept and a reserve fund which must be funded in an amount equal to or greater than two years of debt service on the bonds. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date plus all remaining principal payments due. As of March 26, 2009, no such bonds had been issued.

Legislation approved by the Governor on August 8, 2008 includes an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base to support the development of the former base. Similar to the I-Cubed program financing model, the bonds to finance the parkway would be issued by MassDevelopment and would be secured and payable from a general obligation pledge of contract assistance from the Commonwealth. In the event that the new state tax revenues generated from the new private development are less than the debt service cost on the bonds, the South Shore Tri-Town Development Corporation, a public entity with municipal taxing and other powers over the geographic area of the former base, would be required to reimburse the Commonwealth for any such shortfall. The legislation provides that such payment obligations of the Corporation be secured by a general obligation pledge of the Corporation.

Budgetary Contract Assistance Liabilities

Plymouth County Certificates of Participation. In May 1992, Plymouth County caused to be issued approximately $110.5 million of certificates of participation to finance the construction of a county correctional facility. In March 1999, Plymouth County caused to be issued approximately $140.1 million of certificates of participation to advance refund the 1992 certificates, construct an administration office building and auxiliary facilities near the county correctional facility and fund repairs and improvements to the facility. The certificates are insured by Ambac Assurance Corporation (Ambac) and bear interest at a fixed rate with a final maturity of April 1, 2022. The Commonwealth, acting through the Executive Office of Public Safety and Security and the Department of Correction, is obligated under a memorandum of agreement with Plymouth County to pay for the availability of 380 beds (out of 1,140) in the facility, regardless of whether 380 state prisoners are housed therein. The amounts payable by the Commonwealth will at least equal the debt service on the outstanding certificates of participation, but are subject to appropriation of such amounts by the Legislature in the annual budgetary line item for the Executive Office of Public Safety and Security. The obligation of the Commonwealth under the memorandum of agreement does not constitute a general obligation or a pledge of the credit of the Commonwealth. As of January 2, 2009, such certificates were outstanding in the aggregate principal amount of $99.57 million. The Commonwealth has indicated that it is considering refunding opportunities, including issuing refunding bonds as Commonwealth general obligation bonds, which is permitted pursuant to authorization granted in legislation approved by the Governor on August 11, 2008.

Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds. In August 2000, the Route 3 North Transportation Improvements Association issued approximately $394.3 million of lease revenue bonds to finance the reconstruction and widening of a portion of state Route 3 North. In May 2002, the Route 3 North Transportation Improvements Association issued approximately $312.7 million of additional lease revenue bonds, $305.6 million of which were issued as refunding bonds. In connection with the financing, the Commonwealth leased the portion of the highway to be improved to the Association, and the Association leased the property back to the Commonwealth pursuant to a sublease. Under the sublease, the Commonwealth is obligated to make payments equal to the debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. In May 2007 and November 2008, the Commonwealth sold general obligation bonds to refund most of the lease revenue bonds and replace them with fixed-rate general obligation bonds. In connection with the November 2008 refunding, the associated swap agreement was assumed by the Commonwealth (without Ambac insurance) and assigned to outstanding Commonwealth variable-rate bonds that were previously unhedged. The related debt service deposit agreements were terminated. As of January 2, 2009, the Route 3 North Transportation Improvements Association had $34.655 of such lease revenue bonds outstanding, all of which were fixed-rate. In 2005, the developer of the project submitted a request for equitable adjustment pursuant to the development agreement between the developer, the Executive Office of Transportation and Construction and the Massachusetts Highway Department. As of June 17, 2008, the parties reached a settlement in principle with the developer. On June 23, 2008, the developer filed for bankruptcy protection. On August 8, 2008, the Commonwealth, the developer and the sureties executed a settlement agreement resolving all claims on the project, which, due to the developer’s bankruptcy filing on June 23, 2008, was subject to the approval of the Bankruptcy Court. Such approval was received on December 18, 2008. The period to appeal approval of the settlement agreement expired on December 30, 2008.

Saltonstall Building Redevelopment Corporation Project. In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment/Saltonstall Building Redevelopment Corporation (“MSBRC”). The loan was used to finance the redevelopment of the Saltonstall State Office Building. Under the provisions of the legislation relating to the building’s redevelopment, the building was leased to MSBRC for a term of up to 50 years, with extension terms permitted for an aggregate of 30 more years. MSBRC is obligated to pay $2.45 million per year to the Commonwealth for the lease. Due to lower than anticipated cash flow and required priority funding of the project reserve, rent and interest payments to the Commonwealth accrued for several years until the project reserve fund was replenished to $5 million. As of March 16, 2009, MSBRC had paid the Commonwealth $2,887,370 in ground rent and $414,574 in accrued interest in fiscal year 2009. As of March 26, 2009, the additional projected ground rent payments for the period March through June 2009 were $863,843, and the additional projected accrued interest payments were $22,000. The accrued rent balance as of March 17, 2009 was approximately $4.7 million, and the accrued interest was approximately $3.4 million. MSBRC has renovated the building and subleased half of it back to the Commonwealth for office space and related parking (for a comparable lease term), in respect of which sublease the Commonwealth makes sublease payments to MSBRC. The remainder of the building has been redeveloped as private office space, as well as private housing units and retail establishments. The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s full year costs include $7.065 million per year of base rent and parking space rent for the first five years, after which the parking space rent may be adjusted for fair market value every five years. In addition, the Commonwealth’s estimated pro-rata share of office operating expense reimbursements have been escalating at 3% per year, and the Commonwealth’s replacement reserve contribution has been calculated at $.21 per rental square foot per year. On July 24, 2008, MSBRC redeemed approximately $21.1 million of the outstanding bonds. As of February 28, 2009, MSBRC had approximately $171.96 million of such lease revenue bonds outstanding.

Long-Term Operating Leases and Capital Leases. In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000 and for MBTA payment obligations related to leases, reimbursement obligations, interest exchange agreements and other financing obligations entered into prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of January 2, 2009, the MBTA had approximately $967.6 million of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $166 million to $156 million through fiscal 2013 and declining thereafter.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of the Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to the Authority and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). As of March 26, 2009, the Steamship Authority was self-supporting, requiring no net cost of service or contract assistance payments. As of January 2, 2009, the Steamship Authority had approximately $55.85 million of bonds outstanding and $5 million in notes outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

University of Massachusetts Building Authority and Massachusetts State College Building Authority. These higher education building authorities, created to assist institutions of public higher education in the Commonwealth, have outstanding bonds which are guaranteed as to their principal and interest by the Commonwealth. The guaranty is a general obligation of the Commonwealth for which its full faith and credit are pledged. In addition to such guaranty, certain revenues of these authorities, including dormitory rental income and student union fees, are pledged to their respective debt service requirements. As of January 2, 2009, the Massachusetts State College Building Authority had approximately $49.6 million of Commonwealth-guaranteed debt outstanding. Under its enabling act, the Massachusetts State College Building Authority is not permitted to issue any additional Commonwealth-guaranteed debt. As of March 26, 2009, the Commonwealth noted that the University of Massachusetts Building Authority may have outstanding up to $136.8 million in Commonwealth-guaranteed debt and had approximately $156.2 million of Commonwealth-guaranteed debt outstanding as of January 2, 2009.

Massachusetts Housing Finance Agency (“MassHousing”). MassHousing is authorized to issue bonds to finance multi-family housing projects within the Commonwealth and to provide mortgage loan financing with respect to certain single-family residences within the Commonwealth. Such bonds are solely the obligations of MassHousing, payable directly or indirectly from, and secured by a pledge of, revenues derived from MassHousing’s mortgage on or other interest in the financed housing. MassHousing’s enabling legislation also permits the creation of a capital reserve fund in connection with the issuance of such bonds. No single-family housing bonds secured by capital reserve funds are outstanding, and no such bonds have been issued by MassHousing since 1985. As of December 31, 2008, MassHousing had outstanding approximately $346.5 million of multi-family housing bonds secured by capital reserve funds. Any such capital reserve fund must be in an amount at least equal to the maximum annual debt service in any succeeding calendar year on all outstanding bonds secured by such fund. All such capital reserve funds are maintained at their required levels. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to the above-described requirement, the Legislature may, but is not legally bound to, make an appropriation in such amount. As of March 26, 2009, no such appropriation had been necessary.

Massachusetts Turnpike Authority. In 2001, the Turnpike Authority entered into certain contracts with UBS AG (“UBS”), giving UBS the right to enter into five separate interest rate swap agreements (the “UBS swaptions”) with the Turnpike Authority. The UBS swaptions have an aggregate notional amount of $800 million and pertain to an equal amount of outstanding Turnpike Authority bonds. All five of the UBS swaptions have been exercised by UBS, with two becoming effective on January 1, 2008 in the aggregate notional amount of $126,725,000 and a third becoming effective on July 1, 2008 in the notional amount of $207,665,000, and the final two becoming effective on January 1, 2009 in the notional amount of $465,610,000. These UBS swaptions and related interest rate swap agreements provide for the Turnpike Authority to make fixed-rate payments to UBS and to receive variable-rate payments from UBS. It was originally expected in 2001 that if any UBS swaptions were exercised, the Turnpike Authority would refund the related fixed-rate bonds with variable-rate bonds, and a commitment for bond insurance was purchased from Ambac Assurance Corporation (“Ambac”) in 2001 to insure the anticipated refunding bonds. As of March 26, 2009, as a result of the recent adverse market conditions in the municipal bond market and the recent downgrades of Ambac’s credit ratings, and the Turnpike Authority’s own underlying financial condition and credit ratings, the Turnpike Authority had been unable to refund the bonds related to the UBS swap agreements. As a result, it has continued to pay interest on its outstanding fixed-rate bonds and a synthetic fixed rate to UBS, while receiving only a variable rate on the related UBS swap agreements. The Authority faces a potential termination cost associated with the UBS swaps if Ambac’s credit rating were to fall below certain levels.

On October 2, 2008, Moody’s Investor’s Service, Inc. announced a downgrade of its ratings of the Turnpike Authority’s senior and subordinated Metropolitan Highway System Bonds to Baa2 from A3 and Baa3 from Baa1, respectively. As a result of this downgrade, the Turnpike Authority has been required to post collateral with respect to a basis swap it entered into in 1999 with JPMorgan Chase Bank in the notional amount of $100 million. Due to market volatility, the amount of posted collateral has been as high as approximately $19.1 million.

On August 11, 2008, the Governor approved legislation authorizing the Secretary of Administration and Finance, with the approval of the Governor, to provide certain types of credit support for payment obligations of the Turnpike Authority on certain bonds and interest rate swap agreements of the Turnpike Authority. To address the incremental interest costs being incurred by the Turnpike Authority as a result of its inability to issue the $800 million of variable-rate refunding bonds associated with the UBS swaps, the legislation authorized the Commonwealth to agree to pay debt service on such bonds in the event that the Turnpike Authority fails to do so. The legislation provides that any payment obligations of the Commonwealth pursuant to any such credit support be subject to appropriation by the Legislature and not secured by a pledge of the faith and credit of the Commonwealth. To address the increased risk of termination of swaps in the event of further downgrades of Ambac, the legislation also authorized the Commonwealth, between October 1, 2008 and January 15, 2009, to guarantee the Turnpike Authority’s payment obligations to the counterparties under the swap agreements described above if the Secretary and the Turnpike Authority determined such a guaranty to be necessary to avoid a termination of the swaps. The Secretary was authorized by the legislation to provide for any payment obligations of the Commonwealth pursuant to such a guaranty to be secured by a pledge of the faith and credit of the Commonwealth or to be subject to appropriation by the Legislature. Following the expiration on January 15, 2009 of the Secretary’s authority to guarantee the Turnpike Authority’s swap obligations, the Governor filed legislation on January 23, 2009 to renew the authorization. The House approved the bill on February 9, 2009, and the Senate approved an amended version on March 5, 2009. On March 19, 2009, the House approved a further amended version of the bill, and the Senate concurred in the House’s version. The final version of the bill requires the Secretary of Administration and Finance to consult with the State Treasurer before providing credit support to the Turnpike Authority. On April 24, 2009, the Governor approved legislation renewing the authority of the Secretary of Administration and Finance to guarantee the Turnpike Authority’s swap obligations. The authority was set to expire on June 30, 2009. As of May 12, 2009, the aggregate termination costs of the Turnpike Authority’s swaps were estimated (based on mid-market valuations) to be approximately $326 million for the UBS swap and $10.9 million for the JPMorgan Chase Bank basis swap.

On September 15, 2008, Lehman Brothers Holdings Inc. (“LBHI”) filed for bankruptcy. At that time, the Turnpike Authority had outstanding five swaptions and a basis swap with Lehman Brothers Special Financing Inc., a wholly owned subsidiary of LBHI. By virtue of the bankruptcy filing, these agreements became subject to termination at the option of the Turnpike Authority, and on December 22, 2008, the Turnpike Authority terminated all of the agreements at a net aggregate cost to the Turnpike Authority of approximately $3.2 million. The Turnpike Authority has received notice from the Lehman Brothers Special Financing Inc. disputing the Turnpike Authority’s calculation of the termination amounts relating to the swaptions but without stating an alternative amount.

Regional Transit Authorities. There are 15 regional transit authorities throughout the Commonwealth that provide public transportation in 231 municipalities with areas not served by the MBTA. These authorities are funded from operating revenues, federal subsidies, state subsidies and assessments paid by the participating municipalities. The subsidies and local assessments are paid one fiscal year in arrears to reimburse the authorities for the net cost of service not covered by operating revenues. In anticipation of receipt of these subsidies and local assessments in the following fiscal year, the authorities issue revenue anticipation notes to fund their net costs of service. In 2002, the Legislature repealed a law which provided for all debt of regional transit authorities to be guaranteed by the Commonwealth. The Commonwealth, however, has continued to fund a significant portion of the authorities’ net cost of service in arrears, and other subsidies and local assessments continue to be paid in arrears to cover the prior fiscal year’s net cost of service. As a result, authorities have had to continue to issue revenue anticipation notes, and the interest cost in connection with their annual revenue anticipation notes has been higher in recent years than it would have been if the Commonwealth guaranty had been in place. Legislation approved by the Governor on July 13, 2008 reinstated the Commonwealth guaranty for revenue anticipation notes issued by regional transit authorities. Similar to the law previously repealed, the legislation provides that the Commonwealth is required to pay any principal or interest on any such note if the authority does not have sufficient funds to make the payment and grants the holder of any such note the right to require such payment by the Commonwealth, which right is enforceable as a claim against the Commonwealth. As of January 2, 2009, revenue anticipation notes issued by regional transit authorities were outstanding in the aggregate principal amount of approximately $138.8 million.

Authorized But Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the last decade, the Commonwealth has typically had a large amount of authorized but unissued debt. However, the Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs which the Commonwealth determines it can afford to finance in such year than to the total amount of authorized but unissued debt.

Authorized but unissued debt is measured in accordance with the statutory basis of accounting, which is different from GAAP. Only the net proceeds of bonds issued (exclusive of underwriters’ discount, costs of issuance and other financing costs) are deducted from the amount of authorized but unissued debt. Therefore, the change in authorized but unissued debt at the end of any fiscal year is not intended to correlate to the change in the principal amount of debt outstanding as measured and reported in conformity with GAAP.

There is $38 million of authorized but unissued debt under Chapter 33 of the Acts of 1991 that can only be issued as special obligation bonds secured by receipts in the Commonwealth’s Highway Fund. In addition, several of the statutes authorizing general obligation bonds for transportation purposes also authorize such bonds to be issued as special obligation highway bonds, at the discretion of the Governor and the State Treasurer.

COMMONWEALTH EXPENDITURES

Local Aid

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“local aid”) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2008, approximately $5.040 billion (17.5%) of the Commonwealth’s budget was allocated to direct local aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds is earmarked for public education and is distributed through a formula specified in Chapter 70 of the General Laws designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. Beginning in fiscal 2007, the Legislature implemented a new model for the Chapter 70 program which was adjusted to resolve aspects of the formulas that were perceived to be creating inequities in the aid distribution. In fiscal 2009, the third year of this five-year model, the Commonwealth expected to provide a total of $3.949 billion of state aid through the Chapter 70 program.

The State Lottery Fund and the Additional Assistance program comprise the other major components of direct local aid, providing unrestricted funds for municipal use. In fiscal 2008, cities and towns received $935 million in aid from the State Lottery Fund, resulting in a deficit in the State Lottery Fund of $113 million. To eliminate a portion of the $113 million deficit, $81 million was transferred to the State Lottery Fund from the General Fund, leaving a deficit in the State Lottery Fund of $32 million. The fiscal 2009 budget provided for State Lottery Fund distributions of approximately $1.005 billion. Additional Assistance totaling $378.5 million was also provided to cities and towns in fiscal 2008. The Commonwealth was projected to spend $342.9 million on Additional Assistance in fiscal year 2009.

Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the State constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain voter override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. Between fiscal 1981 and fiscal 2008, the aggregate property tax levy grew from $3.347 billion to $10.992 billion, a compound annual growth rate of 4.46%.

Medicaid

The Commonwealth’s Medicaid program, called MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elders. The program, administered by the Office of Medicaid within the Executive Office of Health and Human Services, receives 50% in federal reimbursement on most expenditures. Beginning in fiscal 1999, payments for some children’s benefits became 65% federally reimbursable under the State Children’s Health Insurance Program (“SCHIP”).

Nearly 30% of the Commonwealth’s budget is devoted to Medicaid. It is the largest and has been one of the fastest growing items in the Commonwealth’s budget. Medicaid spending from fiscal 2005 to fiscal 2009 is estimated to have grown by 7.4% on a compound annual basis. During the same period, Medicaid enrollment is estimated to have increased 4.8% on a compound annual basis, driven largely by eligibility expansions and the individual mandate prescribed by the 2006 health care reform legislation.

Based on enactment of legislation filed by the Governor in January 2009 to close fiscal 2009 budget shortfalls, the fiscal 2009 budget includes $8.579 billion for Medicaid programs and administrative expenses (after the Governor’s 9C spending reductions totaling $238.5 million, partially offset by $177 million in spending adjustments to fund certain program deficiencies). This amount is a 3.9% increase in spending over fiscal year 2008 levels. These spending levels are supported in part by increases in the federal medical assistance percentage (“FMAP”) made available through the American Recovery and Reinvestment Act of 2009. The Executive Office for Administration and Finance originally estimated that the Commonwealth would receive $533 million in additional funding in fiscal 2009 through this FMAP increase.

Updated estimates based on the final version of the American Recovery and Reinvestment Act of 2009 suggested that the Commonwealth would in fact receive greater amounts of additional federal revenue through increases in the FMAP. In early March 2009, the Commonwealth expected to receive $806 million in fiscal 2009 and over $1.1 billion in fiscal 2010 in additional Medicaid matching funds. On March 25, 2009, the Governor proposed a framework for using the additional revenues beyond its original estimates of FMAP receipts ($273 million in additional FMAP funds in fiscal 2009 and $406 million in fiscal 2010) to help fund additional, high-priority Medicaid spending and address other potential health care-related needs. As a result of a mid-year review, fiscal 2009 spending for the Medicaid program was projected to be $8.626 billion. This figure reflected potential spending shortfalls as well as Medicaid spending priorities supported through updated estimates of FMAP receipts. Among other things, the Commonwealth expected that the additional funding would allow for the Medicaid program to address some remaining shortfalls in the program and protect key safety net services.

Federal 1115 MassHealth Demonstration Waiver

July 1, 2008—June 30, 2011 Waiver Period. On December 22, 2008, the Commonwealth announced that it had reached a final written agreement with the federal Centers for Medicare and Medicaid Services (“CMS”) to continue through June 30, 2011 its section 1115 demonstration waiver, under which the Commonwealth operates the majority of its Medicaid program (including the 2006 health reform expansions), as well as other key elements of the Commonwealth’s health care reform initiative.

The agreement authorizes federal reimbursement for approximately $21.2 billion in state health care spending from fiscal 2009 through fiscal 2011, $4.3 billion more in spending than was authorized for fiscal 2006 through fiscal 2008. It enables the Commonwealth to claim federal reimbursement for all programs at current eligibility and benefit levels (including Commonwealth Care’s subsidized coverage of adults up to 300% of the federal poverty level). Within the overall $21.2 billion spending authority, the agreement authorizes the Commonwealth to claim federal reimbursement over the three-year renewal period for approximately $5 billion of spending within the Safety Net Care Pool, a capped pool of funding used to support several key elements of the Commonwealth’s health reform effort, including Commonwealth Care and the Health Safety Net Trust Fund. This is a $1 billion increase in the Commonwealth’s authority to claim federal reimbursement for programs in the Safety Net Care Pool, compared to the fiscal 2006 through fiscal 2008 waiver period. The agreement also transforms the Safety Net Care Pool by shifting from a series of annual caps to a three-year aggregate cap.

Health Care Reform

In April 2006, the Commonwealth enacted health care reform legislation designed to expand health insurance coverage to virtually all of its residents. The legislation is based on a framework of shared responsibility for expanding health coverage. It requires individuals 18 years and older who can afford health insurance to maintain coverage. In turn, the law reformed State health insurance markets and created the Commonwealth Health Insurance Connector Authority (the “Connector Authority”) to offer individuals a greater choice of affordable private health insurance plans. It also provides low-income adults and children with new opportunities to enroll in affordable, government-subsidized coverage through expanded eligibility for Medicaid and the newly created Commonwealth Care program. Under the health care reform law, businesses with 11 or more full-time employees must either contribute to health insurance coverage for their employees or pay an assessment and must allow their employees to pay their share of the costs of health insurance coverage on a pre-tax basis (known as a Section 125, or “cafeteria plan” option).

MassHealth. The health care reform legislation expanded eligibility for MassHealth, restored certain MassHealth benefits and services that had been cut during prior fiscal crises and created new MassHealth programs. Eligibility for SCHIP was increased to 300% of the federal poverty level, as was eligibility for MassHealth’s Insurance Partnership program. The legislation also increased or eliminated enrollment caps for MassHealth Essential, which offers benefits to long-term unemployed adults; MassHealth HIV Family Assistance, which covers individuals whose income falls at or below 200% of the federal poverty level who are HIV-positive; and CommonHealth, which covers disabled individuals. Enrollment caps for all of these programs have since been eliminated. Moreover, it restored optional MassHealth benefits that had been discontinued in fiscal 2002, including adult dental benefits and coverage for glasses, chiropractic services and prosthetics. The legislation also created new smoking cessation and wellness programs within MassHealth.

Additionally, the health care reform legislation provided for rate increases for acute care hospitals, physicians and managed care organizations. To reflect the need to maintain support for safety net institutions after the sunsetting of previous mechanisms for making supplemental payments to these health systems, Section 122 of the health care reform legislation required the Commonwealth to make transitional supplemental payments to certain safety net providers through fiscal 2009. MassHealth spending attributable to health care reform is divided between MassHealth spending totals and certain amounts distributed through the Commonwealth Care Trust Fund.

Connector Authority, Commonwealth Care, Commonwealth Choice. The health care reform legislation created the Connector Authority to administer the new Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to employer-sponsored insurance. Commonwealth Care began enrolling individuals on October 1, 2006. As of March 1, 2009, over 165,000 residents with incomes up to 300% of the federal poverty level were enrolled in Commonwealth Care.

The fiscal 2009 budget included $869 million for Commonwealth Care, based on prior cost and enrollment projections anticipating that the program would grow to 225,000 members by the end of fiscal 2009. However, net enrollment has been lower than expected (as of March 2009, enrollment was at the same level as at the end of fiscal year 2008), as new sign-ups for Commonwealth Care have been fully offset by members leaving the program on their own and on account of eligibility verification processes. Thus, as of March 26, 2009, Commonwealth Care was projected to cost approximately $788 million in fiscal year 2009. Although costs for Commonwealth Care as of March 26, 2009 were lower than expected in fiscal year 2009, program financing remains a challenge, because of a significant decline in State tax revenues. The program was expected to be fully funded in fiscal year 2009 and fiscal year 2010, reflecting its importance as a core component of the Commonwealth’s safety net for economically vulnerable citizens. The Connector Authority continues to monitor cost and enrollment trends and was expected to revise estimates based on updated information. The cost estimates discussed above represent projections of gross funding needs for Commonwealth Care (net of enrollee contributions) and do not account for federal reimbursement under the Commonwealth’s Medicaid waiver.

Through the Commonwealth Choice program, the Connector Authority is also responsible for offering unsubsidized, affordable health insurance plans to individuals whose income exceeds 300% of the federal poverty level but who do not currently have access to health coverage. Commonwealth Choice also allows small businesses to offer their employees a choice of health insurance plans. As of March 1, 2009, more than 21,000 individuals had enrolled in health plans through the Commonwealth Choice program.

Health Safety Net/Health Safety Net Trust Fund. The Division of Health Care Finance and Policy administers the Health Safety Net (formerly the Uncompensated Care Pool), which reimburses acute care hospitals and community health centers in Massachusetts for eligible services provided to low-income uninsured and underinsured residents of the Commonwealth. As the Commonwealth implements health care reform and aims to insure nearly every resident, the Division is carefully monitoring utilization and costs paid from the Health Safety Net Trust Fund. As of March 26, 2009, the Division reports that Health Safety Net service volume for hospitals and community health centers decreased by 36% during the six-month period of April 2008 through September 2008, as compared to the same six-month period during the prior year. Total costs of Health Safety Net declined by 38% in fiscal 2008, compared to the prior year. (The Health Safety Net’s fiscal year runs from October 1 through September 30.)

Pending finalization of claims data review, Health Safety Net expenditures for un-reimbursed care provided to low-income uninsured and underinsured individuals at acute care hospitals and community health centers were $415.6 million in the Health Safety Net’s fiscal 2008. The General Fund contributed $49.6 million in funding for the Health Safety Net in fiscal 2008, while $344 million was expected to be generated from hospital and insurer assessments and surplus funds transferred from prior year balances. In addition, $60 million in reimbursement for care provided to low-income uninsured and underinsured individuals provided at acute hospitals was expected to be funded by supplemental payments made from other sources. This results in a projected $38 million surplus for Health Safety Net in its fiscal 2008, which has been accounted for on the Commonwealth’s fiscal 2009 balance sheet and has helped to limit the total amount of emergency spending cuts needed in other health care accounts.

The fiscal 2009 budget authorized $453 million in payments made during the Health Safety Net’s fiscal 2009 for care provided to low-income uninsured and underinsured individuals at acute care hospitals and community health centers. The General Fund contributed $63 million to the Trust Fund, and $320 million was expected to be generated from hospital and insurer assessments to pay for Health Safety Net costs. In addition, $70 million in reimbursement for care provided to low-income uninsured and underinsured individuals provided at acute hospitals was expected to be funded by supplemental payments made from other sources. Based on updated projections, Health Safety Net expenditures are likely to be $28 million to $47 million lower than the $453 million provided for in fiscal 2009, but the Executive Office for Administration and Finance has proposed retaining the full fiscal 2009 funding in the Trust Fund as a cushion to support actual Health Safety Net spending needs. The Commonwealth also expected to use $64 million in previously appropriated funds contained within the Health Safety Net Trust Fund for other one-time costs associated with the provision of un-reimbursed care to uninsured and underinsured individuals.

The Division of Health Care Finance and Policy continues to monitor Health Safety Net service volume and costs, to assess the appropriate level of funding for the Health Safety Net Trust Fund and to analyze constantly evolving trends relating to Trust Fund care demand. There are expected to be corresponding budget adjustments as more data emerges regarding demand on the Health Safety Net Trust Fund.

Office of Health Services

The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities and environments through coordinated care. The departments work in unison to determine that individuals and families can live and work in their communities self sufficiently and safely. The following are a few examples of programs and services provided by this office: substance abuse programs, immunization services, early intervention programs, environmental health services, youth violence programs, supportive housing and residential services for the mentally ill of all ages, and emergency and acute hospital services. The Division of Health Care Finance and Policy works to improve the delivery of and financing of health care by providing information, developing policies and promoting efficiency that benefit the people of the Commonwealth.

For fiscal 2008, the Office of Health Services spent $1.209 billion to provide health programs and services. As of March 26, 2009, the Office was projected to spend $1.224 billion in fiscal 2009. Department of Mental Health spending in was $651.0 million in fiscal 2008 and was projected to be $648.1 million in fiscal 2009. The Department of Public Health’s fiscal 2008 spending was $546.8 million and was projected to be $559.4 million in fiscal 2009. Division of Health Care Finance and Policy spending was $11.7 million in fiscal 2008 and, as of March 26, 2009, was projected to be $17.2 million in fiscal 2009.

Office of Children, Youth and Family Services

The Office of Children, Youth and Family Services works to provide services to children and their families through a variety of programs and services. The programs and services are offered through the Department of Social Services, the Department of Youth Services, the Department of Transitional Assistance and the Office of Refugees and Immigrants. The collaborative goal of this office is to work to ensure that individuals, children and families are provided with public assistance needed as well as access to programs that will allow for them to be safe and self-sufficient. The Office of Children, Youth and Family Services overall actual spending was $1.789 billion in fiscal 2008 and, as of March 26, 2009, was projected to be $1.883 billion in fiscal 2009.

Through the Department of Transitional Assistance, the Commonwealth administers four major programs of public assistance for eligible State residents: transitional aid to families with dependent children (“TAFDC”); emergency assistance; emergency aid to the elderly, disabled and children (“EAEDC”); and the state supplemental benefits for residents enrolled in the federal supplemental security income (“SSI”) program. In addition, the Department is responsible for administering the entirely federally funded Supplemental Nutrition Assistance Program (formerly, food stamps), which provides food assistance to low-income families and individuals. The Department oversees state homeless shelter programs and spending for families and individuals. Lastly, beginning in fiscal 2008, the Department established a new supplemental nutritional program, which provides small supplemental benefits to certain working families currently enrolled in the food stamps program.

Total TAFDC expenditures in fiscal 2008 were $287.6 million, or $3.4 million more than fiscal 2007. As of March 26, 2009, total TAFDC expenditures in fiscal 2009 were projected to be $299.0 million, or $11.4 million more than fiscal 2008. Fiscal 2008 expenditures for the EAEDC program were $71.6 million, an increase from fiscal 2007 spending of $67.3 million. As of March 26, 2009, fiscal 2009 expenditures for the EAEDC program were estimated to total $78.8 million, an increase from fiscal 2008 spending of $7.2 million. In fiscal 2008, the State’s supplemental SSI spending was $212.3 million, $6.9 million, or 3.4%, greater than expenditures in fiscal 2007. As of March 26, 2009, the State’s supplemental SSI spending in fiscal 2009 was projected to be 218.0 million, $5.7 million (or 2.7%) greater than expenditures in fiscal 2008.

Federal Welfare Spending. The federal welfare reform legislation that was enacted on August 22, 1996 eliminated the federal entitlement program of aid to families with dependent children and replaced it with block grant funding for transitional assistance to needy families (“TANF”). The TANF program replaced Title IV-A of the Social Security Act and allows states greater flexibility in designing programs that promote work and self-sufficiency. The block grant for the Commonwealth was established at $459.4 million annually for federal fiscal years 1997 through 2006. The Commonwealth must meet federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February 2006, federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the following five years, provided that the Commonwealth meets federal work requirements outlined below.

Welfare Reform. Under new federal TANF program rules, Massachusetts must meet the federal work participation rate (i.e., the current percentage of families receiving assistance that are participating in work or training-related activities allowed under the program) of 50% for all TANF families and 90% for two-parent families. Through fiscal 2006, Massachusetts was eligible under the federal program rules to lower the State’s total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet federal requirements for state maintenance of effort spending. As of March 26, 2009, the Commonwealth was awaiting a formal determination with respect to the fiscal 2007 caseload reduction credit methodology. Beginning in fiscal 2008, Massachusetts became subject to a new methodology in determining the total annual caseload reduction credit that can be applied to the State’s workforce participation target. Because the new methodology diminished the State’s ability to lower its workforce participation target, the State established a new supplemental nutrition program. Working families enrolled in this new program are counted towards the workforce participation rate and allow the State to meet the federal participation rate. This avoids potential losses in federal revenue due to penalties, while providing the working poor with a meaningful food assistance benefit.

Housing Reform. Reorganization legislation approved by the Governor in February 2009 consolidates all of the housing and homeless-related activities currently provided by the Department of Transitional Assistance (“DTA”) into the Department of Housing and Community Development (“DHCD”). In total, $133.7 million is expected to be transferred from DTA to DHCD in fiscal 2010. The legislation is intended to enable DHCD to achieve better coordination between programs designed to serve the homeless and programs to supply affordable housing.

Office of Disabilities and Community Services

The Office of Disabilities and Community Services assists in the welfare of many disadvantaged residents of Massachusetts through a variety of agencies. Programs and services are provided by the Massachusetts Rehabilitation Commission, the Massachusetts Commission for the Deaf and Hard of Hearing, the Massachusetts Commission for the Blind, the Department of Mental Retardation (which was to be renamed the Department of Developmental Services on July 1, 2009) and the Soldiers’ Homes in Chelsea and Holyoke. These agencies provide assistance to this population and create public awareness to the citizens of the Commonwealth. Other facets of the Office of Disabilities and Community Services include both oversight and inter-agency collaboration which attend to the needs of the community, disabled and multi-disabled population. This holistic approach is designed to ensure that those of all ages with disabilities are able to lead functionally equivalent lives despite limitations that they may face.

The current lawsuit of Rolland v. Patrick et al. (originally Rolland v. Cellucci) affects both the Department of Mental Retardation and the Office of Disabilities and Community Services. Pursuant to the terms of the settlement, the Department of Mental Retardation must provide specialized services to those individuals residing in nursing facilities, place individuals into the community and divert the placement of new individuals. For the past eight years, the Department of Mental Retardation has addressed the needs of the 1,675 individuals with mental retardation and developmental disabilities residing in skilled nursing facilities. Under the settlement agreement, the Commonwealth expected to devote an additional $17-20 million each year to pay for the placement of the affected individuals and the provision of active treatment.

In fiscal 2008, spending for these agencies and the services that they provided totaled $1.4 billion. A considerable portion of this, $1.2 billion, was expended by the Department of Mental Retardation. The Massachusetts Rehabilitation Commission followed in spending by utilizing approximately $54.1 million in fiscal 2008. The remaining amount was allocated among the Massachusetts Rehabilitation Commission, the Massachusetts Commission for the Blind, the Massachusetts Commission for the Deaf and Hard of Hearing and the Massachusetts and Holyoke Soldiers’ Home. The Office of Disabilities and Community Services was projected to spend approximately $1.393 billion in fiscal 2009. Of that amount, the Department of Mental Retardation was expected to spend $1.264 billion.

Department of Elder Affairs

The Department of Elder Affairs (“Elder Affairs”) provides a variety of services and programs to eligible seniors and their families. Elder Affairs administers supportive and congregate housing programs, regulates assisted living residences, provides home care and caregiver support services, and nutrition programs. Eligibility for services is based largely on age, income, and disability status. The Department of Elder Affairs also administers the Prescription Advantage Program. The Department of Elder Affairs spent $294.0 million on senior programs (e.g., housing, nutrition, protective services) in fiscal 2008 and as of March 26, 2009 was projected to spend $278.8 million in fiscal 2009.

Personal Care Attendant Services. The Executive Office of Health and Human Services, through Elder Affairs, offers personal care attendant (“PCA”) services to individuals with disabilities. This community-based service is in line with Elder Affairs’ commitment to providing safe, effective services in the most appropriate setting. Legislation enacted in 2006 established the Personal Care Attendant Quality Home Care Workforce Council (“PCA Council”) within, but not subject to the control of, the Executive Office of Health and Human Services. As a result of the legislation, PCAs are public employees for the purpose of collective bargaining with the PCA Council but do not receive state employee pension or health benefits. The PCA Council is charged with recruitment and training of PCAs, establishing a referral directory to match consumers with PCAs and assisting consumers in making contact with potential candidates. On November 7, 2007, PCAs voted to be represented by the Service Employees International Union (“SEIU”) 1199 in their negotiations with the PCA Council. The PCA Council has reached a tentative three-year agreement with the PCAs which includes wage increases, paid time off, benefits and a commitment to study the need and options for health insurance benefits for PCAs and to negotiate an agreement regarding health insurance benefits based on the study to commence in fiscal 2010.

Department of Veterans’ Services

The Department of Veterans’ Services provides a variety of services, programs and benefits to eligible veterans and their families. The Department of Veterans’ Services provides outreach services to help eligible veterans enroll in a variety of programs, administers supportive housing and homeless services, and provides over 65,000 veterans, veterans’ spouses and parents with annuity and benefit payments.

In fiscal 2008, the Department of Veterans’ Services spent $46.4 million on veterans’ programs (e.g., outreach, housing and benefits). As of March 26, 2009, projected fiscal 2009 spending was $52.0 million.

Group Insurance

The Group Insurance Commission (“GIC”) provides health insurance benefits to approximately 300,000 active and retired state employees and their dependents. Currently, employee contributions are based on date of hire; all employees hired on or before June 30, 2003 contribute 15% of total premium costs and employees hired after June 30, 2003 pay 20% of premium costs.

The fiscal 2009 budget is consistent with Government Accounting Standards Board (“GASB”) Statement No. 45 and the State’s intent to consolidate spending for current retirees with deposits towards the Commonwealth’s non-pension retiree liability. The original fiscal 2009 budget appropriated $833 million for the GIC to fund health coverage for active employees and their dependents, as well as administrative costs. The fiscal 2009 budget also authorized transfers of up to $372 million to the State Retiree Benefits Trust Fund for the purpose of making expenditures for current retirees and their dependents. Budgeted funding at the GIC in fiscal 2009, including health coverage for active and retired employees and other costs, totaled $1.26 billion, a 7.6% increase over fiscal 2008 budgeted amounts.

As of March 26, 2009, an analysis of GIC fiscal 2009 spending indicated total spending of $1.3 billion, $45.7 million higher than expected. The shortfall is the result of unrealized savings of $31.7 million and an estimated utilization increase of $14 million. The governor filed legislation in October 2008 to reform the employee contribution structure from date-of-hire to one based on salary. The value of savings was estimated to be $28.5 million; however, as of March 26, 2009, legislative action on this proposal was still pending. The additional $3.2 million in planned savings was based on an assumption that reduction in the State workforce would lead to decreased utilization. A greater than expected number of high cost cases not only offset this $3.2 million in planned savings but also resulted in an approximately $14 million deficiency.

Pension

Almost all non-federal public employees in Massachusetts participate in defined-benefit pension plans administered pursuant to state law by 106 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the State (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the state employees’ and Massachusetts teachers’ retirement systems is managed by the Pension Reserves Investment Management (“PRIM”) Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. Many such retirement boards invest their assets with the PRIM Board, and legislation approved in 2007 allows the PRIM Board to take over the assets of local retirement systems that are less than 65% funded and have failed to come within 2% of the PRIM Board’s performance over a ten-year period. With a very small number of exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.

Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees’ and teachers’ retirement systems. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved for its retirees. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States consumer price index is less than 3%.

Employee Contributions. The state employees’ and Massachusetts teachers’ retirement systems are partially funded by employee contributions of regular compensation—5% for those hired before January 1, 1975, 7% for those hired from January 1, 1975 through December 31, 1983, 8% for those hired from January 1, 1984 through June 30, 1996 and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for all those members hired on or after January 1, 1979. Employee contributions are 12% of compensation for members of the state police hired after July 1, 1996. Legislation enacted in fiscal 2000 establishing an alternative superannuation retirement benefit program for members of the Massachusetts teachers’ retirement system and teachers of the State-Boston retirement system mandates that active members who opt for the alternative program and all teachers hired on or after July 1, 2001 contribute 11% of regular compensation. Members who elect to participate are required to make a minimum of five years of retirement contributions at the 11% rate. Approximately 45,000 active teachers joined the enhanced benefit program and will retire under the terms of the program over the next 30 years.

Early Retirement Incentive Program. As a means of reducing payroll costs in fiscal 2002 and 2003, the Commonwealth adopted two early retirement incentive programs, each of which offered an enhanced pension benefit to retirement-eligible employees. The Public Employee Retirement Administration Commission (“PERAC”) has reported that the 2002 program resulted in an increased actuarial liability of $312.2 million and that the 2003 program resulted in an increased actuarial liability of $224.8 million.

Unfunded Actuarial Accrued Liability. The retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1988, the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Prior to the establishment of the pension funding program described below, the Commonwealth appropriated approximately $680 million to the pension reserves during the mid-1980’s, in addition to the pay-as-you-go pension costs during those years. Comprehensive pension funding legislation was approved in January 1988 to require the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth’s accumulated unfunded liability. Under current law such unfunded liability is required to be amortized to zero by June 30, 2025.

The Secretary of Administration and Finance is required by law to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2025, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule is required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. Funding schedules are to be filed with the Legislature triennially by January 15 and are subject to legislative approval. If a schedule is not approved by the Legislature, payments are to be made in accordance with the most recently approved schedule at a level at least equal to the prior year’s payments. The most recent funding schedule was adopted in March 2009.

Valuation of Pension Obligation. On September 10, 2008, PERAC released its actuarial valuation of the total pension obligation as of January 1, 2008. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $12.105 billion, including approximately $2.420 billion for the State Employees’ Retirement System, $8.072 billion for the Massachusetts Teachers’ Retirement System, $1.237 billion for Boston Teachers and $376 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2008 to be approximately $56.637 billion (comprised of $22.821 billion for state employees, $30.955 billion for state teachers, $2.485 billion for Boston Teachers and $376 million for cost-of-living increases reimbursable to local systems). Total assets were valued at approximately $44.532 billion based on a five-year average valuation method, which equaled 90.4% of the January 1, 2008 total asset market value. The valuation method was the same as the method used in the 2007 valuation. The most recently adopted funding schedule as of March 26, 2009 is based on the January 1, 2008 actuarial results and reflects the recently extended funding schedule deadline of 2025.

On March 6, 2009 PERAC released its actuarial report of the State Retirement System as of January 1, 2009. The unfunded actuarial accrued liability as of that date was $6.73 billion and reflects the significant investment loss in 2008 (market value return of -29.4%). The valuation estimated the total actuarial accrued liability as of January 1, 2009 to be approximately $23.72 billion. Total assets were valued at approximately $16.99 billion based on a five-year average valuation method, which equaled 110% of the January 1, 2009 total asset market value. Under the asset valuation methodology, the value of assets must be between 90% and 110% of the market value. PERAC plans to release its actuarial report for the total pension obligation as of January 1, 2009 in September 2009.

Other Post-Retirement Benefit Obligations (“OPEB”)

Accounting standards promulgated in 2004 by the GASB required the Commonwealth to begin disclosing its liability for other post-employment benefits (commonly referred to as “OPEB”) in its fiscal 2008 financial reports. An initial valuation report by an independent actuarial firm of the Commonwealth’s liability for these health care and life insurance benefits was released in June 2006. The January 1, 2008 valuation report was released on December 4, 2008.

According to the December 2008 report, assuming no pre-funding, the actuarial accrued liability of the Commonwealth for OPEB obligations earned through January 1, 2008 was $15.637 billion. If partial pre-funding was assumed, the actuarial accrued liability was reduced to $11.549 billion. This difference is solely attributable to the standards requirement that a lower discount rate must be used without pre-funding. Under partial pre-funding, the annual required contribution was calculated in December 2008 to commence at $981.4 million for fiscal 2009 and projected to increase to 1.65 billion for fiscal 2018.

Should the Commonwealth not fully fund the amortization of the actuarial liability, a liability for the difference between the amount funded and the actuarially required contribution would be reflected on the Commonwealth’s statement of net assets, as presented on a GAAP basis. The liability would increase or decrease each year depending on the amount funded, investment return and changes in amortization and assumptions. This change in liability would be reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors.

In making these calculations, the independent actuarial firm utilized employment and other data provided by the Commonwealth and assumed annual claims growth initially at 10.5% in 2006 (used for initial valuation) declining to 9.5% in the 2008 valuation and ultimately to 5% after ten years and continuation of current benefit levels and current retiree contribution requirements.

The independent actuarial report covered only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the Group Insurance Commission, will perform their own valuations, as the Commonwealth acts only as an agent for these entities with respect to OPEB and does not assume the risk or financial burden of their health care costs.

The difference between the value of pre-funded and non-pre-funded OPEB liabilities is due to the discount rate used in the calculation. In the absence of pre-funding, the discount rate must approximate the Commonwealth’s rate of return on non-pension (liquid) investments over the long term, estimated at 4.5% for the purpose of this study. In the event of pre-funding, the discount rate would increase to a standard return on long-term investments, estimated at 6.40% for the purpose of this study. In order to qualify its OPEB liabilities as pre-funded, the Commonwealth must deposit annual contributions in a qualifying trust in accordance with the requirements of GASB Statement No. 45 (and similar to the program for funding the Commonwealth’s unfunded actuarial liability for pensions).

GASB Statement No. 45 requires that OPEB obligations be recalculated at two-year intervals. Such calculations may be affected by many factors, including changing experience and assumptions regarding future health care claims, by whether or not the Commonwealth enacts legislation that qualifies its OPEB obligations to be calculated on a pre-funded basis, by changes in the Commonwealth’s employee profile and possibly by changes in OPEB coverage levels and retiree contribution requirements. Accordingly, it should be anticipated that the actuarial accrued liability of the Commonwealth for OPEB liabilities may fluctuate.

The executive and legislative branches have been working to develop a short- and long-term strategy for addressing the Commonwealth’s OPEB liability. The State Retiree Benefits Trust Fund was created, and in fiscal 2008 spending for current retirees’ healthcare occurred from the Trust Fund, helping to consolidate the State’s retiree funding efforts and better project future liabilities. In fiscal 2008, the Trust Fund benefited from a one-time transfer of approximately $400 million from the Health Care Security Trust. The fiscal 2008 budget also established a special commission, consisting of representatives of the executive and legislative branches, to study the Commonwealth’s liability for paying retiree health care and other non-pension benefits.

The special commission released its report in July 2008. In its report, the special commission recommends that the Commonwealth develop a strategy to pre-fund the Commonwealth’s OPEB liability. The commission identifies three funding sources—tobacco settlement funds, unanticipated budgetary surpluses and annual legislative appropriations—and recommends funneling funds from all three sources to the State Retiree Benefits Trust Fund in order to address the unfunded OPEB liability. With regard to tobacco settlement funds, the commission advises a phased-in approach, whereby a specified percentage of the settlement funds (increasing from 25% of such funds in year one to 90% of such funds in year four and thereafter) would be transferred to the State Retiree Benefits Trust Fund. In addition to using the tobacco settlement funds, the commission further recommends that the Commonwealth allocate 50% of any unanticipated surplus funds in a budget surplus year to the Trust Fund. Finally, the commission recommends that annual appropriations to the Trust Fund be included in each annual budget so as to eliminate the unfunded liability by 2038.

The fiscal 2009 budget did not include any of the special commission’s recommendations for addressing the Commonwealth’s OPEB liability.

The Governor’s fiscal 2010 budget recommendations would require adoption of a funding schedule for the Commonwealth’s unfunded OPEB liability. Under the Governor’s proposal, funding would be phased in, starting as early as fiscal 2011, using tobacco settlement proceeds and a portion of budget surpluses. The Governor, in the legislation he filed on January 28, 2009, also included a number technical sections that related to the administration and management of the State Retiree Benefits Trust fund. Both the provisions included in the Governor’s fiscal 2010 budget recommendation and the accompanying legislation filed on January 28, 2009 are consistent with recommendations put forth by the commission.

Executive Office of Education

Recently enacted reorganization legislation created an Executive Office of Education encompassing the Department of Early Education and Care, the Department of Elementary and Secondary Education (previously the Department of Education) and the Department of Higher Education (previously the Board of Higher Education). In September 2007, the Governor created a “Readiness Project” and called on a diverse group of education, business and civic leaders to look to the future of public education in the Commonwealth and offer a set of recommendations to transform the state system of public education into a comprehensive, integrated, student-centered education system that begins before kindergarten and continues through grade 12 and beyond. In June 2008, the Project issued a report containing a series of recommendations for improving public education in Massachusetts, and on June 23, 2008, the Governor appointed a Readiness Finance Commission comprised of education, business and policy leaders to identify short-term cost savings and potential new revenue sources, while outlining several options to correct perceived shortcomings of the current state funding formula for public education.

Department of Elementary and Secondary Education

The Department of Elementary and Secondary Education serves the student population from kindergarten through twelfth grade by providing support for students, educators, schools and districts and by providing state leadership. Fiscal 2008 spending was $485.5 million. As of March 26, 2009, fiscal 2009 spending was projected to be $586.4 million. These totals do not include the $3.726 billion appropriated for Chapter 70 aid in fiscal 2008 or the $3.949 billion appropriated in fiscal 2009. The Department of Elementary and Secondary Education is governed by the Executive Office of Education and by the Board of Education, which will now include 13 members. There are 328 school districts in the Commonwealth, serving over 950,000 students.

Department of Higher Education

Fiscal 2008 spending was $1.084 billion. As of March 26, 2009, fiscal 2009 spending was projected to be $1.027 billion. The Commonwealth’s system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The higher education system is coordinated by the Department of Higher Education which has a governing board, the Board of Higher Education, and each institution of higher education is governed by a separate board of trustees. The Board of Higher Education nominates, and the Secretary of Education appoints, a Commissioner of Higher Education, who is responsible for carrying out the policies established by the board at the Department of Higher Education.

The operating revenues of each institution consist primarily of state appropriations and of student fees that are set by the board of trustees of each institution. Tuition levels are set by the Board of Higher Education. State-supported tuition revenue is required to be remitted to the State Treasurer by each institution; however, the Massachusetts College of Art and Design and the Massachusetts Maritime Academy have the authority to retain tuition indefinitely. The board of trustees of each institution submits annually audited financial statements to the Comptroller and the Board of Higher Education. The Department of Higher Education prepares annual operating budget requests on behalf of all institutions, which are submitted to the Executive Office of Education and subsequently to the Executive Office for Administration and Finance and to the House and Senate Committees on Ways and Means. The Legislature appropriates funds for the higher education system in the Commonwealth’s annual operating budget in various line items for each institution.

Department of Early Education and Care

The Department of Early Education and Care provides support to children and families seeking a foundational education. Additionally, the Department strives to educate current and prospective early education and care providers in a variety of instructive aspects. Included within the Department’s programs and services are supportive child care, TANF-related child care, low-income child care, Head Start grants, universal pre-kindergarten, quality enhancement programs, professional development programs, mental health programs, healthy families programs and family support and engagement programs. Two of these programs, the supportive and TANF-related child care, help children receiving or referred services by the Department of Social Services or the Department of Transitional Assistance.

In fiscal 2008, the Department spent approximately $549.9 million. The largest accounts responsible for spending included TANF-related child care ($181.6 million), low-income children ($208.9 million) and supportive child care ($66.8 million). As of March 26, 2009, the Department was projected to spend $569.2 million in fiscal 2009.

Public Safety

The Commonwealth is estimated to have spent a total of $1.527 billion in fiscal 2008 for the Executive Office of Public Safety and Security and sheriffs. As of March 26, 2009, the Office was projected to spend $1.546 billion in fiscal 2009. Twelve state agencies fall under the umbrella of the Executive Office of Public Safety and Security. The largest is the Department of Correction, which operates 18 correctional facilities and centers across the Commonwealth, expended $540 million in fiscal 2008 and was expected to spend $543.8 million in fiscal 2009. The State Police spent $286.5 million in fiscal 2008 and were projected to spend $290 million in fiscal 2009. Other public safety agencies include the Parole Board, the Department of Fire Services, the Military Division, the Office of the Chief Medical Examiner and six other public safety related agencies. In addition to expenditures for these twelve state public safety agencies, the Commonwealth provides funding for the operation of 16 regional jails and correctional facilities that are managed by independently elected sheriffs, for which the Commonwealth expended $500.8 million in fiscal 2008 and was expected to spend $509.6 million in fiscal 2009. Expenditures for all other public safety agencies were $199.4 million in fiscal 2008 and were projected at $202.7 million for fiscal 2009.

Energy and Environmental Affairs

In fiscal 2008, the Executive Office of Environmental Affairs was reorganized into the Executive Office of Energy and Environmental Affairs. This reorganization included the transfer of the Department of Energy Resources and Department of Public Utilities from the Executive Office of Economic Development to the new secretariat. The Executive Office of Energy and Environmental Affairs spent $23.8 million in fiscal 2008 and was projected to spend $21.6 million in fiscal 2009 for policy development, environmental law enforcement services and oversight of agencies and programs. Six state agencies and numerous boards fall under the umbrella of the Executive Office of Energy and Environmental Affairs. The largest is the Department of Conservation and Recreation, which operates over 600,000 acres of public parkland, recreational facilities, watersheds and forests across the Commonwealth, expending $97 million in fiscal 2008 and a projected $94 million in fiscal 2009. Other environmental agencies include the Department of Agricultural Resources, responsible for the State’s agricultural and food safety programs, which spent $18 million in fiscal 2008 and was projected to spend $17.9 million in fiscal 2009; the Department of Environmental Protection, which spent $59.3 million in fiscal 2008 and was projected to spend $58.5 million in fiscal 2009 for clean air, water, recycling and environmental remediation programs; and the Department of Fish and Game, which spent $19 million in fiscal 2008 and was projected to spend $18.8 million in fiscal 2009 for the management and protection of endangered species, fisheries and habitat. Additional agencies include the Department of Public Utilities, which spent $7.1 million in fiscal 2008 and was projected to spend $9.5 million in fiscal 2009 for oversight of electric, gas, water and transportation utilities, and the Department of Energy Resources, which spent $1.6 million in fiscal 2008 and was projected to spend $2.9 million in fiscal 2009 for energy planning, management and oversight.

Debt Service

Debt service expenditures relate to general obligation bonds and notes, special obligation bonds and federal grant anticipation notes issued by the Commonwealth.

Other Program Expenditures

The remaining expenditures on other programs and services for state government amounted to $2.414 billion in fiscal 2008 and, as of March 26, 2009, were projected to be $2.312 billion in fiscal 2009, including the judiciary ($803.3 million in fiscal 2009), district attorneys ($99.8 million in fiscal 2009), the Attorney General ($41.7 million in fiscal 2009), the Executive Office for Administration and Finance ($354.4 million in fiscal 2009), the Executive Office of Transportation and Public Works ($284.6 million in fiscal 2009), the Executive Office for Housing and Economic Development ($222.2 million in fiscal 2009), the Executive Office of Labor and Workforce Development ($75.5 million in fiscal 2009) and various other programs ($430.5 million in fiscal 2009).

COMMONWEALTH CAPITAL INVESTMENT PLAN

The Executive Office for Administration and Finance develops and manages a multi-year capital investment plan. This plan coordinates capital expenditures by State agencies and authorities that are funded by Commonwealth debt, certain operating revenues, third-party payments and federal grants.

The Executive Office for Administration and Finance sets an annual administrative limit on the amount of bond-funded capital expenditures. The purpose of the administrative limit, known as the “bond cap,” is to keep Commonwealth debt within affordable levels. The stated annual bond cap for fiscal 2004 through 2008 was $7.3 billion, plus unexpended amounts carried forward from prior years. It should be noted, however, that Commonwealth debt for the CA/T Project, the Boston and Springfield convention center projects and the Massachusetts School Building Authority’s school building assistance program was issued in excess of the bond cap during the last several fiscal years.

On December 17, 2008, the Governor released a five-year capital investment plan for fiscal 2009 through fiscal 2013, totaling over $14 billion. The completion and publication of the plan, which is an update to the plan issued in August 2007, was delayed in order to take into account the impacts of the economic downturn and the turmoil in the financial markets.

With the release of the five-year capital investment plan, the Governor announced that the bond cap would be $1.575 billion for fiscal 2009. In addition, because legislative authorization for planned capital spending was obtained later than originally anticipated, capital spending was lower than originally planned in fiscal 2008 and $152.3 million of the unused bond cap from that year was carried forward to support spending in fiscal 2009. The bond cap for fiscal 2010 is projected to be $1.6 billion, and is projected to increase by $100 million each subsequent fiscal year through fiscal 2013 (together with $126.1 million and $62.6 million of unused fiscal 2008 bond cap carried forward to fiscal 2010 and fiscal 2011, respectively).

The bond cap determination is based on the debt affordability policy described in the updated debt affordability analysis. Under this policy, the Executive Office for Administration and Finance will set the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For this purpose, debt service includes principal and interest payments on all general obligation debt, special obligation gas tax debt, interest on federal grant anticipation notes, general obligation contract assistance payment obligations and budgetary contract assistant payment obligations on certain capital lease financings. In addition, while the recently created accelerated structurally-deficient bridge program will be funded outside of the bond cap, the related debt service costs of the program have been fully accounted for under the debt affordability policy in setting the bond cap at the designated levels. However, when a project financed with debt payable by the Commonwealth directly or indirectly generates new State revenue that is applied to the payment of such debt, the Executive Office for Administration and Finance will exclude the debt, the related debt service payment obligations and the new revenue used to pay such obligations from the debt affordability analysis. For example, bonds issued by MassDevelopment and payable by the Commonwealth pursuant to the I-Cubed program or for the parkway at the former South Weymouth naval base is expected to be excluded from the bond cap, as the Commonwealth’s payment liability with respect to such bonds is expected to be limited to the new state tax revenues generated from the private development supported by the infrastructure improvements financed by the bonds.

For purpose of the debt affordability analysis, budgeted revenue includes all Commonwealth taxes and other revenues available to pay Commonwealth operating expenses, including debt service, pensions and other budgetary obligations. It does not include off-budget revenues dedicated to the MBTA, the MSBA and the Massachusetts Convention Center Authority. The fiscal 2009 estimate is based on the fiscal 2009 consensus tax revenue estimate as revised by the Secretary of Administration and Finance on October 15, 2008; it does not take into account the subsequent downward revision of $1.1 billion on January 13, 2009. The fiscal 2010 estimate assumes 0% percent growth from fiscal 2009 budgeted revenues based on the October 15, 2008 revised tax revenue estimate, and fiscal 2011 through fiscal 2013 estimates assume 3% annual growth in budgeted revenues over the fiscal 2009 and fiscal 2010 estimates.

In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap for the regular capital program to not more than $125 million. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels. As noted above, the bond cap is expected to grow by $25 million from fiscal 2009 to fiscal 2010 and by $100 million in each succeeding fiscal year through fiscal 2013 as a result of the primary constraint imposed by the 8% limit.

The Commonwealth has indicated that Executive Office for Administration and Finance will revisit the debt capacity and affordability analysis periodically, and at least every year, to revise estimates for future years by taking into account fluctuations in interest rates, budgeted revenues and other changes affecting the Commonwealth’s debt capacity. In addition, the Commonwealth has indicated that the Executive Office for Administration and Finance will annually assess the appropriateness of the methodology and constraints for establishing the bond cap.

The capital investment plan for fiscal 2009 through fiscal 2013 is designed to allocate resources strategically to invest in the Commonwealth’s public facilities and programs and represents the Governor’s vision for public infrastructure. The different sources of funding for the capital program include:

•	Bond cap—Commonwealth borrowing to support the regular capital program;

•	Federal—federal reimbursements for capital expenditures, primarily for transportation projects;

•

Third-party—contributions made by third parties to capital projects being carried out by the Commonwealth and Commonwealth contributions to the Central Artery/Tunnel project from annual operating revenues;

•	Project-Financed Bonds—self-supporting bonds payable by the Commonwealth from a new project-related stream of revenue; and

•	Accelerated Bridge—Commonwealth gas tax bonds or federal grant anticipation notes issued to fund the accelerated structurally-deficient bridge program.

Legislation enacted in 2004 established a special Transportation Finance Commission to develop a comprehensive, multi-modal, long-range transportation finance plan for the Commonwealth. The Commission was charged with analyzing the State’s long-term capital and operating needs for the transportation system and the funds expected to be available for such needs, as well as recommending how to close any perceived funding gap through potential cost savings, efficiencies and additional revenues. On March 28, 2007, the Commission issued a report containing its analysis of the Commonwealth’s ability to fund needed surface transportation improvements over the next 20 years. For state-controlled roads and bridges and state environmental transit commitments related to the Central Artery/Ted Williams Tunnel project, the report identifies funding needs of $25.670 billion and expected available state and federal funding of $16.820 billion, leaving a funding gap of $8.849 billion. The report also identifies substantial needs and funding gaps related to the Massachusetts Turnpike system, local roads and bridges, MBTA operations and capital needs and the Tobin Bridge (owned and operated by the Massachusetts Port Authority). In total, the report estimated a funding gap for all of these transportation assets of between $15 billion and $19 billion over the next 20 years. On September 17, 2007, the Transportation Finance Commission issued its second report, containing recommendations for closing the funding gap identified in the commission’s first report. The commission recommended 22 reform initiatives, which it estimated could save approximately $2.5 billion over 20 years. The report also included six proposals for transportation revitalization; the commission estimated that these proposals could generate more than $18.7 billion in new revenue to fund transportation infrastructure improvements over 20 years.

On February 5, 2009, the Senate Chairman of the Joint Committee on Transportation filed legislation to establish a new Massachusetts Surface Transportation Authority that would assume responsibility for operating, maintaining and financing the Commonwealth’s roads, bridges and transit operations, including those currently under the jurisdiction of the Massachusetts Highway Department, the Division of Conservation and Recreation, the Massachusetts Turnpike Authority, the Massachusetts Port Authority, the MBTA and the regional transit authorities. On March 25, 2009, the Senate approved a revised version of the legislation. Under the Senate bill, the State highway system and the western turnpike would be transferred to the new Authority on July 1, 2009, the Tobin Bridge (now owned by the Massachusetts Port Authority) and the Massachusetts Highway System would be transferred on July 1, 2010, and the public transit system would be transferred on July 1, 2011. A new Surface Transportation Trust Fund would be established, effective July 1, 2009, to receive all transportation-related revenues, and expenditures from that fund would be made by the new Authority. The new Authority would be authorized to issue bonds payable from revenues allocated to the Trust Fund and other resources available to it, subject to a ceiling of $10 billion of bonds outstanding at any time. Except as described below, the Authority’s debt would not be a debt of the Commonwealth or secured by a pledge of the Commonwealth’s full faith and credit. Among the revenues that would be deposited in the Surface Transportation Trust Fund would be the gasoline tax receipts that are pledged to the payment of outstanding Commonwealth special obligation bonds, and the new Authority would become responsible for paying the debt service on those bonds.

The Senate bill would direct the State Treasurer, on behalf of the Commonwealth, to loan the new Surface Transportation Authority an amount not to exceed $100 million in order to provide funds to the Authority during the period between the effective date of the legislation and December 31, 2009. The loan would have to be repaid, with interest, by June 30, 2010. The Authority would be authorized, prior to June 30, 2014, to issue up to $1 billion of Commonwealth-guaranteed notes to repay the Commonwealth loan, to pay costs of projects and to pay operating costs of the Authority. Such notes would be issued either in anticipation of revenues or of bonds, and all such notes would have to mature by June 30, 2014. The terms of the Commonwealth guaranty would be determined by the Secretary of Administration and Finance, with the approval of the Governor. The State Treasurer would be authorized to issue general obligation notes of the Commonwealth (maturing not more than 18 months from their date of issuance) in order to fund the initial loan to the Authority, and would also be authorized to issue up to $1 billion of Commonwealth general obligation bonds if needed to pay the principal of Commonwealth-guaranteed Authority notes and up to $150 million of general obligation bonds if needed to pay interest on such notes. Such Commonwealth bonds would be authorized for maximum terms of 20 years. The Authority would be required to reimburse the Commonwealth according to a schedule to be determined by the Secretary of Administration and Finance at the time the bonds were issued.

On February 24, 2009, the Governor filed legislation designed to reform the state transportation system. The legislation would create a consolidated state Department of Transportation within the Executive Office of Transportation and Public Works that would have four administrative divisions: a highway division, a rail and transit division, an aviation and port division, and a division of motor vehicles. The Massachusetts Turnpike Authority would be abolished by July 1, 2010, its debt and other financial obligations would be assumed by the Department of Transportation, and its assets would be transferred to the highway division. The Tobin Bridge, now owned and operated by the Massachusetts Port Authority, would also be transferred to the highway division, and the Department of Transportation would assume all of the Port Authority’s obligations relating to the bridge. The Department of Transportation and the Port Authority would have 90 days after the effective date of the bill to agree on an amount of compensation to the Port Authority for the bridge; 70% of the funds received by the Port Authority would have to be expended on a list of specified transportation projects. The legislation would create a Transportation Fund (to replace the existing Highway Fund) to which a variety of transportation-related revenues would be dedicated and which would be used, among other things, to secure special obligation bonds to be issued by the Commonwealth. The legislation would provide for a 19¢ increase in the gasoline tax, effective July 1, 2009 (annually adjusted for inflation beginning July 1, 2011), that would be dedicated to various transportation purposes, including 6¢ that would be dedicated to the MBTA and 4¢ that would be used for Turnpike Authority-related purposes. The legislation would also mandate that all regional transit authorities move to a forward-funded budgeting system.

On April 7, 2009, the House of Representatives approved its version of legislation designed to reform the State’s transportation system. The House bill would eliminate the Massachusetts Turnpike Authority and would establish a new Massachusetts Transportation and Infrastructure Authority, which would control the state highway system, the Massachusetts turnpike, the Metropolitan Highway System and the Tobin Bridge, and which would be supported by a dedicated state revenue stream as well as turnpike, tunnel and bridge tolls. A legislative conference committee to reconcile the House and Senate bills to reform the state transportation system held its first meeting on May 7, 2009.

In April 2007, the Governor announced his plan to proceed with the South Coast Rail Project. The South Coast Rail Project is a $1.435 billion project to extend commuter rail service from Boston to the southeastern region of Massachusetts. The initial planning phase of the project is expected to last through fiscal year 2010 and cost approximately $23.4 million, which is expected to be funded with proceeds of general obligation bonds of the Commonwealth. A finance plan for the design and construction phase of the project, expected to run from fiscal years 2011 through 2017, is anticipated to be completed by January 1, 2010.

On June 16, 2008, the Governor approved legislation in support of the life sciences industry that is consistent in structure and funding amounts with the bill originally filed by the Governor on July 17, 2007. Among other initiatives and provisions relating to the Massachusetts Life Sciences Center, the legislation authorizes the borrowing of $500 million over a 10-year period to fund capital investments and infrastructure improvements around the State to support research and development of new projects in the life sciences industry. The legislation also contemplates the spending of $250 million of operating funds over the next 10 years to support research and fellowships and $250 million in tax credits over the next ten years for companies that bring jobs to Massachusetts in the life sciences industry.

On August 7, 2008, the Governor approved a $2.2 billion higher education bond authorization. The legislation includes authorizations for new buildings, renovation projects and capital improvements at each of the Commonwealth’s public higher education campuses. Of the $2.2 billion total authorization, $1.2 billion would be dedicated to capital investments at state and community colleges, and $1 billion would be dedicated to capital investments at the University of Massachusetts. The authorized amounts are expected to be expended over a ten-year period.

On August 4, 2008, the Governor approved legislation creating a Massachusetts Broadband Institute within the Massachusetts Technology Collaborative. The Institute is to administer a new Broadband Incentive Fund, to be capitalized by general obligation bonds in the amount of $40 million, to invest in long-lived, publicly owned broadband infrastructure, enabling private firms to partner with the State to connect the Commonwealth’s un-served and underserved communities to broadband services.

On May 29, 2008, the Governor approved a $1.275 billion affordable housing bond bill which includes $500 million for the preservation and improvement of the Commonwealth’s 50,000 units of state-owned public housing. The legislation also provides authorization for various programs that subsidize the development and preservation of privately owned affordable housing, including $200 million for the Affordable Housing Trust Fund and $125 million for the Housing Stabilization Fund.

On November 29, 2007, the Governor filed a three-year, $2.9 billion transportation bond bill designed to leverage additional federal funds for a total investment of $4.8 billion. In December 2007, the Federal Highway Administration and the Federal Transit Administration notified the Commonwealth that they would not approve the Commonwealth’s statewide transportation improvement plan and subsequent federal reimbursements of future transportation projects until the Commonwealth could demonstrate that adequate bond authorizations were available. The Legislature split the Governor’s bill into two parts, and on April 17, 2008, the Governor approved a partial version of the bill, authorizing $1.6 billion for transportation improvements and leveraging $1.9 billion in federal reimbursements. Also included in this legislation were $150 million for Chapter 90 grants to cities and towns for local roads and bridges in fiscal 2009 and $700 million for certain mass transit improvements required as part of the State implementation plan. The legislation approved on April 17, 2008 is expected to bring the Commonwealth into compliance with the Federal Highway Administration and Federal Transit Authority orders. On August 8, 2008, the Governor approved a second transportation bond bill authorizing $1.445 billion for road and bridge projects and other transportation-related capital investments.

On August 14, 2008 the Governor approved a $1.657 billion land, parks and clean energy bond bill. This legislation includes funding for land protection and acquisition and funding to enhance state parks and rebuild related infrastructure. The legislation also includes authorization for new programs to address environmental challenges.

On August 11, 2008, the Governor approved a $3.3 billion general government bond bill making targeted investments in public safety, city and town facilities, state buildings, and information technology systems. Included in the bill is authorization to assist communities with local infrastructure needs, improvements to state and county correctional facilities, improvements to court facilities throughout Massachusetts and capital repairs, ongoing maintenance and unforeseen emergency capital needs at state office buildings and facilities. The legislation also authorizes targeted investments to spur economic development in Massachusetts communities, including funding to help small businesses throughout the Commonwealth. To enhance government services provided to all citizens of the Commonwealth, the legislation includes funding to modernize critical state information technology systems, including funding to replace and upgrade the outdated and overburdened systems at the Department of Revenue and the Registry of Motor Vehicles.

Bond authorization legislation enacted in 2008 includes provisions that will de-authorize nearly $800 million of old, unused bond authorizations. The capital investment plan described above was developed assuming the bond bills were adopted as originally filed by the Governor. The Commonwealth has indicated that, although the total amounts of certain bond authorizations passed by the Legislature exceeded the amounts filed by the Governor, the Executive Office for Administration and Finance will continue to determine the annual borrowing amounts based on the debt affordability policy described above.

On August 4, 2008, the Governor approved legislation authorizing $2.984 billion in Commonwealth bonds to finance an accelerated structurally deficient bridge program. The program, which was developed in collaboration with the State Treasurer, is expected to finance over 250 bridge projects over the next eight years with approximately $1.9 billion of special obligation bonds secured by a portion of the gas tax and $1.1 billion of grant anticipation notes secured by future federal funds. By accelerating the investment in bridges, the Commonwealth expects to realize hundreds of millions of dollars of savings from avoided inflation and deferred maintenance costs. The proposed legislation targets bridges under the jurisdiction of the Massachusetts Highway Department and the Department of Conservation and Recreation. The Commonwealth has indicated that the borrowing for the program will be in addition to the bond cap amounts available to fund the regular capital program but will be taken into account under the State’s existing debt policy to ensure that annual debt service is maintained at a level which will not exceed 8% of budgeted revenues.

Central Artery/Ted Williams Tunnel Project

One of the largest components of the Commonwealth’s capital program in recent years has been the Central Artery/Ted Williams Tunnel (“CA/T”) Project, a major construction project that is part of the completion of the federal interstate highway system. The CA/T Project has involved the replacement of the elevated portion of Interstate 93 in downtown Boston (the Central Artery) with an underground expressway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) linking the Boston terminus of the Massachusetts Turnpike (Interstate 90) to Logan International Airport and points north. The CA/T Project is administered by the Massachusetts Turnpike Authority (“Turnpike Authority”).

Project Status. The CA/T Project was substantially completed in January 2006, with all major ramps, roadway and streets open for public use and most major contracts in the closeout phase. The major components of the work remaining for final completion of the CA/T Project include reconstruction of the downtown surface street system, completion of the traffic management system and construction of certain parks. Remaining work was expected to be completed in 2009, except for certain park elements, which are expected to be completed in 2010 by the Division of Conservation and Recreation after the transfer of remaining CA/T Project park funding to the Division.

Project Budget and Oversight and Delay of Federal Funding. Periodically, the Turnpike Authority has produced a cost/schedule update for the project, of which the most recent version, Revision 11 (“CSU 11”), was prepared in July 2004 and included a $14.625 billion CA/T Project budget. In addition, and in accordance with federal and state law, the CA/T Project develops finance plans which must receive certain federal and state approvals.

In October 2000, following an announcement by CA/T Project officials of substantially increased cost estimates, a federal law was enacted that requires the U.S. Secretary of Transportation to withhold federal funds and all project approvals for the CA/T Project in each federal fiscal year unless the Secretary has approved an annual update of the project’s finance plan for such year and has determined that the Commonwealth is maintaining a balanced statewide transportation program and is in full compliance with a project partnership agreement among the Federal Highway Administration, the Executive Office of Transportation and Public Works, the Turnpike Authority and the Massachusetts Highway Department. In addition, the law limits total federal funding for the CA/T Project to $8.549 billion (including $1.5 billion to pay the principal of federal grant anticipation notes), consistent with the project partnership agreement. Finally, the law ties future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project’s finance plan is consistent with Federal Highway Administration financial plan guidance. Should any federal assistance be withheld from the CA/T Project pursuant to such law, such funding is nonetheless available to the Commonwealth for projects other than the CA/T Project. Moreover, the law provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the CA/T Project.

The CA/T Project finance plans submitted through October 2003 received the requisite approvals. The subsequent finance plan, based on CSU 11, was submitted in July 2004, and, based on a May 2007 finance plan update and subsequent supplements thereto, the finance plan received requisite approval on March 13, 2009. The remaining $162 million of federal funds for the project were withheld from the project pending the federal approval (as of March 26, 2009, the federal funds were expected to be received in total by June 30, 2009). The delay in receiving federal approval was due primarily to questions raised regarding the availability of certain budgeted project financing sources and to the desire of the Federal Highway Administration to review a finance plan with updated cost estimates and funding sources. The Commonwealth has made funds available to the CA/T Project to bridge the ultimate receipt of federal funds. The Commonwealth has indicated that it expects to continue this practice, to the extent necessary, until the federal funds are received.

Based on the updated cost estimate of $14.808 billion and certain other cash flow adjustments reflected in the May 2007 updated finance plan, $210 million of additional funding was needed for the project. Pursuant to a September 2008 agreement between the Commonwealth and the Turnpike Authority (which updated and amended a May 2007 agreement), the Commonwealth agreed to cover the $210 million funding shortfall from the following two sources: (a) at least $177 million projected to be available in the Statewide Road and Bridge and Central Artery/Tunnel Infrastructure Fund (“TIF”); and (b) up to $33 million of Commonwealth bond proceeds. This commitment by the Commonwealth to cover the funding shortfall is subject to the following conditions: (i) the Turnpike Authority must cover any future shortfalls in Turnpike Authority funding to complete the project and any costs in excess of $14.808 billion; (ii) all cost recoveries and insurance proceeds that are received by the Turnpike Authority or the Commonwealth shall be deposited into the TIF to pay project costs in lieu of the additional amounts committed by the Commonwealth or to reimburse the Commonwealth for project costs already paid, except to the extent such cost recoveries are required to be credited to the Central Artery/Tunnel Project Repairs and Maintenance Trust Fund; (iii) to the extent that, by June 30, 2010, the amounts described in clause (ii) above received by or paid to the Commonwealth have aggregated less than the portion of the $210 million funding shortfall paid from Commonwealth bonds, the Turnpike Authority will pay the difference to the Commonwealth by not later than January 1, 2011; and (iv) to the extent legally and practically feasible, the Turnpike Authority must comply with new reporting requirements to improve the transparency of project financing matters to the Commonwealth.

The revised project cost estimates reflected in the May 2007 updated finance plan were based on assumptions concerning the resolution of claims, liquidated damages and back charges to the Turnpike Authority that the Turnpike Authority believed to be reasonable. The actual resolution of such amounts could vary from those assumptions. The order of magnitude of the additional exposure related to such claims, liquidated damages and back charges was estimated to be $160 million as of May 2007.

Recent Settlement. On January 23, 2008, the United States Attorney General and the Massachusetts Attorney General entered into a global resolution of criminal and civil claims with the joint venture of Bechtel/Parsons Brinckerhoff, Bechtel Infrastructure Corp. and PB Americas, Inc., f/k/a Parsons Brinckerhoff Quade and Douglas, Inc. (“Bechtel/Parsons Brinckerhoff”), the management consultant to the CA/T Project. Bechtel/Parsons Brinckerhoff agreed to pay over $407 million to resolve its criminal and civil liabilities in connection with the collapse of part of the I-90 Connector Tunnel ceiling (described below) and defects in the slurry walls of the Tip O’Neill Tunnel. In addition, 24 section design consultants, other contractors who worked on various parts of the project, agreed to pay an additional $51 million to resolve certain cost-recovery issues associated with the design of the CA/T Project. In total, the United States and the Commonwealth expected to recover $458 million, including interest. These settlements followed an earlier settlement with Aggregate Industries Northeast Region for $42.7 million relating to cost recovery issues with the CA/T Project. In total, the United States and the Commonwealth expect to recover $500.7 million, including interest from all of these settlements. As of March 26, 2009, the Commonwealth had received $413.8 million, including interest, of which $17 million was deposited in the Statewide Road and Bridge and Central Artery/Tunnel Infrastructure Fund. This settlement does not release the defendants from future catastrophic events having an aggregate cost of greater than $50 million, but the liability of Bechtel/Parsons Brinckerhoff for such a future catastrophic event is capped at $100 million.

The settlement agreement and legislation require that the settlement amounts and certain other cost recovery amounts be deposited in a trust fund and dedicated to non-routine maintenance of the CA/T Project and reimbursement of certain costs incurred by the Commonwealth and the Turnpike Authority to repair components of the project. All other cost recoveries, insurance proceeds and certain real estate proceeds will be deposited in the TIF for purposes of paying costs of the CA/T Project or reimbursing the Commonwealth for payment of such costs.

July 2006 Incident and Other Quality Concerns. On July 10, 2006, concrete ceiling panels in the eastbound portal of the I-90 Seaport Access Tunnel (“Seaport Tunnel”) that leads to the Ted Williams Tunnel came loose and fell on a traveling automobile and the roadway, causing bodily injury and the death of the passenger in the automobile, and extensive property damage to the Seaport Tunnel (the “Accident”). On July 10, 2007, the National Transportation Safety Board released its findings pertaining to the Accident. The Board’s assessment was that the proximate cause of the failure was the use of a fast-setting epoxy anchoring system which was susceptible to “creep,” i.e., the tendency for slippage or elongation with the application of sustained tensile loads. Repairs and other work related to the Accident and included in the May 2007 finance plan update have been estimated to cost $48 million. As of March 26, 2009, these costs were being borne by the Commonwealth. The Commonwealth and the Turnpike Authority anticipated that all such costs, and certain other project costs incurred by the Commonwealth and the Turnpike Authority, would be eligible for reimbursement from the settlement amounts deposited in the CA/T trust fund described above.

Following the Accident and pursuant to a new state law enacted in response to the Accident, the Executive Office of Transportation and Public Works assumed oversight and responsibility for the inspection and remediation of the Seaport Tunnel. In addition, the Commonwealth instituted a comprehensive safety audit of all tunnels that are part of the Metropolitan Highway System, including the tunnels that are part of the CA/T Project (the so-called “stem-to-stern” review). The Legislature appropriated $20 million to fund the audit. Phase I of the safety audit addressed the most safety-critical elements of the CA/T Project, including the tunnel components, as well as ceiling systems of the Sumner, Callahan and Central Artery North Area tunnels. Phase IA of the safety review responded to comments and Phase I recommendations and developed a scope and work plan for Phase II. Phase II of the safety review includes follow-up services related to the findings of Phase I and review of structural and life safety systems in other elements of the Metropolitan Highway System. As a result of the Phase I review, the epoxy anchors securing the ceiling panels in the Seaport Tunnel were replaced, and the tunnel was subsequently reopened. The Phase I review of the Ted Williams Tunnel ceiling panel anchors showed some evidence of distress and/or pull-out. Repairs were made at those locations that most concerned inspectors. The Commonwealth has indicated that other less urgent ‘suspect’ anchorage locations have been identified and are being inspected on a yearly basis. In addition to Phases I and IA of the safety review, Phase II have been completed. Consistent with earlier phases, the review concluded that “[o]verall, structural systems were conservatively designed and fundamentally robust, but not without some areas of concern.” The Commonwealth has indicated that all immediate safety concerns have been mitigated, and what remains is the remediation of approximately 240 less urgent issues that will be addressed through the Turnpike Authority’s capital improvement program, the Central Artery/Tunnel Project Repairs and Maintenance Trust Fund and Turnpike Authority maintenance forces.”

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Highway Fund and other operating budgeted funds. For purposes of this disclosure, these funds will be referred to as budgeted operating funds, and revenues deposited in such funds will be referred to as budgeted operating revenues. In fiscal 2008, on a statutory basis, approximately 63.1% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 21% of such revenues, with the remaining 15.9% provided from departmental revenues and transfers from non-budgeted funds. The measurement of revenues for the budgeted operating funds on a statutory basis differs from governmental revenues on a GAAP basis. The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting.

State Taxes

The major components of state taxes are the income tax, which was projected to account for approximately 58.8% of total tax revenues in fiscal 2009, the sales and use tax, which was projected to account for approximately 20.2%, and the corporations and other business and excise taxes (including taxes on insurance companies, financial institutions and public utility corporations), which were projected to account for approximately 12.1%. Other tax and excise sources were projected to account for the remaining 8.9% of total fiscal 2009 tax revenues.

Effects of Tax Law Changes. During fiscal 2002 and fiscal 2003, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During fiscal 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The Department of Revenue estimated that in fiscal 2004, the impact of tax law and administrative changes (including the non-recurrence of some fiscal 2003 revenues from certain loophole closings and that year’s tax amnesty program) was to reduce tax collections by approximately $110 million compared to fiscal 2003. The Department of Revenue estimated that tax law changes increased tax collections by approximately $31 million in fiscal 2005 compared to fiscal 2004, reduced tax collections by approximately $154 million in fiscal 2006 compared to fiscal 2005, reduced tax collections by approximately $113 million in fiscal 2007 compared to fiscal 2006, reduced tax collections by approximately $34 million in fiscal 2008 compared to fiscal 2007 and would increase tax collections by approximately $200-250 million in fiscal 2009 compared to fiscal 2008.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rate on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Prior to January 1, 1999, a different rate was applied to “Part A” income (generally, interest and dividends) and “Part B” income (generally, “earned” income from employment, professions, trades, businesses, rents and royalties). The rate on Part A income was 12% prior to January 1, 1999; it was reduced to 5.95% as of January 1, 1999 and as of January 1, 2000 is the same as the rate on Part B income. The rate on Part B income was 5.95% prior to January 1, 2000, when it was reduced to 5.85%. The rate on Part B income was reduced to 5.6% on January 1, 2001 and to 5.3% on January 1, 2002 by an initiative petition approved by Massachusetts voters on November 7, 2000. This initiative petition also mandated a reduction in the Part B rate to 5.0% on January 1, 2003.

Legislation enacted in July 2002 made several changes to the state income tax. These included a delay of the scheduled Part B tax rate reduction from 5.3% to 5.0% for at least four years, suspension of the deduction for charitable contributions and a 25% reduction in personal exemptions. This legislation also changed the tax structure for long-term capital gains (i.e., capital gains on assets held for more than one year). Prior to the legislation, long-term capital gains were taxed at rates ranging from 0% to 5%, depending on how long the asset had been held before sale. Effective January 1, 2003, long-term capital gains are taxed at the Part B income tax income rate, which was 5.3% as of March 26, 2009.

The 2002 legislation also included a mechanism by which the tax year 2001 personal exemptions and charitable deductions could be gradually restored, and the tax rate on Part B income could be gradually reduced to 5.0%, contingent upon “baseline” state tax revenue growth (i.e., revenue growth after factoring out the impact of tax law and administrative processing changes) growing by 2.5% more than the rate of inflation for state and government purchases. Specifically, the personal exemption would be restored in four equal annual increases, contingent upon sufficient tax revenue growth in the immediately preceding fiscal year. Commencing in the year following the final personal exemption increase, the personal income tax rate would be reduced from 5.3% to 5.0% in six equal annual reductions of 0.05%, again contingent on sufficient revenue growth in each preceding fiscal year. In the tax year following that in which the personal income tax rate was reduced to 5.0%, the charitable deduction would be restored. In fiscal 2002 and 2003, tax revenue growth was such that personal exemptions remained at 2002 levels for tax years 2003 and 2004, respectively. In fiscal 2004, fiscal 2005, fiscal 2006 and fiscal 2007, baseline tax revenue growth was sufficient to trigger an increase in the personal exemptions for tax years 2005, 2006, 2007 and 2008, respectively, with the fiscal 2008 increase being the final of the four under the 2002 legislation. Fiscal 2008 inflation-adjusted baseline tax revenue growth over fiscal 2007 was insufficient to trigger a tax rate reduction. Fiscal 2009 revenues were projected to be less than fiscal 2008 revenues, so that no tax rate reduction was expected to be triggered.

Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

Sales tax receipts from establishments that first opened on or after July 1, 1997 and that are located near the site of the Boston Convention and Exhibition Center, sales tax receipts from retail vendors in hotels in Boston and Cambridge that first opened on or after July 1, 1997 and sales tax receipts from retail vendors located in the Springfield Civic and Convention Center or in hotels near the Springfield Civic and Convention Center that first opened on or after July 1, 2000 are required to be credited to the Convention Center Fund. As of enactment of the fiscal 2004 GAA, this fund is no longer included in the calculation of revenues for budgeted operating funds.

A portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through trust funds to the MBTA and MSBA. The amount dedicated to the MBTA is the amount raised by a 1% sales tax (not including meals), with an inflation-adjusted floor. A comparable amount, though without the floor, will be dedicated to the MSBA beginning in fiscal 2010, with lesser amounts dedicated to the MSBA from fiscal 2005 through fiscal 2009.

Legislation enacted in March 2003, July 2004 and November 2005 closed several so-called tax loopholes related to the sales tax. These included changes to the taxation of promotional advertising materials, goods delivered through “drop shipments,” items that are fabricated outside of Massachusetts but sold in the State and the taxation of downloaded software that is pre-written or “canned.” The Department of Revenue estimated that these changes resulted in additional tax collections of $20-23 million in fiscal 2005, $34-48 million in fiscal 2006 and $71-81 million on an annualized basis thereafter.

The federal Internet Tax Nondiscrimination Act, passed by the U.S. Congress in late 2004, expanded the definition of “internet access” and thus had the effect of exempting from Massachusetts sales tax telecommunications services purchased, used or sold by a provider of internet access for use in providing internet access to its customers. Such telecommunications services had been taxed for Massachusetts sales and use tax purposes when purchased by a provider of internet access. The Department of Revenue estimates that the impact of this legislation was to reduce revenues by approximately $13 million in fiscal 2006 and $20-25 million annually thereafter.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks and other financial institutions, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on net income for federal taxes, is taxed at 9.5%. The minimum tax is $456. Changes to the corporate tax structure and the business corporations tax rates are discussed below under “Corporate Tax Reform.”

In general, corporations apportion their income to Massachusetts based on the proportion of payroll, property and sales within the Commonwealth, with sales being double-weighted. However, beginning January 1, 1996, legislation was phased in over five years establishing a “single sales factor” apportionment formula for the business corporations tax for manufacturing companies. The formula calculates a firm’s taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the prior formula that took other factors, such as payroll and property into account. Beginning January 1, 1997, legislation was phased in which sourced income of mutual fund service corporations to the states of domicile of the shareholders of the mutual funds that receive services instead of sourcing the sales to the state where the mutual fund provider bore the cost of performing services.

Legislation enacted in March 2003, July 2004 and November 2005 closed several so-called loopholes in the corporate and financial institutions tax structure. Among these were provisions dealing with real estate investment trusts, qualified subchapter S subsidiaries and payments to related parties for intangible expenses. Excluding provisions related to financial institutions, the Department of Revenue estimates that these changes increased revenues by approximately $25 million in fiscal 2003, $129 million in fiscal 2004, $150 million in fiscal 2005, $173 million in fiscal 2006, and by $178 million annually thereafter.

Corporate Tax Reform. On July 3, 2008, the Governor approved legislation that changed the corporate tax structure in Massachusetts from a “separate company” reporting state to a “combined reporting” state, effective January 1, 2009. Under a combined reporting structure, commonly owned business corporations (together with financial institutions, public utilities and certain other entities) engaged in a “unitary” business, whether or not they have nexus in Massachusetts, determine their income as one combined business in the aggregate. The combined income of the group is then apportioned to Massachusetts in accordance with the existing apportionment rules and taxed to those members of the group that have a nexus in Massachusetts. Transactions between member companies are generally disregarded.

The legislation also repeals the differences between federal and Massachusetts business entity classification rules for tax purposes so that companies will be classified as the same type of legal entity for federal and Massachusetts tax purposes. The new law retains the existing structure for different types of corporations—business corporations, manufacturers, financial institutions, utilities and S corporations, with different tax rates and apportionment rules.

Together with these structural changes, the legislation reduces the current 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter.

Massachusetts tax law imposes an entity level tax on S corporations with more than $6 million in annual receipts. The corporate tax reform legislation also reduces the tax rate for S corporations with more than $9 million in annual receipts so that the regular, non-S corporation rate (for a business corporation or financial institution, as applicable) for the year minus the personal income tax rate for the year equals the rate for such S corporations. The tax rate for S corporations with between $6 million and $9 million in annual receipts will equal two-thirds of the rate applicable to the larger S corporations.

The Department of Revenue estimates that the structural corporate tax law changes combined with the gradual reductions in the business corporations tax rate, the large S corporations tax rates and the financial institutions tax rate will increase revenues by approximately $255 million in fiscal 2009 (reflecting less than a full year’s impact of the changes),

$345.2 million in fiscal 2010, $239.9 million in fiscal 2011, $169.1 million in fiscal 2012 and $145 million in fiscal 2013 and thereafter.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%. The corporate tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust (“REIT”) distributions with respect to the dividends-received deduction, namely, that such distributions received by businesses subject to the corporate excise tax are not to be treated as dividends and that they have never been exempt or partially exempt from taxation. REIT distributions are subject to taxation at the recipient level. The Department of Revenue estimates that this change resulted in additional tax revenues of approximately $160-180 million for fiscal 2003, most of which was the result of liabilities for prior tax years. The Department of Revenue estimates that the REIT legislation has resulted in revenue increases of $40-60 million in each of the ensuing fiscal years and will continue to yield approximately the same amount in future fiscal years.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums. Domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2.28% tax on gross premiums. Domestic companies also pay a 1% tax on gross investment income.

Public Utility Corporation Taxes. Public utility corporations are subject to an excise tax of 6.5% on net income.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes, alcoholic beverages and deeds, and hotel/motel room occupancy, among other tax sources. The excise tax on motor fuels is $0.21 per gallon. The tax on hotel/motel room occupancy is 5.7%.

The tax on cigarettes was raised in fiscal 2003 from $0.76 per pack to $1.51 per pack; the same legislation also raised the tax rate on other types of tobacco products. The Department of Revenue estimates that this change resulted in additional revenue of approximately $185 million in fiscal 2003, $155-160 million in fiscal 2004 and $155 million in fiscal 2005 and thereafter. On July 1, 2008, the Governor approved legislation raising the tax from $1.51 per pack to $2.51 per pack. In January 2009, the Department of Revenue estimated that this change would result in additional revenue of approximately $160 million in fiscal 2009 and $130 million thereafter. However, the federal Children’s Health Insurance Program Reauthorization Act of 2009, approved by the President on February 4, 2009, increased the federal cigarette tax by $0.62 per pack, from $0.39 to $1.01 per pack, effective April 1, 2009, and the Department of Revenue expects that the increased federal cigarette tax will reduce cigarette sales in the Commonwealth and thus the amount of state cigarette tax revenue collected. As of March 26, 2009, the Department of Revenue was in the process of estimating the state revenue impact of the federal cigarette tax increase.

Legislation was enacted in March 2003 that allowed the Commissioner of Revenue to provide incentives for inheritance trusts to settle future obligations during fiscal 2003. Through this program, approximately $34 million was raised in fiscal 2004, but inheritance tax collections in subsequent years were reduced.

In 2001, the United States Congress made numerous changes to Internal Revenue Code provisions relating to the estate and gift tax. For the estates of decedents dying on or after January 1, 2002, federal law raised the exemption amount and phased out the amount of the allowable credit for state death taxes by 25% a year until the credit was eliminated in 2005. Because the Massachusetts estate tax, prior to such Congressional action, equaled the amount of the allowable federal credit for state death taxes, this federal change meant that the Massachusetts estate tax (known as a “sponge tax”) would have been phased out and eliminated. In October 2002, the Massachusetts estate tax was retained by “decoupling” the Massachusetts estate tax from the federal estate tax for decedents dying on or after January 1, 2003. The Massachusetts estate tax is now tied to the Internal Revenue Code as in effect on December 31, 2000. These federal changes are estimated to have reduced fiscal 2003 collections by approximately $30-40 million, and the decoupling is estimated to have increased fiscal 2004 tax revenues by $40 million and fiscal 2005 tax revenues by $13 million in the first three months of fiscal 2005, when the effect of the phase-in was complete.

Tax Credits and Other Incentives. Massachusetts law provides for a variety of tax credits that may be applied against corporate excise or personal income taxes due, as applicable under relevant law. These credits are designed as benefits for specified economic activities as a means to encourage such business in the State. Certain of these credits, to the extent not used to reduce a current tax liability, may be carried forward, transferred or refunded, as specified in the applicable statute. In addition, certain statutory provisions may also provide an exemption from sales and use taxes for qualifying expenditures, or other specified tax benefits.

In July 2007, the Commonwealth revised its film tax credit to provide tax credits of 25% of certain production costs incurred by film production companies in Massachusetts that incurred at least $50,000 of film production costs in the

Commonwealth. Such production companies were also granted a sales and use tax exemption for goods purchased in the Commonwealth. A film production company may elect either to transfer all or part of its production credit to another taxpayer or to claim a refund of 90% of the amount that is not currently used. There is no cap on the amount of film tax credits that may be claimed. Under current law, the film tax credit will expire on January 1, 2023. Since the program’s inception, as of March 26, 2009, approximately $159 million in tax credits had been approved or were in the process of being approved by the Department of Revenue, and at least $35 million in tax credits was being generated by projects that were expected to be completed before the end of fiscal 2009. Of the $159 million in approved or pending tax credits, approximately $134 million were transferred or sold to taxpayers other than the production companies whose activity generated them. The Department of Revenue estimates that the tax credits reduced fiscal 2007 tax revenues by approximately $12 million, reduced fiscal 2008 tax revenues by approximately $9 million and would reduce fiscal 2009 tax revenues by between $138 million and $173 million, not including any offsetting tax revenue from the film-related economic activity generated by the tax incentives. Virtually all of the reduction in tax payments resulting from credits that have been transferred or sold is reflected in the insurance, financial institutions, public utilities, and corporate tax categories. The Department of Revenue is required to prepare an annual report of the impact of the film tax credit and, as of March 26, 2009, was in the process of preparing its 2009 study.

Under legislation approved on June 16, 2008 in support of the life sciences industry, up to $25 million per year in tax incentives will be available to certified life sciences companies over a ten-year period, commencing on January 1, 2009 for an aggregate amount of $250 million. The Department of Revenue estimated that this program would result in a revenue reduction of approximately $10 million in fiscal 2009.

Tax Revenue Forecasting

Under state law, on or before October 15 and March 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the following fiscal year. On or before October 15, January 15 and April 15, the Secretary is required to submit revised estimates for the current fiscal year unless, in her opinion, no significant changes have occurred since the last estimate of total available revenues. On or before January 15 of each year, the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. Beginning in fiscal 2005, state finance law has required that the consensus tax revenue forecasts be net of the amount necessary to fully fund the pension system according to the applicable funding schedule, which amount is to be transferred without further appropriation from the General Fund to the Commonwealth’s Pension Liability Fund.

Based on an analysis of fiscal 2009 year-to-date revenue trends and taking into account revised economic forecasts and recommendations of the Department of Revenue and outside economists from the Governor’s Council of Economic Advisors, on October 15, 2008, the Secretary of Administration and Finance revised the fiscal 2009 revenue estimate downward by $1.1 billion, from $21.402 billion to $20.302 billion. On December 15, 2008, the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means heard public testimony from representatives of the Department of Revenue, the Federal Reserve Bank of Boston, the Massachusetts Taxpayers Foundation and the Beacon Hill Institute. On January 13, 2009, the Secretary made a further revision to the fiscal 2009 estimate, reducing the estimate by an additional $852 million, to $19.450 billion. On January 13, 2009, the Secretary of Administration and Finance and legislative leaders also announced agreement on a consensus fiscal 2010 tax revenue estimate. The fiscal 2010 consensus revenue estimate calls for tax receipts of $19.530 billion, including $767 million dedicated to the MBTA, $641 million dedicated to the MSBA and $1.376 billion dedicated to pension funding. The fiscal 2010 estimate represents actual revenue growth of 0.4%, but a decline of 0.1% baseline, compared to the revised fiscal 2009 estimate of $19.450 billion.

Fiscal 2008 and Fiscal 2009 Tax Revenues

Fiscal 2008. Tax revenue collections for fiscal 2008 totaled $20.879 billion, an increase of $1.143 billion, or 5.8%, over fiscal 2007. The Commonwealth has indicated that the tax revenue increase of $1.143 billion in fiscal 2008 over fiscal 2007 is attributable in large part to an increase of approximately $433 million, or 5.0%, in withholding collections, an increase of approximately $379 million, or 18.4%, in income tax estimated payments, an increase of approximately $299 million, or 15.2%, in income tax payments with returns and extensions, an increase of approximately $21 million, or 0.5%, in sales and use tax collections and an increase of $72 million, or 2.9%, in corporate and business tax collections, which were partially offset by changes in other revenues (net of refunds). The fiscal 2008 collections were $654 million above the fiscal 2008 consensus tax estimate of $20.225 billion, adjusted for subsequent tax law changes. Of this above-benchmark performance in revenues, $218 million was due to three one-time settlement payments representing prior years’ liabilities received in February and March 2008.

Fiscal 2009. As reported on May 4, 2009, preliminary tax revenue collections for the first ten months of fiscal 2009, ended April 30, 2009, totaled $15.187 billion, a decrease of $1.936 billion, or 11.3%, compared to the same period in fiscal 2008. The year-to-date tax revenue decrease of $1.936 billion through April 30, 2009 was attributable in large part to a decrease of approximately $464 million, or 23.8%, in personal income tax estimated payments, a decrease of approximately $93 million, or 1.2%, in withholding collections, a decrease of approximately $657 million, or 34.6%, in income tax payments made with returns and extensions, an increase of approximately $183 million, or 15.6%, in income tax refunds, a decrease of approximately $184 million, or 5.4%, in sales tax collections and a decrease of approximately $335 million, or 16.8%, in corporate and business tax collections, which were partially offset by changes in other revenues (net of refunds). The year-to-date fiscal year 2009 collections (through April 2009) were $456 million below the benchmark estimate for the corresponding period, based on the Secretary of Administration and Finance’s revised fiscal 2009 revenue estimate of $19.333 billion announced on April 15, 2009.

Legislation approved by the Governor on July 23, 2008 requires the Department of Revenue to submit to the Legislature semi-monthly reports of preliminary tax revenues, one on or before the third business day following the fifteenth day of each month and one on or before the third business day of the following month.

The Department of Revenue released its March 2009 mid-month tax revenue report on March 19, 2009. The report indicated that through March 16, 2009, March 2009 month-to-date tax collections totaled $881 million, down $146 million from the same period in March 2008, with the full-month March benchmark (based on the $19.450 billion estimate) projecting total tax revenues of $1.656 billion, a decrease of $255 million from March 2008. The report noted that the month-to-date decline through March 16, 2009 was primarily the result of lower corporate and business tax collections compared to March 2008, with smaller declines in income and sales tax collections. The report also noted that the decline in corporate and business tax collections was anticipated in the consensus revenue estimate and incorporated in the March monthly benchmark, as was much of the income tax decline.

The report cautioned that growth in revenues received through the 16th day of March was not necessarily indicative of what the growth for the full month would be, since most revenue for March (primarily sales, meals, motor fuels, and rooms tax payments) is received in the second half of the month and there are processing and timing related issues that complicate month-to-date comparisons to the prior year.

Federal and Other Non-Tax Revenues

Federal revenues are collected through reimbursements for the federal share of entitlement programs such as Medicaid and through block grants for programs such as Transitional Assistance to Needy Families (“TANF”). The amount of federal reimbursements to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. Federal reimbursements for fiscal 2008 were $6.429 billion. As of March 26, 2009, federal reimbursements for fiscal 2009 were projected to be $8.074 billion. Fiscal 2009 federal reimbursements were projected to include $806 million due to increases in the FMAP, which is the federal matching percentage for the Medicaid program.

Departmental and other non-tax revenues are derived from licenses, tuition, fees and reimbursements and assessments for services. For fiscal 2008, departmental and other non-tax revenues were $2.355 billion. The largest budgeted departmental revenues, assessments and miscellaneous revenues in fiscal 2008 included $422.0 million for Registry of Motor Vehicles fees, fines and assessments, $190.9 million from filing, registration and other fees paid to the Secretary of State’s office, $232.1 million in housing authority and municipal payments on behalf of retired teachers to the Commonwealth for group health insurance, $73.0 million in tuition remitted to schools of higher education, $148.4 million from underground storage cleanup, deeds excise and other non-tax fees and remittances received by the Department of Revenue and $120.1 million in fees, fines and assessments charged by the court systems. For fiscal 2009, departmental and other non-tax revenues were projected to be $2.439 billion.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for net transfers from the Lottery of $985.2 million, $1.018 billion, $1.035 billion, $1.103 billion and $1.128 billion in fiscal 2004 through 2008, respectively. Under state law, the net balance in the State Lottery Fund, as determined by the Comptroller on each September 30, December 31, March 31 and June 30, is to be used to provide local aid.

The fiscal 2009 budget assumed total net transfers from the Lottery of $1.005 billion to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund ($12.7 million for services and operation of the Massachusetts Cultural Council, $1 million for a compulsive gamblers treatment program, $78.6 million to the General Fund for the activities of the General Fund, $810.9 million for local aid to cities and towns and $102.3 million for administrative expenses of the Lottery), with the balance, if any, to be transferred to the General Fund. The assumed $1.005 billion figure was initially estimated to be approximately $17.4 million higher than the Lottery Commission’s initial estimate of its operating revenues for fiscal 2009 of $988 million. Due to the negative economic climate, as of May 13, 2009, the Lottery Commission had revised its estimate for operating revenues in fiscal 2009 to $949.1 million (this includes a $1 million spending reduction in operating expenses). After the $1 million spending reduction in operating expenses and an additional $2 million spending reduction in administrative expenses, the result was an expected shortfall of $54.3 million against the assumed $1.005 billion. As of May 13, 2009, overall Lottery revenues for fiscal 2009 were trending closer to revenues reported in fiscal 2007 of $4.460 billion than the record revenues reported in fiscal 2008 of $4.709 billion.

For fiscal 2010, the State Lottery Commission was projecting net operating revenues of $950.9 million to fund various commitments expected to be appropriated by the Legislature from the State Lottery Fund and Arts Lottery Fund. As of May 13, 2009, the fiscal 2010 budget had not yet been finalized, but assuming the commitments from the State Lottery Fund and Arts Lottery Fund remain the same in fiscal 2010 as in fiscal 2009, it was projected that the State Lottery Fund, a non-budgeted fund, would end fiscal 2010 in a deficit position of approximately $54.4 million.

Tobacco Settlement. In November 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth’s allocable share of the base amounts under the agreement through 2025 is more than $8.3 billion, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments they are entitled to reduce future payments under the master settlement agreement, and certain manufacturers withheld payments to the states due in April 2006, April 2007 and April 2008. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.

Tobacco settlement payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the monies made available for appropriation. Beginning in fiscal 2003, however, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year’s budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of fiscal 2007. The fiscal 2008 budget established the State Retiree Benefits Trust Fund for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employees’ retirement system for health care and other non-pension benefits for retired members of the system. The State Retiree Benefits Trust Fund was funded in the fiscal 2008 budget through a $354 million transfer from the General Fund for the purpose of making expenditures for current retirees which, prior to fiscal year 2008, had been made from appropriations within the Group Insurance Commission. The fiscal 2008 budget required the Health Care Security Trust’s balance to be transferred to the State Retiree Benefits Trust Fund on or before June 30, 2008. The fiscal 2009 budget transferred all payments received by the Commonwealth in fiscal 2009 pursuant to the master settlement agreement from the Health Care Security Trust to the General Fund.

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

Tax revenues in fiscal 2004 through 2008 were lower than the “allowable state tax revenue” limit set by Chapter 62F and, as of March 26, 2009, were expected to be lower than the allocable limit in fiscal 2009.

Chapter 62F was amended by the fiscal 2003 and fiscal 2004 GAAs to establish an additional tax revenue limitation. The fiscal 2003 budget created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a Temporary Holding Fund to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year is to be held in the Temporary Holding Fund pending disposition by the Comptroller. The Comptroller is required to first use any funds in the Temporary Holding Fund to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal 2004 budget require that at the end of each fiscal year, the Comptroller must transfer remaining excess revenue from the Temporary Holding Fund back to the General Fund for inclusion in consolidated net surplus. The Governor proposed in his fiscal 2010 budget recommendations to eliminate the Temporary Holding Fund and establish a Capital Gains Revenue Holding Fund.

As of December 31, 2008, actual state tax revenue had not exceeded the permissible state tax revenue limit set by Chapter 62F.

FISCAL 2009 AND FISCAL 2010

Fiscal 2009

On July 3, 2008, the Legislature passed the fiscal 2009 budget, and on July 13, 2008, the Governor approved it, vetoing or reducing line items totaling $122.5 million. The Legislature subsequently overrode $56.5 million of the Governor’s line item vetoes, bringing the total amount of authorized spending in the original fiscal 2009 budget to $28.167 billion. The original fiscal 2009 budget assumed the use of $401 million transferred from the Stabilization Fund, the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of fiscal 2009 tax revenues (approximately $107 million), $285 million in new tax revenues as a result of corporate tax reform legislation and $157 million in additional revenues generated through enhanced collection and enforcement measures. The fiscal 2009 budget also relied upon approximately $174 million in additional revenue from the $1-per-pack cigarette tax increase that the Governor signed into law on July 1, 2008 (the entire increase is dedicated to the Commonwealth Care Trust Fund per legislation).

On October 15, 2008, pursuant to Section 9C of Chapter 29 of the Massachusetts General Laws, the Secretary of Administration and Finance advised the Governor of a probable deficiency of revenue of approximately $1.421 billion with respect to the appropriations approved to date for fiscal 2009 and certain non-discretionary spending obligations that had not been budgeted, including snow and ice removal costs, health and human services caseload exposures, increased debt service and public safety costs. The $1.421 billion projected shortfall to cover expenses resulted from a projected $1.1 billion reduction in state tax revenues and $321 million in projected costs not accounted for in the fiscal 2009 budget.

On October 15, 2008, the Governor announced a plan to close the projected $1.421 billion shortfall. The plan consisted of three major components: (i) $1.053 billion in spending reductions and controls, (ii) a $200 million transfer from the Stabilization Fund and (iii) $168 million of additional revenues.

The most significant element of the Governor’s plan was $1.053 billion in spending reductions and controls. Approximately $755 million in reductions were made pursuant to Section 9C to accounts within state agencies under the Governor’s control and through other spending controls. The other spending controls were expected to result in savings of $146 million from deficiencies not being funded, $52 million from pension funding reconciliation (revising the previous funding schedule to take into account the valuation report described above under “Commonwealth Expenditures—Pension”) and $100 million in pension funding deferrals. The remaining deficiency was met by voluntary reductions in the budgets of the judiciary, the Legislature, other constitutional offices and district attorneys, which are not subject to the Governor’s authority to reduce spending pursuant to Section 9C.

On October 15, 2008, in order to implement the voluntary reductions and address the remainder of the deficiency, the Governor filed emergency supplemental budget legislation to extend the state pension funding schedule from 2023 to 2025 (permitting a $100 million reduction in the amount to be funded in fiscal 2009), authorize the withdrawal of an additional $200 million from the Stabilization Fund to meet fiscal 2009 obligations, formalize the voluntary spending reductions provided within non-executive accounts, establish tiers of state employee health insurance contributions based on ability to pay (which was expected to provide $28.5 million for the remainder of fiscal 2009), authorize up to $80 million to be spent for emergency snow and ice removal (in excess of previously appropriated amounts) and authorize the Governor to transfer amounts among appropriation line items within certain limits. On October 30, 2008, the Legislature enacted such legislation with some modifications: the Legislature’s version authorized $50 million for snow and ice removal and placed stricter limits on the Governor’s line item transfer authority, and the Legislature did not include the provisions relating to state employee health insurance. The Legislature and the Governor also agreed on a two-month tax amnesty program to be implemented by the Department of Revenue and completed by June 30, 2009. The final legislation, approved by the Governor on January 7, 2009, allowed the Department of Revenue to select which tax types and tax periods would be eligible for the tax amnesty provisions, under which the Department would waive accrued penalties for taxpayers with outstanding tax obligations. Such taxpayers would be required to pay their outstanding tax obligations and any accrued interest. On February 23, 2009, the Department of Revenue announced a limited tax amnesty program to be in effect from March 1, 2009 to April 30, 2009. The Department estimated that the program would result in $10 million to $20 million of revenue.

In his October 15, 2008 announcement, along with the proposals contained in the legislation and the Section 9C reductions, the Governor identified $168 million in additional revenues not previously budgeted for fiscal 2009, including $100 million in anticipated Department of Revenue judgments and settlements, $55 million in federal grants under the Temporary Assistance for Needy Families program and $13 million in local revenues anticipated under previously proposed legislation that would authorize municipalities to levy property taxes on certain telecommunications equipment (which would offset a like amount of General Fund moneys otherwise required to supplement lottery-funded local aid).

On January 13, 2009, the Secretary of Administration and Finance advised the Governor, pursuant to Section 9C, of a further deficiency of revenue of approximately $1.101 billion with respect to the appropriations approved to date for fiscal 2009. On the same day, the Secretary made a further downward revision to the fiscal 2009 tax revenue estimate.

On January 22, 2009, the Governor approved legislation giving him the authority to reduce fiscal 2009 local aid distributions, in addition to his previously authorized powers to reduce state spending under Section 9C. (Aggregate reductions in local aid were limited under the law to one-third of the total fiscal 2009 spending reductions ordered by the Governor.) On January 28, 2009, in conjunction with the filing of his fiscal 2010 budget recommendations, the Governor announced a plan to close the additional $1.101 billion shortfall in fiscal 2009. The plan consisted of an additional $191 million in expenditure reductions (including $128 million in reduced local aid distributions), $68 million in additional revenues ($25 million from expected tax settlements, $25 million from increased sales taxes resulting from a proposed elimination of certain exemptions, and $18 million from anticipated revisions of Registry of Motor Vehicles fees), $533 million in anticipated additional federal Medicaid funds and an additional draw of $327 million from the Stabilization Fund. On the same day, the Governor filed legislation to implement his plan for fiscal 2009, including the provisions previously rejected by the Legislature to establish tiers of state employee health insurance contributions based on ability to pay (the planned $28.5 million in budget savings for fiscal 2009 from these provisions was based on a January 1, 2009 effective date).

The legislation filed on January 28, 2009 would eliminate, effective April 1, 2009, the sales tax exemption for candy, sweetened soft drinks and alcoholic beverages purchased for off-site consumption. The Department of Revenue estimated that, assuming a June 1, 2009 effective date, enactment of the Governor’s proposed legislation would result in increased tax receipts in fiscal 2010 of $150 million. Of the fiscal 2010 receipts, $28.5 million would be dedicated to the Massachusetts School Building Authority, leaving $121.5 million to defray State expenditures related to wellness programs. The Governor’s proposed legislation would also impose a new 1% statewide sales tax on the retail sales of meals (in addition to the current 5% tax). Moneys received on account of this increase (an estimated $125 million in fiscal 2010) would be dedicated to local aid. On March 12, 2009, the Legislature enacted such legislation without the tax-related provisions or the provisions relating to Registry of Motor Vehicles fees and state employee health insurance. The tax-related provisions were referred to the Legislature’s Joint Committee on Revenues. The Governor subsequently approved the legislation on March 20, 2009.

As of March 26, 2009, the Executive Office for Administration and Finance had recently completed its annual mid-year review, in which current spending and revenue projections for fiscal 2009 were reviewed and updated. After updating its initial enhanced FMAP estimates and accounting for the loss of planned revenue relating to those provisions not included in the enacted version of the Governor’s supplemental legislation filed in January 2009, other gains and losses in non-tax revenue estimates, projected deficiencies yet to be filed, anticipated budgetary reversions and tax collections through February 2009 that were below the year-to-date benchmark, the Executive Office for Administration and Finance projected a potential additional $70 million to $100 million budget exposure in fiscal 2009, before taking into account additional revenue shortfalls that could materialize during the remainder of the fiscal year. As of March 26, 2009, the Executive Office for Administration and Finance continued to closely monitor tax revenue collections and evaluate economic forecasts, and the State indicated that the Executive Office for Administration and Finance would take appropriate action, as necessary, to ensure a balanced budget.

On April 15, 2009, based on year-to-date fiscal 2009 tax collections through March that were $117 million below the revised fiscal 2009 tax revenue estimate for the corresponding period, the Secretary of Administration and Finance further revised the tax revenue forecast for fiscal 2009 from $19.450 billion to $19.333 billion. The tax revenue shortfall, combined with approximately $39 million in spending and non-tax revenue-related exposures, resulted in a $156 million budget gap. The Governor’s plan at that time to close the budget shortfall included the use of $128 million in federal funds to be received under the American Recovery and Reinvestment Act of 2009, including $90 million from the State Fiscal Stabilization Fund, $16 million from additional budget cuts and spending controls and $12 million in savings from furloughs and workforce reductions.

On May 4, 2009, after analysis of April 2009 tax revenue collections that fell by $953 million, or 34.9%, from collections in April 2008, and which were $456 million below the monthly benchmark based on the fiscal 2009 revised revenue forecast of $19.333 billion, pursuant to Section 5B of Chapter 29 of the General Laws, the Secretary of Administration and Finance informed the Governor, the House and Senate Committees on Ways and Means, and the Joint Committee on Revenue that the fiscal 2009 revenue estimate was being further revised to $18.436 billion, a reduction of $897 million from the April 15, 2009 tax revenue forecast of $19.333 billion. Also on May 4, 2009, pursuant to Section 9C of Chapter 29 of the General Laws, the Secretary of Administration and Finance advised the Governor of a probable deficiency of revenue of approximately $953 million with respect to the appropriations approved to date for fiscal 2009 and certain non-discretionary spending obligations that had not been budgeted. The $953 million projected shortfall to cover expenses resulted from the $897 million reduction in projected state tax revenues from the revised tax revenue forecast and $56 million in projected costs not accounted for in the fiscal 2009 budget.

On May 7, 2009, the Governor filed supplemental budget legislation containing a number of solutions to close the projected $953 million shortfall. The legislation included five major components to close the projected shortfall: (i) accessing approximately $322 million in State Fiscal Stabilization Funds included in the American Recovery and Reinvestment Act, (ii) a $461 million transfer from the Stabilization Fund, (iii) eliminating a planned $100 million deposit to the Stabilization Fund that was authorized in fiscal 2008 but had yet to be executed, (iv) a $50 million transfer from the State Convention Center Fund established for the benefit of the Massachusetts Convention Center Authority and (v) reducing the General Fund contribution to the Health Safety Net Trust Fund by $15 million in order to meet projected deficiencies in the MassHealth program. (Even with this $15 million reduction, the Health Safety Net was projected to have a surplus in its fiscal 2009). The bill would also decouple the Commonwealth’s tax laws from certain provisions of the American Recovery and Reinvestment Act that would otherwise reduce fiscal 2010 state tax revenue by more than $100 million, while avoiding state taxation of certain additional federal unemployment benefits. The legislation also included supplemental appropriations totaling $173.6 million, including $75.8 million for state employee health benefits, $32 million for the County Sheriffs Reserves and $28.4 million for the MassHealth program to meet increasing service utilization costs (raising total projected fiscal 2009 MassHealth spending to $8.627 billion).

Fiscal 2010 Budget Proposals

On January 28, 2009, the Governor filed with the Legislature his budget recommendations for fiscal 2010. The Governor’s recommendations were based on the consensus tax revenue estimate for fiscal 2010 of $19.530 billion, plus $325 million in anticipated additional sales taxes resulting from a proposed elimination of certain exemptions, as well as increases to the State’s meals tax and hotel/motel room occupancy tax. The Governor’s recommendations called for total spending in fiscal 2010 to exceed total anticipated spending in fiscal 2009 by just 0.5%.

Overall, the Governor proposes to use $1.4 billion in Stabilization Funds over fiscal years 2009 and 2010. As of March 26, 2009, $601 million had already been authorized for fiscal 2009 and an additional $325 million was recommended to help close the remaining shortfall. The fiscal 2010 budget relies on an additional $489 million, not including the suspension of the statutorily required deposit. At the end of fiscal 2010, the balance of the Stabilization Fund is expected to be approximately $850 million to $888 million, depending on investment earnings. The Governor’s fiscal 2010 budget recommendations also rely on $711 million in additional federal revenues through increases in the FMAP made available under the American Recovery and Reinvestment Act of 2009. Updated estimates suggest that over $1.1 billion in additional federal Medicaid matching funds will be available to the Commonwealth in fiscal 2010.

The American Recovery and Reinvestment Act of 2009 was signed by the President on February 17, 2009 and includes aid to states through increases in the FMAP, which is the federal matching percentage for the Medicaid program. In total, the federal legislation provides approximately $87 billion in FMAP funding to states, territories and the District of Columbia, based on expenditures made between October 1, 2008 and December 31, 2010. The federal aid amounts included in the Governor’s fiscal 2009 and fiscal 2010 budget blueprints were based on then-current estimates of temporarily enhanced federal Medicaid matching funds expected to be available to the Commonwealth in those years. Based on the Commonwealth’s understanding of the version of the federal bill that was pending in the U.S. House of Representatives when the Governor released his budget recommendations, the Governor’s budget proposal assumes $1.244 billion of stimulus FMAP funds over fiscal 2009 and fiscal 2010. The fiscal 2009 budget relied on $533 million, and the fiscal 2010 budget relies on $711 million. The Commonwealth’s total amount of stimulus FMAP over the 27-month period will ultimately depend on actual Medicaid spending, as well as the Commonwealth’s unemployment rate, which is taken into account by the FMAP formula specified in the federal stimulus legislation.

The amount of federal aid and Stabilization Fund moneys used in solving the fiscal 2009 and fiscal 2010 shortfalls was calibrated to ensure that the amounts used in fiscal 2010 were less than what was programmed for use in fiscal 2009. This places a greater emphasis on cuts, savings and revenues to balance the fiscal 2010 budget, solutions that have longer-term benefits. The Governor’s fiscal 2010 budget recommendations would leave one-time resources available at the end of fiscal 2010 equal to those used in balancing the fiscal 2010 budget. The projected FMAP balance of $355 million, when combined with the projected $850 million to $888 million Stabilization Fund balance at the end of fiscal 2010, would leave equivalent levels of reserves in fiscal 2011 to those that were used in fiscal 2010.

Consistent with the Governor’s proposal for the second half of fiscal 2009, the Governor’s fiscal 2010 budget recommendations base state employee health care contributions on salary levels and affordability rather than date of hire, a change that is expected to result in $60.4 million of budget savings in fiscal 2010. Medicaid cost controls and savings in fiscal 2010 are expected to amount to $357 million ($178 million in state dollars net of federal reimbursement). Taking into account off-budget reductions, the total Medicaid savings are expected to be $374 million ($187 million in net state dollars) from the level of spending that will be required to maintain the same level and provision of medical services funded following the Section 9C spending cuts announced on October 15, 2008. Local aid reductions would total $220 million from fiscal 2009 funding levels, and reductions to Executive and Non-Executive branch agencies would total $871 million from the level of spending that would be required to maintain the same level and provision of services by these agencies following the October 15, 2008 spending cuts under Section 9C. The Governor’s fiscal 2010 budget recommendations would maintain Chapter 70 funding at fiscal 2009 levels. As the Governor’s budget recommendations were being developed, funding Chapter 70 at the formula level would have cost an additional $300 million for fiscal 2010. On March 19, 2009, the Governor announced that he would commit $168 million in federal education recovery funds to ensure that every district in the Commonwealth reached so-called foundation spending levels for fiscal 2010. In a March 24, 2009 announcement Governor Patrick committed $162 million in federal education recovery funds to restore reductions to the Commonwealth’s higher education system that were included in his fiscal 2010 budget recommendations.

The Governor’s fiscal 2010 budget recommendations anticipate revisions of Registry of Motor Vehicles fees (expected to generate an additional $74.5 million in fiscal 2010), an increase in nursing home assessments (expected to generate an additional $75 million in fiscal 2010), additional federal funding provided by the TANF Contingency Fund in the amount of $73 million and an additional $20 million in unclaimed bottle deposits resulting from an expansion of the “bottle bill” to require deposits on more types of bottles. The Governor is proposing to convert the existing seven county sheriffs to state sheriffs to provide for more stable and predictable budgeting and to achieve cost savings by allowing the State Group Insurance Commission to provide their employees’ health care.

To alleviate financial stress on cities and towns, the Governor is proposing to authorize an increase from 4.0% to 5.0% (an increase of 4.5% to 5.5% for the City of Boston) in the allowable local option hotel/motel rooms occupancy tax (expected to generate a maximum of $24 million in fiscal 2010, should all cities and towns elect to impose the increase), as well as a new local option 1% meals tax (expected to generate a maximum of $125 million in fiscal 2010, should all cities and towns elect to impose the increase). The Governor is also proposing an additional 1% state meals tax (in addition to the existing 5% tax), and an increase in the state room occupancy tax rate from 5.7% to 6.84%. Revenues from the incremental increases in both of such rates would be dedicated to local aid (expected to generate $149 million in fiscal 2010). The

Governor is also proposing, as he did last year, to eliminate the property tax exemption for certain telecommunications equipment, which is expected to add an aggregate $50 million in fiscal 2010 to municipal tax revenues.

The Governor’s fiscal 2010 budget recommendations also propose a new mechanism for budgeting for revenues generated by taxes on capital gains. As part of the annual process for developing a consensus tax revenue estimate, a maximum amount of capital gains tax revenues would be identified for inclusion in the annual estimate for budgeting purposes, based on multi-year trends. The amount, if any, of capital gains taxes received during the ensuing fiscal year in excess of the maximum budgeted amount would be deposited in the Stabilization Fund, to the extent that total tax revenue collections exceed the annual tax revenue estimate.

On May 1, 2009, the House of Representatives approved a budget for fiscal 2010 that was based on the original consensus tax revenue estimate for fiscal 2010 of $19.530 billion, plus $900 million in anticipated additional sales tax receipts resulting from a proposed increase in the sales tax rate from 5% to 6.25%.

In a joint announcement on May 6, 2009, the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means revised the fiscal 2010 revenue estimate downward by $1.5 billion, from $19.530 billion to $17.989 billion. As of May 13, 2009, the Executive Office for Administration and Finance were in the process of revising the Governor’s fiscal 2010 budget recommendations to reflect this most recent revenue estimate and planned to release revised recommendations by the end of May.

On May 13, 2009, the Senate Committee on Ways and Means released its fiscal 2010 budget, which is based upon the revised consensus tax revenue estimate for fiscal 2010 of $17.989 billion. According to the Committee, its budget provides for $26.719 billion in spending, and relies upon a $314 million withdrawal from the Stabilization Fund. The Committee’s budget does not include a proposed increase to the state sales tax rate. The budget was expected to be deliberated on the Senate floor during the week of May 18, 2009.

The differing versions of the fiscal 2010 budget were expected ultimately to be reconciled by a legislative conference committee.

American Recovery and Reinvestment Act

The American Recovery and Reinvestment Act of 2009 provides federal funding to stimulate job creation, limit cuts to core social services and protect vulnerable citizens in the Commonwealth and other states. The Commonwealth expects to receive billions of dollars in funding for programs that were expected to provide direct budgetary relief, help to meet increased demand for unemployment insurance and other safety net programs and fund transportation, energy efficiency and other capital project needs.

On March 19, 2009, the Executive Office for Administration and Finance presented the Governor’s economic recovery plan for the Commonwealth to the Legislature’s Joint Committee on Federal Stimulus Oversight. As part of that presentation, the Committee was briefed on the American Recovery and Reinvestment Act, including initial estimates of the amount of federal aid the Commonwealth was slated to receive under the federal bill, how the moneys would be distributed, what accountability and transparency processes had been and would be put in place, and the role that the American Recovery and Reinvestment Act played in the larger economic recovery plan. On March 20, 2009, the Governor filed legislation to facilitate the Commonwealth’s compliance with the American Recovery and Reinvestment Act’s eligibility requirements, deadlines and the accomplishment of its objectives.

One component of the American Recovery and Reinvestment Act that provides significant, direct budgetary relief to states is the increase in the FMAP. In total, the federal legislation provides approximately $87 billion in additional FMAP funding to states, territories and the District of Columbia, based on expenditures made between October 1, 2008 and December 31, 2010. The federal aid amounts included in the Governor’s fiscal 2009 and fiscal 2010 budget blueprints were based on then-current estimates of temporarily enhanced federal Medicaid matching funds expected to be available to the Commonwealth in those years. Based on the Commonwealth’s understanding of the version of the federal bill that was pending in the U.S. House of Representatives when the Governor released his budget recommendations, the Governor’s budget proposal assumed $1.244 billion of stimulus FMAP funds over fiscal 2009 and fiscal 2010. The fiscal 2009 budget relied on $533 million, and the fiscal 2010 budget relies on $711 million.

Updated estimates based on the final version of the American Recovery and Reinvestment Act of 2009 suggest that the Commonwealth will in fact receive greater amounts of additional federal revenue through increases in the FMAP. Accounting for projected fiscal 2009 and fiscal 2010 spending eligible for Medicaid matching funds and projected state unemployment levels, as of March 26, 2009, the Commonwealth expected to receive $806 million in fiscal 2009 and over $1.1 billion in fiscal 2010 in additional Medicaid matching funds. On March 25, 2009, the Governor proposed a framework for using the additional revenues beyond the original estimates of FMAP receipts ($273 million in additional FMAP funds in fiscal 2009 and $406 million in fiscal 2010) to help fund additional, high-priority Medicaid spending and address other potential health care-related needs. The Commonwealth’s total amount of stimulus FMAP over the 27-month period will ultimately depend on actual Medicaid spending, as well as the Commonwealth’s unemployment rate, which is taken into account by the FMAP formula specified in the federal stimulus legislation.

The other component of the American Recovery and Reinvestment Act that provides significant direct budgetary relief to states is the State Fiscal Stabilization Fund. The Commonwealth expects to receive approximately $994 million from the Fund, 81.8% of which must be used (a) to restore state aid to school districts to the greater of the fiscal 2008 or fiscal 2009 level in fiscal 2009, fiscal 2010 and fiscal 2011 (and to fund K-12 formula increases for fiscal 2010 and fiscal 2011) and (b) to restore state support to public institutions of higher education to the greater of the fiscal 2008 or fiscal 2009 level to the extent feasible. Funds also may be used to support early childhood education, and any remaining funding must be allocated to school districts based on the Title I formula.

Cash Flow

The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in the need for short-term cash flow borrowings. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes, must be repaid by the end of the fiscal year (June 30). As of March 26, 2009, the State had liquidity support for a $1 billion tax-exempt commercial paper program for general obligation notes, through five $200 million credit lines due to expire in January 2010, June 2010, December 2010 (two lines) and September 2011, respectively. The Commonwealth has relied upon this $1 billion commercial paper capacity for additional liquidity since 2002.

A cash flow forecast for fiscal 2009 and fiscal 2010 was released on March 4, 2009 by the State Treasurer and the Secretary of Administration and Finance. The fiscal 2009 cash flow forecast incorporated actual spending and revenue through January 2009. The March 4, 2009 cash flow reported an actual cash balance on January 30, 2009 of $1.276 billion, approximately $24.3 million lower than the July 1, 2008 cash balance of $1.301 billion that opened the fiscal year.

The March 4, 2009 forecast was based on actual spending and revenue through January 2009 and then-current estimates for the remainder of fiscal 2009. The forecast took into account the expenditure reductions and revised fiscal 2009 tax revenue estimate announced on October 15, 2008 and further revisions made on January 13, 2009. The forecast was also based on the five-year capital investment plan published in December 2008 by the Executive Office for Administration and Finance. The forecast reflected Lottery projections described above. The forecast assumed the receipt of $288.5 million on April 15, 2009 pursuant to the tobacco master settlement agreement.

Based on the March 4, 2009 projections, the fiscal 2009 forecast showed an overall decline in the non-segregated cash balance from $1.198 billion to $1.093 billion. Several factors affected the overall decline in the cash balance, including general obligation bond proceeds received in fiscal 2008 which were projected to be spent in fiscal 2009, fiscal 2008 appropriations carried forward and authorized to be expended in fiscal 2009 and transfers resulting from the fiscal 2008 consolidated net surplus calculation.

The March 4, 2009 forecast took into account the cash flow borrowings that the Commonwealth had undertaken to that point, including the $750 million of revenue anticipation notes issued on October 10, 2008 (which were to be repaid in equal installments on April 30, 2009 and May 29, 2009) and borrowings under the Commonwealth’s $1 billion commercial paper program, then outstanding in the amount of $800 million. The forecast anticipated that $800 million of commercial paper would be outstanding at least through the end of March 2009.

The March 4, 2009 projections like previous projections anticipated the issuance by the Commonwealth of $1.9 billion in bonds in fiscal year 2009 to fund capital projects. In addition, the report noted that past capital spending had not been funded from the proceeds of bonds issued in prior fiscal years and therefore additional borrowing of approximately $192.9 million was expected to occur in fiscal 2009 to reimburse those expenditures. As of March 2009, the Commonwealth had issued $500 million in bonds in September 2008 and $525 million in bonds in February 2009, the proceeds of which were applied to capital spending. The cash flow forecast assumed the issuance of $450 million in May 2009 and $279 million in June 2009. The Commonwealth repaid $200 million in outstanding commercial paper on February 6, 2009, with the remaining $800 million expected to remain outstanding at least through the end of March 2009.

The fiscal 2010 projections were based on the Governor’s fiscal 2010 budget recommendations. The Governor’s budget recommendations have traditionally been used as the starting point for the cash flow projections and were used in the March 4, 2009 projections even though the State Treasurer and the Secretary of Administration and Finance had not reached final agreement on the underlying assumptions contained in the Governor’s recommendations.

The Commonwealth’s five-year capital investment plan, which is reviewed annually, calls for fiscal 2010 bond issuance of approximately $2.0 billion. This amount includes $1.6 billion in bond cap, $126.1 million of borrowing capacity carried forward from fiscal year 2008 and nearly $300 million of borrowing for the accelerated bridge program.

The fiscal 2010 forecast further assumed cash flow borrowings of $1.050 billion in August 2009 in three equal tranches of $350 million. The three tranches were forecast to mature in April, May and June 2010, respectively. The forecast also assumed the issuance of $400 million in commercial paper to enhance the Commonwealth’s liquidity at the end of calendar 2009. All short-term borrowings were forecast to be retired by the end of fiscal 2010. The forecast assumed the receipt of $294.8 million in April 2010 pursuant to the tobacco master settlement agreement.

The Commonwealth continues to pay down its outstanding revenue anticipation notes, including commercial paper. As of May 11, 2009, the Commonwealth had $378,750,000 in commercial paper outstanding, with $186,000,000 expected to be repaid in May 2009 and the remaining $192,750,000 expected to be repaid by June 12, 2009. The Commonwealth’s remaining revenue anticipation notes, outstanding in the amount of $375,000,000, were due to mature on May 29, 2009.

As of May 13, 2009, the Commonwealth had drawn down $627.4 million out of a total fiscal 2009 estimated allotment of $806 million in federal Medicaid reimbursement, with the remainder expected to be drawn down by the end of the fiscal year. The Commonwealth had drawn down $737 million in principal from the Commonwealth Stabilization Fund out of an authorized and proposed draw of $1.398 billion. The Commonwealth anticipated drawing the remaining balance as soon as the Governor’s proposal was approved by the Legislature. In addition, $412 million was expected to be received by the end of fiscal 2009 from the State Fiscal Stabilization Fund pursuant to the American Recovery and Reinvestment Act of 2009 (not to be confused with the Commonwealth’s Stabilization Fund). These resources were expected to permit the Commonwealth to maintain liquidity through the end of fiscal 2009. As of May 11, 2009, average daily cash balances through June 30, 2009 were expected to exceed $500 million.

LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. As of May 13, 2009, in the opinion of the Attorney General, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Ricci v. Okin, United States District Court, First Circuit Court of Appeals. Challenges by residents of five state schools for the retarded in the 1970s resulted in a consent decree, which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in Massachusetts. On May 25, 1993, the District Court vacated all consent decrees and court orders, replacing them with a final order requiring lifelong provision of individualized services to class members and imposing requirements regarding staffing, maintenance of effort (including funding) and other matters. On July 14, 2004, a subset of plaintiffs filed a motion to reopen the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation allegedly is not in compliance with the 1993 final order, mostly relating to the Commonwealth’s plan to close the Fernald Developmental Center. On August 14, 2007, the District Court reopened the case, restored it to the active docket, and, inter alia, ordered the Department to continue to offer Fernald Developmental Center as a residential placement option for its residents. The Department appealed the District Court’s actions to the United States Court of Appeals for the First Circuit. On October 1, 2008, the United States Court of Appeals for the First Circuit reversed the District Court orders. In response to a motion for panel rehearing filed by opposing parties, the Court of Appeals, on November 18, 2008, directed entry of judgment dismissing with prejudice all claims made that resulted in the issuance of the contested District Court orders. On February

2, 2009, the parties whose claims were dismissed filed a petition for writ of certiorari in the United States Supreme Court. The United States Supreme Court denied the petition of the Fernald class members for a writ of certiorari, and so the decision of the U.S. Court of Appeals for the First Circuit, favorable to the Commonwealth, stands.

Hutchinson et al v. Patrick et al., United States District Court, Western Division. This is a class action seeking declaratory and injunctive relief brought by two organizations and five individuals with brain injuries who are residents of various nursing facilities. Plaintiffs claim that they and a class of brain-injured individuals are entitled to, among other things, placement in community settings. Plaintiffs assert claims under the Americans with Disabilities Act, the Rehabilitation Act and the Medicaid Act. Plaintiffs filed their complaint on May 17, 2007 and filed an amended complaint on June 18, 2007. Defendants filed their answer to the amended complaint on July 16, 2007. Pursuant to the plaintiffs’ motion, which the defendants opposed, the District Court certified a class of approximately 8,000 Massachusetts residents who were as of March 26, 2009 or at any time during the litigation Medicaid-eligible; have suffered a brain injury after the age of 22; and either reside in a nursing or rehabilitation facility or are eligible for admission to such a facility. The potential fiscal impact of an adverse decision is unknown, but could be millions of dollars annually. The parties reached settlement and a settlement agreement was signed on May 30, 2008. After a fairness hearing on July 25, 2008, where there were no objections from class members, the court entered an order on September 19, 2008 approving the final comprehensive settlement agreement and retaining jurisdiction over the case pending compliance with the terms of the settlement agreement.

Rolland v. Patrick, United States District Court, Western Division. This is a class action by mentally retarded nursing home patients seeking community placements and services that resulted in a settlement agreement. In July 2001, the District Court found that the Commonwealth had breached portions of the agreement and was in violation of certain legal requirements related to the provision of “active treatment” to class members. The United States Court of Appeals for the First Circuit affirmed the District Court’s order in January 2003. In April 2007, the District Court found that, despite a “tremendous amount of work,” and substantial improvement in the provision of services, the Commonwealth has not yet ensured that all class members receive active treatment. A court monitor was appointed to evaluate whether each class member is receiving active treatment. The parties reached a new settlement agreement under which 640 community placements would be created; placement of a class member in the community would take the place of any further obligation to provide “active treatment” to that individual. After a hearing on May 22, 2008, the court found that the agreement was fair, reasonable and adequate, and approved it in a written decision issued on June 16, 2008. A group of class members is challenging the court-approved settlement agreement on appeal to the United States Court of Appeals for the First Circuit. This case carries the potential for a prospective increase in annual program costs of more than $20 million.

Health Care for All v. Romney et al., United States District Court. A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth’s administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth’s administration of the dental program fails to comply with federal Medicaid law. On February 8, 2006, the District Court entered judgment against the state defendants on three counts of the plaintiffs’ third amended complaint with respect to MassHealth-eligible members under age 21. Pursuant to that judgment, the Commonwealth must develop and implement a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Crucial aspects of the plan, including certain regulatory changes and the retention of a third-party administrator for the MassHealth dental plan, have already been implemented, but it is anticipated that additional program costs necessary to comply with the judgment will be incurred over the next several fiscal years. It is not possible, at this time, to accurately estimate the amount of likely future program costs that will be required to comply with the judgment.

Rosie D. et al. v. the Governor, United States District Court, Western Division. In a memorandum of decision dated January 26, 2006, the District Court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment (“EPSDT”) provisions of the Medicaid Act. On February 22, 2007, the District Court adopted the defendants’ proposed remedial plan, with some modifications, and, on July 16, 2007, entered judgment in accordance with that plan, as modified. The Commonwealth did not appeal from that judgment and has begun implementation of its remedial plan. The plan originally contemplated full implementation by June 30, 2009, but, on the Commonwealth’s motion, the court modified the judgment to extend the date for full implementation to November 30, 2009. On January 14, 2009, the court allowed plaintiffs’ motion for $7 million in legal fees. The cost of implementation is likely to exceed $20 million annually beginning in fiscal 2009.

Disability Law Center, Inc. v. Massachusetts Department of Correction et al., United States District Court. The Disability Law Center (“DLC”) filed suit against the Department of Correction (“DOC”) and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the Eighth Amendment of the United States Constitution, the Americans with Disabilities Act and the Rehabilitation Act of 1973. DLC asks the court to enjoin DOC from confining mentally ill prisoners in segregation for more than one week and to require DOC to establish a maximum security residential treatment unit or units as an alternative to segregation. DLC has proposed a broad definition of mental illness, which, if adopted, would cover a large percentage of DOC’s segregation population. DLC’s counsel and consultants (a psychiatrist, a psychologist and a corrections specialist) have toured several DOC facilities and have interviewed numerous segregation inmates. DLC has received the medical and mental health records of numerous inmates. As of May 13, 2009, the case was stayed while the parties were engaged in settlement discussions. A report on the progress of those discussions was due to be filed on May 15, 2009. While DLC requests only injunctive relief, estimated increased program costs could amount to over $25 million in the event of an adverse outcome.

Harper et al. v. Massachusetts Department of Transitional Assistance, United States District Court. This lawsuit was filed by four individuals seeking to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Massachusetts Department of Transitional Assistance. Plaintiffs allege that the Department’s practices and policies with respect to processing applications for benefits, notifying recipients of changes in benefits and identifying applicants or recipients with disabilities fail to make reasonable accommodations for applicants and recipients with disabilities, and therefore violate the Americans with Disabilities Act and the Rehabilitation Act of 1973. Plaintiffs seek systemic changes to the Department’s policies for processing benefits applications, notifying applicants or recipients of benefit awards or changes and making disability determinations. The Department has answered the complaint, and as of March 26, 2009, the parties were conducting discovery and would soon engage in class certification practice. Though the suit is in its incipient stages and the existence and scope of liability are contested, the cost of implementing the changes demanded by the plaintiffs could be millions of dollars.

Medicaid Audits and Regulatory Reviews

In re: Disallowance by the U.S. Department of Health and Human Services Centers of Medicare and Medicaid Services (Targeted Case Management). On March 20, 2008, the Centers for Medicare and Medicaid Services (“CMS”) issued a notice of disallowance of $86,645,347 in Federal Financial Participation (“FFP”). As the basis for the disallowance, CMS cited the final findings of an audit conducted by the Office of the Inspector General (“OIG”) of the U.S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services. The Commonwealth is appealing the CMS disallowance to the Departmental Appeal Board of the U.S. Department of Health and Human Services. On December 31, 2008, the Departmental Appeals Board affirmed the disallowance. The Commonwealth filed an appeal of the disallowance in federal district court on February 25, 2009.

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The federal Health Care Financing Administration (now CMS) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth’s Health Safety Net Trust Fund (formerly the Uncompensated Care Pool) might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth’s assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. The Commonwealth believes that the assessments are within the federal law pertaining to health care-related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. The Commonwealth anticipated that, by the end of pool fiscal year 2009, the Commonwealth would have collected an estimated $4.656 billion in acute hospital assessments since 1990 and an estimated $1.557 billion in surcharge payments since 1998. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states. As of March 26, 2009, new federal regulations on health care-related taxes were, in large part, subject to a moratorium on implementation through June 30, 2009.

In re: Deferral of 2005 MassHealth acute hospital supplemental payments. In March 2006, CMS deferred payment of claims for FFP totaling almost $52.5 million. This amount represents the federal share of the portion of MassHealth supplemental payments to Boston Medical Center (“BMC”), Cambridge Health Alliance (“CHA”) and UMass Memorial Health Care, Inc. (“UMMHC”), hospitals attributable to dates of service in or before fiscal 2003. CMS released $16.4 million in FFP for payments to BMC and CHA and is holding $27 million in FFP for payments to UMMHC pending resolution of the OIG audit. The Executive Office of Health and Human Services returned $9 million in FFP based on its own update of projected payment limits.

In re: Audit by the U.S. Department of Health and Human Services Office of the Inspector General (UMMHC hospital supplemental payments). The OIG is auditing MassHealth supplemental payments made to the UMass Memorial Health Care hospitals in 2004 and 2005. In a draft report, the OIG identified an overpayment of $40 million in FFP based on the allowability of hospital-based physician services. As of March 26, 2009, the OIG was reconsidering its findings.

Taxes

There are several tax cases pending that could result in significant refunds if taxpayers prevail. The Commonwealth has indicated that it is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of March 31, 2008, approximately $139 million in contingent liabilities exist in the aggregate in tax cases pending before the Appellate Tax Board, Appeals Court or Supreme Judicial Court. These contingent liabilities include both taxes and interest. Several cases comprise a sizeable share of these liabilities.

TJX Companies v. Commissioner of Revenue (“TJX I” & “TJX II”), Appellate Tax Board, Appeals Court. In TJX II, the taxpayer is challenging a tax liability of approximately $17 million (including interest) at the Appellate Tax Board arising from the Commissioner’s disallowance of deductions for various royalty payments and interest taken in connection with transactions between several subsidiaries of the taxpayer. The Appellate Tax Board decided TJX I in favor of the Commissioner in 2006 and, on August 15, 2007, issued a 112-page report, affirming the taxpayer’s liability of approximately $24 million, but also requiring a refund of approximately $1.8 million, which has been made. TJX has appealed the Board’s decision, and the parties argued this case to the Massachusetts Appeals Court on November 3, 2008. The Board has stayed TJX II pending the outcome of TJX I, although the facts and circumstances of each are slightly different. According to the statement of agreed facts submitted to the Appellate Tax Board in TJX I, the amount in dispute, exclusive of interest, was approximately $9.8 million. According to the Appellate Tax Board decision, the amount of the abatement granted was $840,731. The Appeals Court largely affirmed the decision of the Appellate Tax Board in an unpublished decision dated April 3, 2009. As of May 13, 2009, TJX had applied to the Supreme Judicial Court for further appellate review, which the Commonwealth indicated the State defendant would oppose.

MBNA America Bank v. Commissioner of Revenue, Greenwood Trust Company v. Commissioner of Revenue, Providian National Bank v. Commissioner of Revenue, Capital One Bank and Capital One F.S.B. v. Commissioner of Revenue, Appellate Tax Board, Appeals Court, Supreme Judicial Court. These are claims under the Commerce Clause of the United States Constitution challenging the application of the financial institutions excise to certain credit card companies. The total potential refund in these cases is approximately $25 million. In Capital One Bank, the Supreme Judicial Court on January 8, 2009 upheld a financial institutions excise tax on a company issuing credit cards to Massachusetts residents that amounted to approximately $2 million for the years at issue in the case. The taxpayer had argued that the Commerce Clause of the U.S. Constitution requires that a corporation have a physical presence in a state before that state may impose an excise measured by the corporation’s net income. The Court held that a physical presence is not required and that the company’s contacts with Massachusetts customers created a substantial nexus with Massachusetts. On March 19, 2009, Capital One Bank filed a petition for a writ of certiorari in the United States Supreme Court.

Philip DeMoranville and others v. Commonwealth of Massachusetts, Suffolk Superior Court. Plaintiff, on his own behalf, and on behalf of similarly situated taxpayers, challenges a 2005 statute that authorizes the abatement of approximately $200 million in capital gains taxes, alleging that the Legislature’s determination that no interest shall be paid on the refunds is unconstitutional. Should the plaintiff prevail, the total potential refund could be approximately $56 million. On May 15, 2008, the Commonwealth served a motion to dismiss the complaint for failure to state a claim upon which relief could be granted. The court dismissed the case in January 2009 for failure to exhaust administrative remedies. Following dismissal by the Superior Court, the Supreme Judicial Court granted direct appellate review of that decision.

Geoffrey, Inc. v. Commissioner of Revenue, Supreme Judicial Court. On January 8, 2009, the Supreme Judicial Court upheld a foreign corporation excise tax (amounting to approximately $1.2 million for the years at issue) on an out-of-state company that received royalties for the use of its trademarks by its subsidiaries operating in Massachusetts. The taxpayer had argued that the Commerce Clause of the United States Constitution requires that a corporation have a physical presence in a state before that state may impose an excise measured by the corporation’s net income. The Court rejected the argument and held that Geoffrey (the name of the giraffe in the Toys- R-Us logo) was taxable because it licensed its intangible property for use in Massachusetts and derived income from the use of its property in Massachusetts. These contacts, said the Court, created a substantial nexus with the Commonwealth that satisfies the Commerce Clause. The taxpayer has 90 days from entry of judgment in which to file a petition for a writ of certiorari in the United States Supreme

Court. Prior to the end of May 2009, the Commonwealth expected to submit an opposition to a petition for a writ of certiorari filed by Geoffrey, Inc. in the United States Supreme Court.

Other Revenues

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al. (2003 NPM Adjustment). This matter arises under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by Massachusetts and 45 other states, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Marianas (collectively, the “States”), against the major tobacco manufacturers. Under the MSA, payments made by the Original Participating Manufacturers (“OPMs”) and Subsequent Participating Manufacturers (collectively the “Participating Manufacturers” or “PMs”) are subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if the OPMs suffer a specified market share loss as compared to the OPMs’ market share during the base year 1997. Because the OPMs did suffer the requisite market share loss in 2003, the OPMs are seeking to reduce, by $1.1 billion (or 18.6%), the $6.2 billion payment they made to the States for 2003. Under the MSA, a nationally recognized economic firm selected jointly by the States and the OPMs (the “Firm”) must make a determination that “the disadvantages experienced” by the PMs as a result of complying with the MSA were “a significant factor contributing to the Market Share Loss” for 2003. Even if such a determination were made, the States could still avoid the $1.1 billion adjustment if it was determined that the States “diligently enforced” their individual NPM Escrow Statutes. The Significant Factor Determination (SFD) proceeding got underway in June 2005. The Firm issued its final determination on March 27, 2006 and found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ market share loss in 2003. Immediately following the Firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2006 annual MSA payment in the amount of $1.1 billion which would have reduced the initial 2006 payout to Massachusetts by approximately $45-50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2003. Philip Morris paid its entire April 2006 annual MSA payment, but R.J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2006 payout to Massachusetts by approximately $30 million.

On April 18, 2006, upon the PMs’ withholding of the payment due April 17, 2006, the Commonwealth filed an emergency motion in Middlesex County Superior Court seeking immediate payment of the disputed amount and a judicial declaration that the Commonwealth diligently enforced its escrow statute during 2003. The PMs filed a motion to compel arbitration. On June 22, 2006, the Superior Court allowed the PMs’ motion to compel arbitration of the diligent-enforcement dispute and dismissed the Commonwealth’s complaint. The Commonwealth appealed the Superior Court’s order, and the Supreme Judicial Court allowed its application for direct appellate review. On April 23, 2007, the Supreme Judicial Court affirmed the Superior Court’s order dismissing the Commonwealth’s complaint and compelling arbitration of the diligent enforcement dispute. The Supreme Judicial Court did not resolve the merits of the diligent enforcement dispute, leaving that determination to a panel of arbitrators selected in accordance with the terms of the MSA.

If the Commonwealth prevails in establishing that it diligently enforced its NPM escrow statute during 2003, then it will be immune from any potential NPM adjustment that the Independent Auditor may be required to make, and the approximately $30 million in withheld payments will have to be released to the Commonwealth. If, on the other hand, the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2003 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2004 NPM Adjustment) The SFD proceeding for a 2004 NPM Adjustment commenced in May 2006. Because the OPMs did suffer the requisite market share loss in 2004, they are seeking to reduce, by approximately $1.1 billion, the MSA payments they made to the States for 2004 sales. In February 2007, the Firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2004 market-share loss. Immediately following the Firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2007 annual MSA payment in the amount of $1.1 billion, which would have reduced the initial 2007 pay-out to Massachusetts by approximately $45-50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2004. Philip Morris paid its entire April 2007 annual MSA payment, but R. J. Reynolds and Lorillard withheld their portion of the NPM Adjustment which reduced the initial 2007 payout to Massachusetts by approximately $30 million. Consistent with the procedures outlined above, the States can avoid the 2004 NPM Adjustment if it is determined that the States diligently enforced their individual NPM escrow statutes. If the Commonwealth does not prevail, future MSA payments to

Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2004 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2005 NPM Adjustment) The SFD proceeding for a 2005 NPM Adjustment commenced in May 2007. Because the OPMs did suffer the requisite market share loss in 2005, they are seeking to reduce, by approximately $709 million, the MSA payments they made to the states for 2005 sales. In February 2008, the Firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2005 market-share loss. Immediately following the Firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2008 annual MSA payment in the amount of $709 million, which would have reduced the initial 2008 pay-out to Massachusetts by approximately $28-30 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the states had diligently enforced their escrow statutes during 2005. Philip Morris paid its entire April 2008 annual MSA payment, but R.J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2008 payout to Massachusetts by approximately $21 million. Consistent with the procedures outlined above, the States can avoid the 2005 NPM Adjustment if it is determined that the States diligently enforced their individual NPM Escrow Statutes. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2005 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2006 NPM Adjustment) The SFD proceeding for a 2006 NPM Adjustment commenced in May 2008. Because the OPMs did suffer the requisite market share loss in 2006, they are seeking to reduce, by approximately $611 million, the MSA payments they made to the States for 2006 sales. In March 2009, the Firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2006 market-share loss. As in past years, the Commonwealth anticipated that one or more of the OPMs would withhold a portion of their payments due on April 15, 2009, to account for the 2006 NPM Adjustment. This withholding could reduce the Commonwealth’s anticipated payment by approximately $24 million or less, depending on how many OPMs withhold payments. Consistent with the procedures outlined above, the States could avoid the 2006 NPM Adjustment if it is determined that the States diligently enforced their individual NPM escrow statutes. If the Commonwealth does not prevail, future MSA payments to the Commonwealth would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2006 MSA payment, depending upon the outcome of similar NPM proceedings against other States.

As of March 26, 2009, no arbitration panel had been selected and no arbitration proceeding had been scheduled to resolve the ongoing NPM adjustment disputes. In January 2009, however, the Commonwealth and other settling states entered into an agreement on arbitration with the OPMs. Broadly stated, the agreement on arbitration provides for a national arbitration proceeding to resolve the ongoing NPM adjustment disputes. As consideration for the states’ assent to this agreement, the OPMs agreed, among other things, to release the funds withheld from their April 2008 MSA payments in connection with the 2005 NPM adjustment dispute. Notwithstanding this release of funds, the OPMs continue to contest the states’ diligent enforcement of their escrow statutes. Nevertheless, as a result of this agreement, on February 26, 2009, the Independent Auditor released approximately $21.8 million in withheld 2005 MSA payments to the Commonwealth.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al., United States District Court, New York. This case arises out of a challenge to the Tobacco Master Settlement Agreement (“MSA”) that was initiated in 2002 by a group of companies that manufacture, import or distribute cigarettes manufactured by tobacco companies that are not parties to the MSA, otherwise called Non-Participating Manufacturers (“NPMs”). These NPMs sued 31 Attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the States’ escrow statutes and NPM enforcement actions violate the federal constitution and federal law. More specifically, the plaintiffs alleged that the States’ escrow and certification statutes violate Section 1 of the Sherman Antitrust Act, are preempted by the Federal Cigarette Labeling and Advertising Act and violate the dormant commerce clause of the United States Constitution. In April 2006, the States filed a petition for certiorari asking the United States Supreme Court to review whether the District Court has jurisdiction over the defendants. This petition was denied in October 2006. Grand River also sought to preliminarily enjoin enforcement of state escrow statutes against it, but this motion was denied and the denial affirmed by the U.S. Court of Appeals for the Second Circuit. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the States anticipated under the MSA. As of March 26, 2009, the parties were in discovery.

In re Aggregate Industries Settlement. In June 2007, the Attorney General and the United States Attorney for the District of Massachusetts resolved four civil cases and one criminal matter with Aggregate Industries NE, Inc. (“Aggregate”), arising out of Aggregate’s supply of concrete products to the Central Artery/Ted Williams Tunnel Project. In addition to a guilty plea on a charge of conspiracy to defraud the government, the settlement requires Aggregate to make total payments of $50 million, including approximately $6.2 million to the Commonwealth, approximately $1.1 million of which the Commonwealth must in turn pay to “relators” (whistleblowers). In addition, the settlement provides that approximately $27.1 million plus accrued interest will be paid into a trust fund for future repairs and maintenance of structures related to the project. The four civil cases resolved by this agreement are: Commonwealth of Massachusetts ex rel. Chase v. Aggregate Industries, Inc. et al. in Suffolk Superior Court and United States ex rel. Harrington and Finney v. Aggregate Industries, Inc. et al., United States ex rel. Chase v. Aggregate Industries, Inc. et al., and United States ex rel. Johnston v. Aggregate Industries PLC et al., all in the United States District Court.

Environment

Wellesley College v. Commonwealth, Suffolk Superior Court. Wellesley College has threatened to seek contribution from the Commonwealth for costs related to the clean up of environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. In September 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban, which is expected to cost approximately $40 million. The judgment has since been amended by agreement of the parties and with approval of the court. Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the college approximately $1.1 million (approximately 2.5% of total clean-up costs) from an escrow account after the Department of Environmental Protection (DEP) determined that a portion of the Lake Waban shoreline clean-up was properly performed. Other issues that may lead to counterclaims by the College against the Commonwealth or its agencies include (1) groundwater contamination, estimated to cost $2 million or more depending on future decisions by DEP on appropriate clean-up; and (2) clean-up of Lake Waban itself, for which DEP has now approved a temporary solution, reviewable every five years. If a full clean-up of the lake is required in the future, it could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation). As of March 26, 2009, the Commonwealth, through the Executive Office of Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, were engaged in discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of the Interior, the National Oceanic and Atmospheric Administration, and private contractors regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. Federal Trustees and private contractors claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

The Arborway Committee v. Executive Office of Transportation et al., Suffolk Superior Court. The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, seeking to compel the Commonwealth to restore electric light-rail service between Heath Street and the Forest Hills station in Boston. Green Line service along this route, known as the Arborway Line, was discontinued in 1984. The plaintiff claims that the Commonwealth’s failure to restore the Arborway Line is a breach of a memorandum of understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990. The Commonwealth has moved for summary judgment on statute of limitations grounds; a hearing on the Commonwealth’s motion was scheduled for April 9, 2009. Discovery was proceeding simultaneously with the motion for summary judgment.

Boston Harbor Clean-Up. The Commonwealth is engaged in various lawsuits in the United States District Court concerning environmental and related laws, including an action brought by the federal Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor, e.g., United States v. Metropolitan District Commission; Conservation Law Foundation v. Metropolitan District Commission. The Massachusetts Water Resources Authority (“MWRA”), successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The total cost of construction of the wastewater facilities required under the court’s order, not including combined sewer overflow (“CSO”) costs, was approximately $3.8 billion. The MWRA anticipates spending $964 million for CSO projects going forward. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

United States v. South Essex Sewerage District, United States District Court. This is another federal Clean Water Act case in which the Commonwealth faces the same type of potential liability as above.

Other

Historical Nipmuc Tribe v. Commonwealth of Massachusetts, Land Court. The Historical Nipmuc Tribe seeks the return of “State Parks and other unsettled Lands” in Central Massachusetts that are allegedly illegally obtained Nipmuc tribal homelands, as well as restitution for the Commonwealth’s use of this property. As of March 26, 2009, the case was stayed pending plaintiff’s efforts to retain counsel.

Shwachman v. Commonwealth, Worcester Superior Court. This is an eminent domain matter arising from a taking in Worcester of property necessary for the construction of a new Worcester County courthouse. The pro tanto amount was approximately $6.65 million. In addition to the property owner’s opinion that damages exceed $30 million, the plaintiff has disclosed a summary of his expert appraiser’s opinion that the damages equal approximately $18 million. Suit was filed on May 17, 2004, and, as of March 26, 2009, discovery was ongoing, with trial likely to occur in October 2009.

Perini Corp., Kiewit Construction. Corp., Jay Cashman, Inc., d/b/a Perin—Kiewit—Cashman Joint Venture v. Commonwealth. In several related cases and potential cases, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $130 million. These claims are at various stages of resolution in proceedings before the Superior Court or a CA/T Project Dispute Review Board (“DRB”) panel. As of March 26, 2009, the DRB had recently issued decisions on some of the claims, awarding plaintiffs $55 million on claims of $73.8 million. Those decisions are the subject of further court proceedings. Plaintiffs also still have in excess of $60 million in claims pending.

Goldberg v. Commonwealth, Suffolk Superior Court. In this case, the plaintiff alleges eminent domain-type damages in connection with four billboards at the East Boston entrance to Logan Airport, which are in the vicinity of parkland newly created by the Central Artery/Ted Williams Tunnel Project as a mitigation measure. One of the four billboards was removed pursuant to a license agreement in 1999, and the trial as to the damages caused by that removal took place in December 2008. The jury found that the Massachusetts Highway Department made a 9+-year temporary taking of this billboard. For that temporary taking, the jury found that the plaintiff was entitled to $1.8 million plus interest. The Commonwealth has filed post-trial motions in an effort to reduce its liability. The Commonwealth expects to take the totality of the plaintiff’s property rights in this area in the near future, thereby leading to an anticipated second trial, likely to occur in 2009. The plaintiff values the loss of these property rights at an undisclosed amount believed to be in the vicinity of $20 million.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management, Suffolk Superior Court. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

Central Artery/Ted Williams Tunnel Cost Recovery Program Litigation (Suffolk Superior Court). In 2004, the Commonwealth and the Massachusetts Turnpike Authority filed ten civil actions against section design consultants of the Central Artery/Ted Williams Tunnel project, claiming that the designers’ errors and omissions caused the project to expend additional costs during construction. The actions were filed as part of the project’s cost recovery program to recoup extra costs directly attributable to the designers’ errors and omissions in design. The Commonwealth and the Turnpike Authority also filed a complaint in 2004 against the project’s management consultant, Bechtel/Parsons Brinckerhoff (“B/PB”), a joint venture. The main claim in this case is B/PB’s failure to disclose the true cost of the project. The cost recovery efforts were transferred to the Attorney General’s office effective February 1, 2005. In addition, in November 2006, the Commonwealth, on behalf of the Massachusetts Highway Department, along with the Turnpike Authority, brought an action against B/PB and other defendants alleging breach of contract, negligence and other claims arising out of the July 2006 ceiling collapse in the I-90 Connector Tunnel of the Central Artery/Ted Williams Tunnel project. In late January 2008, the Attorney General and United States Attorney resolved potential criminal and civil claims against B/PB for $399 million, $35 million of which was allocated to the ceiling collapse case. In addition, a settlement was also reached with 24 section design consultants for another $51 million dollars to resolve certain cost recovery issues associated with the design of the project. In total, the Attorney General and the United States Attorney recovered $458 million, including interest. The majority of the $458 million will be held in the Central Artery/Tunnel Project Repair and Maintenance Trust Fund to provide for future non-routine repairs and maintenance of the Central Artery and Ted Williams Tunnel. In the November 2006 civil action involving the collapse of the ceiling in the I-90 Connector Tunnel, the Commonwealth has reached settlement agreements or agreed to dismiss each of the remaining defendants. As of March 26, 2009, the Commonwealth expected that, once the appropriate closing documents were signed and filed with the court, the litigation would be concluded. Once payments called for under the settlement agreement were made, the Commonwealth expected to have recovered a total of $78,375,000 in damages specifically for the ceiling collapse. The settlement agreements with the defendants other than B/PB provide that payments from those settlement agreements are to be made to the Central Artery and State Road Bridge Infrastructure Fund.

* * * * *

RATING AGENCIES’ ACTIONS

As of July 17, 2009, Standard & Poor’s, Moody’s and Fitch assigned bond ratings of AA, Aa2 and AA, respectively, to the Commonwealth’s general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the Commonwealth’s municipal obligations.

ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to offerings of New York bond issues, the most recent such official statement (or supplement thereof) being dated May 29, 2009. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New York issuer.

CURRENT ECONOMIC OUTLOOK

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The U.S. Economy

National economic conditions deteriorated substantially over the six months ended May 2009. The U.S. economy contracted 6.3 percent in the fourth quarter of 2008, which, after adjusting for inflation, was the largest decline since the first quarter of 1982. The decline was particularly broad-based ranging from a 4.3 percent decline in real household consumption to a 23.6 percent decline in real exports. As of May 2009, the State’s Division of the Budget (“DOB”) projected a decline of similar magnitude for the first quarter of 2009, with a more modest decline projected for the second quarter. The U.S. economy was projected as of May 2009 to contract 2.9 percent for all of 2009, the largest annual decline of the postwar period and more than twice the rate of decline projected in January 2009. As of May 2009, real U.S. Gross Domestic Product (“GDP”) growth for 2010 had been revised down to 1.5 percent.

The pace of the economy’s contraction is reflected in the accelerated rate of job loss that occurred in the fall of 2008. The U.S. labor market lost an average of 667,000 jobs each month from November 2008 through March 2009, compared with an average loss of 180,000 jobs during the first 10 months of last year. Jobs have been shed from every major sector of the economy except for health care. The nation’s unemployment rate rose to 8.5 percent in March 2009, compared with 5.1 percent for the same month of 2008. As of May 2009, DOB projected non-agricultural employment to fall 3.7 percent in 2009, followed by a smaller decline of 0.1 percent in 2010. As of May 2009, the unemployment rate was expected to average 8.9 percent for 2009, followed by 9.4 percent for 2010. As of May 2009, the most recent data indicate that, in addition to cutting jobs, private sector businesses are cutting even more deeply into investment for equipment, structures, and inventories than projected in January. Total non-residential investment, which includes both plant and equipment, was projected as of May 2009 to fall 12.4 percent in 2009. The size of the inventory correction projected for 2009, as a percentage of GDP, would be the largest since 1949.

There are signs that credit market conditions among banks have improved since the fall of Lehman Brothers and other negative developments in the financial world. But an unknown quantity of asset-backed debt remains on bank balance sheets, causing lending institutions to restrain lending activity. Residential and commercial mortgage-backed debt continues to be of particular concern. In addition, the contracting economy has increased default risk across all other types of debt, also constraining the supply of credit. Lower spending by households and businesses has reduced the demand for borrowed funds as well. The Federal Reserve reports that credit card debt fell 0.8 percent in February 2009, the largest monthly decline since the mid-1970s, likely reflecting both demand and supply conditions. Consequently, the total volume of lending remained subdued as of May 2009, with the uncertainty associated with bank balance sheets continuing to add to equity market volatility.

Economic weakness and a declining labor market are expected to result in declines in wages and several of the non-wage components of personal income. As of May 2009, wages were projected to fall 1.4 percent for 2009, followed by growth of 2.7 percent for 2010 and total personal income was expected to fall 0.3 percent for 2009, the first annual decline since 1949. In response to tight credit market conditions and declining employment and income, households are adjusting their balance sheets by increasing their savings and reducing consumption. Consumption fell 3.8 percent in the third quarter of 2008, followed by an even greater decline of 4.3 percent in the fourth quarter. These declines represent the largest since 1980. Auto sales reported for early 2009 are near historic lows. DOB has revised real household consumption growth down to a decline of 1.0 percent for 2009, with growth of only 1.4 percent projected for 2010.

The global recession has only deepened since the State’s January 2009 forecast. As of May 2009, real U.S. exports were projected to fall 15.1 percent for 2009, with a much steeper decline projected for imports as well. Another casualty of the global downturn has been oil prices, which have fallen from their July 2008 peak of $147 per barrel to about $50 per barrel as of May 2009. Other commodity prices have followed suit, with gasoline prices also considerably below their most recent highs. As a result, the general price level, as measured by the Consumer Price Index, was projected as of May 2009 to fall 0.5 percent in 2009, the first annual decline since 1955, followed by consumer price inflation of 1.7 percent for 2010. Consequently, as of May 2009, DOB did not expect the Federal Reserve to alter its federal funds policy target until the middle of 2010.

Led by the nation’s troubled financial sector, U.S. corporate profits fell for six consecutive quarters starting in the third quarter of 2007. The 51.4 percent decline for the fourth quarter of 2008 was the largest since the fourth quarter of 1953, with three more declines expected for the first three quarters of 2009. Consequently, as of May 2009, DOB revised down its outlook for profits since the release of the January forecast. As of May 2009, DOB projected U.S. corporate profits from production, including the capital consumption and inventory valuation adjustments, to fall 22.0 percent in 2009, followed by growth of 4.6 percent for 2010. Though equity markets have risen from their recent lows, DOB projected prices, as represented by the Standard & Poor’s 500 Index, to fall 31.2 percent on an annual average basis for 2009, followed by growth of 10.0 percent for 2010.

The New York Economy

DOB estimates that the New York State economy experienced a business cycle peak in August 2008, fully eight months after the nation as a whole. However, because the State is the epicenter of the global financial crisis, it is likely that the State downturn could be deeper than downturns of the recent past. Data released since January 2009 indicate that the fourth quarter of 2008 was a significant turning point for the State economy. The 3-month increase in the State unemployment rate from November 2008 to February 2009, on a seasonally adjusted basis, was the largest, in both absolute and percentage terms, over the history of the series. Although there was no change from February 2009 to March 2009, the March 2009 State unemployment rate was fully three percentage points above its March 2008 value. Initial unemployment benefit claims for March 2009 were up 75.3 percent from the same month in 2008. As a result, as of May 2009, State private sector employment was projected to fall 2.5 percent for 2009, followed by a decline of 0.3 percent for 2010.

The securities industry has seen an unprecedented decline in profitability since the third quarter of 2007. With the investment banking industry as we knew it now gone, the profit levels achieved earlier in the decade may no longer be attainable. Consequently, DOB projects a decline in State wages for 2009 of 4.2 percent, the largest annual decline in the history of the Quarterly Census of Employment and Wage data. Wage growth for 2010 has been revised down to 2.0 percent.

The downturn has spread far beyond Wall Street. As of May 2009, DOB projected significant declines in every sector of the State economy except for education and health care and social assistance. Falling U.S. corporate earnings are reducing the demand for the State’s business and professional services, where some of the largest job losses are expected. Large rates of decline are also expected for financial services, manufacturing, and construction. Credit market conditions and rising debt default rates are expected to continue to depress real estate activity, particularly in the commercial sector where high-value transactions contribute significantly to state and local government revenues. The volume of such transactions can be expected to fall as office vacancy rates rise; the downtown New York City office vacancy rate rose 32 percent between the fourth quarter of 2007 and the fourth quarter of 2008, while the midtown rate rose 67 percent.

The recession has been characterized by a loss of vast sums of wealth from both a depressed equity market and a depressed real estate market. The simultaneous decline of both markets distinguishes current economic conditions from those that existed during the last recession. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed since its third quarter 2007 peak. Consequently, as of May 2009, the DOB was projecting even larger declines in taxable income than occurred during the last recession. New York State adjusted gross income fell 5.5 percent in 2001 and another 4.4 percent in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11, 2001. For 2008 and 2009, declines of 7.1 percent and 7.9 percent, respectively, were projected as of May 2009. The loss of wealth, along with declining State employment and income, is also having an impact on household spending, depressing taxable sales as well.

Risks to the Economic Forecasts

DOB’s outlook calls for an end to the recession sometime in the third quarter of calendar year 2009, making it the longest since the Great Depression. However, there are a number of risks to the forecast. The large economic stimulus package passed by Congress in February 2009 and a Federal Reserve interest rate target of near zero, along with Congress’s massive injections of liquidity into the financial system, were expected, as of May 2009, to contribute to positive, albeit low growth in real U.S. GDP by the third quarter of 2009. However, the response of the economy to this stimulus depends in part on the normal functioning of credit markets. Further delay in the return of normalcy to markets could in turn delay the onset of the recovery. A weaker labor market than projected could result in even lower incomes and weaker household spending than projected. The global economy could contract further than anticipated, further depressing demand for U.S. exports and putting additional downward pressure on corporate earnings. Improving equity prices as markets look beyond the current crisis were a recent bright spot, but slower corporate earnings growth than expected could further depress equity markets, delaying their recovery and that of Wall Street. On the other hand, a stronger response to the stimulus package, higher equity prices, or stronger global growth than anticipated could result in stronger economic growth than is reflected in the forecast.

All of the risks to the U.S. forecast apply to the State forecast as well, although for the State, as the nation’s financial capital, financial market uncertainty poses a particularly large degree of risk. Lower levels of financial market activity than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State’s downturn, producing weaker employment and wage growth than projected. Weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple though the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

FINANCIAL PLAN RESERVES AND RISKS

Complex political, social, and economic forces influence the State’s economy and finances, many of which are outside the ability of the State to control. These include, but are not limited to, the performance of the national and State economies; the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; the impact of calendar year 2008 wage and bonus activity on the State tax settlement in fiscal year 2009-10; access to the capital markets in light of the disruption in the municipal bond market; litigation against the State, including challenges to certain tax actions and other actions authorized in the State’s 2009-10 Enacted Budget Financial Plan, dated April 28, 2009 (the “Enacted Budget”); and actions taken by the Federal government, including audits, disallowances, and changes in aid levels. Such forces may affect the complete plan (“State Financial Plan”) of estimated available receipts and projected disbursements for the ensuing fiscal year accompanying the Executive Budget unpredictably from fiscal year to fiscal year. For example, the State Financial Plan is based on forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the 2009-10 fiscal year that are materially worse than predicted, with corresponding material and adverse effects on the State’s projections of receipts and disbursements.

Projections of total State receipts in the Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projections of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source from its estimated tax base.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for the use of State services.

An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances pending against the State, which could adversely affect the State’s projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowances or other federal actions that could affect State finances.

DOB believes that its projections of receipts and disbursements relating to the Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth herein. In the past, the State has taken management actions to address potential Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the 2009-10 fiscal year.

Actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result in a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance however, that the Legislature will enact the Governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The most significant current risks include those set forth under “Current Economic Outlook—Risks to the Economic Forecasts” above.

State Cash Flow Projections

As of May 15, 2009, DOB projected that each month of the 2009-10 fiscal year would end with a positive cash balance in the General Fund. However, the General Fund’s 2009-10 opening cash position of $1.9 billion was lower than in recent fiscal years and DOB expects extremely tight operating margins, including periodic negative balances in the General Fund, especially in the first quarter of the fiscal year, before the benefit of approved actions in the Enacted Budget are fully realized. The June 2009 closing balance of $111 million was the lowest projected for the fiscal year, based on DOB’s original forecast. DOB projected cash balances of $2.8 billion by September 30, 2009, $1.2 billion by December 30, 2009, and $1.4 billion by March 31, 2010. The settlement of tax liabilities for calendar year 2008, which primarily took place in April and May 2009, had the potential to significantly alter the cash flow position of the State.

As of May 29, 2009, DOB estimates that the cumulative variance in General Fund receipts (including transfers from other funds) for the two-month period ending May 31, 2009 may be in the range of $400 million to $700 million below its previous cash flow forecast. Lower than expected personal income tax collections are expected to account for most of the projected variance. Personal income tax collections as of May 29, 2009 reflect lower final payments and higher refunds related to calendar year 2008 as well as the phased-in timing of the implementation of the personal income tax increase approved in the Enacted Budget. It is possible that the negative variances from the DOB’s cash flow forecast experienced through May 2009 will continue in subsequent months. DOB expected that June 2009 results would provide more definitive information as to whether the variances observed in the first two months of the fiscal year were substantially timing-related or performance based (indicating the need for potential revisions to the annual receipts forecast). In particular, June 2009 collections were expected to reflect a second full month of withholding on wages and the first estimated payments on 2009 tax liability under the personal income tax increase (as well as additional information on the performance of other State taxes compared to the May 2009 forecast, including the first reconciliation of business tax payments on 2009 tax liability). In addition, litigation concerning the State’s Bottle Bill (discussed below) may adversely affect planned receipts in 2009-10. The Financial Plan for 2009-10 includes $115 million related to amendments to the Bottle Bill approved in the Enacted Budget. General Fund disbursements (including transfers to other funds) were expected to be approximately $100 million to $200 million below the cash flow forecast through May 2009 with variances in individual programs generally appearing to be timing-related. The Enacted Budget authorizes the General Fund to borrow resources temporarily from other funds for a period not to exceed four months (or the close of the fiscal year, whichever is shorter). DOB expects periodic negative balances during the fiscal year, especially in the first quarter of 2009-10, before the benefit of approved actions in the Enacted Budget are fully realized. DOB and the Department of Taxation and Finance are monitoring collections and refund activity closely.

The Enacted Budget authorizes the General Fund to borrow resources temporarily from other funds for a period not to exceed four months. In addition, under existing law, the General Fund is authorized to use resources in the State’s Tax Stabilization Reserve for cash flow purposes, but is required to repay the amounts in full by the close of the fiscal year. Technical legislation approved in the Enacted Budget expands this authorization to include funds available in the Rainy Day Reserve and Contingency Reserve.

State Workforce Reductions

On March 24, 2009, the Executive Branch announced that it would implement a workforce reduction plan (“WRP”). DOB expects that the WRP will result in a State workforce reduction equivalent to approximately 8,700 employees, and will generate savings of approximately $160 million in 2009-10 growing to over $300 million in 2010-11. On April 7, 2009, DOB directed all State agencies to prepare WRPs to be submitted to DOB by April 21, 2009. The State workforce subject to Executive control finished 2008-09 at 136,490 positions compared to the Executive Budget estimate of 137,745, a decline of 1,255. In 2009-10, this portion of the workforce is expected to be reduced to 128,803 positions, a reduction of 7,687. There can be no assurance that the WRP will achieve the level of savings projected in the Financial Plan.

Labor Settlements

As of May 2009, the State had reached labor settlements with several labor unions: the Civil Service Employees Association, the Public Employees Federation, the United University Professions (the “UUP”), District Council 37, and the Police Benevolent Association. Under the terms of these four-year contracts, which run from April 1, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for the UUP), employees will receive pay increases of 3 percent annually in 2007-08 through 2010-11 and 4 percent in 2011-12. Pursuant to the Governor’s directive, most non-unionized “management/confidential” will not receive the planned general salary increase, merit awards, longevity payments, and performance advances in 2009-10.

As of October 2008, the State had reached a labor settlement with the union representing New York State Troopers. The union ratified the contract and, as of October 2008, DOB expected the Legislature to authorize a pay bill later in the 2008-09 fiscal year. In 2008-09, the General Fund costs of the agreement were expected to be financed in their entirety with existing reserves earmarked for this purpose. In addition, DOB has recalculated the expected impact of the existing labor settlement with UUP based on updated information.

As of May 2009, other unions representing uniformed correctional officers, graduate students, and security/park police had not reached settlements with the State. DOB estimates that if all the unsettled unions were to agree to the same terms that have been ratified by other unions, it would result in added costs of approximately $400 million in 2009-10, assuming a retroactive component for fiscal years 2007-08 and 2008-09 and approximately $275 million in both 2010-11 and 2011-12. The Enacted Budget for 2009-10 assumes spending related to these settlements. There can be no assurance that actual settlements will not exceed the amounts included in the Plan. In addition, no reserve has been set aside for potential pay raises for judges.

School Supportive Health Services

The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services has conducted six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. As of May 2009, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

Proposed Federal Rule on Medicaid Funding

On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City’s Health and Hospitals Corporation (“HHC”)) and programs operated by both the Office of Mental Retardation and Developmental Disabilities (“OMRDD”) and the Office of Mental Health (“OMH”). The rule seeks to restrict State access to Federal Medicaid resources by changing the upper payment limit for certain rates to actual facility reported costs. As of May 2009, it was estimated that this rule could result in a loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System. As part of the Federal American Recovery and Reinvestment Act of 2009 (the “ARRA”), implementation was to be delayed until July 1, 2009.

On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for graduate medical education (“GME”). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share. As part of the ARRA, implementation has been delayed indefinitely.

On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a “linkage” between provider taxes and Medicaid payments rendering the tax invalid. As of May 2009, the State used a substantial amount of provider tax receipts to finance various healthcare programs that serve the State’s most vulnerable populations. While the State strongly believes that its imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected. On May 6, 2009 CMS extended the delayed implementation through June 30, 2010.

CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. As of May 2009, the State was in the process of litigating this issue and has requested a one-year implementation extension. On May 6, 2009, CMS issued a proposed regulation that would partially rescind the revised definitions of services covered and provide states with the necessary flexibility to ensure beneficiary access to case management services.

Further, CMS has proposed to restrict Medicaid coverage for rehabilitative services and reimbursement for school based health services, which could pose a risk to the Financial Plan and result in hundreds of millions of dollars in reduced Federal-share funding. As part of the ARRA, implementation of restrictions for rehabilitation services was to be delayed indefinitely, while school based health services were to be deferred until July 1, 2009. As a result of issues brought forward by states, the school based regulation was rescinded on May 6, 2009.

On all of these rules, the State was actively lobbying the Federal government to be held harmless, either through an extension/modification of the moratorium in effect as of May 2009, or through other administrative or statutory means. The State is joined by many other states in challenging the adoption on the basis that CMS is overstepping its authority and ignoring Congressional intent.

New York City Personal Care Audit

The OIG of the United States Department of Health and Human Services released a September 2008 draft audit with regard to Medicaid reimbursement for personal care services in New York City. The draft audit reviewed claims for the period July 1, 2004 through December 31, 2006. Based upon their review, the OIG called for the State to repay an estimated $815 million in Federal Medicaid because payments were not supported with required medical exams and social and nursing assessments. Both New York City and the Department of Health (“DOH”) disagree with these findings and are in the process of conducting their own claims review. On February 10, 2009, DOH submitted its formal response to OIG contesting the audit findings. As of May 2009, OIG had shared no additional comments.

Bond Market Issues

Projections as of May 2009 reflected that the level of State-supported debt outstanding and debt service costs would continue to remain below the limits imposed by the Debt Reform Act of 2000 through 2011-12. However, the State has entered into a period of significantly declining debt capacity. Based on the personal income and debt outstanding forecasts, as of May 2009, the State was expected to exceed the debt outstanding cap in 2012-13 by approximately $300 million. As of May 2009, the State expected to propose actions in the 2010-11 Executive Budget in order to stay within the statutory limitations.

Financial Plan Reserves

In January 2007, the State created a new statutory Rainy Day Reserve that has an authorized balance of 3 percent of General Fund spending. The Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. The Tax Stabilization Reserve has an authorized balance of 2 percent of General Fund spending and can be used only to cover unforeseen year-end deficits.

As of May 2009, the State had projected that General Fund reserves would total $1.4 billion at the end of 2009-10, with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $151 million designated for subsequent use. The $1.2 billion of undesignated reserves included a balance of $1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks.

As of May 2009, the designated reserves consisted of $78 million in the Community Projects Fund to finance existing “member-item” initiatives, and $73 million set aside for debt management purposes.

Other Financial Plan Risks

The Financial Plan forecast contains specific transaction risks and other uncertainties, including, but not limited to, the development of new video lottery terminal (“VLT”) facilities; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of proceeds from the sale of Wellpoint stock expected to finance certain health care spending; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies through the WRP and the transfer of available fund balances to the General Fund, at the levels projected as of May 2009. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the year 2009.

Finally, there can be no assurance that (1) receipts will not fall below projections, requiring additional budget-balancing actions in the year 2009, and (2) the gaps projected for future years will not increase materially from the projections set forth herein.

Projections as of May 2009 estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act of 2000 (the “Debt Reform Act”) throughout the next several years. However, as of May 2009, the State had entered into a period of significantly declining debt capacity. As of May 2009, available cap room, in regards to debt outstanding, was expected to decline from 0.74 percent ($6.8 billion) in 2009-10 to only 0.08 percent ($763 million) in 2011-12, a decrease of 88 percent or $6 billion. In addition, debt outstanding was projected to exceed the cap by 0.03 percent ($314 million) in 2012-13 and by 0.04 percent ($384 million) in 2013-14. As of May 2009, the State planned to take actions in future budget cycles before fiscal year 2012-13 in order to stay within the statutory debt limits.

As of May 2009, the recent market volatility and the decline in the market value of many equity investments have negatively impacted the assets held for the New York State and Local Retirement Systems (the “Systems”). In DOB’s view, these or future downturns in financial markets will not affect the State’s contributions to the Systems for fiscal year 2009 (which was based on the value of the assets as of April 1, 2007 and has already been paid) or the estimated contribution to the Systems for fiscal year 2010 (which is based on the value of the pension fund and its liabilities as of April 1, 2008). However, such downturns will result in an increase in the amount of the contributions required to be made for fiscal years after fiscal year 2010. The amount of such increases would depend, in part, on the value of the pension fund as of each April 1 as well as on the present value of the anticipated benefits to be paid by the pension fund as of each April 1. For fiscal year 2011, the Office of the State Comptroller (“OSC”) anticipates a significant increase in contributions as compared to fiscal year 2010.

2009-10 ENACTED BUDGET FINANCIAL PLAN OVERVIEW

The Enacted Budget for 2009-10 closes the largest budget gap ever faced by the State. As of May 2009, the combined current-services budget gap for 2008-09 and 2009-10 totaled $20.1 billion (2008-09: $2.2 billion; 2009-10: $17.9 billion), before the gap-closing actions approved by the Governor and Legislature and the receipt of extraordinary Federal aid. For perspective, the two-year budget gap that needed to be closed was equal to approximately 37 percent of total General Fund receipts in 2008-09. The cumulative gap for the five-year planning period from 2008-09 through 2012-13, before approved gap-closing actions, totaled $85.2 billion.

The combined current-services gap for 2008-09 and 2009-10 grew steadily over 2008-09, increasing four-fold since May 2008. The $15 billion increase in the combined gap, to $20.1 billion, was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the current economic downturn and dislocation in the financial markets. The current recession has been characterized by a loss of vast sums of wealth from depressed equity and real estate markets. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed nationwide since the third quarter of calendar year 2007. The DOB expects this to have a substantial impact on taxable income and, by extension, State tax receipts. To understand the impact of the downturn on income, a comparison to the last recession is instructive: New York State adjusted gross income fell by $28 billion in 2001 and another $21 billion in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11. In contrast, gross income losses of $52 billion in 2008-09 and $53 billion in 2009-10—or more than twice the last recession—were projected as of May 2009.

Addressing the Budget Gaps

The gap-closing plan for 2008-09 and 2009-10 was enacted in two parts. First, in early February 2009, the Governor and Legislature approved a deficit reduction plan (the “DRP”) for 2008-09. The DRP provided approximately $2.4 billion in savings over the two-year period, reducing the combined gap from $20.1 to $17.7 billion. Second, in March 2009, the Governor and Legislature reached final agreement on a budget for 2009-10, with the Legislature completing action on all appropriations and enabling legislation to implement the budget on April 3, 2009 (all debt service appropriations for 2009-10 were enacted on March 5, 2009). The Enacted Budget Financial Plan includes $11.5 billion in gap-closing actions, beyond the $2.4 billion approved in the DRP, for a total of $13.9 billion in gap-closing actions. (The gap-closing plan described herein refers to the combined actions taken in the DRP and the Enacted Budget for 2009-10, unless otherwise noted.)

To close the two-year budget gap in 2008-09 and 2009-10, the Governor and Legislature approved a total of $13.9 billion in gap-closing actions, including $6.5 billion in actions to restrain spending, $5.4 billion in actions to increase receipts, and $2 billion in non-recurring actions (more than half of which were used in 2008-09 to close a gap that opened in the last half of the fiscal year). The most significant actions include freezing the foundation aid and Universal Pre-Kindergarten education aid programs at 2008-09 levels; eliminating the Middle-Class School Tax Relief (“STAR”) rebate program (but maintaining the STAR exemption program that is expected to provide $3.5 billion in property tax relief); instituting Medicaid cost-containment; reducing the size of the State workforce; and increasing personal income tax rates on high-income earners.

In addition, the gap-closing plan includes $6.15 billion in direct fiscal relief that the Federal government is providing to the State under ARRA to stabilize State finances and help prevent reductions in essential services. This extraordinary aid consists of $5 billion in State savings resulting from a temporary increase in the amount of Medicaid spending that is paid for by the Federal government (known as “FMAP”) and $1.15 billion in Federal aid provided by the ARRA State Fiscal Stabilization Fund (“SFSF”) to restore proposed reductions in education, higher education, and other essential government services.

Budget Outcomes

As of May 2009, DOB estimated that, after gap-closing actions and Federal aid, the General Fund and the Health Care Reform Act (“HCRA”) Financial Plan for 2009-10 is balanced, and leaves budget gaps of $2.2 billion in fiscal year 2010-11, $8.8 billion in fiscal year 2011-12, and $13.7 billion in 2012-13. As required by law, the State ended the 2008-09 fiscal year in balance in the General Fund and HCRA. The State received $1.3 billion in Federal aid under ARRA in 2008-09, of which $624 million was used to eliminate the 2008-09 gap, and $675 million was applied to close a portion of the 2009-10 gap. Based on DOB’s estimates as of May 2009, the cumulative budget gap for the five-year period (2008-09 through 2012-13) has been reduced from $85.2 billion to $24.6 billion, a reduction of approximately $60.6 billion—or over 70 percent—from the current-services forecast. (The State has indicated that estimates beyond 2009-10 are meant to provide a general perspective on the State’s long-term operating forecast, and are revised and updated quarterly.)

Annual growth of the State-financed portion of the budget—that is, spending financed directly by State residents through State taxes, fees, and other revenues—is held nearly flat. As of May 2009, General Fund disbursements, including transfers to other funds, were expected to total $54.9 billion in 2009-10, an increase of $301 million (0.6 percent) from 2008-09 results. Projected General Fund spending for 2009-10 has been reduced by $8.7 billion compared to the current-services forecast. State Operating Funds spending, which excludes Federal operating aid and capital spending, has been projected to total $78.7 billion in 2009-10, an increase of $574 million (0.7 percent) over 2008-09 results. State Operating

Funds spending in the Enacted Budget Financial Plan has been reduced by $9.4 billion compared to the current-services forecast.

Elements of the Gap-Closing Plan

Before the dramatic economic events of 2008, the sustained growth in spending commitments since the last economic recovery was the principal contributor to the State’s growing budget gaps. Over 2008-09, however, the precipitous decline in actual and projected receipts caused by the economic downturn has been the dominant cause of the extraordinary increase in the budget gaps. This is illustrated by looking at the combined budget gap for 2008-09 and 2009-10. In May 2008, the projected gap of $5 billion was driven almost exclusively by expected spending growth. In contrast, the $15 billion incremental increase to the combined gap since that time is almost entirely due to the worsening outlook for receipts.

Accordingly, the gap-closing plan under the State’s control (that is, excluding Federal aid) is weighted toward spending restraint, but also relies on substantial tax and fee increases. Actions to restrain spending constitute approximately 46 percent of the State portion of the gap-closing plan. Actions to increase receipts constitute approximately 39 percent of the plan. Non-recurring resources make up the remainder.

Spending Restraint

Actions to restrain General Fund spending affect most activities funded by the State. As of May 2009, General Fund spending in the Enacted Budget Financial Plan was projected to total $54.9 billion in 2009-10, an increase of $301 million over 2008-09 results. General Fund spending was reduced by $8.7 billion from 2009 services levels.

The most significant actions recommended in the Enacted Budget Financial Plan that restrain General Fund spending include the following:

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A reduction of $2.0 billion in Medicaid/HCRA spending through cost-containment measures, including rate reductions; updating the base year on which rates are calculated; re-establishing certain industry assessments; financing a greater share of Medicaid spending through HCRA; eliminating a planned human services Cost-of- Living Adjustment (“COLA”) in 2009-10; and other targeted public health and aging reductions. In addition, the Enacted Budget authorizes savings actions to fully eliminate the HCRA operating deficit, including an increase in the Covered Lives Assessment, instituting a tax on for-profit Health Maintenance Organizations (“HMOs”), and increasing certain surcharges;

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A reduction of $1.7 billion in STAR spending by eliminating the Middle-class STAR program (but maintaining the STAR exemption program that will continue to provide tax relief); reducing the personal income tax credit for New York City taxpayers; and adjusting the timing of reimbursement to New York City;

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A reduction of $948 million in School Aid spending on a State fiscal year basis by maintaining selected aids at 2008-09 school year levels; extending the phase-in of foundation aid and the Universal Pre-Kindergarten (“UPK”) program from four to seven years; and authorizing additional lottery games that would increase projected resources available to education;

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A reduction of $392 million in mental hygiene spending by eliminating a cost-of-living increase for providers; instituting programmatic reforms to align reimbursement with actual costs (including closing, consolidating, and restructuring facility operations, thereby reducing the planned workforce by 865 positions); maximizing available Federal aid; and other measures;

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A reduction of $252 million in higher education spending through tuition increases at public universities approved by the State University of New York (“SUNY”) and City University of New York (“CUNY”) Boards of Trustee; reducing support for the four statutory colleges at Cornell University and the College of Ceramics at Alfred University; assessments on the SUNY and CUNY research foundations; inclusion of public sector pension income in Tuition Assistance Program (“TAP”) determinations; and other savings;

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A reduction of $217 million in public safety spending by closing three prison camps and various annexes in correctional facilities; improving parolee release and violation processes; eliminating farm operations at correctional facilities; reducing programs for inmates; and other operational changes;

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A $192 million reduction of human services spending by increasing the level of Federal funding that local districts are required to spend on child welfare services, eliminating the human services COLA; lowering reimbursement for optional, community-based preventative services; closing or downsizing 11 underutilized facilities (8 residential facilities and 3 non-residential facilities); and other measures;

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A reduction of $152 million in transportation spending by reducing the General Fund subsidy to the Dedicated Highway and Bridge Trust Fund (“DHBTF”) (which is made possible by an increase in certain fees) and to transit systems; and lowering spending on Department of Transportation (“DOT”) operations consistent with overall reduction in planned capital activities;

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A reduction of $134 million in member item funding by eliminating deposits into the Community Projects Fund for the Governor and Assembly that had been authorized in prior years. The Enacted Budget includes $170 million in new member item deposits split equally between the Senate and Assembly. The new legislative deposits are scheduled to be made in 2010-11 and 2011-12. The Governor had not accepted any new member-item funding as of May 2009;

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A reduction of $97 million in local government aid by holding aid and incentive payments for cities, towns, and villages outside of New York City at 2008-09 levels; reducing VLT aid; and other measures; and

•

A reduction of $28 million in other education aid by reducing funding for, among other things, attendance-taking requirements at non-public schools, library aid, prior-year claims, and supplemental funding for certain after-school programs.

The gap-closing plan counts on savings from instituting the WRP. The WRP would reduce the State Executive Branch workforce by approximately 8,700 unionized employees through attritions, layoffs, and abolitions of funded vacancies. These reductions are in addition to those that the DOB expects to result from the facility closures and other actions affecting the workforce that were approved in this budget.

The Executive Budget had proposed achieving workforce savings without a substantial reduction in force through, among other things, the elimination of a planned 3 percent general salary increase for State employees in 2009-10 and a one-week wage deferral payable upon separation from State service. The State’s public employee unions rejected the proposals. Pursuant to the Governor’s directive, most non-unionized “management/confidential” employees in 2009-10 will not receive the planned general salary increase, merit awards, longevity payments, and performance advances and therefore will not be subject to the layoffs required in the WRP.

The Enacted Budget Financial Plan is slated to finance a larger share of economic development projects with ongoing resources rather than with long-term debt, starting in fiscal year 2010-11, to help relieve pressure on the State’s statutory debt cap and realize debt service savings in future years. The determination to allocate the “pay-as-you-go resources” to economic development takes into account that projects in this area typically have above-average financing costs.

The Enacted Budget Financial Plan includes a modest level of new initiatives in 2009-10, the costs of which are counted against the savings actions presented in this Financial Plan. The most significant initiatives include a new low-cost student loan program to which the State is scheduled to make an initial contribution of $50 million in 2009-10; extension of a program to assist homeowners facing foreclosure; an increase in the basic public assistance grant of 10 percent annually over the next three years; and additional funding for Health Care Equity and Affordability Law for New Yorkers (“HEAL-NY”), quality incentive pools for nursing homes and home care agencies, and other health initiatives.

Revenue Actions

The State has indicated that balancing the budget exclusively through spending reductions in 2009-10 would have required an extraordinary retrenchment in State services. Absent any actions to raise receipts, DOB estimates that General Fund spending would have had to be reduced by nearly $18 billion from the level required to meet existing commitments—and by almost $9 billion from 2008-09 results—to achieve a balanced budget in 2009-10. The State has indicated that spending reductions of this magnitude would be in direct conflict with Federal efforts to stimulate the economy during a severe recession, raise grave health and public safety concerns, and place additional pressure on local property taxes. Therefore, to maintain essential services and assist residents affected by the economic downturn, the Enacted Budget includes a package of tax increases and other revenue enhancements to help close the budget gap and address the further deterioration in the revenue base.

The most significant actions include:

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Temporary Personal Income Tax Increase ($3.9 billion): The Enacted Budget increases the State personal income tax rate for higher-income filers for a three-year period from tax year 2009 through tax year 2011. The

Enacted Budget increases the rate for married couples filing jointly from 6.85 percent to 7.85 percent with incomes above $300,000 and to 8.97 percent for filers with incomes above $500,000;

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Increase Utility Assessment ($557 million): The Enacted Budget increases the regulatory fee on public utilities, including electric, gas, and water. The action is expected to pay for State regulatory and management oversight by raising the fee from 1/3 of 1 percent to 1 percent of intrastate revenues, expanding the fee to include energy service companies, and establishing an additional 1 percent State energy and utility service conservation assessment, which is due to expire on March 31, 2014. In recognition of the competitive nature of the telecommunications industry, telecommunications utilities regulated under Public Service Law Section 18-A are exempted from this temporary assessment;

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Bottle Bill ($115 million): The Enacted Budget expands the 5-cent deposit on carbonated beverages to include bottled water, and mandates that the State retain 80 percent of all unclaimed bottle deposits;

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High-Income Itemized Deductions ($140 million): The Enacted Budget limits the ability of taxpayers with incomes over $1 million to reduce their tax liability by claiming itemized deductions. As of May 2009, taxpayers with incomes over $525,000 are allowed to claim 50 percent of the value of itemized deductions. To sustain philanthropic giving, charitable deductions are excluded from this provision and may still be claimed as itemized deductions for the purposes of State income taxes;

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Empire Zones ($90 million): The Enacted Budget decertifies “shirt-changers” (that is, firms that change their names to maximize Zone benefits without providing any economic benefit) and firms producing less than $1 in actual investment and wages for every $1 in State tax incentives. Under the Enacted Budget, the Empire Zone program is due to sunset on June 30, 2010—one year earlier than in current law;

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Non-LLC Partnerships ($50 million): The Enacted Budget imposes a new fee on non-LLC partnerships equal to fee amounts that apply as of May 2009 to LLCs. Fee amounts are expected to range from $1,900 to $4,500. Unlike LLCs, partnerships with New York-source gross income under $1 million would be exempt;

•	Transportation Services ($26 million): The Enacted Budget broadens the sales tax base to cover certain transportation-related services, such as limousine and black car services, but excludes taxis;

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Beer/Wine Tax ($14 million): The Enacted Budget increases the excise tax on wine and beer. The tax on wine would increase from 18.9 cents per gallon to 30 cents per gallon, and the beer tax would increase from 11 cents per gallon to 14 cents per gallon. This translates into approximately 2 cents per bottle of wine and one and one-half cents per six pack of beer. These taxes were last increased in 1991, and are still among the lowest in the nation; and

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License Plates ($129 million starting in 2010-11): Effective April 1, 2010, the license plate reissuance fee is increased from $15 to $25, with revenues directed to the General Fund. License plates were last reissued in 2001.

Other revenue actions include increases in the bond issuance charge for public authorities and industrial development agencies; fines related to certain motor vehicle violations; real property transfer fees paid whenever a deed is recorded; and fees for license suspension. The Financial Plan also includes a potential franchise payment in 2011-12 related to the development of a new VLT facility. In addition, the Enacted Budget includes $350 million in new authorization for the State’s film tax and television production credit, which is intended to help keep entertainment industry jobs in New York State.

The Enacted Budget Financial Plan does not include approximately $1.2 billion in tax and fee proposals that had been proposed in the Executive Budget. Extraordinary Federal aid was used to eliminate these tax proposals.

Non-Recurring Resources

The two-year gap-closing plan included approximately $1 billion in non-recurring resources in 2008-09 and a comparable amount in 2009-10. The 2008-09 gap had to be closed within a three-month period, which severely limited the types of savings measures that were possible.

The largest non-recurring actions over the two year period include:

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Delay of the 53rd Medicaid Cycle Payment ($400 million): The 2009-10 fiscal year included 53 weekly cycle payments, compared to the typical 52 payments. This action delays the payment of a 53rd cycle until fiscal year 2011-12;

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Increase Business Tax Prepayment ($333 million): This action increases the mandatory first installment of tax due from certain business taxpayers from 30 percent to 40 percent of the previous year’s tax liability. For most taxpayers, this installment is due in March with the filing of the previous year’s tax return. This will not change the amount of tax liability, but simply the timing of payments;

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New York Power Authority Excess Resources ($476 million): This action authorizes the transfer of $476 million to the General Fund (of which $306 million was received in 2008-09 and $170 million is planned in 2009-10). Of this amount, $215 million represents funds that were reserved by NYPA to pay for the disposal of waste at a Federal repository. It is anticipated that NYPA will not need these funds for several years. The remaining transfer represents assets not necessary to meet NYPA’s short term operating, capital or debt service costs;

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Equipment Financing ($104 million): This action authorizes the use of bond financing for eligible capital projects that were originally planned to be paid for with cash resources. DOB will make an annual determination on the financing for equipment, depending on Financial Plan needs, market conditions and debt management considerations; and

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City University (no net impact): To realize the benefit of health care savings in the DRP that were applicable to the final quarter of the 2008-09 fiscal year, but where the cash savings would occur in 2009-10, the State adjusted its reimbursement schedule to New York City related to the City University. Certain payments that were due in the first quarter of 2009-10, but that had been budgeted in 2008-09, will be made on their statutory due dates, not ahead of schedule. There is no net impact over the two fiscal years.

Other non-recurring resources consist of transfers of existing fund balances, cost-recoveries for overpayments in prior years, and other routine transactions.

Extraordinary Federal Aid

The gap-closing plan included $6.15 billion in fiscal relief that the Federal government is providing to the State under ARRA to stabilize State finances and help prevent reductions in essential services. Direct Federal aid for fiscal relief consists of the increase in the Federal matching rate for eligible State Medicaid expenditures and funds provided through the SFSF to restore proposed reductions in education and higher education and to maintain other essential government services. By law, the direct Federal fiscal relief must be used effectively and expeditiously to promote economic recovery, and may not be allocated for other purposes, such as funding reserves or paying down debt.

The ARRA increased the Federal government contribution, or matching rate, on eligible State Medicaid expenditures for the period from October 1, 2008 through December 31, 2010. The FMAP benefit to the State in 2008-09 totaled $1.3 billion, and, as of May 2009, was projected at $3.7 billion in 2009-10. In the Financial Plan, every $1 increase in the Federal matching rate corresponds to a $1 decrease in required State support for Medicaid, thus creating General Fund fiscal relief. In addition, since all Federal Medicaid payments must flow through the State’s Financial Plan, the increase in FMAP results in an increase in the “pass-through” of more Federal aid to counties and New York City, which contribute to the financing of the State’s Medicaid program. This pass-through amount totaled $440 million in 2008-09 and was projected as of May 2009 at $1.4 billion in 2009-10.

As of May 2009, the SFSF was expected to provide $1.15 billion in fiscal relief in 2009-10. The SFSF consists of two parts: an Education Fund, which must be used to restore proposed reductions in education and higher education, and an Other Governmental Services Fund, which must be used to maintain essential government services. As of May 2009, direct Federal fiscal relief from the Education Fund was projected to total $876 million in 2009-10. As of May 2009, fiscal relief from the other Governmental Services Fund was expected to total $274 million in 2009-10. This aid adds $1.15 billion in spending to the All Funds budget.

Lastly, a substantial amount of Federal aid is expected to flow to the State—and through the State Financial Plan to end recipients—that has no direct impact on the State’s budget gaps. In addition, Federal spending is affected by the timing of certain transactions, including the approval of State health care initiatives, and the Federal match on spending restorations authorized in the Enacted Budget. In 2009-10, the State expects to receive extraordinary Federal aid of approximately $4.6 billion. Extraordinary Federal aid increases the State’s All Funds budget, but has no relationship to the gap-closing plan. In addition, a substantial amount of other Federal aid that affects spending from Federal funds, but which has no impact on the budget gaps, will pass through the State’s All Funds Financial Plan in 2009-10 and 2010-11. Most of this is related to the ARRA, but also reflects the timing of Federal aid payments, changes in distribution patterns, and other factors.

Spending Levels

As of May 2009, General Fund disbursements, including transfers to other funds, were expected to total $54.9 billion, an increase of $301 million (0.6 percent) from 2008-09 results. Projected General Fund spending has been reduced as of May 2009 by $8.7 billion compared to the current-services forecast. State Operating Funds spending, which excludes Federal operating aid and capital spending, was projected to total $78.7 billion in 2009-0, an increase of $574 million (0.7 percent) over 2008-09 results. State Operating Funds spending in the Enacted Budget Financial Plan has been reduced by $9.4 billion compared to the current-services forecast.

The Federal ARRA and other Federal aid substantially increase All Funds spending in 2009-10. In total, Federal aid is responsible for $7.2 billion of the projected All Funds increase above the Executive Budget proposal. In addition, growing costs in Medicaid caseload and utilization trends, which are directly related to the economic downturn, add an additional $1.4 billion in projected costs on an All Funds basis. Therefore, extraordinary Federal aid and accelerating Medicaid entitlement costs together comprise $8.6 billion of the projected total increase in All Funds spending.

2009-10 FINANCIAL PLAN DISBURSEMENTS FORECAST

The spending forecast for each of the State’s major financial plan categories follows. Projected current-services disbursements are based on agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions, and changes in Federal law. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

As of May 2009, General Fund disbursements, including transfers to other funds, were projected to total $54.9 billion in 2009-10, an increase of $301 million from 2008-09 results. State Operating Funds spending, which includes both the General Fund and spending from other operating funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, was projected to total $78.7 billion in 2009-10. The General Fund and State Operating Funds spending totals are reduced by the increase in FMAP. The projected receipt of extraordinary Federal aid in 2009-10 adds approximately $7.2 billion to the All Funds projected spending total.

Grants to Local Governments

Grants to Local Governments (“Local Assistance”) include payments to local governments, school districts, health care providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds spending.

In 2009-10, All Funds spending for local assistance was proposed, as of May 2009, to total $93.2 billion. Total spending is comprised of State aid to medical assistance providers and public health programs ($40.5 billion); State aid for education, including to school districts, universities, and tuition assistance ($34.3 billion); temporary and disability assistance ($4.8 billion); mental hygiene programs ($3.9 billion); transportation ($3.1 billion); children and family services ($2.7 billion); and local government assistance ($1.1 billion). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

State Operations

As of May 2009, State Operations spending was for personal service and non-personal service costs. Personal service costs, which account for approximately two-thirds of State Operations spending, include salaries of State employees of the Executive Branch, Legislature, and Judiciary, as well as overtime payments and costs for temporary employees. Non-personal service costs, which account for the remaining one-third of State Operations, represent other operating costs of State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology and professional business services), supplies and materials, equipment, telephone service and employee travel.

Approximately 93 percent of the State workforce is unionized. The largest unions include the Civil Services Employees Association (“CSEA”), which primarily represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; the Public Employees Federation (“PEF”), which primarily represents professional and technical personnel (i.e., attorneys, nurses, accountants, social workers, and institution teachers); UUP, which represents faculty and non-teaching professional staff within the State University system; and the

New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”), which represents security personnel (correction officers, safety and security officers).

The State workforce subject to Executive control (i.e., OSC, Law, SUNY/CUNY, and excluding the Legislature, Judiciary, and contractual labor), was projected as of May 2009 to total 128,803 full-time employees (“FTEs”) in 2009-10, a decrease of 7,687 from 2008-09 levels. Decreases are expected in nearly all agencies, mainly as a result of facility closures and the WRP.

As of May 2009, State Operations spending, which was projected to total $19.9 billion in 2009-10, financed the costs of Executive agencies ($17.8 billion), and the Legislature and Judiciary ($2.1 billion). The largest agencies in dollar terms and staffing levels include SUNY ($5.3 billion; 40,609 FTEs), Correctional Services ($2.4 billion; 29,175 FTEs), Mental Hygiene ($3.1 billion; 38,160 FTEs), DOH ($800 million; 5,441 FTEs), and State Police ($715 million; 5,607 FTEs).

State Operations spending by category, based upon prior year spending trends, is allocated among employee regular salaries (69 percent), overtime payments (3 percent), contractual services (19 percent), supplies and materials (4 percent), equipment (2 percent), employee travel (1 percent), and other operational costs (2 percent).

The State Operating Funds spending increase of $373 million (2.4 percent) in State Operations is primarily driven by a reserve to finance potential collective bargaining agreements with unsettled unions ($424 million), SUNY ($300 million), State Police ($86 million), Department of Taxation and Finance ($47 million), and stem cell research ($38 million) offset by a planned workforce reduction and a decline in State share Medicaid payments to State-owned mental hygiene facilities due to increased Federal Medicaid participation.

General State Charges

General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers’ compensation and unemployment insurance. Fixed costs include State taxes paid to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.

For most agencies, employee fringe benefit costs are paid centrally from appropriations made to General State Charges. These centrally-paid fringe benefit costs represent the majority of General State Charges spending. However, certain agencies, such as the Judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through the General State Charges account are paid from the General Fund in the first instance and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The funding source of fringe benefit costs directly paid by certain agencies is dependent on the respective agencies’ funding sources. Fixed costs are paid in full by General Fund revenues from the General State Charges account.

As of May 2009, All Funds spending on General State Charges was expected to total $5.7 billion in 2009-10, and included health insurance spending for employees ($1.7 billion) and retirees ($1.1 billion), pensions ($1.1 billion) and Social Security ($962 million).

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (i.e., the Empire State Development Corporation (“ESDC”), the Dormitory Authority of the State of New York (“DASNY”), and the Thruway Authority (“TA”), subject to an appropriation). Depending on the credit structure, debt service is financed through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

As of May 2009, All Funds debt service was projected at $5.1 billion in 2009-10, of which $1.8 billion is to be paid from the General Fund through transfers and $3.4 billion from other State funds. The General Fund transfer primarily finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State’s revenue bonds, including Personal Income Tax Revenue bonds, Dedicated Highway and Bridge Trust Fund bonds and mental health facilities bonds.

The Enacted Budget Financial Plan includes $12 million in savings from debt management actions. Legislation was enacted to provide greater flexibility in administering the Personal Income Tax Revenue Bond program by permitting DASNY and ESDC to issue bonds for any authorized Personal Income Tax Revenue Bond purpose. This is expected to result in improved scheduling and sizing for Personal Income Tax Revenue Bond sales, producing savings through efficiencies in bond pricing and administration. Administrative actions to reduce costs will be continued. These include a goal of selling 25 percent of bonds on a competitive basis, market conditions permitting, and maximizing refunding opportunities, including through consolidated service contract structures.

Capital Projects

The Capital Projects Fund Group accounts for spending across all functional areas to finance costs related to the acquisition, construction, repair or renovation of fixed assets. Spending from appropriations made from over 30 capital projects funds are financed from four sources: annual State taxes or dedicated miscellaneous receipts, grants from the Federal government, the proceeds of notes or bonds issued pursuant to general obligation bond acts which are approved by the State voters, and the proceeds of notes or bonds issued by public authorities pursuant to legal authorization for State capital spending.

As of May 2009, All Funds capital spending was expected to total $8.8 billion in 2009-10. Transportation spending, primarily for improvements and maintenance to the State’s highways and bridges, continues to account for the largest share (51 percent) of this total. The balance of projected spending is slated to support capital investments in the areas of economic development (14 percent), education (11 percent), mental hygiene and public protection (7 percent), and parks and the environment (10 percent). The remainder of projected capital projects spending is spread across health and social welfare, general government and other areas (7 percent). As of May 2009, State funds were expected to increase by $937 million, or 19 percent, primarily attributable to changes in transportation spending for the Five-Year Capital Plan ($200 million), education spending for SUNY and infrastructure improvements for private colleges and universities ($295 million), and economic development for previously authorized projects ($195 million). Federal ARRA funds represent 98 percent of the annual change in Federal spending. These funds were projected to increase Federal spending by $1.0 billion, providing significant investments in the State’s capital infrastructure. Nearly half of this amount is slated to be directed to DOT for infrastructure improvement.

Other Financing Sources/(Uses)

As of May 2009, the most significant General Fund transfers to other funds in 2009-10 include transfers for State share Medicaid ($2.4 billion), general debt service ($1.8 billion), and capital projects ($551 million, including $168 million for Pay-As-You-Go (“PAYGO”) projects and a $383 million subsidy to the DHBTF). Judiciary funding includes money transferred to the Court Facilities Incentive Aid Fund, New York City County Clerks Fund, and Judiciary Data Processing Fund ($149 million). Also included in General Fund transfers to other funds are transfers representing payments for patients residing in State-operated health and SUNY facilities ($193 million), and SUNY hospital subsidy payments ($135 million).

In Special Revenue Funds, transfers to other funds include transfers to the Debt Service Funds representing the Federal share of Medicaid payments for patients residing in State-operated health and mental hygiene facilities and community homes, and patients at SUNY hospitals ($3.5 billion), a transfer from HCRA to the Capital Projects Fund to finance anticipated non-bondable spending for HEAL-NY ($140 million) and transfer of monies from several Special Revenue accounts in excess of spending requirements ($1.0 billion).

Capital Projects funds transfers include transfers to the General Debt Service Fund from the DHBTF ($1.0 billion), and transfers from the Hazardous Waste Remedial Fund ($27 million), and the Environmental Protection Fund ($95 million), to the General Fund.

Debt Service Fund transfers to the General Fund include tax receipts in excess of debt service requirements for general obligation, Local Government Assistance Corporation (“LGAC”) and Personal Income Tax Revenue Bonds ($10.4 billion). Transfers to Special Revenue Funds represent receipts in excess of lease/purchase obligations that are used to finance a portion of the operating expenses for DOH, mental hygiene, and SUNY ($3.8 billion).

OUTYEAR PROJECTIONS

The outyear forecast for 2010-11 is based on assumptions of economic performance, revenue collections, spending patterns, and projections for the current-services costs of program activities. DOB believes the estimates of annual change in receipts and disbursements that constitute the current-services gap forecast are based on reasonable assumptions and methodologies.

In evaluating the State’s outyear operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future fiscal condition is likely to diminish as one moves further from the 2009 year and budget year estimates. Accordingly, in terms of the outyear projections, 2010-11 is perhaps the most relevant from a planning perspective, since any gap in that year must be closed with the next budget and the variability of the estimates is likely to be less than in later years. The State has indicated that it will provide quarterly revisions to its multi-year estimates.

As of May 2009, DOB projected that the Enacted Budget Financial Plan is balanced in the General Fund in 2009-10 and projected outyear budget gaps of $2.2 billion in 2010-11, $8.8 billion in 2011-12, and $13.7 billion in 2012-13.

As of May 2009, after actions, General Fund spending was projected to grow at an average annual rate of 7.2 percent from 2008-09 through 2012-13. Spending growth in the General Fund was projected to increase sharply in 2011-12, reflecting a return to a lower Federal match rate for Medicaid expenditures on January 1, 2010, which will increase General Fund costs. The spending is driven by Medicaid growth, rising costs for education, the State-financed cap on local Medicaid spending, employee and retiree health benefits, and child welfare programs. The receipts growth is consistent with DOB’s economic forecast for the recession and recovery. The temporary personal income tax increase, which covers calendar years 2009 through 2011, is expected to provide substantial additional receipts through fiscal year 2011-12.

OUTYEAR RECEIPTS/PROJECTIONS

Overview of Revenue Situation

The economic slowdown has broadened to virtually every sector of the New York State economy except for education, health care and social assistance. As a result, DOB anticipates that weaker employment, declining corporate earnings, reduced household spending and lower real estate activity will negatively impact State revenue in 2009-10.

Base receipt growth over the period 2006-07 to 2008-09, supported by a strong financial services sector and real estate market, averaged 5.3 percent. However, the current decline in economic activity is estimated to negatively impact receipt growth for 2009-10 and 2010-11. As a result, base tax receipts (adjusting for law changes) are expected to fall 6.5 percent in 2009-10 and grow by 4.8 percent in 2010-11.

The negative impact of the depressed equity and real estate markets on the State’s economy in general and the financial services industry in particular is expected to result in major declines in bonus payouts during the current fiscal year (down 20 percent from prior year) and reduced growth in business tax receipts over the remaining years of the Financial Plan.

The volatile real estate and financial markets represent even greater risks to revenues due to the high concentration of taxable income among a relatively small segment of the taxpaying population.

The decline in the residential housing market is projected to largely eliminate the surge in taxable capital gains realizations associated with real estate sales that characterized the last few years.

The economy is expected to continue to decline, and as a result, 2009-10 growth in personal income tax withholding and sales tax collections will be weak absent the legislation enacted with the Budget.

The combined impact of the declining real estate and financial markets and the deepening recession results in estimated declines in personal income tax liability of 9.8 percent in the 2008 tax year, and 11.7 percent in the 2009 tax year, before the impact of the temporary rate increase effective in 2009.

The broadening impact of the economic slowdown has reduced consumption of durable goods, non-durable goods and taxable services. In addition, the outlook for the nominal value of cars purchased and disposable income have deteriorated, all negatively impacting growth in the sales tax revenue base.

The large audit settlements associated with financial service industry firms continued into 2008-09 but are expected to be largely concluded before 2009-10, and this loss of resources must be compensated for by other tax compliance actions included with the Budget.

Fiscal Year 2009-10 Overview

As of May 2009, total All Funds receipts were expected to total nearly $130.6 billion, an increase of $11.3 billion over 2008-09 projections.

As of May 2009, total General Fund receipts were projected to reach $56.9 billion in 2010-11, $58.4 billion in 2011-12 and $58.2 billion in 2012-13. Total State Funds receipts were projected to be approximately $85.9 billion in 2010-11, $89.0 billion in 2011-12 and $88.6 billion in 2012-13.

As of May 2009, total All Funds receipts in 2010-11 were projected to reach $134.6 billion, an increase of $4.0 billion, or 3 percent over 2009-10 estimates. All Funds receipts in 2011-12 were expected to decrease by $2.4 billion (1.7 percent) over the prior year. In 2012-13, receipts were expected to decrease by $1.1 billion (0.8 percent) from 2011-12 projections.

As of May 2009, All Funds tax receipts were expected to increase by 6.2 percent in 2010-11, 3.3 percent in 2011-12, and 0.3 percent in 2012-13.

Personal Income Tax

As of May 2009, All Governmental Funds (“All Funds”) personal income tax receipts, which reflect gross payments minus refunds, were estimated at $37.2 billion for 2009-10, a $398 million increase from the prior year. This is primarily attributable to an increase in withholding of $2.9 billion due to the three-year temporary increase in tax rates adopted in the Enacted Budget Plan. The increase is partially offset by decreases in extension payments and final payments for tax year 2008 of $2.5 billion (53 percent) and $565 million (22.6 percent), respectively. The decrease reflects the extraordinarily weak settlement in tax year 2008 returns attributable to the declining economy. As of May 2009, estimated payments for tax year 2009 were projected to increase by $50 million (0.6 percent), with the increase entirely due to the impact of the temporary tax rate increase. As of May 2009, receipts from delinquencies were projected to increase $166 million over the prior year while refunds were estimated to decline by $339 million (4.7 percent).

As of May 2009, All Funds income tax receipts of $40.1 billion for 2010-11 were projected to increase by $2.9 billion (7.7 percent) from 2009-10. Gross receipts were projected to grow by 7.9 percent, largely reflecting projected increases in tax year 2010, estimated payments of $1.7 billion (21.0 percent), extension payments of $1.2 billion (52.0 percent) and withholding of $437 million (1.4 percent). Most of the increases in estimated payments and withholding are due to the enacted personal income tax temporary increase. As of May 2009, payments from final returns for tax year 2009 were projected to increase by $157 million (8.1 percent) and receipts from delinquencies were projected to increase by $54 million (4.8 percent) over the prior year. Refunds were estimated to grow by $603 million or 8.8 percent, largely reflecting the impact of tax reductions contained in the Federal ARRA that affect the State’s tax base.

General Fund income tax receipts are the net of deposits to the School Tax Relief (“STAR”) Fund, which provides property tax relief, and the Revenue Bond Tax Fund (“RBTF”), which supports debt service payments on State personal income tax revenue bonds. As of May 2009, General Fund income tax receipts of $24.4 billion for 2009-10 were expected to increase by $1.2 billion or 5.2 percent from the prior year. This increase reflects a decrease in STAR deposits of $910 million as a result of elimination of both the STAR rebate program and associated enhanced New York City STAR credit for 2009-10, partly offset by an increase in deposits to RBTF of $100 million.

As of May 2009, General Fund income tax receipts of $26.6 billion for 2010-11 were projected to grow by $2.2 billion, or 9.0 percent over 2009-10. Along with the increase in All Funds receipts noted above, a marginal decrease of $44 million in STAR deposits is projected. Deposits to the RBTF are expected to increase by 7.7 percent, the same percentage increase as projected for net collections since the deposit equals 25 percent of net collections.

As of May 2009, All Funds income tax receipts of $41.5 billion for 2011-12 were projected to increase by $1.4 billion, or 3.4 percent over the prior year. Gross receipts were projected to increase by 3.7 percent and reflect withholding that was projected to grow by 4.1 percent ($1.3 billion). As of May 2009, total estimated taxes on prior and current year liabilities were expected to increase by an estimated 1.9 percent ($252 million). Payments from final returns were expected to increase by 7.2 percent ($166 million). Delinquencies were projected to increase by $38 million or 3.3 percent over the prior year. Growth in total refunds was projected to increase by $369 million or 5.0 percent over the prior year.

As of May 2009, General Fund income tax receipts of $27.4 billion for 2011-12 were projected to increase by $835 million, or 3.1 percent from 2010-11. General Fund projected receipts for 2011-12 reflect a $197 million increase in STAR deposits, and a $342 million increase in deposits to the RBTF.

As of May 2009, All Funds income tax receipts for 2012-13 were projected to be $40.6 billion. General Fund receipts were projected at $26.6 billion. Both figures reflect declines from the prior year due to the expiration of the temporary personal income tax increase after tax year 2011 (with the last fiscal impact of the temporary increase occurring in 2011-12).

User Taxes and Fees

As of May 2009, All Funds user taxes and fee receipts for 2009-10 were estimated to be approximately $14.4 billion, an increase of $371 million or 2.6 percent from 2008-09. Sales tax receipts were expected to increase by $162 million from the prior year due to a base decline of over 2 percent, which is more than offset by tax law changes. Non-sales tax user taxes and fees were estimated to increase by $209 million from 2008-09 mainly due to tax law changes in motor vehicle fees.

As of May 2009, General Fund user taxes and fee receipts were expected to total $8.5 billion in 2009-10, an increase of $159 million or 1.9 percent from 2008-09. The increase largely reflects an increase in receipts due to sales tax receipts ($86 million), motor vehicle fees ($61 million) and alcoholic beverage taxes ($29 million), partially offset by a decrease in cigarette tax collections ($21 million).

As of May 2009, All Funds user taxes and fee receipts for 2010-11 were projected to be $14.8 billion, an increase of $418 million, or 2.9 percent from 2009-10. This increase largely reflects fee and tax law changes in sales and use tax collections and motor vehicle fees. General Fund user taxes and fee receipts were projected to total $8.8 billion in 2010-11, an increase of $299 million, or 3.5 percent from 2009-10. This increase largely reflects fee and tax law changes in sales and use tax collections and motor vehicle fees.

As of May 2009, All Funds user taxes and fees were projected to increase by $491 million in 2011-12 and then increase by $414 million in 2012-13. This reflects the proposed fee and tax law changes becoming fully effective.

Business Taxes

As of May 2009, All Funds business tax receipts for 2009-10 were estimated at $7.7 billion, an increase of $72 million, or 0.9 percent from the prior year. The estimates reflect a net increase in receipts of $585 million resulting from tax law changes. The increase in the prepayment rate from 30 percent to 40 percent for most business taxpayers and the imposition of the insurance premiums tax on for-profit HMOs are the major tax law changes. Absent these provisions, All Funds business tax receipts were expected to decline by $513 million or 6.7 percent. The majority of this decline is in the corporate franchise tax and the bank tax. As of May 2009, corporate profits were expected to decline by 22 percent in calendar year 2009 although the related revenue decline is expected to be far less due to a higher proportion of taxpayers filing under non-income tax bases. Bank tax receipts in 2008-09 were bolstered by one-time receipts from the three month reopening of the Voluntary Compliance Initiative. This program, which allowed taxpayers to voluntarily report the use of IRS designated tax shelters, accounted for $370 million, or 81 percent of All Funds audit collections of $455 million. As of May 2009, bank tax audit collections were expected to fall to $71 million in 2009-10. Excluding Enacted Budget provisions, corporation and utilities tax receipts were expected to grow 4.6 percent as revenue from the telecommunication sector remains strong and the insurance tax is expected to remain virtually unchanged.

As of May 2009, All Funds business tax receipts for 2010-11 of $8.0 billion were projected to increase by $369 million, or 4.8 percent over the prior year, reflecting rebound induced growth rates of 9.8 and 10.7 percent in corporate franchise tax and bank tax receipts respectively.

As of May 2009, General Fund business tax receipts for 2009-10 of $5.5 billion were estimated to decrease by $61 million, or 1.1 percent below 2008-09 results. The projected General Fund decrease in business tax receipts is larger than the projected All Funds decline because the net revenue from the imposition of the insurance premiums tax on for-profit HMOs is dedicated to the HCRA. Aside from this Enacted Budget provision, business tax receipts deposited to the General Fund reflect the All Funds trends discussed above.

As of May 2009, General Fund business tax receipts for 2010-11 of $5.8 billion were projected to increase by $333 million, or 6.1 percent over the prior year. Corporate franchise tax and bank tax receipts were projected to increase by 10.1 percent and 9.9 percent, respectively as the economy begins to recover.

As of May 2009, All Funds business tax receipts estimated for 2011-12 and 2012-13 reflected trend growth that is determined in part by the expected levels of corporate profits, taxable insurance premiums, electric utility consumption prices, the consumption of telecommunications services and automobile fuel consumption and fuel prices. Business tax receipts were projected to increase to $8.2 billion (1.6 percent) in 2011-12, and $8.7 billion (6.4 percent) in 2012-13. General Fund business tax receipts over this period were expected to increase to $5.9 billion (1.7 percent) in 2011-12 and $6.4 billion (8.0 percent) in 2012-13.

Other Taxes

As of May 2009, All Funds other tax receipts for 2009-10 were estimated to be $1.4 billion, down $532 million or 28.2 percent from 2008-09 receipts. This decrease reflects a 17.6 percent decline in the estate tax collections due to declines in equity and home values experienced over the past year, combined with a nearly 47 percent decline in real estate transfer tax collections as a result of conditions in the real estate and credit markets as of May 2009. General Fund other tax receipts were expected to total $982 million in fiscal year 2009-10, reflecting a $205 million decline in estate tax collections.

As of May 2009, All Funds other tax receipts for 2010-11 were projected to be $1.4 billion, up $65 million or 4.8 percent from 2009-10, reflecting growth in the real estate transfer tax of 23.5 percent, reflecting the beginning of a rebound in the residential and commercial markets, partially offset by a 2.4 percent decline in estate tax collections. General Fund other tax receipts were expected to total $959 million in fiscal year 2010-11, a decrease of $23 million which is attributable to a projected decline in the estate tax.

As of May 2009, the 2011-12 All Funds receipts projection for other taxes was nearly $1.6 billion, up $144 million or 10.1 percent from 2010-11 receipts. Growth in the estate tax was projected to follow expected increases in household net worth as equity prices begin to rebound. Receipts from the real estate transfer tax were projected to increase, reflecting the continued improvement in the residential and commercial markets.

As of May 2009, the 2012-13 All Funds receipts projection for other taxes of $1.7 billion was up $142 million or 9.1 percent from 2011-12 receipts.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include monies received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. As of May 2009, All Funds miscellaneous receipts were projected to total $22.2 billion in 2009-10, an increase of $2.1 billion from 2008-09 results, largely driven by programs financed with authority bond proceeds ($718 million), including spending in economic development, SUNY and State equipment financing; growth in SUNY tuition, fee, patient, and other income ($459 million); increased lottery receipts, including VLT ($213 million); and growth in HCRA receipts ($470 million). Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, school aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, DOB typically plans that Federal reimbursement will be received in the State fiscal year in which spending occurs, but timing is often unpredictable. As of May 2009, All Funds Federal grants were projected to total $47.7 billion in 2009-10, an increase of $8.9 billion from 2008-09 results driven by receipt of Federal ARRA monies.

As of May 2009, General Fund miscellaneous receipts collections were estimated to be approximately $3.4 billion in 2009-10, up $276 million from 2008-09 results. This projected increase is primarily due to actions taken with the 2009-10 Enacted Budget.

As of May 2009, All Funds miscellaneous receipts were projected to total $21.7 billion in 2010-11, a decrease of $532 million from 2009-10 levels, driven by General Fund changes of $359 million primarily due to the loss of several one-time receipts including payments related to New York Power Authority (“NYPA”), augmented by a decline in programs financed with authority bond proceeds ($150 million).

As of May 2009, All Funds Federal grants were projected to total $48.5 billion in 2010-11, an increase of $800 million from 2009-10, reflecting an increase in Federal ARRA funding.

As of May 2009, General Fund miscellaneous receipts and Federal grants were projected to be $3.0 billion in each year beginning in 2010-11.

As of May 2009, All Funds miscellaneous receipts were projected to increase by $921 million in 2011-12 and decline by $609 million in 2012-13 driven by the one-time receipt of franchise fees related to the development of VLT facilities ($370 million).

The loss of Federal ARRA aid drives the All Funds Federal grant projected declines of $5.4 billion in 2011-12 and $706 million in 2012-13, estimated as of May 2009.

OUTYEAR DISBURSEMENTS PROJECTIONS

As of May 2009, DOB forecasts General Fund spending of $59 billion in 2010-11, an increase of $4.1 billion (7.5 percent) over estimated 2009-10 levels. Growth in 2011-12 is projected at $8.2 billion (13.9 percent) and in 2012-13 at $4.8 billion (7.1 percent). The growth levels are based on current-services projections, as modified by the actions contained in the 2009-10 Enacted Budget. They do not incorporate any estimate of potential new actions to control spending in future years.

General Fund Grants to Local Governments

Annual growth in local assistance is driven primarily by Medicaid (including administrative costs and local cost sharing), school aid and aid for children and family services.

Medicaid

General Fund spending for Medicaid is expected to grow by $2.2 billion in 2010-11, $4.9 billion in 2011-12, and another $1.1 billion in 2012-13, which includes a reduction in the State share resulting from the enhanced FMAP provided through ARRA.

Medicaid growth results, in part, from the combination of projected increases in recipients, service utilization, and medical care cost inflation that affect nearly all categories of service (i.e., hospitals, nursing homes, etc.). The State cap on local Medicaid costs and takeover of local Family Health Plus (“FHP”) costs, which are included in base categories of service, were projected as of May 2009 to increase spending by $352 million in 2010-11 and $396 million in 2011-12. In 2011-12, $2.9 billion of the projected State Funds spending increase is due to the scheduled cessation of Federal assistance that had been granted to the State in 2009-10 and 2010-11 in accordance with ARRA. In addition, an extra weekly payment to providers deferred from 2009-10 adds $400 million in base spending across all categories of service in 2011-12.

As of May 2009, the average number of Medicaid recipients was expected to grow to over 4.27 million in 2010-11, an increase of 7.2 percent from the estimated 2009-10 caseload of 3.98 million. FHP enrollment was estimated to grow to approximately 460,600 individuals in 2010-11, an increase of 8.4 percent over projected 2008- 09 enrollment of almost 424,800 individuals.

School Aid

School aid is projected to increase in 2009-10 and beyond. In future years, increases in foundation aid and UPK are also projected primarily due to increases in expense-based aids such as building aid and transportation aid. As of May 2009, on a school-year basis, school aid was projected at $22.4 billion in 2010-11, $24.0 billion in 2011-12, and $26.2 billion in 2012-13. On a State fiscal-year basis, General Fund school aid spending was projected to grow by $768 million in 2010-11, $951 million in 2011-12, and $2.2 billion in 2012-13.

As of May 2009, outside the General Fund, revenues from core lottery sales were projected to increase by $27 million in 2010-11, $67 million in 2011-12, and $106 million in 2012-13 (totaling $2.5 billion in 2012-13). Revenues from VLTs were projected to increase by $68 million in 2010-11, $657 million in 2011-12 and decrease by $260 million in 2012-13 (totaling $944 million in 2012-13). VLT estimates for 2011-12 assume the one-time receipt of $370 million in additional revenues from the State’s sale of operating rights at a VLT facility, and assume the start of operations at Aqueduct in 2011, and Belmont by 2012.

Mental Hygiene

As of May 2009, mental hygiene spending was projected at $2.3 billion in 2010-11, 2.4 billion in 2011-12, and $2.5 billion in 2012-13. Sources of growth include: increases in the projected State share of Medicaid costs; projected expansions of the various mental hygiene service systems including the OMH’s children’s services; increases in the New York State Creating Alternatives in Residential Environments & Services program and in the development of children’s beds in the OMRDD to bring children back from out-of-state placements; the New York/New York III Supportive Housing agreement and community bed expansion in OMH; and several chemical dependence treatment and prevention initiatives in the Office of Alcoholism and Substance Abuse Services, including treatment costs associated with Rockefeller Drug Law reform.

Children and Family Services

As of May 2009, Children and Family Services local assistance spending was projected to grow by $145 million in 2010-11, $202 million in 2011-12 and $143 million in 2012-13. The increases are driven primarily by expected growth in local claims-based programs, including child welfare.

Temporary and Disability Assistance

As of May 2009, spending was projected at $1.3 billion in 2010-11, and was expected to increase to $1.4 billion by 2012-13, primarily as the result of an expected decrease in Federal offsets, which would increase the level of General Fund resources needed to fund existing commitments.

State Operations

As of May 2009, State Operations spending was expected to total $8.9 billion in 2010-11, an annual increase of $266 million (3.1 percent). In 2011-12, spending was projected to grow by another $250 million (2.8 percent) to a total of $9.1 billion, followed by another $137 million (1.5 percent) for a total of $9.3 billion in 2012-13. The personal service portion of these projected increases reflects both the impact of the settled labor contracts and potential spending for unsettled unions (assuming comparable agreements to currently-settled unions), salary adjustments for performance advances, longevity payments and promotions; and increased staffing levels. Inflationary increases for non-personal service costs result in higher spending in all years. Additional growth is driven by spending for ongoing initiatives, including the civil commitment program for sexual offenders, and medical and pharmacy costs in the areas of mental hygiene and corrections.

General State Charges

As of May 2009, General State Charges were projected to total $4.0 billion in 2010-11, $4.3 billion in 2011-12 and $4.8 billion in 2012-13. The projected annual increases are due mainly to anticipated cost increases in pensions and health insurance for State employees and retirees.

The State’s pension contribution rate to the New York State and Local Retirement System, which is 7.6 percent for 2009-10, was expected as of May 2009 to increase to 10.5 percent for 2010-11, 11.4 percent for 2011-12 and 11.5 percent in 2012-13. As of May 2009, pension costs in 2010-11 were projected to total $1.4 billion, an increase of $264 million over 2009-10. In 2011-12, costs were projected to increase by an additional $113 million to total $1.5 billion. In 2012-13, they were expected to increase by $129 million to total $1.7 billion. Growth in all years is driven by anticipated increases in the employer contribution rate.

As of May 2009, spending for employee and retiree health care costs was expected to increase by $318 million in 2010-11, $251 million in 2011-12, and another $269 million in 2012-13, and assumes an average annual premium increase of approximately 8.0 percent. Health insurance was projected at $3.2 billion in 2010-11 ($1.9 billion for active employees and $1.25 billion for retired employees), $3.4 billion in 2011-12 ($2.1 billion for active employees and $1.3 billion for retired employees), and $3.7 billion in 2012-13 ($2.2 billion for active employees and $1.5 billion for retired employees).

Transfers to Other Funds

As of May 2009, transfers to other funds are estimated at $6.4 billion in 2010-11, an increase of $932 million over 2009-10. This includes increased transfers to the DHBTF, capital projects funds, and the mental hygiene system. In addition, transfers are increasing to fund the development of the State’s new financial management system.

As of May 2009, transfers to other funds are expected to increase by $874 million in 2011-12. This projected increase reflects projected Medicaid State Share transfers without the benefit of the Federal ARRA package (or enhanced FMAPs), and expected increases in transfers to supplement resources available for the mental hygiene system. In 2012-13, transfers are expected to increase by $425 million, mainly to supplement resources available to the mental hygiene system and subsidize the DHBTF, as well as funding for stem cell research.

PRIOR FISCAL YEARS

General Fund 2006-07 through 2008-09

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund monies are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

Recent Trends

Following a period of solid operating results from 2003-04 through 2006-07, State finances began to lose momentum during 2007-08, preceding the State economy’s contraction and concomitant decline in revenues during 2008-09. As a result, the State’s General Fund closing balance has declined by more than $1 billion since 2006- 07, from $3.0 billion in 2006-07, to $2.8 billion in 2007-08, and to $1.9 billion in 2008-09.

2008-09 Fiscal Year

The State ended 2008-09 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State’s initial projections for 2008-09. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included a dedicated balance of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, $21 million in the contingency reserve fund to guard against litigation risks, $145 million the Community Projects Fund and $503 million in general reserves, $163 million of which DOB expects to use for payments initially planned for 2008-09 that were delayed until 2009-10. The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $707 million from 2007-08 results. While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08. The main source of annual growth was School Aid.

2007-08 Fiscal Year

The State ended 2007-08 in balance. Receipts in 2007-08 were $578 million lower than the State’s initial projections while disbursements for the year finished at $299 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the $21 million in the Contingency Reserve Fund, $340 million in the Community Projects Fund and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

2006-07 Fiscal Year

DOB reported a 2006-07 General Fund surplus of $1.5 billion. Results for 2006-07 were $1.5 billion higher than the balanced Enacted Budget as a result of receipts revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected disbursements ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

The General Fund ended the 2006-07 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the State’s rainy day reserve fund (after an $87 million deposit at the close of 2006-07), $21 million in the Contingency Reserve Fund, and $278 million in the Community Projects Fund. The closing balance also included $1.7 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-07, an increase of $4.2 billion from 2005-06 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million.

General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were School Aid, Medicaid, and higher education programs.

State Operating Funds 2006-07 through 2008-09

The State Operating Funds portion of the Financial Plan is comprised of the General Fund and funds specified for dedicated purposes, but excludes capital project funds and Federal Funds.

Recent Trends

State Operating Funds spending increased from $77.0 billion in 2007-08 to $78.2 billion in 2008-09, an increase of $1.2 billion or 1.5 percent. Excluding transfers to other funds, the General Fund portion of State Operating Funds decreased by $2.2 billion. At the same time, there was higher annual spending for programs supported by special revenues ($2.9 billion) and debt service funds ($450 million), more than offsetting the General Fund decline. The largest contributors to the spending increase included additional School Aid ($1.7 billion) and additional debt service payments ($426 million), partly offset by reduced Medicaid spending ($800 million) which is primarily attributable to the State’s receipt of Federal ARRA funds at the end of 2008-09 that offset State Operating Funds spending for Medicaid.

Over the three-year period beginning in 2006-07, State Operating Funds spending has grown by an average 3.1 percent annually. Historically, the State has financed an increasing share of its operations outside of the General Fund. Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under HCRA and through the use of Federal ARRA funds, and the creation of the STAR program that is funded by directing personal income tax receipts to a special revenue fund.

2008-09 Fiscal Year

State Operating Funds receipts totaled $75.2 billion in 2008-09, a decrease of $371 million from the 2007-08 results. Apart from the growth in General Fund receipts described above, tax receipts to other State Operating Funds decreased. Actual State Operating Funds disbursements totaled $78.2 billion in 2008-09, an increase of $1.2 billion from the 2007-08 results. School aid was the largest source of annual program growth.

The State ended the 2008-09 fiscal year with a State Operating Funds cash balance of $4.7 billion. In addition to the $1.9 billion General Fund balance, the State’s special revenue funds had a closing balance of $2.5 billion and the debt service funds had a closing balance of $298 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances have been dedicated to finance the operations and activities of SUNY campuses and hospitals ($742 million) and ongoing HCRA programs ($240 million). The remaining special revenue fund balances have been held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

2007-08 Fiscal Year

State Operating Funds receipts totaled $75.6 billion in 2007-08, an increase of $3.0 billion from the 2006-07 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating Funds also increased. Actual State Operating Funds disbursements totaled $77.0 billion in 2007-08, an increase of $3.5 billion from the 2006-07 results. School aid, STAR, and transportation aid were the main sources of annual program growth.

The State ended the 2007-08 fiscal year with a State Operating Funds cash balance of $6.6 billion. In addition to the $2.8 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.5 billion and the debt service funds had a closing balance of $285 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances have been dedicated to finance the operations and activities of SUNY campuses and hospitals ($838 million) and ongoing HCRA programs ($597 million). The remaining special revenue fund balances have been held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with a State Operating Funds cash balance of $6.9 billion. In addition to the $3.0 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $233 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances have been dedicated to finance ongoing HCRA programs ($706 million) and the operations and activities of SUNY campuses and hospitals ($685 million). The remaining special revenue fund balances have been held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

State Operating Funds receipts totaled $72.6 billion in 2006-07, an increase of $4.5 billion from the 2005-06 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating funds also increased. Actual State Operating Funds disbursements totaled $73.5 billion in 2006-07, an increase of $7.2 billion from the 2005-06 results. School aid, Medicaid, STAR, and higher education were the main sources of annual program growth.

All Funds 2006-07 through 2008-09

The All Funds Financial Plan includes Federal aid received by the State and capital project funds, making it the broadest measure of the State budget. The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Project Funds, and Debt Service Funds.

Recent Trends

All Funds spending totaled $121.6 billion in 2008-09, $5.5 billion (4.8 percent) higher than in 2007-08. The State Operating Funds component of All Funds spending increased by $1.2 billion, as described above, and was complemented by an increase in capital project disbursements of $699 million (11 percent), which supported economic development and transportation projects. Federal operating funds spending increased by $3.6 billion (11 percent), which is due primarily to growth in Medicaid, welfare, and public health.

2008-09 Fiscal Year

The State ended the 2008-09 fiscal year with an All Funds cash balance of $4.6 billion. Along with the $4.7 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $376 million, offset by a negative capital project funds closing balance of $507 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from the Short Term Investment Pool (“STIP”) used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2008-09 totaled $119.2 billion, an increase of $3.8 billion over 2007-08 results. Annual growth in Federal grants ($3.9 billion) and miscellaneous receipts ($421 million) was partially offset by a decline in tax receipts ($534 million), largely attributable to business tax declines. All Funds disbursements for 2008- 09 totaled $121.6 billion, an increase of $5.5 billion over 2007-08 results. The annual change reflected growth in School Aid, Medicaid, transportation aid, economic development aid and other State programs.

2007-08 Fiscal Year

The State ended the 2007-08 fiscal year with an All Funds cash balance of $6.5 billion. Along with the $6.6 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $359 million, offset by a negative capital project funds closing balance of $434 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2007-08 totaled $115.4 billion, an increase of $3.0 billion over 2006-07 results. Moderate growth in tax collections and miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for 2007-08 totaled $116.1 billion, an increase of $3.3 billion over 2006-07 results. The annual change reflected growth in School Aid, school tax relief, transportation aid and other State programs.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with an All Funds cash balance of $6.8 billion. Along with the $6.9 billion State Operating Funds balance described above, the Federal operating funds had a closing balance of $336 million, offset by a negative balance in the capital projects funds of $432 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2006-07 totaled $112.4 billion, an increase of $5.4 billion over 2005-06 results. Strong growth in tax collections and moderate growth in Federal grants were partially offset by a decline in miscellaneous receipts. All Funds disbursements for 2006-07 totaled $112.8 billion, an increase of $8.4 billion over 2005- 06 results. The annual change reflected growth in Medicaid, School Aid, higher education, school tax relief and other State programs.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this disclosure, public authorities refer to certain of the State’s public benefit corporations, created pursuant to State law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations. As of December 31, 2006, each of the 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $140 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City of New York, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

The staffs of the New York State Financial Control Board, the Office of the State Deputy Comptroller for the City of New York, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2009-10 fiscal year or thereafter.

To help resolve persistent fiscal difficulties in the City of Buffalo, the State enacted legislation in July 2003 that created the Buffalo Fiscal Stability Authority (“BFSA”). To address a deteriorating fiscal situation in Erie County, legislation was enacted in July 2005 that created the Erie County Fiscal Stability Authority (“ECFSA”). Under these statutes, Buffalo and Erie County are required to take annual budgetary actions necessary to address increasing percentages of their projected budget gaps and the BFSA as well as the ECFSA are authorized to finance remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. Tax revenues generated by the City of Buffalo and the Buffalo City School District as well as State aid payments are pledged to support any bonds issued by the BFSA. Similarly, the Erie County’s sales tax revenues and certain statutorily defined State aid payments are pledged as revenue to support any bonds issued by ECFSA.

The BFSA has instituted a control period for Buffalo since 2003. In 2006, the ECFSA instituted a control period for the Erie County after rejecting its fiscal 2007 budget and financial plan for fiscal years 2007 through 2010. The implementation of a control period grants BFSA and ECFSA significant authority over the financial operations of Buffalo and Erie County, respectively, including: the power to approve or reject contracts, settlements, and borrowings in excess of $50,000; to determine expenditure limits for proposed county budgets; and to implement a wage or hiring freeze.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt and includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. As of May 2009, total outstanding State-related debt equaled $52.1 million.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

State-Supported Debt Outstanding

State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

General Obligation Financings

Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (“Debt Reform Act”) imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. Regardless, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (“TRANs”), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue TRANs has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

General Obligation Bonds Outstanding

General obligation debt is currently authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, aviation, mass transportation, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. The amount of general obligation bonds issued in the 2008-09 fiscal year (excluding refunding bonds) was $455 million, and as of March 31, 2009, the total amount of general obligation debt outstanding was $3.3 billion. The Enacted Capital Plan projects that approximately $599 million in general obligation bonds will be issued in 2009-10.

State Personal Income Tax Revenue Bond Financing

Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by DASNY, the New York State Environmental Facilities Corporation (“EFC”), the Housing Finance Agency (“HFA”), the New York State Thruway Authority (“Thruway Authority”) and the Urban Development Corporation (“UDC”), (collectively, the “Authorized Issuers”).

The legislation provides that 25 percent of State Personal Income Tax receipts, excluding refunds owed to taxpayers, be deposited to the RBTF for purposes of making debt service payments on State Personal Income Tax Revenue Bonds, with excess amounts returned to the General Fund. Legislation enacted in 2007 increased the amount of Personal Income Tax receipts to be deposited into the RBTF by removing an exclusion for personal income tax amounts deposited to the STAR Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that Personal Income Tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual Personal Income Tax receipts or (ii) $6 billion.

The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds. As of May 2009, Personal Income Tax Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health Care. For the first time in 2007-08, State PIT bonds were issued to support the Health Care Efficiency and Affordability Law for New Yorkers Capital Grant Program. State Personal Income Tax Revenue Bonds are expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2009, approximately $13.7 billion of State Personal Income Tax Revenue Bonds were outstanding. The 2009-10 Enacted Budget projects that $4.1 billion of State Personal Income Tax Revenue Bonds will be issued in 2009-10.

In addition, the 2009-10 Enacted Budget authorizes the use of personal income tax revenue bonds to finance the mental health facilities program, in response to the turbulence in the credit markets. During the 2008-09 State fiscal year, credit spreads have diverged by more than 100 basis points for highly rated credits like personal income tax and lower rated credits like Mental Health. If this trend continues, the State may temporarily use State Personal Income Tax Revenue Bonds to finance its new money needs for the Mental Health program and refund certain variable rate bonds ($560 million) in the 2009-10 fiscal year.

2009-10 State Borrowing Plan

The Enacted Plan reflects the expectation that State Personal Income Tax Revenue Bonds will continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments.

The State’s 2009-10 borrowing plan projects new issuance of $599 million in general obligation bonds; $577 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $520 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $100 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $4.1 billion in State Personal Income Tax Revenue Bonds to finance various capital programs, as described below.

State Personal Income Tax Revenue Bond borrowings include issuances by: (i) DASNY for school construction (“EXCEL”), SUNY higher education facilities and community colleges, CUNY senior and community colleges, Higher Education Capital Matching Grants for private colleges, health care grants under the Health Care Efficiency and Affordability Law for New Yorkers Capital Grant Program, cultural education storage facilities, Judicial Training Academies and library facilities; (ii) the Thruway Authority for Consolidated Highway Improvement Programs; (iii) UDC (doing business as the Empire State Development Corporation) for correctional and youth facilities, sports facilities, State facilities and equipment acquisitions, State Police and Division of Military and Naval Affairs facilities, Office of Technology facility, Office of General Services Capital and Agriculture and Markets; (iv) EFC for State Environmental Infrastructure Projects, including Water Pollution Control, Hazardous Waste Remediation, and West Valley; and (v) HFA for housing programs.

In addition, personal income tax bonds can be issued by more than one authority for certain State programs, to include: the Community Enhancement Facilities Assistance Program for economic development purposes which may be issued by DASNY, UDC and HFA; the Strategic Investment Program for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC; and the Regional Economic Development Program, Higher Technology and Development Program, Economic Development Initiatives, and the Regional Economic Growth Program which includes EOF, Gen*NY*sis, CCAP, RESTORE, Multi-Modal Transportation Program and the Center of Excellence Program, which may be issued by DASNY and UDC; and Buffalo Inner Harbor, Roosevelt Island Operating Corporation, Sematech and 2008 & 2009 Economic Development Initiatives, which may be issued by DASNY and UDC.

The projections of State borrowings for the 2009-10 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the 2009-10 fiscal year.

Debt Reform Act

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve the State’s borrowing practices and applies to all new State-supported debt issued on and after April 1, 2000. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is slated to increase gradually until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and is slated to increase gradually until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either of the caps on the debt outstanding or debt service is met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, as of May 2009, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2008. On October 30, 2008, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2008 at 2.33 percent of personal income and debt service on such debt at 1.48 percent of total governmental receipts, compared to the caps of 3.32 percent for each.

2009 projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. As of May 2009, available cap room, in regards to debt outstanding, was expected to decline from 0.74 percent ($6.8 billion) in 2009-10 to only 0.08 percent ($763 million) in 2011-12, a decrease of 88 percent or $6 billion. In addition, debt outstanding was projected to exceed the cap by 0.03 percent ($314 million) in 2012-13 and by 0.04 percent ($384 million) in 2013-14. As of May 2009, the State planned to take actions in future budget cycles before fiscal year 2012-13 in order to stay within the statutory debt limits.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. The limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) is no more than 20 percent of total outstanding State-supported debt. Interest rate exchange agreements are limited to a total notional amount of no more than 20 percent of total outstanding State-supported debt. As of March 31, 2009, State-supported debt in the amount of $47.0 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $9.4 billion each. As discussed below, as of March 31, 2009, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 20 percent of total outstanding State-supported debt, and are projected to be below the caps for the entire forecast period through 2012-13.

Interest Rate Exchange Agreements

As of March 31, 2009 five issuers, DASNY, UDC, HFA, LGAC and the Thruway Authority had entered into a notional amount of $3.99 billion of interest rate exchange agreements that were subject to the interest rate exchange agreement cap, or 8.5 percent of total debt outstanding.

As of May 2009, the State was repositioning its swaps portfolio to mitigate the negative effects of the ongoing credit crisis in the global markets. From March 2008 through March 2009, the State terminated $2.0 billion notional amount of swaps. Of this amount, the bankruptcy of Lehman Brothers Holdings, Inc. resulted in the automatic termination of approximately $565 million notional amount of swaps. Given the dislocations in the underlying variable rate markets as of May 2009 and recent experience with the existing portfolio of swaps, as of May 2009, the State has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

The interest rate exchange agreements outstanding at March 31, 2009 involved eight different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that ranged between 2.86 percent and 3.66 percent—rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. In these transactions, the State issued variable rate bonds and entered into swaps in which it receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate. As of March 31, 2009, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $577 million—the total amount the State would pay to the counterparties for the collective authorized issuers should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, if interest rates rise from levels that existed in March 2009, it is expected the State’s termination amounts would decline. The State has indicated that it plans to continue to monitor and manage counterparty risk on a monthly basis.

As of March 31, 2009, the State had also entered into approximately $746 million in swaps to create synthetic variable rate exposure, including $128 million of synthetic variable rate obligations and $618 million of forward starting synthetic variable rate obligations. In these transactions, the State issued fixed rate bonds and entered into swaps in which it receives a fixed rate comparable to the rate it pays on the bonds, and pays the Bond Market Association (“BMA”) variable rate, resulting in the State paying net variable rates. The net variable rate costs the State incurred with the synthetic variable rate bonds are lower than the net costs of issuing traditional variable rate bonds because they do not require additional support costs (liquidity, insurance, broker-dealer fees, and remarketing fees). Thus, this approach can be a less costly way to achieve additional variable rate exposure. The synthetic variable rate debt also provides the benefit of reducing the State’s counterparty exposure under the synthetic fixed rate bonds discussed above (as determined by an independent financial advisor) and, since entered into prior to April 1, 2009, are considered “excluded agreements” under the legislation, and not counted under the swaps cap. As of March 31, 2009, the net mark-to-market value of the State’s synthetic variable rate swaps was $30 million, the total amount the State would receive from the collective authorized issuers should all swaps be terminated. The swaps do, however, count towards the variable rate debt instruments cap.

The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings that are in at least the two highest investment grade categories from a national rating agency, monthly reporting requirements, the adoption of guidelines by the governing boards of the Authorized Issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized International Swaps and Derivatives Association (“ISDA”) documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the Authorized Issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

Net Variable Rate Obligations

As of March 31, 2009, the State had about $1.8 billion of outstanding variable rate debt instruments that are subject to the net variable rate exposure cap or 3.8 percent of total debt outstanding. That amount includes $1.65 billion of unhedged variable rate obligations and $128 million of synthetic variable rate obligations described above (see “Interest Rate Exchange Agreements”).

As of May 2009, the State’s policy is to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the underlying variable rate bonds and the amount received by the State under their 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure. Variable rate bonds that are related to swaps pursuant to which the State pays a fixed rate of interest are excluded from the calculation of variable rate debt instruments outstanding.

In addition to the variable rate obligations described above, as of May 15, 2009, the State had $2.4 billion of fixed rate obligations that may convert to variable rate obligations in the future. This includes $1.75 billion in State-supported convertible rate bonds as of May 15, 2009. These bonds bear a fixed rate until future mandatory tender dates in 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. Similar to these convertible bonds, the $618 million in forward starting synthetic variable rate obligations described above result in the State paying a fixed rate through 2014, and a variable rate between 2014 and 2030. Legislation enacted in 2005 amended the State Finance Law to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year would not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below, these proceedings could adversely affect the State’s finances in the 2009-10 fiscal year or thereafter.

For the purpose of the matters described below, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

As of May 2009, except as described below, there is no material litigation involving the State’s constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State’s power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or which the State has determined do not meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State’s opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State’s financial position in the 2009-10 fiscal year or thereafter.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2009-10 Financial Plan. The State believes that the 2009-10 Enacted Budget Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2009-10 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2009-10 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2009-10 Enacted Budget Financial Plan.

Real Property Claims

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs’ motion to strike the State’s defenses and counterclaims. The District Court also denied the State’s motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs’ claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. The cross-appeals have been fully briefed, and oral argument before the Second Circuit was conducted on June 3, 2008. As of May 2009, the case awaited decision by the Second Circuit.

Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al. both in the United States District Court for the Northern District of New York.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. Although the motion is fully briefed and awaiting decision, on April 16, 2008, the District Court issued an order staying the case until a decision is rendered with respect to the pending appeal in the Oneida case.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches. As of May 2009, the motion was fully briefed and awaiting decision.

Cayuga Indian Nation of New York, et al. v Pataki, et al., USDC, NDNY, 80-CV-930 (McCurn, DJ) (2d Cir. [02-6111]) involved approximately 64,000 acres in Seneca and Cayuga Counties surrounding the northern portion of Cayuga Lake that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act (“NIA”) (first enacted in 1790 and now codified at 25 U.S.C. § 177) because the transactions were not held under federal supervision, and were not formally ratified by the United States Senate and proclaimed by the President. After 2 lengthy trials, in 2001 the District Court denied ejectment as a remedy, and rendered a judgment against the State for damages and prejudgment interest in the net amount of $250 million. The State appealed. The tribal plaintiffs (but not the U.S.) cross-appealed, seeking ejectment of all of the present day occupants of the land in the 64,000 acre claim area and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the Cayuga action, based upon the intervening Supreme Court decision in Oneida Indian Nation v. City of Sherrill, 544 U.S. 197 (2005), which held (in the context of a property tax dispute involving a parcel that the tribe had purchased in fee within the Oneida claim area) that disruptive claims of Indian sovereignty could be barred by equitable defenses, including laches, acquiescence and impossibility. Cayuga Indian Nation v. Pataki, 413 F.3d 266 (2d Cir. 2005). The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in City of Sherrill applied to the Cayugas’ possessory claim and required dismissal of the entire lawsuit, including plaintiffs’ claim for money damages and their claim for ejectment. The Court also held that the United States’ complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006. 126 S. Ct. 2021, 2022.

This case was closed but became active when the Cayuga plaintiffs filed a FRCP 60(b)(6) motion to have the judgment vacated. Along with this motion a letter was sent to Judge McCurn’s chamber seeking a stay of the 60 (b)(6) motion until after the Second Circuit decides the appeal in the Oneida Land Claim case. The motion is premised on Judge Kahn’s ruling in Oneida, discussed above, that in spite of the Second Circuit decision in Cayuga, the tribe may proceed to prove a non-possessory claim for unjust compensation against the State defendant. By stipulation of the parties, so-ordered by Judge McCurn, further briefing on the Cayugas’ motion for relief from judgment has been suspended, pending the outcome of the Oneida appeal that was argued on June 3, 2008.

Tobacco Master Settlement Agreement

In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement (“MSA”) that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court. By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions. Following an evidentiary hearing, by a December 15, 2008 order summarizing a preliminary decision, the District Court dismissed all of plaintiff’s claims. On January 12, 2009, the Court issued its opinion and order granting judgment dismissing the complaint. Plaintiff has appealed and, as of May 2009, the appeal was pending.

State Medicaid Program

There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs’ complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.

West Valley Litigation

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the State and the New York State Energy Research and Development Authority have filed suit seeking: (1) a declaration that defendants are liable under the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) for the State’s response costs and for damages to the State’s natural resources resulting from releases from the site in Cattaraugus County, New York, and a judgment reimbursing the State for these costs and damages, (2) a declaration of defendants’ responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non- binding arbitration and early neutral evaluation. As of May 2009, the parties were engaged in mediation.

Bottle Bill Litigation

In International Bottled Water Association, et al. v. Paterson, et al., plaintiffs seek declaratory and injunctive relief declaring that certain amendments to the State’s Bottle Bill enacted on April 7, 2009 as part of the 2009-2010 budget violate the Due Process Clause, the Equal Protection Clause and the Commerce Clause of the United States Constitution. On May 27, 2009, the United States District Court for the Southern District of New York issued a preliminary injunction staying the June 1, 2009 effective date of the amendments to the Bottle Bill and declared that the section of the amendments which requires that the plaintiffs and other beverage manufacturers and distributors place a unique New York-exclusive universal product code on all bottles covered by the law that are offered for sale in the State violates the commerce clause of the United States Constitution. By order entered May 29, 2009 that superseded the above-referenced

May 27, 2009 preliminary injunction, the District Court granted a preliminary injunction that (1) enjoined the State from implementing or enforcing the New-York exclusive universal product code provision of the Bottle Bill, and (2) enjoined the State from implementing or enforcing any and all other amendments to the Bottle Bill signed into law on April 7, 2009, until April 1, 2010, to allow persons subject to the amendments sufficient time to comply with the law’s requirements.

Representative Payees

In Weaver v. State of New York, filed in the New York State Court of Claims on July 17, 2008, the claimant alleges that executive directors of Office of Mental Health facilities, acting as representative payees under the Federal Social Security Act, have improperly received benefits due to patients and former patients and improperly applied those benefits to defray the cost of patient care and maintenance. The named claimant seeks benefits on her own behalf as well as certification of a class of claimants.

On September 26, 2008, the State moved to dismiss the claim on the grounds that (i) the claimant failed to file a motion to certify the class in a timely manner and (ii) the claimant’s failure to identify the time and place in which each claim arose violates the provisions of Court of Claims Act §11(b). The claimant has opposed the motion and cross-moved, seeking certification of the class, pre-certification discovery, and partial summary judgment. The State submitted reply papers on April 1, 2009. The State has also opposed Claimant’s cross-motions, and has submitted a motion for summary judgment. All papers on Claimant’s cross-motions and on the State’s summary judgment motion must be submitted by August 17, 2009.

* * * * *

RATING AGENCIES’ ACTIONS

Standard & Poor’s, Moody’s and Fitch rated the State’s general obligation bonds AA, Aa3 and AA-, respectively, as of July 17, 2009. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revision or withdrawal of a rating could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX E

ADDITIONAL INFORMATION CONCERNING PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to offerings of Puerto Rico bond issues, the most recent such official statement being dated September 5, 2008. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any Puerto Rico issuer and without regard to any events that have occurred since the date of the most recent statement.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,942,375 as of July 1, 2007. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as is exercised by the state governments of each of the fifty states over their respective internal affairs, with similar separation of powers among the executive, legislative and judicial branches. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget (“OMB”) and Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. OMB prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

ECONOMY

General

The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico’s economy has expanded, on average, for more than two decades. Virtually every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. In the three fiscal years after the previous recession, during fiscal year 2002, the economy expanded at a moderate annual rate of 2.2%. During fiscal year 2007, real gross national product decreased by 1.8%. This contraction continued into fiscal year 2008. As of May 31, 2008, the Puerto Rico Planning Board was expecting a reduction of 2.1% of real gross national product for fiscal year 2008 and a recovery of 2.1% for fiscal year 2009. The Commonwealth has indicated that it is likely, given the continuing economic weakness in certain key economic variables as of May 31, 2008, including employment and economic output, that the Planning Board will lower its prediction of economic growth for the fiscal year ending June 30, 2009.

Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2007. In fiscal year 2007, aggregate personal income was $53.1 billion ($44.4 billion in 2000 prices) and personal income per capita was $13,491 ($11,279 in 2000 prices).(1) Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which amount to around $12 billion annually and include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the United States. Eighty-two percent (82%) of the transfer payments to individuals in fiscal year 2007 ($8.9 billion) represented entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions. Grants represent the remainder of the federal transfers to individuals, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant (higher education) Scholarships.

Total average annual employment (as measured by the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”)) has also increased. From fiscal year 2000 to fiscal year 2008, annual employment increased 5.8% to 1,217,500.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than the price of oil) are determined by the policies and performance of the economy of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2007 (from July 1, 2006 to June 30, 2007), approximately 77% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 50% of Puerto Rico’s imports. Consequently, the slowdown in the United States’ economy could be reflected in Puerto Rico’s economy.

Forecast for Fiscal Year 2008

The Planning Board’s gross national product forecast for fiscal year 2008, which was released in March 2008, projected a decline of 2.1% in constant dollars, or an increase of 3.4% in current dollars. Personal income was expected to increase by 0.8% in real terms, or 4.3% in nominal terms (see footnote 1 above). The Planning Board expected real growth to return in fiscal year 2009, at 2.1%, or 7.1% in current dollars. As of May 31, 2008, the Commonwealth indicated that it was likely, given the continuing economic weakness in certain key economic variables, including employment and economic output, that the Planning Board would lower its prediction of economic growth for the fiscal year ending June 30, 2009. The major factors affecting the economy were, among others, the continued increase of oil prices, the slowdown of U.S. economic activity, and the continuing economic uncertainty generated by the Commonwealth’s fiscal crisis. These factors and the effects on economic activity of the implementation of the new sales tax have persuaded consumers to adjust their behavior to the new economic conditions.

According to the Household Survey, total employment for fiscal year 2008 averaged 1,217,500, a decrease of 3.6% compared to 1,262,900 for fiscal year 2007. At the same time, the unemployment rate for fiscal year 2008 was 11.0%, an increase from 10.4% for fiscal year 2007.

(1)

Different price deflators are used for gross national product and personal income statistics. The year 2000 is used as a basis for comparison because that is the year used by the U.S. Department of Commerce.

Fiscal Year 2007

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2007 indicated that real gross national product decreased 1.8% (3.5% in current dollars) over fiscal year 2006. Nominal gross national product was $58.7 billion in fiscal year 2007 ($44.3 billion in 2000 prices), compared to $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices). Aggregate personal income increased from $51.1 billion in fiscal year 2006 ($44.0 billion in 2000 prices) to $53.9 billion in fiscal year 2007 ($44.4 billion in 2000 prices), and personal income per capita increased from $13,033 in fiscal year 2006 ($11,229 in 2000 prices), to $13,491 in fiscal year 2007 ($11,279 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2007 averaged 1,262,900, an increase of 0.8% compared to 1,253,400 for fiscal year 2006. The driving force behind total employment is self-employment. The unemployment rate for fiscal year 2007 was 10.4%, a decrease from 11.7% for fiscal year 2006. As in the past, the economy of Puerto Rico followed the general performance and trends of the United States economy, although at a lower rate of growth.

Among the variables contributing to the Planning Board’s downward revision in the forecast were the effect of persistent high levels of oil prices, and the slowdown, as of May 31, 2008, of the United States economy. Moreover, as of May 31, 2008, the continuing weakness of local construction investment had aggravated the situation. The persistent high level of the price of oil and its derivatives (such as gasoline) served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth’s dependence on oil for power generation and gasoline in spite of its recent improvements in power production diversification, the high level of oil prices during periods of 2008 was expected to account for an increased outflow of local income in fiscal year 2008. As of May 31, 2008, the financial difficulties associated with the subprime mortgage crisis had resulted in lowering of short-term interest rates. As of May 31, 2008, the Commonwealth indicated that this could help alleviate the situation of the construction sector, which historically has been a major contributor to economic growth. The implementation of the tax reform legislation discussed below may reduce net disposable income even after giving effect to certain income tax reductions provided in the tax reform legislation.

Fiscal Year 2006

The Planning Board’s reports of the performance of the Puerto Rico economy during fiscal year 2006 indicated that the economy (as registered by real gross national product) grew by 0.5%. Nominal gross national product was $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices), compared to $44.0 billion in fiscal year 2005 ($44.8 billion in 2000 prices). This represents an increase in nominal gross national product of 5.5%. Aggregate personal income increased from $48.8 billion in fiscal year 2005 ($44.0 billion in 2000 prices) to $51.1 billion in fiscal year 2006 ($44.0 billion in 2000 prices), and personal income per capita increased from $12,507 in fiscal year 2005 ($11,267 in 2000 prices), to $13,033 in fiscal year 2006 ($11,229 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2006 averaged 1,253,400, an increase of 1.3% compared to 1,237,600 for fiscal year 2005. The unemployment rate for fiscal year 2006 was 11.7%, an increase from 10.6% for fiscal year 2005, due to the partial government shutdown in May 2006 that resulted in the two-week furlough of many government employees. As in the past, the economy of Puerto Rico followed the performance and general trends of the United States economy but did not reach the level of U.S. real economic growth.

Economic Development Program

The Commonwealth’s economic development program is now focused on initiatives aimed at producing more diversified and sustainable economic development. The six principal elements of these initiatives, as expressed in the Governor’s Economic Development and Government Transformation Plan for Puerto Rico, are the following: (i) developing world-class infrastructure, while encouraging private investment with innovative financial models and agile, effective evaluation processes; (ii) accelerating Puerto Rico’s entry into the knowledge economy by creating a center of excellence in biotechnology, engineering and computing; (iii) promoting local enterprise and supporting local businesses by providing innovative financing alternatives and access to domestic and foreign markets; (iv) transforming the tourist industry into a vehicle for Puerto Rico’s economic development; (v) diversifying energy-generating sources to reduce dependence on petroleum by half; and (vi) transforming Puerto Rico’s government, without the need for layoffs or privatization, through effective agency consolidation and decentralization functions to offer first-class services to all citizens in a sensible, effective and agile manner and to contribute to Puerto Rico’s socio-economic development.

Puerto Rico Tax Incentives

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development, and it has done so for many years.

In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentives law, Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to all eligible businesses operating under previous tax incentives laws. These incentives were initially scheduled to be available until December 31, 2007, but were extended until June of 2008 (although tax incentive concessions granted thereunder will continue to be in effect until their respective dates of expiration). On May 28, 2008 the Commonwealth enacted a new tax incentives law, Act No. 73 (the “Economic Incentives Act”).

The Economic Incentives Act streamlines the process for obtaining tax incentives and provides recipients with certainty as to the amount of benefits they will receive over time. The Economic Incentive Act expands the definition of manufacturing to include cluster and supply chain concepts, addresses issues of cost competitiveness, and simplifies the applicable rules. The tax structure established by the Economic Incentives Act generally has a 4% income tax rate and a 12% withholding tax rate for royalties. An alternative structure has an 8% income tax rate and a 2% withholding tax on royalties. For existing businesses with tax rates between 2% and 4%, the Secretary of Economic Development has the discretion to grant the same tax benefits if doing so is considered to be in the best interests of Puerto Rico’s economy. Income tax rates may be reduced by an additional 0.5% for projects located in low- or mid-economic development areas. Additional exceptions to the general tax structure exist for pioneering activities, local firms and small businesses. Pioneering activities may have a 1% income tax rate, or no income taxes if the research and development activity is located completely within Puerto Rico. For local firms, the tax rate is 3% and for small businesses the tax rate is 1%.

Reduction of the Costs of Doing Business

The Commonwealth believes that to make Puerto Rico more competitive and foster investment it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects. The Commonwealth has also implemented additional initiatives to restructure certain government agencies in order to improve the services offered by these agencies and provide such services in a more efficient manner.

Federal Tax Incentives

In connection with the phase-out of Sections 30A and 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), the United States Senate requested the Joint Commission on Taxation (“JCT”) and the United States Government Accountability Office (“GAO”) to study the economic impact of this phase-out and present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S.-based companies operating under Sections 30A and 936 of the U.S. Code converted from United States corporations to controlled foreign corporations (“CFCs”), thus lessening the impact of the phase-out of those sections on their operations.

In May 2006, the GAO published its study titled “Fiscal Relations with the Federal Government and Economic Trends during the phase-out of the Possessions Tax Credit.” The GAO study found that Puerto Rico’s per capita gross domestic product and gross national product were significantly lower compared to United States averages, and the absolute gap between the per capita gross national product of Puerto Rico residents and that of United States residents has increased. The GAO study further found that, although the value-added by United States companies claiming the possessions tax credit decreased by about two-thirds during the period 1993-2003, much of the decline was offset by growth in other corporations, such as pharmaceuticals. Finally, the GAO study determined that although residents of Puerto Rico pay considerably less total tax per capita than residents of the United States, they pay approximately the same percentage of their personal income in taxes. The GAO study, which is informative in nature, is intended to help the United States Congress decide which economic development initiatives will best suit Puerto Rico’s current situation.

In June 2006, the JCT published its pamphlet titled “An Overview of the Special Tax Rules related to Puerto Rico and an Analysis of the Tax and Economic Policy Implications of Recent Legislative Options” (the “JCT Report”). The JCT

Report provides an overview of the tax and non-tax rules applicable to United States possessions, the special tax rules applicable to Puerto Rico and an economic analysis of such special tax rules. The JCT Report also presents certain legislative options and specific proposals that have been advocated by various parties in order to stimulate economic growth in Puerto Rico. Although these legislative options and specific proposals are not recommendations, the JCT Report does state that federal and Commonwealth tax policy must be coordinated in order to design and implement new tax proposals aimed at enhancing development in Puerto Rico by targeting problems unique to Puerto Rico, instead of problems common to the United States and Puerto Rico, which proposals are likely to induce business to relocate from the United States to Puerto Rico.

The Commonwealth is seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by controlled foreign corporations, as well as deductions that would encourage investments in research and development activities.

Employment and Unemployment

The number of persons employed in Puerto Rico during fiscal year 2008 averaged 1,217,500, a 3.6% decrease from 1,262,900 in fiscal year 2007. Unemployment is about twice the United States average. The number of self-employed individuals represents around 17% of civilian employment in Puerto Rico, more than double the level in the United States.

Economic Performance by Sector

From fiscal year 2003 to fiscal year 2007, the manufacturing and services sectors generated the largest portion of gross domestic product. The three sectors of the economy that provide the most employment are manufacturing, services and government.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. Planning Board figures show that in fiscal year 2007 manufacturing generated $36.7 billion, or 40.9%, of gross domestic product. During fiscal year 2008, payroll employment for the manufacturing sector was 103,900, a decrease of 3.6% compared with fiscal year 2007. Most of the island’s manufacturing output is shipped to the United States mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The United States minimum wage laws are applicable in Puerto Rico. For fiscal year 2008, the average hourly manufacturing wage rate in Puerto Rico was approximately 68.5% of the average mainland United States rate.

Total employment in the manufacturing sector decreased by 14,509 from fiscal year 2004 to fiscal year 2008. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling -10.6% and -4.8%, respectively. After that, manufacturing employment seemed to stabilize around 118,000 jobs, but the deceleration reappeared in fiscal year 2006 with the sector experiencing another significant drop of -4.0%. For fiscal years 2007 and 2008, manufacturing employment decreased by -4.3% and -3.6%, respectively. During fiscal year 2008 the manufacturing sector lost approximately 3,800 jobs. There are several reasons which explain this sector’s job shrinkage: the end of the phase-out of Section 936 of the U.S. Code, which had provided federal tax incentives to corporations operating in Puerto Rico; the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly labor and electricity), and the increased use of job outsourcing. Puerto Rico’s manufacturing sector is facing increased international competition, and new ideas and initiatives are believed to be necessary to improve this sector.

Services

Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2003 and 2007, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 5.4%, while payroll employment in this sector increased at an average annual rate of 1.8%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction and agriculture. The services sector in Puerto Rico has a diversified base.

The high degree of knowledge, skill and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2007, services generated $35.9 billion of gross domestic product, or 40% of the total. Services employment grew from 523,691 in fiscal year 2003 to 562,949 in fiscal year 2007 (representing 54.5% of total non-farm payroll employment). This represents a cumulative increase of 7.5% during such period. Wholesale and retail trade, finance, insurance and real estate experienced significant growth in fiscal years 2003 to 2007, as measured by gross domestic product. From fiscal year 2003 to 2007, gross domestic product increased in wholesale and retail trade from $9.2 billion to $11.1 billion, and in finance, insurance and real estate from $12.5 billion to $16.3 billion. There were sixteen commercial banks and trust companies operating in Puerto Rico as of January 2008. Total assets of these institutions as of December 31, 2007 were $113.9 billion. As of December 31, 2007, there were approximately thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions with total assets of $75.8 billion.

Hotels and Related Services—Tourism

During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,922,500, an increase of 3.8% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased 4.0% compared to fiscal year 2005. Tourist hotel rooms available during fiscal year 2006 increased 3.9% compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

During fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,798,400, a decrease of 6.5% over the number of persons registered during fiscal year 2006. The average occupancy rate in tourist hotels during fiscal year 2007 was 71.5%, compared to 70.8% in fiscal year 2006. The average number of rooms available in tourist hotels decreased 6.4% from fiscal year 2006 to fiscal year 2007 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) took longer to complete than in the past.

The number of persons registered in tourist hotels during the first eleven months of fiscal year 2008, was 1,576,900, a decrease of 12.3% over the number of persons registered during the same period of fiscal year 2007. The average occupancy rate in tourist hotels during the first eleven months of fiscal year 2008 was 69.7%, compared to 71.3% in the period for fiscal year 2007. During the first eleven months of fiscal year 2008, the average number of rooms available in tourist hotels increased 2.3% compared with the same period in fiscal year 2007.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, to include hotels, restaurants, cinemas, office space and housing. The convention center district is being developed at a total cost of $1.3 billion in an effort to improve Puerto Rico’s competitive position in the convention and group travel segments. The convention center opened on November 17, 2005.

Government

The government sector of Puerto Rico plays an important role in the economy. In fiscal year 2007, the government accounted for $8.6 billion of Puerto Rico’s gross domestic product, or 9.6% of the total. The government is also a significant employer, providing jobs for 281,300 workers, or 27.6% of total, non-farm, payroll employment in fiscal year 2008. This total includes municipal employees. From fiscal year 2005 to fiscal year 2008, Commonwealth and municipal government employment has been reduced by approximately 11,700 positions.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. As of May 2008, of 100 collective bargaining agreements to be negotiated, 99 had been signed, of which 89 included the economic terms.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

As of January 2008, Luis Muñoz Marín International Airport was served by 25 United States and international airlines. As of that date, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia, and numerous other destinations within the United States. There is also regularly scheduled service between Aguadilla and Ponce and New York and between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major United States airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2007, totaled approximately 4,625 miles of highways and 11,774 miles of local streets and adjacent roads. The highway system comprises 387 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,051 miles of tertiary highways and roads serving local, intra-regional traffic.

The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. As of May 2008, it has ridership of about 33,000 per day.

The Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas, a deep draft port on the south coast of Puerto Rico. The first phase of the Port of the Americas was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. During calendar year 2005, the PAA began the second phase of the Port, which phase was expected to be completed by the end of calendar year 2008. Completion of this second phase was expected to provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (“TEU”). This second phase includes (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet; (ii) reconstructing the container terminals; (iii) commencing certain required environmental risk mitigation procedures; and (iv) preparing final construction schematics. With respect to these tasks, as of May 31, 2008, dredging was completed, the final design contract had been awarded, acquisition of environmental risk mitigation land was underway, and the contract for reconstruction of the container terminal was awarded in April 2006. The Port was expected to be capable of providing capacity for up to 700,000 TEUs when the third phase was completed.

As of July 30, 2008, PAA had an outstanding balance of $112.4 million under various lines of credit from GDB. PAA is authorized to borrow up to $250 million under these lines of credit. This debt is payable from annual legislative appropriations until the PAA starts generating revenues sufficient to cover debt service and is also guaranteed by the Commonwealth. As of May 31, 2008, the Port handled over 650,000 TEUs of breakbulk and a container terminal was expected to be operational by the end of fiscal year 2008.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity, due to its multiplier effect on the whole economy. During the period from fiscal year 2003 through fiscal year 2007, however, real construction investment decreased at an average annual rate of 5.9%. The total value of construction permits decreased by 5.4% during the same five fiscal year period.

Total construction investment for fiscal year 2007 decreased (in real terms) by 6.3% (following a 10.4% real decline in fiscal year 2006) due principally to the drop in construction-related public projects. The Planning Board estimated construction investment decreases (in real terms) of 5.3% during fiscal year 2008 and stagnation (0% real growth) during fiscal year 2009. Public investment was expected to be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. Public investment in construction has been negatively affected by the Commonwealth’s fiscal difficulties.

During the first eleven months of fiscal year 2008, the number of construction permits decreased 13.8%, while the total value of construction permits increased 16.5% compared to the same period in fiscal year 2007.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2007, gross income from agriculture was $814.2 million, an increase of 1.6% compared with fiscal year 2006. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, ornamental plants and other products. During fiscal year 2007, starchy vegetables, coffee, livestock products and ornamental plants contributed a higher percentage of the sector’s income than in the previous fiscal year.

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act No. 225.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher wage, higher technology industries became more prominent in Puerto Rico. More recently, employment in the services sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing proportion of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, and the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2006-2007 was approximately 62,340 students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2005-2006 of approximately 145,574 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, which are designed to promote investment in Puerto Rico, companies engaged in manufacturing and certain other designated activities have been eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the Economic Incentives Act.

The benefits provided by the Economic Incentives Act, like those of the 1998 Tax Incentives Act, are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption under the Economic Incentives Act include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. The Economic Incentives act expands the definition of manufacturing activity from that included in the 1998 Tax Incentives Act to include clusters and supply chains. Companies qualifying thereunder can benefit from a simplified income tax system: in most cases, an income tax rate of 4% and a withholding tax rate of 12%. Alternatively, the income tax rate could be 8% and the withholding rate 2%. Special rates are to be applied to projects located in low- and mid-development zones (an income tax reduction of 0.5%), local projects (an income tax rate of 3%), small businesses (an income tax rate of 1%) and pioneering activities (an income tax rate of 1%, but for research and development projects located completely in Puerto Rico the income tax rate may be 0%). In addition, as with the 1998 Tax Incentives Act, the Economic Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 60% and 80% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

The Economic Incentives Act was designed to stimulate employment and productivity, research and development, capital investment, reduction in the cost of energy and increased purchase of local products.

Under the Economic Incentives Act, as with the 1998 Tax Incentives Act, companies may repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business may be allowed a credit against their Puerto Rico income taxes up to 30% of their proportionate share of the exempted business’s income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period may be subject to the same treatment as the eligible business income.

The Economic Incentives Act, like the 1998 Tax Incentives Act, also provides investors who acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or assets.

Tourism Incentives Program

For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (the “Tourism Incentives Act”), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

Incentives under the U.S. Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996 (the “1996 Amendments”), its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

Controlled Foreign Corporations

Because of the modification and phase out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost sharing payments they might have opted to make, but CFCs are subject to a fifteen percent Puerto Rico withholding tax on royalty payments.

Recently, the United States Congress approved legislation that would extend the benefit of Section 199 of the U.S. Code to production activities that take place in Puerto Rico. Section 199 provides a three-point reduction in the federal income tax rate, phased in over five years (from 35% to 31.85% after 2009). This extension applies to the U.S. branch activities located on the island and are not controlled foreign corporations.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to the Puerto Rico Sales Tax Financing Corporation is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation provides that such portion is not “available resources” under the Constitutional provisions relating to the bonds offered in Puerto Rico’s most recent official statement, being dated September 5, 2008.

All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), none of which is eligible to be used for a legal defeasance under Puerto Rico law (“non-eligible investments”)). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $930,600,143 in the fiscal year ending June 30, 2016 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B, the Public Improvement Refunding Bonds, Series

2008 B, a portion of the Public Improvement Refunding Bonds, Series 2003 C, a portion of the Public Improvement Bonds of 2006, Series A, and a portion of the Public Improvement Refunding Bonds, Series 2007A, each of which are also variable rate bonds, bear interest at 12% per annum). This amount ($930,600,143) is equal to 11.38% of $8,178,090,500, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2007 and June 30, 2008. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B, the Public Improvement Refunding Bonds, Series 2008 B, the portion of the Public Improvement Refunding Bonds, Series 2003 C, the portion of the Public Improvement Bonds of 2006, Series A, and the portion of the Public Improvement Refunding Bonds, Series 2007A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 9.39% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $767,794,551 in the fiscal year ending June 30, 2020. Annual debt service payments on the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed bonds are not included in the calculation of the 15% debt limitation. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

The Commonwealth’s policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal assemblies. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Commonwealth Guaranteed Debt

As of December 31, 2007, $3.09 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $236.2 million in fiscal year ending June 30, 2011, with their final maturity being July 1, 2037. As of December 31, 2007, no payments under the Commonwealth guaranty had been required for bonds of the Public Buildings Authority.

As of June 30, 2008, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. As of June 30, 2008, no payments under the Commonwealth guaranty had been required for these bonds.

As of June 30, 2008, GDB held approximately $112.4 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The PAA is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds will be used to continue the development of the Port of the Americas. As of June 30, 2008, no payments under the Commonwealth guaranty had been required for these bonds.

As of June 30, 2008, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $892.6 million. This amount consisted of $284.7 million in revenue bonds sold to the public, $314.6 million in bonds issued to the United States Department of Agriculture, Rural Development, and $293.3 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations. As of May 31, 2008, PRASA had resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

The long-term public sector debt was $43.4 million as of June 30, 2008, and the short-term public sector debt was $3.3 million as of that date. As of June 30, 2008, outstanding short-term debt, relative to total debt, was 7.0%.

REVENUES AND EXPENSES

Revenues

Fiscal Year 2009

As of May 31, 2008, General Fund revenues for fiscal year 2009 were projected to be $9.484 billion, of which $8.488 billion were recurring resources and the proceeds from a potential sale of $60 million of bonds to be issued by the Puerto Rico Public Buildings Authority. The remaining almost $1 billion was expected to come from the securitization of delinquent tax accounts. The major revenue categories included: (i) $2.770 billion in individual income taxes, (ii) $1.751 billion in corporate income taxes, (iii) $1.015 billion in non-resident withholdings and (iv) $977 million in sales and use tax.

As of May 31, 2008, estimated expenses for the fiscal year 2009 were $9.484 billion, which represented an increase of $256 million over the original budget for 2008 and an increase of $426 million over the preliminary numbers for 2008. Certain increases in expenditures related to payroll expenditures and formulaic appropriations are mandated by law.

Fiscal Year 2008

As of May 31, 2008, preliminary General Fund revenues for fiscal year 2008 were $8.253 billion, representing a decrease of $340 million, or 4%, from actual revenues for fiscal year 2007. This amount excluded the collection of $269 million from special temporary tax measures in fiscal year 2007. This amount included $4.358 billion in revenues from individual and corporate income taxes, $1.088 billion from non-resident withholding taxes, $864 million from excise taxes and $911 million of sales tax revenues. The decrease in 2008 collections was principally due to the current recession and high oil prices, which directly affected income and excise taxes. Sales Tax collections met expectations, providing $911 million to the General Fund.

Preliminary General Fund expenses for fiscal year 2008 amounted to $9.057 billion, which is $170 million less than the amount originally estimated. The difference between preliminary revenues and expenses for fiscal year 2008 was covered by federal funds recovery of approximately $287 million and the remaining $504 million by cash management procedures.

Fiscal Year 2007

General Fund total revenues for the fiscal year ended on June 30, 2007 totaled $8.862 billion, $7 million more than the Treasury Department’s revised estimate for that period. This amount included (i) $933 million in non-resident withholding, (ii) $1.122 billion in excise taxes, (iii) $583 million of sales tax revenues, and (iv) $269 million from special temporary tax measures.

General Fund expenses for fiscal year 2007 were $9.221 billion, which is $267 million below the amount initially budgeted and takes into consideration $160 million in a portion of savings from the 10% budget reserve and $107 million in health-related expenditure reductions. The $9.221 billion amount does not include $522 million of debt service payments on a portion of the Commonwealth’s outstanding appropriation debt, which debt service was excluded from the budget based on the provisions of Act No. 91 of May 13, 2006, which created the Dedicated Sales Tax Fund to service in part the repayment of such appropriation debt.

The difference between projected revenues and expenses for fiscal year 2007 was covered by a $240 million transfer of funds from Government Development Bank that was originally set aside from General Fund appropriations to cover a portion of debt service payments on the Commonwealth’s appropriation debt which set aside was not needed on account of the passage of Act No. 91 referred to above. The remaining shortfall (about $100 million) was covered by cash management procedures such as delaying payments to certain vendors for a short period of time (carrying over into fiscal year 2008).

Tax Reform

Act No. 117 of July 4, 2006 (“Act 117”) amended the Puerto Rico Internal Revenue Code of 1994 (the “P.R. Code”) to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government (the “Central Government Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sale and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Central Government Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for in the Central Government Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, will remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006, and most have done so. The revenues derived from the Sales Tax are distributed as follows: (i) municipal governments retain 13/15 of the Municipal Sales Tax (equivalent to a tax of 1.5% out of the total 7% Sales Tax), (ii) the Dedicated Sales Tax Fund, created by Act No. 91 of May 13, 2006, as amended, receives one-seventh of the Sales Tax (equivalent to a tax of 1% out of the total 7% Sales Tax), and (iii) the General Fund receives the balance of the Sales Tax (equivalent to a tax of 4.5% out of the total 7% Sales Tax). The Secretary of the Treasury projects for fiscal year 2008 that each percentage point of the Sales Tax will generate annually approximately $202 million of gross revenues and that the Sales Tax will generate total annual gross revenues for the General Fund of approximately $911 million. For fiscal year 2007, the corresponding projections were $191 million and $576 million. The increase in revenues to be generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

Act 117 also provided for special income tax rates with respect to certain transactions occurring on and between July 1, 2006 and December 31, 2006 (the “Transition Period”). Eligible dividends declared by domestic corporations or partnerships during the Transition Period will qualify for a 5% special income tax. The dividend does not need to be distributed to qualify for the 5% special income tax rate. During the Transition Period, Act 117 also provides a special tax rate of 5% (10% in the case of resident corporations and partnerships) in connection with “built-in” gains associated to capital assets held for periods in excess of six months (the “Special Capital Gains Tax”). In order to take advantage of the Special Capital Gains Tax, a taxpayer must file an election with the Secretary of the Treasury. The sale of the capital asset is not required to qualify for the Special Capital Gains Tax. In addition to the other conditions mentioned herein, the Special Capital Gains Tax is only available in connection with capital assets consisting of stock or participations of domestic and foreign corporations and partnerships, and real property located in Puerto Rico. However, in the case of resident corporations and partnerships, the Special Capital Gains Tax applies only to real property located in Puerto Rico.

On February 6, 2008, the Governor, in his State of the Commonwealth address, proposed suspending a portion of the sales and use tax, for a reduction from 7% to 2.5%, and re-instituting a revamped excise tax on goods imported into Puerto Rico to help stimulate the Commonwealth’s economy. The proposal included provisions that would have continued the earmarking of sales tax revenues equal to 1% of the total sales tax rate to the Dedicated Sales Tax Fund and other mechanisms currently in place to ensure the security for the outstanding bonds of the Puerto Rico Sales Tax Financing Corporation (“COFINA”). On February 7, 2008, the Governor stated that any proposal from his administration would not impair the rights of bondholders and that he would veto any counter-proposal from the Legislature of Puerto Rico that would constitute a possible impairment of the rights of bondholders. On February 7, 2008, Standard & Poor’s Ratings Service (“S&P”) placed the COFINA bonds on “CreditWatch Negative” and Fitch Ratings Ltd. (“Fitch”) placed the same bonds on “Rating Watch.” On March 14, 2008, the Governor submitted to the Legislature a proposed bill establishing the conditions for suspending the collection of the 4.5% sales and use tax (which is the portion of the total sales and use tax to be collected for the General Fund), establishing and funding a debt service reserve fund for the benefit of the COFINA bonds and re-instituting the revamped excise tax. Said bill was structured to safeguard the rights of COFINA bondholders and, the Commonwealth has noted, is aimed at preserving the current rating, as of May 31, 2008, of the COFINA bonds. Such action was expected to be revenue neutral for the General Fund. As of May 31, 2008, the legislation proposed by the Governor was not approved by the Legislature.

Major Sources of General Fund Revenues

Income Taxes

The Commonwealth’s income tax law, the P.R. Code, imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has four tax brackets for individuals with tax rates of 7%, 14%, 25%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for a special 10% tax rate.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

In general, the P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. In addition, Act No. 98 of May 16, 2006 provides for an extraordinary tax of 5% on resident corporations and partnerships engaged in business for pecuniary profit and whose gross income for the immediately preceding taxable year ended on or prior to December 31, 2005 exceeds $10 million. The 5% tax was required to be paid on or prior to July 31, 2006 and such amount may be subsequently claimed as a tax credit against such entity’s income tax liability. Act No. 89 of May 13, 2006 also imposes an additional special tax for the taxable year commencing in 2006 of 2% on the net income subject to standard taxation of all corporations operating under the provisions of the Puerto Rico Banking Law.

Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 15%. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 15%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 15% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of

Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits is invested in certain eligible instruments for specified periods of time.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

Sales and Use Taxes

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and combined transactions, subject to certain exceptions and limitations. The Sales Tax is not imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property. The Sales Tax was effective starting on November 15, 2006 and generated approximately $911 million for the General Fund in fiscal year 2008. As of May 31, 2008, the Sales Tax was estimated to produce $977 million in fiscal year 2009.

Excise Taxes

The P.R. Code imposed an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates. The excise tax imposed on articles and commodities imported into Puerto Rico for consumption in Puerto Rico ended on October 16, 2006 and has been replaced by the previously described sales and use tax on November 15, 2006.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed is returned to the Treasury.

Property Taxes

Personal property, which accounts for approximately 48% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth’s general obligation debt is deposited in the Commonwealth’s Redemption Fund.

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by the Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

The central government is responsible for approximately 64% of total employer contributions to the Employees Retirement System, and the other 36% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee’s retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 20% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the Employees Retirement System and Judiciary Retirement System were $12.284 billion and $174 million, respectively. The unfunded pension benefit obligations of the Employees Retirement System and Judiciary Retirement System for the same period were $9.956 billion and $104 million, respectively, representing funding ratios of 19% and 40%, respectively. Any amounts receivable from the Commonwealth with respect to benefits under special benefits laws (discussed below) are considered in the actuarial evaluation process to determine the unfunded pension benefit obligation of the Employees Retirement System to the extent receivables are recognized as such by the Employees Retirement System. The June 30, 2005 actuarial valuation was completed in accordance with the “Projected Unit Credit” method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Employees Retirement System and Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2007, the accrued actuarial liability of the system was $7.756 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 41%, and the resulting unfunded accrued liability was $4.593 billion. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 3.5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 2.5%, and a remaining amortization period of 30 years for the unfunded accrued liability. Under the same above assumptions, but without taking into account benefits paid under special benefits laws (described below) and not including the obligation with respect to the prospective payments under special benefits laws because these are not obligations of the Teachers Retirement System and because the funding for such benefits will originate from the Commonwealth’s General Fund, as of June 30, 2007, the accrued actuarial liability was $7,227 billion; the value of its assets amounted to $3.163 billion, representing a funding ratio of 44%; and the resulting unfunded accrued liability was $4.064 billion. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

Various special benefits laws enacted in previous years provided for additional benefits for the Employees Retirement System, Teachers Retirement System, and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase is to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post retirement benefits effective January 1, 2004. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase is to be funded by the General Fund.

As of May 31, 2008, the Teachers Retirement System was seeking reimbursement from the Commonwealth’s Office of Management and Budget (“OMB”) in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System’s interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, was being disputed by OMB. As of May 31, 2008, this dispute was under inter-agency arbitration proceedings. The Employees Retirement System was also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.8 million, representing cumulative benefits paid to beneficiaries through June 30, 2005. As of May 31, 2008, OMB believed that the basis of the claims from the Employees Retirement System was valid but that the amounts claimed remained to be verified and reconciled.

The Employees Retirement System’s disbursements of benefits during fiscal years 2003 through 2007 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in the Puerto Rico Telephone Company (“PRTC”) and a loan received from the Department of the Treasury. The cash shortfall for fiscal year 2004 was covered with a loan received from the Department of the Treasury. Balances owed to the Department of the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the PRTC stock. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year’s cash shortfalls.

The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants are likely to exceed the sum of the employer and employee contributions received and its investment and other recurring income. The Employees Retirement System is also evaluating other measures to improve its cash flows and funding ratio. Some of these measures include, but are not limited to, the establishment of a maximum salary to calculate pension benefits, aggressive collection efforts with respect to employer contributions owed by the Commonwealth, the municipalities and public corporations, and the transfer to the Employees Retirement System of any amounts remaining in the Children’s Trust after payment of all the outstanding bonds. The Children’s Trust is a not-for-profit corporate entity created in 1999 as a public instrumentality of the Commonwealth.

In addition, as of May 31, 2008, the Employees Retirement System was undertaking a series of financings to increase the System’s funding ratio and reduce its unfunded pension benefit obligation. The financings involve the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by these financings is to be deposited into the Employees Retirement System trust and to be invested along with its other assets. As of June 30, 2008, the Employees Retirement System had issued three series totaling approximately $3.0 billion of its Senior Pension Funding Bonds. As of May 31, 2008, the Employees Retirement System expected that additional financing would be undertaken during fiscal year 2009 and subsequent years.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Commonwealth’s Office of Management and Budget, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the succeeding fiscal year, as was the case for fiscal year 2006, the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislative Assembly and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Fiscal Reform

On May 25, 2006, the Governor signed Act No. 103 providing for a fiscal reform of the Commonwealth government (the “Fiscal Reform Legislation”). The Fiscal Reform Legislation applies to every instrumentality and entity of the Executive Branch funded, in whole or in part, from the General Fund and sets forth, as the public policy of the Commonwealth, the reduction of government spending, the elimination or consolidation of redundant agencies, the reduction of government payroll without causing the layoff of regular employees or increasing the actuarial liability of the retirement systems, the limitation of unnecessary, extravagant or excessive spending, and the limitation of public relations and other similar expenses. Despite his approval of the Fiscal Reform Legislation, the Governor has stated that certain of its provisions may be unconstitutional because they infringe on Executive Branch prerogatives. As such, the Governor has informed the Legislative Assembly that certain provisions of the Fiscal Reform Legislation will be implemented at the Executive Branch’s discretion and through the use of the Executive Branch’s prerogatives. There is no assurance that the Fiscal Reform Legislation will result in the intended reduction of expenditures or that it will be implemented as enacted or that it will not be judicially challenged.

Appropriations

For fiscal year 2007, approximately 47% of the General Fund was committed for payment of the central government payroll. In addition, approximately 26% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, among others, and debt service on the direct debt of the Commonwealth. As of May 31, 2008, it is estimated that, for fiscal year 2008, approximately 47% and 6% of the General Fund was committed for payment of the central government payroll (not including the University of Puerto Rico and judicial branch) and debt service on the direct debt of the Commonwealth, respectively. Commencing with fiscal year 2004, the Commonwealth appropriates annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage is to increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

Budget for Fiscal Year 2008

The consolidated budget for fiscal year 2008 totaled $27.1 billion. Of this amount, $14.5 billion was assigned to the central government. This included General Fund total appropriations of $9.227 billion, which represented an increase of $3 million over expenditures for fiscal year 2007.

Estimated expenses and capital improvements of all budgetary funds totaled $14.5 billion, an increase of $207.3 million from fiscal year 2007. The major changes in General Fund expenditures by program in fiscal year 2008 were mainly due to increases in health (up $99.1 million), public safety and protection (up $76.2 million), special pension contributions (up $30.1 million), transportation and communication (up $9.4 million), other debt service (up $8.9 million), housing (up $1.6 million) and decreases in welfare (down $100.8 million), debt service on Commonwealth’s general obligation and guaranteed debt (down $49.2 million), contributions to municipalities (down $26.9 million), economic development (down $21.3 million), education (down $20.8 million) and general government (down $2 million).

Budget for Fiscal Year 2009

The consolidated budget for fiscal year 2009 totaled $26.3 billion. Of this amount, $14.5 billion was assigned to the central government. This included General Fund total resources and appropriations of $9.484 billion, which represented an increase of $256.8 million over approved expenditures for fiscal year 2008. The fiscal year 2009 budget marked the third consecutive year in which budgeted expenditures were below the fiscal year 2006 level. The increase in expenditures over fiscal year 2008 was mainly due to University of Puerto Rico, judiciary and municipal formula increases and salary increases mandated by law or collective bargaining agreements. An additional $42.3 million was budgeted for the State Election Commission. The General Fund revenue projection for fiscal year 2009 was $8.488 billion, an increase of $235.3 million, or 2.8%, from estimated net revenues for fiscal year 2008 of $8.253 billion. The Commonwealth’s budgeted expenditures for fiscal year 2009 of $9.484 billion exceeded projected revenues of $8.488 by approximately $1 billion. As of May 31, 2008, the Commonwealth’s economic team was working together to enforce spending control measures that had been established to attempt to minimize the budget risk. In connection with the budget approval and in order to cover the approximately $1 billion difference between approved expenditures and projected revenues, legislation was approved and signed by the Governor authorizing the Commonwealth (i) to sell and/or transfer delinquent tax receivables up to $1 billion, and (ii) as an exception to the general prohibition against borrowings to balance the budget, to issue limited special obligations of the Commonwealth payable from and collateralized with tax receivables. As of May 31, 2008, the Commonwealth indicated that there is no guaranty that the Commonwealth would be able to issue such limited special obligations in amounts sufficient to cover the expected revenue shortfall in a timely manner, and, if that was the case, other funding sources, such as possible support from Government Development Bank, would have to be secured.

As of May 31, 2008, projected expenses and capital improvements of all budgetary funds totaled $14.5 billion, an increase of $91.1 million from fiscal year 2008. The major changes in General Fund expenditures by program in fiscal year 2009 were mainly due to increases in welfare (up $130.1 million), education (up $93.6 million), health (up $78.5 million), general government (up $71.2 million), special pension contribution (up $17.5 million), contributions to municipalities (up $17.6 million), public safety and protection (up $4.3 million), other debt service (up $11.6 million), transportation and communication (up $11.1 million), housing (up $3.1 million) and decreases in debt service on Commonwealth’s general obligation and guaranteed debt (down $162.7 million) and economic development (down $7.0 million).

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act No. 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended (“Act No. 9”), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

With respect to pending and threatened litigation, as of June 30, 2007, the Commonwealth has included in its financial statements reported liabilities of approximately $950 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $6 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The

Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the United States District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $800 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Supreme Court of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the centers certain of the payments received by the centers from the federal government. As of May 31, 2008, audits were being carried out on the plaintiff centers. As of June 30, 2007, the Commonwealth had accrued $50 million for this legal contingency. With respect to the federal case, a preliminary injunction was issued by the court against the Commonwealth requiring it to disburse approximately $20 million in six payments beginning in October 2005.

The Commonwealth is also a defendant in a class action presented by parents of special education students alleging deficient services to these students in the areas of education and health care before Commonwealth Courts. One court recently decided in favor of the parents’ request to include damage claims in the same class action case. This court may now award damages to the class action members, and in doing so may consider the claims in groups or each case individually. This will require that the parents prove the damages suffered. The Commonwealth has indicated that it plans to defend vigorously each case. As of June 30, 2007, the Commonwealth had accrued $450 million for this legal contingency. This decision is appealable and thus, not final at this time. As of May 31, 2008, the Commonwealth did not anticipate any final determination or damages award, in any case, to be granted in fiscal year 2008.

The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. As of May 31, 2008, preliminary hearings and discovery proceedings were in progress. The amounts claimed exceed $5 billion; however, as of May 31, 2008, the ultimate liability could not be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. As of May 31, 2008, no provision for any liability that may result upon adjudication of these lawsuits had been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

RECENT DEVELOPMENTS

On March 27, 2008, the Governor of Puerto Rico and several other individuals were named in federal grand jury indictments relating to the use of political contributions and campaign funds during the period when the Governor was Resident Commissioner in Washington, D.C. In addition, on August 19, 2008, the Governor and other individuals were named in federal grand jury indictments relating to the use of political contributions and campaign funds during the Governor’s campaign and after his election as Governor. The Governor has denied any wrongdoing and has stated his intention to remain in his position and present his defense. It is not expected that such developments will have any impact on the fiscal affairs of the Commonwealth or on the payment of any obligations issued by the Commonwealth.

* * * * *

RATING AGENCIES’ ACTIONS

As of July 17, 2009, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa3 and BBB-. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligation bonds.

APPENDIX F

PROXY VOTING POLICIES AND PROCEDURES
WESTERN ASSET MANAGEMENT COMPANY
PROXY VOTING POLICY

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long- standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by- case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Part C

Other Information

Item 28. Exhibits

(a)(1) The Registrant’s Declaration of Trust dated October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 44”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust, effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 44.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interests of the Registrant, effective as of May 14, 2008, and Amended and Restated Designation of Classes, effective as of May 14, 2008, is incorporated by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2008 (“Post-Effective Amendment No. 63”).

(4) Amended and Restated Designation of Series of Shares of Beneficial Interests of the Registrant, effective as of August 11, 2008, and Amended and Restated Designation of Classes, effective as of August 11, 2008, is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 16, 2008 (“Post-Effective Amendment No. 65”).

(b) By-laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 44.

(c) Not Applicable

(d)(1) Management Agreement between the Registrant, on behalf of Citi California Tax Free Reserves, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 25, 2007 (“Post-Effective Amendment No. 45”).

(2) Management Agreement between the Registrant, on behalf of Citi Cash Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(3) Management Agreement between the Registrant, on behalf of Citi Connecticut Tax Free Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(4) Management Agreement between the Registrant, on behalf of Citi New York Tax Free Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(5) Management Agreement between the Registrant, on behalf of Citi Tax Free Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(6) Management Agreement between the Registrant, on behalf of Citi U.S. Treasury Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(7) Management Agreement between the Registrant, on behalf of Western Asset Money Market Fund (formerly Cash Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(8) Management Agreement between the Registrant, on behalf of Western Asset Government Money Market Fund (formerly Government Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(9) Management Agreement between the Registrant, on behalf of Western Asset California Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(10) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(11) Management Agreement between the Registrant, on behalf of Western Asset Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(12) Management Agreement between the Registrant, on behalf of Western Asset New York Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(13) Management Agreement between the Registrant, on behalf of Western Asset AMT Tax Free Money Market Fund and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 65.

(14) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Citi California Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(15) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Cash Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(16) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Connecticut Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(17) Subadvisory Agreement between LMPFA and WAM, with respect to Citi New York Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(18) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(19) Subadvisory Agreement between LMPFA and WAM, with respect to Citi U.S. Treasury Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(20) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Money Market Fund (formerly Cash Portfolio), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(21) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Government Money Market Fund (formerly Government Portfolio), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(22) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset California Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(23) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Massachusetts Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(24) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(25) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(26) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset AMT Tax Free Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 65.

(e)(1) Distribution Agreement dated December 1, 2008, between the Registrant, on behalf of Citi California Tax Free Reserves, Citi Cash Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Tax Free Reserves, Citi U.S. Treasury Reserves, Western Asset AMT Tax Free Money Market Fund, Western Asset California Municipal Money Market Fund, Western Asset Government Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset Money Market Fund, Western Asset Municipal Money Market Fund and Western Asset New York Municipal Money Market Fund, and Legg Mason Investor Services, LLC (“LMIS”), as distributor is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009 (“Post-Effective Amendment No. 75”).

(f)(1) Amended and Restated General Retirement Plan relating to certain funds is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on October 31, 2005 (“Post-Effective Amendment No. 37”).

(2) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 28, 2006.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(g)(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(3) Letter Agreement amending the Custodian Services Agreement with State Street is incorporated herein by reference to Post-Effective Amendment No. 65.

(h)(1) Transfer Agency Agreement, dated April 4, 2009, between the Registrant and Boston Financial Data Services, Inc., as transfer agent is incorporated herein by reference to Post-Effective Amendment No. 75.

(2) Service Mark Licensing Agreement between Citigroup, Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 30, 2005 (“Post-Effective Amendment No. 38”).

(3) Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and PNC Global Investment Servicing (U.S.) Inc., as co-transfer agent is filed herewith.

(i)(1) Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 15, 2001.

(2) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 44.

(3) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 63.

(4) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 65.

(5) Opinion of Counsel regarding the legality of shares being registered to be filed by amendment.

(j)(1) Consent of Independent Registered Public Accounting Firm are filed herewith.

(2) Power of Attorney dated February 12, 2009 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 6, 2009 (“Post-Effective Amendment No. 73”).

(3) Power of Attorney with respect to Master Portfolio Trust dated July 31, 2008 is incorporated herein by reference to Post-Effective Amendment No. 65.

(4) Power of Attorney with respect to Master Portfolio Trust dated February 12, 2008 is incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 24, 2008 (“Post-Effective Amendment No. 70”).

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan, pursuant to Rule 12b-1, of the Registrant, on behalf of Citi California Tax Free Reserves, Citi Cash Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Tax Free Reserves, Citi U.S. Treasury Reserves, Western Asset Money Market Fund, Western Asset Government Money Market Fund, Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset New York Municipal Money Market Fund, Western Asset Municipal Money Market Fund and Western Asset AMT Tax Free Money Market Fund dated February 6, 2007 and amended as of September 2008 is incorporated herein by reference to Post-Effective Amendment No. 65.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(o) Not Applicable

(p)(1) Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies, as amended September 13, 2005 (adopted by LMPFA), is incorporated herein by reference to Post-Effective Amendment No. 38.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 38.

(3) Code of Ethics of WAM and certain supervised affiliates dated as of July, 2007, is incorporated herein by reference to Post-Effective Amendment No. 70.

Item 29. Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30. Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 31. Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Subadviser — Western Asset Management Company

     Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.

Directors
James W. Hirschmann III
Peter L. Bain
Jeffrey A. Nattans

Officers
Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
D. Daniel Fleet	President
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann III	Chief Executive Officer
Gavin L. James	Director of Global Client Service and Marketing

Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held
Peter L. Bain	Director, LMCM
Director, Batterymarch
Manager, Brandywine
Director, Brandywine Singapore
Manager, Clear Adv
Director, Clear Asset
Manager, GCIM
Senior Executive Vice President, Legg Mason, Inc.
Director, Barrett
Director, Bartlett
Director, LMFA
Director, LM Canada Hldg
Director, LM Funding
Manager, GAA
Manager, LMIC
Manager, LMPFA
Director, LMREI
Director, LMRESA
President and Director, LMRC
President and Director, LMRG
President and Director, LMRP
President and Director, LM Tower
President and Director, LMRCII
President and Director, LMRC Properties
Director, PCM I
Director, PCM II
Director, Permal
Manager, Royce
Director, WAM
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore
D. Daniel Fleet	Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore
Jeffrey A. Nattans	Director, WAM

Vice President, Legg Mason, Inc.
Manager and Vice President, LMIH
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore
Officer/Director	Other Offices Held
James W. Hirschmann III	Director, WAM
Director, WAML

Following is a list of addresses for Item 31 with respect to WAM:

Barrett Associates, Inc. (“Barrett”)
565 Fifth Avenue
New York, NY 10017

Bartlett & Co. (“Bartlett”)
36 East Fourth Street
Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)
John Hancock Tower
200 Clarendon Street, 49th Floor
Boston, MA 02116

Brandywine Global Investment Management, LLC (“Brandywine”)
2929 Arch Street, 8th Floor
Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte. Ltd. (“Brandywine Singapore”)
36 Robinson House, #18
City House
Singapore

Clearbridge Advisors, LLC (“Clear Adv”)
620 Eighth Avenue
New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)
620 Eighth Avenue
New York, NY 10018

Global Currents Investment Management, LLC (“GCIM”)
100 Light Street
Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)
100 Light Street
Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)
44 Chipman Hill, 10th Floor
St. John, New Brunswick E2L 4S6
Canada

Legg Mason Fund Adviser, Inc. (“LMFA”)
100 Light Street
Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)
100 Light Street
Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“GAA”)
300 First Stamford Place, 4th Floor
Stamford, CT 06902

Legg Mason, Inc.
100 Light Street
Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)
100 Light Street
Baltimore, MD 21202

Legg Mason Investment Counsel, LLC (“LMIC”)
100 Light Street
Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
399 Park Ave.
New York, NY 10022

Legg Mason Real Estate Investors, Inc. (“LMREI”)
100 Light Street
Baltimore, MD 21202

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)
100 Light Street
Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)
100 Light Street
Baltimore, MD 21202

LMRC II, Inc. (“LMRC II”)
100 Light Street
Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)
100 Light Street
Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)
900 Third Ave. 28th Floor
New York, NY 10022

Royce & Associates, LLC (“Royce”)
1414 Avenue of the Americas
New York, NY 10019

Western Asset Management Company (“WAM”)
385 East Colorado Boulevard
Pasadena, CA 91101

Western Asset Management Company Limited (“WAML”)
10 Exchange Square
Primrose Street
London EC2A2EN England

Western Asset Management Company Ltd (“Western Japan”)
36F Shin-Marunouchi Building
5-1 Marunouchi 1-Chome Chiyoda-Ku
Tokyo 100-6536 Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)
Level 48
120 Collins Street
GPO Box 507
Melbourne Victoria 3000 Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)
10 Exchange Square
Primrose Street
London EC2A2EN England

Western Asset Management Company Pte. Ltd. (“Western Singapore”)
1 George Street, #23-01
Singapore 049145

Item 32. Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”), a distributor of the Registrant is also a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.

LMIS is the placement agent for funds that are series of the Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Mark R. Fetting – Managing Director
D. Stuart Bowers – Vice President
W. Talbot Daley – Vice President
Thomas J. Hirschmann – Vice President
Joseph M. Furey – General Counsel and Chief Compliance Officer
Ronald Holinsky – Counsel
Robert E. Patterson – Counsel
Theresa M. Silberzahn – Chief Financial Officer
Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

Item 33. Location of Accounts and Records
With respect to the Registrant:

(1)	Legg Mason Partners Money Market Trust 55 Water Street New York, New York 10041

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC 620 Eighth Avenue New York, NY 10018

With respect to the Registrant’s Subadviser:

(3)	c/o Western Asset Management Company 620 Eighth Avenue New York, NY 10018

With respect to the Registrant’s Custodian:

(4)	State Street Bank & Trust Company One Lincoln Street Boston, MA 02111

With respect to the Registrant’s Transfer Agents:

(5)	PNC Global Investment Servicing P.O. Box 9699 Providence, Rhode Island 02940-9699

(6)	Boston Financial Data Services, Inc. 2 Heritage Drive North Quincy, MA 02171

With respect to the Registrant’s Distributor:

(7)	Legg Mason Investor Services, LLC 100 Light Street Baltimore, MD 21202

Item 34. Management Services
Not applicable.

Item 35. Undertakings
Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS MONEY MARKET TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 29th day of July, 2009.

LEGG MASON PARTNERS MONEY MARKET TRUST, on behalf of its series:
Western Asset California Municipal Money Market Fund
Western Asset Massachusetts Municipal Money Market Fund
Western Asset Municipal Money Market Fund
Western Asset New York Municipal Money Market Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Principal Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 29, 2009.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and
R. Jay Gerken	Trustee

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer
Frances M. Guggino

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ A. Benton Cocanougher*	Trustee
A. Benton Cocanougher

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Rainer Greeven*	Trustee
Rainer Greeven

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee
Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee
Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ Alan G. Merten*	Trustee
Alan G. Merten

/s/ R. Richardson Pettit*	Trustee
R. Richardson Pettit

*By: /s/ R. Jay Gerken
R. Jay Gerken

* Attorney-in-Fact, pursuant to Power of Attorney.

Exhibit Index

(j)(1)	Consent of Independent Registered Public Accounting Firm

(h)(3)	Co-Transfer Agency and Services Agreement